Reg. Nos. 33-30394/ 811-5857

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 30	☒
and/or
REGISTRATION STATEMENT
UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 29

(Check appropriate box or boxes.)

CMG Fund Trust

(Exact Name of Registrant as Specified in Charter)

1300 S.W. Sixth Avenue, P.O. Box 1350, Portland, Oregon 97207

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (503) 222-3600

Greta R. Clapp

1300 S.W. Sixth Avenue, P.O. Box 1350, Portland, Oregon 97207

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)

☒	on December 1, 2004 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on pursuant to paragraph (a)(2) of Rule 485

If appropriate:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CMG STRATEGIC EQUITY FUND

CMG SMALL CAP FUND

CMG ENHANCED S&P 500® FUND

CMG LARGE CAP VALUE FUND

CMG LARGE CAP GROWTH FUND

CMG MID CAP VALUE FUND

CMG MID CAP GROWTH FUND

CMG SMALL/MID CAP FUND

CMG SMALL CAP VALUE FUND

CMG SMALL CAP GROWTH FUND

CMG INTERNATIONAL STOCK FUND

CMG CORE PLUS BOND FUND

CMG CORE BOND FUND

CMG INTERMEDIATE BOND FUND

CMG SHORT TERM BOND FUND

CMG ULTRA SHORT TERM BOND FUND

CMG CORPORATE BOND FUND

CMG MORTGAGE AND ASSET-BACKED SECURITIES FUND

CMG HIGH YIELD FUND

CMG INTERNATIONAL BOND FUND

The Funds listed above are referred to collectively as the “Funds.”

SUPPLEMENT TO THE PROSPECTUSES DATED DECEMBER 1, 2004

Columbia Management Advisors, Inc. (“Columbia Management”), the Funds’ advisor, and Columbia Funds Distributor, Inc. (“CFD”) the distributor of the Funds’ shares, and certain of their affiliates (collectively, “Columbia”) have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds. Columbia has not uncovered any instances where Columbia Management or CFD were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission (“SEC”) filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia Management and CFD, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General (“NYAG”) filed a civil complaint in New York Supreme Court, County of New York against Columbia Management and CFD alleging that Columbia Management and CFD had violated certain New York anti-fraud statutes. If either Columbia Management or CFD is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a “registered investment company”). Such results could prevent Columbia Management, CFD or any company that is an affiliated person of Columbia Management and CFD from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia Management and CFD that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund’s investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia Management and CFD entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia Management and CFD agreed, inter alia, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia Management and CFD to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia Management’s and CFD’s compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, Columbia and its affiliate Banc of America Capital Management, LLC have agreed to collectively reduce mutual fund fees by $160 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Funds.

Job Code	December 1, 2004

CMG CORE PLUS BOND FUND*

CMG CORE BOND FUND

CMG INTERMEDIATE BOND FUND*

CMG SHORT TERM BOND FUND

CMG ULTRA SHORT TERM BOND FUND

CMG GOVERNMENT BOND FUND*

CMG MORTGAGE AND ASSET-BACKED SECURITIES FUND*

CMG HIGH YIELD FUND

CMG INTERNATIONAL BOND FUND*

Prospectus, December 1, 2004

Advised by Columbia Management Advisors, Inc.

CMG Core Plus Bond Fund, CMG Core Bond Fund,

CMG Intermediate Bond Fund, CMG Short Term Bond Fund,

CMG Ultra Short Term Bond Fund, CMG Government Bond Fund,

CMG Mortgage and Asset-Backed Securities Fund,

CMG High Yield Fund and CMG International Bond Fund (each a “Fund,”

together the “Funds”) are portfolios of CMG Fund Trust (the “Trust”).

*	Shares of these Funds are not currently being offered for sale.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed on the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Columbia Management A FleetBoston Financial Company

Information About The Funds

The following is important information about the Funds offered by this Prospectus. For your convenience, concise descriptions of each Fund appear below. The descriptions provide the following information about each Fund:

•	INVESTMENT GOAL
•	PRINCIPAL INVESTMENT STRATEGIES
•	RISK FACTORS
•	PERFORMANCE HISTORY
•	YOUR EXPENSES
•	FINANCIAL HIGHLIGHTS

As used in this Prospectus, the term “fixed income securities” includes:

•	securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government Securities”);

•	corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

•	mortgage-backed and other asset-backed securities;

•	inflation-indexed bonds issued both by governments and corporations;

•	structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations;

•	delayed funding loans and revolving credit facilities;

•	bank certificates of deposit, fixed time deposits and bankers’ acceptances;

•	repurchase agreements and reverse repurchase agreements;

•	debt securities issued by states or local governments and their agencies, authorities and other instrumentalities; and

•	obligations of non-U.S. governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities.

CMG Core Plus Bond Fund

Investment Goal

The Fund seeks a high level of current income consistent with capital preservation.

Principal Investment Strategies

The Fund intends to invest its assets in the shares of the other Funds described in this Prospectus (such Funds, the “Underlying Funds”). Except for cash management purposes, the Fund invests its assets in shares of the Underlying Funds and does not invest directly in securities of other issuers. The Fund’s investment advisor determines how the Fund allocates its assets among the Underlying Funds.

You should review the summaries of each of the Underlying Funds in this Prospectus for information on their investments, investment techniques and risks associated with these investments and investment techniques.

As a core plus bond fund, the Fund may invest in any of the Underlying Funds, including the High Yield Fund and the International Bond Fund, and may invest in all Underlying Funds at the same time; provided, however, at no time will the combined investment in the High Yield Fund and the International Bond Fund exceed 30% of the Fund’s assets. In determining the allocation of the Fund’s assets among the Underlying Funds, the investment advisor uses a top-down approach to determine sector emphasis between different types of securities (for example, corporate bonds, U.S. Government obligations, mortgage obligations, high yield and international bond obligations). Using this approach, the investment advisor shifts emphasis between the Underlying Funds based upon its evaluation of the desired level of credit quality, maturity, duration of the Portfolio and types of debt securities given the current economic and market environment. In this way, the investment advisor strives to anticipate and act upon market change, understand its effect on risk and reward of the Underlying Funds’ securities with the goal of generating consistent, competitive results over the long term for the Fund.

The Fund is a “fund of funds,” meaning the Fund pursues its investment objectives by investing its assets in other mutual funds. Normally, the cost of investing in such a fund would be higher than the cost of investing in a mutual fund that invests directly in individual securities because holders of such fund’s securities, in addition to paying the fund’s fees and expenses, indirectly pay the fees and expenses charged by the underlying funds. Holders of the Fund’s shares, however, will not be charged a separate management fee for investing in the Fund. Instead, holders of the Fund’s shares will indirectly bear the management fee charged by the Underlying Funds only. Use of a fund of funds structure could affect the timing, amount and character of distributions to shareholders and may increase the amount of taxes payable by shareholders.

The investment advisor has broad discretion to allocate the Fund’s assets among the Underlying Funds provided the allocations are consistent with the Fund’s investment objectives. The Fund may also invest in additional portfolios of CMG Fund Trust created in the future at the discretion of the Fund’s investment advisor and without notice to or approval from shareholders.

Risk Factors

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) that could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

•	Management risk means that the advisor’s investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

•	Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund’s shares. Interest rate risk is generally greater for bonds with longer maturities.

•

Credit risk refers to the possibility that the issuer of a bond may fail to make timely payments of interest or principal. Investment-grade securities are subject to some credit risk. Bonds in the lowest-

rated investment-grade category have speculative characteristics. Changes in economic conditions or other circumstances are more likely to weaken the ability of the issuer to make principal and interest payments on these bonds than is the case for high-rated bonds. In addition, the ratings of securities provided by Moody’s and S&P are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis. The lower-rated bonds held by the Funds in which the Fund may invest, commonly referred to as “junk bonds,” are subject to greater credit risk, and are generally less liquid, than higher-rated, lower yielding bonds. These bonds may be issued to fund corporate restructurings, such as leveraged buyouts, mergers, acquisitions, debt reclassifications, or similar events, and they are often issued by smaller, less creditworthy companies or companies with substantial debt. The prices of such bonds are generally more sensitive than higher-rated bonds to the financial condition of the issuer and adverse changes in the economy. See Appendix A for a complete discussion of bond ratings.

•	Prepayment risk is the possibility that the value of mortgage securities and collateralized mortgage obligations held by an Underlying Fund may be adversely affected by changes in the prepayment rates on the underlying mortgages.

•	Foreign investment risk refers to the greater risks of investing in the securities of foreign issuers as opposed to U.S. issuers.

•	Currency or exchange rate risk is the possibility of a decline in the value of a foreign currency versus the U.S. dollar. Such a decline will reduce the dollar value of any securities of an Underlying Fund denominated in that currency.

•	As a non-diversified fund, the Fund is allowed to invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

•	Emerging market risk refers to the increased risk from investing in the securities of issuers based in less developed and developing countries.

•	Allocation risk is the risk associated with investing the Fund’s assets among some of or all of the Underlying Funds.

•	Inflation risk refers to the risk that the returns on the fixed income instruments held by the Underlying Funds, and therefore the Fund’s returns, may not keep pace with inflation. Inflation represents the rising costs of goods and services over time.

•	Reinvestment risk is the risk that income from the Fund’s debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund’s portfolio.

•	Fund of funds risk refers to the risk associated with investing in a fund that invests its assets in other Funds instead of individual securities.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Please see “MORE ABOUT THE FUNDS” for additional information on these and other types of risks associated with investments in the Fund, as well as information on other types of investments the Fund may make and on the risks associated with those types of investments.

Performance History

Because the Fund has not commenced operations, investment information related to the Fund’s performance, including a bar chart showing annual returns, has not been included in this Prospectus.

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Your Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no sales loads, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. Because the Fund has not commenced operations, the annual fund operating expenses are based on estimates for the current year.

FEE TABLE

Shareholder transaction fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that are paid out of Fund assets)
Management Fees	None
Distribution and/or Service (12b-1) Fees	None
Other Expenses (1)	0.03%
Underlying Fund Expenses (2)	0.30%

Total Annual Fund Operating Expenses	0.33%
Expense Reimbursement (3)	(0.03%	)

Net Expenses	0.30%

(1)	“Other Expenses” consist of the fees and expenses of the Fund’s independent trustees and their legal counsel, audit fees, and interest on any borrowings by the Fund.
(2)	“Underlying Fund Expenses” will vary with changes in the allocation of the Fund’s assets among the Underlying Funds. Underlying Fund Expenses are estimated based on the largest permissible investment in the International Bond Fund and High Yield Fund. For a summary of the estimated expenses associated with each Underlying Fund, please see the fee table under the heading “Your Expenses” for each Underlying Fund in this Prospectus.
(3)	The Fund’s investment advisor has contractually agreed to reimburse all “Other Expenses.” The advisor has agreed to keep such arrangement in place until March 1, 2009.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses set forth above remain constant as a percentage of net assets and that all dividends and distributions are reinvested in the Fund. The examples take into account the expense reimbursement described in Footnote 3 to the Fee Table above. Your actual costs may be higher or lower, but based on these assumptions your costs would be:

1 year	3 years
$31	$97

Financial Highlights

Because the Fund has not commenced operations, financial highlights have not been included in this Prospectus.

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CMG Core Bond Fund*

Investment Goal

The Fund seeks to provide investors a high level of current income consistent with capital preservation.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its total assets (plus any borrowings for investment purposes) in a diversified portfolio of domestic investment-grade fixed income securities. A fixed income security is considered investment grade if it is rated either AAA, AA, A or BBB by Standard & Poors (“S&P”) or Aaa, Aa, A or Baa by Moody’s Investors Services, Inc. (“Moody’s”), or, if unrated, judged by the Advisor to be of comparable quality to the categories listed above. The Fund’s investment advisor will limit the Fund’s dollar weighted average maturity to between 3 and 8 years and duration to 1.5 years plus or minus the duration of its benchmark index, the Lehman Brothers Aggregate Bond Index.

A DESCRIPTION OF FIXED INCOME SECURITIES RATINGS IS CONTAINED IN THE FUND’S STATEMENT OF ADDITIONAL INFORMATION.

The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund’s sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund’s Statement of Additional Information, which you may obtain free of charge (see page 60). Approval by the Fund’s shareholders is not required to modify or change the Fund’s investment goal or investment strategies.

Risk Factors

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) that could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

•	Management risk means that the advisor’s investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your

* The name of this Fund was changed from the CMG Fixed Income Securities Fund to the CMG Core Bond Fund on February 27, 2004.

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investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

•	Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund’s shares. Interest rate risk is generally greater for bonds with longer maturities.

•	Credit risk refers to the possibility that the issuer of a bond may fail to make timely payments of interest or principal. Investment-grade securities are subject to some credit risk. Bonds in the lowest-rated investment-grade category have speculative characteristics. Changes in economic conditions or other circumstances are more likely to weaken the ability of the issuer to make principal and interest payments on these bonds than is the case for high-rated bonds. In addition, the ratings of securities provided by Moody’s and S&P are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis. See Appendix A for a complete discussion of bond ratings.

Certain of the U.S. Government securities in which the Fund invests, such as mortgage-backed securities that are issued by government sponsored enterprises, and securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, are neither insured nor guaranteed by the U.S. Government. Such securities may be supported by the ability to borrow from the U.S. Treasury or only the credit of the issuing agency or instrumentality, and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

•	Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security’s cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

•	Reinvestment risk is the risk that income from the Fund’s debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund’s portfolio.

•	Call risk is the chance that during periods of falling interest rates, a bond issuer will “call”—or repay—its high-yielding bond before the bond’s maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

•	Inflation risk is a risk to investors who invest in fixed income instruments, such as bond or money market funds, because there is a chance that the returns on these instruments may not keep pace with inflation. Inflation represents the rising cost of goods and services over time.

•	Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it

6

would have had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also cause the Fund to receive taxable income, which could increase the amount of taxes payable by Fund shareholders. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. For more information on the risks of derivative strategies, see the Fund’s Statement of Additional Information.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Please see “MORE ABOUT THE FUND” for additional information on these and other types of risks associated with investments in the Fund, as well as information on other types of investments the Fund may make and on the risks associated with those types of investments.

Performance History

The following bar chart and table illustrate the Fund’s total annual returns as well as its long-term performance. The bar chart provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied from year to year. The table compares the Fund’s performance over time (before and after taxes) to that of the Lehman Aggregate Bond Index (the “Index”). The Index is an unmanaged index of investment-grade U.S. Treasury and agency securities, corporate bonds and mortgage-backed bonds. All figures assume reinvestment of dividends and distributions. Performance results include the effects of expense reduction arrangements. If these arrangements had not been in place, the performance results would have been lower. The Fund’s historical performance (before and after taxes) does not indicate how the Fund will perform in the future.

Core Bond Fund

Year-By-Year Total Return As Of 12/31 Each Year*

*	The Fund’s year-to-date total return as of September 30, 2004 was 3.42%

Best Quarter:	3Q ‘01	4.85%
Worst Quarter:	1Q ‘02	-0.17%

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Average Annual Total Returns As Of 12/31/03

	1 Year	Since Inception (9/1/00)
CMG Core Bond Fund
Return Before Taxes	3.75%	7.54%
Return After Taxes on Distributions	2.18%	5.21%
Return After Taxes on Distributions and Sale of Fund Shares	2.52%	5.01%
Lehman Aggregate Bond Index (1)	4.10%	8.25%

(1)	The Lehman Aggregate Bond Index is an unmanaged index of investment-grade U.S. Treasury and agency securities, corporate bonds and mortgage-backed bonds. The index reflects reinvestment of dividends and distributions, if any, but does not reflect fees, brokerage commissions, and other expenses of investing.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you hold shares of the Fund through tax-deferred accounts, such as 401(k) plans or individual retirement accounts (IRAs).

Your Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no sales load, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. The Fund’s expense structure has been modified to a unified fee effective as of February 27, 2004, so that the annual fund operating expenses indirectly paid by a shareholder essentially consist of a unified management fee paid to the Fund’s investment advisor. Because the Fund’s expense structure is not based on the prior fiscal year’s expenses, the annual fund operating expenses have been restated to reflect the Fund’s change to a unified fee. Annual fund operating expenses described in the table are paid out of the Fund’s assets and are therefore reflected in the share price and total return of the Fund.

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FEE TABLE

Shareholder transaction fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that are paid out of Fund assets)
Management Fees (1)	0.25%
Distribution and/or Service (12b-1) Fees	None
Other Expenses (2)	0.12%

Total Annual Fund Operating Expenses	0.37%
Expense Reimbursement (3)	(0.12%	)

Net Expenses	0.25%

(1)	The Management Fee is a unified fee that includes all the costs and expenses of the Fund (other than extraordinary expenses and “Other Expenses” noted below), including accounting expenses (other than audit fees), legal fees, transfer agent and custody services, and other expenses.
(2)	“Other Expenses” consist of the fees and expenses of the Fund’s independent trustees and their legal counsel, audit fees, and interest on any borrowings by the Fund.
(3)	The Fund’s investment advisor has contractually agreed to reimburse “Other Expenses” so that Total Annual Fund Operating Expenses do not exceed 0.25%. The advisor has agreed to keep this arrangement in place until March 1, 2009.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses set forth above remain constant as a percentage of net assets and that all dividends and distributions are reinvested in the Fund. The examples take into account the expense reimbursement described in Footnote 3 to the Fee Table. Your actual costs may be higher or lower, but based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$26	$80	$155	$417

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate of return an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements, which have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report. You can request a free copy of the annual report by calling 1-800-547-1037.

Core Bond Fund

	Year Ended July 31,	Period Ended July 31,		Year Ended October 31,			Period Ended October 31,
	2004	2003 (a)		2002		2001	2000 (b)
Net asset value, beginning of period	$10.38	$10.52		$10.83		$10.02	$10.00
Income from investment operations:
Net investment income	0.37 (c)	0.31	(c)	0.56	(c)(d)	0.65	0.11
Net realized and unrealized gain (loss) on investments and futures contracts	0.11	(0.12)		(0.15	) (d)	0.81	0.02
Total from investment operations	0.48	0.19		0.41		1.46	0.13
Less distributions declared to shareholders:
From net investment income	(0.41)	(0.33)		(0.58)		(0.65)	(0.11)
From net realized gains	(0.09)	—		(0.14)		— (e)	—
Total distributions	(0.50)	(0.33)		(0.72)		(0.65)	(0.11)
Net asset value, end of period	$10.36	$10.38		$10.52		$10.83	$10.02
Total return (f)(g)	4.67%	1.76	% (h)	3.97%		15.01%	1.31	% (h)
Ratios/Supplemental data:
Net assets, end of period (000’s)	$32,810	$30,512		$27,412		$28,774	$10,866
Ratio of net expenses to average net assets (i)	0.35%	0.40	% (j)	0.40%		0.40%	0.40	% (j)
Ratio of net investment income to average net assets (i)	3.54%	3.95	% (j)	5.34	% (d)	6.14%	6.57	% (j)
Waiver/reimbursement	0.25%	0.29	% (j)	0.16%		0.25%	1.06	% (j)
Portfolio turnover rate	231%	181	% (h)	147%		140%	103	% (h)

(a)	The Fund changed its fiscal year end from October 31 to July 31.
(b)	The Fund commenced investment operations on September 1, 2000. Per share data, total return and portfolio turnover rate reflect activity from that date.
(c)	Per share data was calculated using average shares outstanding during the period.
(d)

Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended October 31, 2002, was to decrease net investment income per share by $0.02, decrease net realized and

10

unrealized loss per share data by $0.02 and decrease the ratio of net investment income to average net assets from 5.53% to 5.34%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(e)	Rounds to less than $0.01 per share.
(f)	Total return at net asset value assuming all distributions reinvested.
(g)	Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(h)	Not annualized.
(i)	The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)	Annualized.

11

CMG Intermediate Bond Fund

Investment Goal

The Fund seeks a high level of current income consistent with capital preservation.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of domestic investment-grade fixed income securities. A fixed income security is considered investment-grade if it is rated either AAA, AA, A or BBB by S&P or Aaa, Aa, A or Baa by Moody’s or judged by the advisor to be of comparable quality, if unrated, to the categories listed above. The investment advisor will limit the Fund’s dollar weighted average maturity to between 3 and 8 years and duration to 1.5 years plus or minus the duration of its benchmark index, the Lehman Brothers Intermediate Government/Credit Index. Maturity reflects the time until a fixed income security becomes payable. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund’s sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund’s Statement of Additional Information, which you may obtain free of charge (see page 60). Approval by the Fund’s shareholders is not required to modify or change the Fund’s investment goal or investment strategies.

Risk Factors

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) that could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

•	Management risk means that the advisor’s investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

•

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise.

12

Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund’s shares. Interest rate risk is generally greater for bonds with longer maturities.

•	Credit risk refers to the possibility that the issuer of a bond may fail to make timely payments of interest or principal. Investment-grade securities are subject to some credit risk. Bonds in the lowest-rated investment-grade category have speculative characteristics. Changes in economic conditions or other circumstances are more likely to weaken the ability of the issuer to make principal and interest payments on these bonds than is the case for high-rated bonds. In addition, the ratings of securities provided by Moody’s and S&P are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis. See Appendix A for a complete discussion of bond ratings.

Certain of the U.S. Government securities in which the Fund invests, such as mortgage-backed securities that are issued by government sponsored enterprises, and securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, are neither insured nor guaranteed by the U.S. Government. Such securities may be supported by the ability to borrow from the U.S. Treasury or only the credit of the issuing agency or instrumentality, and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

•	Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security’s cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

•	Reinvestment risk is the risk that income from the Fund’s debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund’s portfolio.

•	Call risk is the chance that during periods of falling interest rates, a bond issuer will “call”—or repay—its high-yielding bond before the bond’s maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

•	Inflation risk is a risk to investors who invest in fixed income instruments, such as bond or money market funds, because there is a chance that the returns on these instruments may not keep pace with inflation. Inflation represents the rising cost of goods and services over time.

•

Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also cause the Fund to receive taxable income, which could increase the amount of taxes payable by Fund shareholders. Other risks arise from the Fund’s potential inability

13

to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. For more information on the risks of derivative strategies, see the Fund’s Statement of Additional Information.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Please see “MORE ABOUT THE FUNDS” for additional information about these and other types of risks associated with investments in the Fund, as well as information on other types of investments the Fund may make and on the risks associated with those types of investments.

Performance History

Because the Fund is new and has not commenced operations, investment information related to the Fund’s performance, including a bar chart showing annual returns, has not been included in this Prospectus.

Your Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no sales loads, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. Because the Fund has not commenced operations, the annual fund operating expenses are based on estimates for the current year.

FEE TABLE

Shareholder transaction fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that are paid out of Fund assets)
Management Fees (1)	0.25%
Distribution and/or Service (12b-1) Fees	None
Other Expenses (2)	0.06%

Total Annual Fund Operating Expenses	0.31%
Expense Reimbursement (3)	(0.06%	)

Net Expenses	0.25%

(1)	The Management Fee is a unified fee which includes all the costs and expenses of the Fund (other than extraordinary expenses and “Other Expenses” noted below), including accounting expenses (other than audit fees), legal fees, transfer agent and custody services, and other expenses.
(2)	“Other Expenses” consist of the fees and expenses of the Fund’s independent trustees and their legal counsel, audit fees, and interest on any borrowings by the Fund.
(3)	The Fund’s investment advisor has contractually agreed to reimburse “Other Expenses” so that Total Annual Fund Operating Expenses do not exceed 0.25%. The advisor has agreed to keep this arrangement in place until March 1, 2009.

14

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses set forth above remain constant as a percentage of net assets and that all dividends and distributions are reinvested in the Fund. The examples take into account the expense reimbursement described in Footnote 3 to the Fee Table above. Your actual costs may be higher or lower, but based on these assumptions your costs would be:

1 year	3 years
$26	$80

Financial Highlights

Because the Fund has not commenced operations, financial highlights have not been included in this Prospectus.

15

CMG Short Term Bond Fund

Investment Goal

The Fund seeks to provide investors a high level of current income consistent with a high degree of stability of principal.

Principal Investment Strategies

The Fund intends to invest in a broad range of high quality, short-term fixed income securities. The Fund’s average portfolio duration will not exceed three years and the dollar weighted average maturity will not exceed four years. Under normal conditions, the Fund will invest at least 80% of its total assets (plus any borrowings for investment purposes) in:

•	Obligations of the U.S. Government, its agencies or instrumentalities

•	Corporate debt securities rated either AAA, AA, A or BBB by S&P or Aaa, Aa, A or Baa by Moody’s

•	Unrated fixed income securities judged to be of comparable quality to the securities listed above

To achieve its investment objective of a high level of current income consistent with a high degree of stability of principal, at least 50% of the Fund’s assets will be invested in:

•	Obligations of the U.S. Government, its agencies or instrumentalities

•	Corporate debt securities rated in the two highest ratings categories by S&P (AAA or AA) or Moody’s (Aaa or Aa)

A DESCRIPTION OF FIXED INCOME SECURITIES RATINGS IS CONTAINED IN THE FUND’S STATEMENT OF ADDITIONAL INFORMATION.

The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund’s sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund’s Statement of Additional Information, which you may obtain free of charge (see page 60). Approval by the Fund’s shareholders is not required to modify or change the Fund’s investment goal or investment strategies.

Risk Factors

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) that could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

16

•	Management risk means that the advisor’s investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

•	Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund’s shares. Interest rate risk is generally greater for bonds with longer maturities.

•	Credit risk refers to the possibility that the issuer of a bond may fail to make timely payments of interest or principal. Investment-grade securities are subject to some credit risk. Bonds in the lowest-rated investment-grade category have speculative characteristics. Changes in economic conditions or other circumstances are more likely to weaken the ability of the issuer to make principal and interest payments on these bonds than is the case for high-rated bonds. In addition, the ratings of securities provided by Moody’s and S&P are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis. See Appendix A for a complete discussion of bond ratings.

Certain of the U.S. Government securities in which the Fund invests, such as mortgage-backed securities that are issued by government sponsored enterprises, and securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, are neither insured nor guaranteed by the U.S. Government. Such securities may be supported by the ability to borrow from the U.S. Treasury or only the credit of the issuing agency or instrumentality, and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

•	Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security’s cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

•	Reinvestment risk is the risk that income from the Fund’s debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund’s portfolio.

•	Call risk is the chance that during periods of falling interest rates, a bond issuer will “call”—or repay—its high-yielding bond before the bond’s maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

17

•	Inflation risk is a risk to investors who invest in fixed income instruments, such as bond or money market funds, because there is a chance that the returns on these instruments may not keep pace with inflation. Inflation represents the rising cost of goods and services over time.

•	Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also cause the Fund to receive taxable income, which could increase the amount of taxes payable by Fund shareholders. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. For more information on the risks of derivative strategies, see the Fund’s Statement of Additional Information.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. See “MORE ABOUT THE FUND” for additional information on these and other types of risks associated with investments in the Fund, as well as information on other types of investments the Fund may make and on the risks associated with those types of investments.

18

Performance History

The following bar chart and table illustrate the Fund’s annual returns as well as its long-term performance. The bar chart provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied from year to year. The table compares the Fund’s performance over time (before and after taxes) to that of the Merrill Lynch 1-5 Government/Corporate Bond Index and the Merrill Lynch 1-3 Year Treasury Index. The Merrill Lynch 1-5 Government/Corporate Index is an unmanaged index that includes all U.S. Government debt with at least $100 million face value outstanding as well as investment-grade rated corporate debt with at least $100 million face value outstanding with a maturity of between 1-5 years. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index that measures the return of Treasury notes with maturities of 1-3 years. The Advisor intends to replace the Merrill 1-5 Gov’t/Corp. Bond Index with the Merrill Lynch 1-3 Year Treasury Index as the primary benchmark for the Fund. The Advisor believes that the Merrill Lynch 1-3 Treasury Index offers shareholders a more useful comparison of the Fund’s relative performance than the Merrill 1-5 Gov’t/Corp. Bond Index. The indexes do not reflect any deduction for fees or expenses. Both the bar chart and the table assume the reinvestment of dividends and distributions. Performance results include the effects of expense reduction arrangements. If these arrangements had not been in place, the performance results would have been lower. The Fund’s historical performance (before and after taxes) does not indicate how the Fund will perform in the future.

Short Term Bond Fund

Year-By-Year Total Return As Of 12/31 Each Year*

*	The Fund’s year-to-date total return as of September 30, 2004 was 1.82%

Best Quarter:	3Q ‘01	3.84%
Worst Quarter:	4Q ‘02	-0.05%

Average Annual Total Returns As Of 12/31/03

	1 Year	Since Inception (2/2/98)
CMG Short Term Bond Fund
Return Before Taxes	2.71%	5.62%
Return After Taxes on Distributions	1.43%	3.41%
Return After Taxes on Distributions and Sale of Fund Shares	1.75%	3.41%
Merrill Lynch 1-3 Year Treasury Index (2)	1.90%	5.37%
Merrill 1-5 Gov’t/Corp. Bond Index (1)	3.30%	6.21%

The	Fund’s inception date is February 2, 1998, and index performance is from January 31, 1998.
(1)	The Merrill Lynch 1-5 Government/Corporate Bond Index is an unmanaged index that includes all U.S. Government debt with at least $100 million face value outstanding, as well as

19

investment-grade rated corporate debt with at least $100 million face value outstanding, with a maturity between 1-5 years. The index reflects the reinvestment of dividends and distributions, if any, but does not reflect fees, brokerage commissions, or the expenses of investing.

(2)	The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index that measures the return of Treasury bills with maturities of 1-3 years. The index reflects the reinvestment of dividends and distributions, if any, but does not reflect fees, brokerage commissions, or the expenses of investing.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you hold shares of the Fund through tax-deferred accounts, such as 401(k) plans or individual retirement accounts (IRAs).

Your Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no sales loads, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. The Fund’s expense structure has been modified to a unified fee effective as of February 27, 2004, so that the annual fund operating expenses indirectly paid by a shareholder essentially consist of a unified management fee paid to the Fund’s investment advisor. Because the Fund’s expense structure is not based on the prior fiscal year’s expenses, the annual fund operating expenses have been restated to reflect the Fund’s change to a unified fee. Annual fund operating expenses described in the table are paid out of the Fund’s assets and are therefore reflected in the share price and total return of the Fund.

FEE TABLE

Shareholder transaction fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that are paid out of Fund assets)
Management Fees (1)	0.25%
Distribution and/or Service (12b-1) Fees	None
Other Expenses (2)	0.04%

Total Annual Fund Operating Expenses	0.29%
Expense Reimbursement (3)	(0.04%	)

Net Expenses	0.25%

(1)	The Management Fee is a unified fee which includes all the costs and expenses of the Fund (other than extraordinary expenses and “Other Expenses” noted below), including accounting expenses (other than audit fees), legal fees, transfer agent and custody services, and other expenses.
(2)	“Other Expenses” consist of the fees and expenses of the Fund’s independent trustees and their legal counsel, audit fees, and interest on any borrowings by the Fund.
(3)	The Fund’s investment advisor has contractually agreed to reimburse “Other Expenses” so that Total Annual Fund Operating Expenses do not exceed 0.25%. The advisor has agreed to keep this arrangement in place until March 1, 2009.

20

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain constant as a percentage of net assets and that all dividends and distributions are reinvested in the Fund. These examples take into account the expense reimbursement described in Footnote 3 to the Fee Table. Your actual costs may be higher or lower, but based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$26	$80	$146	$351

21

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate of return an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements, which have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report. You can request a free copy of the annual report by calling 1-800-547-1037.

Short Term Bond Fund

	Year Ended July 31,	Period Ended July 31,		Year Ended October 31,
	2004	2003 (a)		2002		2001	2000	1999
Net asset value, beginning of period	$12.01	$12.15		$12.41		$11.73	$11.72	$12.09
Income from investment operations:
Net investment income	0.35 (b)	0.34	(b)	0.59	(b)(c)	0.76	0.77	0.72
Net realized and unrealized gain (loss) on investments	(0.03)	(0.11)		(0.22	) (c)	0.68	0.01	(0.37)
Total from investment operations	0.32	0.23		0.37		1.44	0.78	0.35
Less distributions declared to shareholders:
From net investment income	(0.38)	(0.37)		(0.63)		(0.76)	(0.77)	(0.72)
From net realized gains	—	—		—		—	—	— (d)
Total distributions	(0.38)	(0.37)		(0.63)		(0.76)	(0.77)	(0.72)
Net asset value, end of period	$11.95	$12.01		$12.15		$12.41	$11.73	$11.72
Total return (e)(f)	2.72%	1.91	% (g)	3.12%		12.62%	6.92%	2.96%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$119,125	$113,193		$140,757		$89,791	$82,809	$144,821
Ratio of net expenses to average net assets (h)	0.25%	0.25	% (i)	0.25%		0.25%	0.25%	0.25%
Ratio of interest expense to average net assets	—	—	(i)(j)	—		—	—	—
Ratio of net investment income to average net assets (h)	2.91%	3.79	% (i)	4.73	% (c)	6.27%	6.56%	6.22%
Waiver/reimbursement	0.10%	0.08	% (i)	0.05%		0.08%	0.08%	0.07%
Portfolio turnover rate	79%	93	% (g)	132%		82%	86%	128%

(a)	The Fund changed its fiscal year end from October 31 to July 31.

22

(b)	Per share data was calculated using average shares outstanding during the period.
(c)	Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the period ended October 31, 2002, was to decrease net investment income per share by $0.04, decrease net realized and unrealized loss per share by $0.04 and decrease the ratio of net investment income to average net assets from 5.08% to 4.73%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.
(d)	Rounds to less than $0.01 per share.
(e)	Total return at net asset value assuming all distributions reinvested.
(f)	Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(g)	Not annualized.
(h)	The benefits derived from custody credits and directed brokerage agreements, if applicable, had an impact of less than 0.01%.
(i)	Annualized.
(j)	Rounds to less than 0.01%.

23

CMG Ultra Short Term Bond Fund

Investment Goal

The Fund seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of domestic investment-grade fixed income securities. A fixed income security is considered investment-grade if it is rated AAA, AA, A or BBB by S&P or Aaa, Aa, A or Baa by Moody’s, or judged by the advisor to be of comparable quality, if unrated, to the categories listed above. The Advisor will limit the Fund’s duration, which measures the price sensitivity of a fixed income security to changes in interest rates, to 1.25 years or less. Under normal market conditions, the Fund’s dollar-weighted average maturity is expected to be 2 years or less.

The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the bond markets or to maintain the Fund’s targeted duration. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund’s sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund’s Statement of Additional Information, which you may obtain free of charge (see page 60). Approval by the Fund’s shareholders is not required to modify or change the Fund’s investment goal or investment strategies.

Risk Factors

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) that could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

•	Management risk means that the advisor’s investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

24

•	Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund’s shares. Interest rate risk is generally greater for bonds with longer maturities.

•	Credit risk refers to the possibility that the issuer of a bond may fail to make timely payments of interest or principal. Investment-grade securities are subject to some credit risk. Bonds in the lowest-rated investment-grade category have speculative characteristics. Changes in economic conditions or other circumstances are more likely to weaken the ability of the issuer to make principal and interest payments on these bonds than is the case for high-rated bonds. In addition, the ratings of securities provided by Moody’s and S&P are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis. See Appendix A for a complete discussion of bond ratings.

Certain of the U.S. Government securities in which the Fund invests, such as mortgage-backed securities that are issued by government sponsored enterprises, and securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, are neither insured nor guaranteed by the U.S. Government. Such securities may be supported by the ability to borrow from the U.S. Treasury or only the credit of the issuing agency or instrumentality, and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

•	Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security’s cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

•	Reinvestment risk is the risk that income from the Fund’s debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund’s portfolio.

•	Call risk is the chance that during periods of falling interest rates, a bond issuer will “call”—or repay—its high-yielding bond before the bond’s maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

•	Inflation risk is a risk to investors who invest in fixed income instruments, such as bond or money market funds, because there is a chance that the returns on these instruments may not keep pace with inflation. Inflation represents the rising cost of goods and services over time.

•

Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have had it invested in the underlying security. The values of derivatives may move in

25

unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also cause the Fund to receive taxable income, which could increase the amount of taxes payable by Fund shareholders. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. For more information on the risks of derivative strategies, see the Fund’s Statement of Additional Information.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Please see “MORE ABOUT THE FUNDS” for additional information about these and other types of risks associated with investments in the Fund, as well as information on other types of investments the Fund may make and on the risks associated with those types of investments.

Performance History

Because the Fund is new and has not completed a full calendar year of operations, investment information related to the Fund’s performance, including a bar chart showing annual returns, has not been included in this Prospectus.

Your Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no sales loads, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. Annual fund operating expenses described in the table are paid out of the Fund’s assets and are therefore reflected in the share price and total return of the Fund. The Fund is new, so the annual fund operating expenses are based on estimates for the current fiscal year.

26

FEE TABLE

Shareholder transaction fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that are paid out of Fund assets)
Management Fees (1)	0.25%
Distribution and/or Service (12b-1) Fees	None
Other Expenses (2)	0.22%

Total Annual Fund Operating Expenses	0.47%
Expense Reimbursement (3)	(0.22%	)

Net Expenses	0.25%

(1)	The Management Fee is a unified fee which includes all the costs and expenses of the Fund (other than extraordinary expenses and “Other Expenses” noted below), including accounting expenses (other than audit fees), legal fees, transfer agent and custody services, and other expenses.
(2)	“Other Expenses” consist of the fees and expenses of the Fund’s independent trustees and their legal counsel, audit fees, and interest on any borrowings by the Fund.
(3)	The Fund’s investment advisor has contractually agreed to reimburse “Other Expenses” so that Total Annual Fund Operating Expenses do not exceed 0.25%. The advisor has agreed to keep this arrangement in place until March 1, 2009.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses set forth above remain constant as a percentage of net assets and that all dividends and distributions are reinvested in the Fund. The examples take into account the expense reimbursement described in Footnote 3 to the Fee Table above. Your actual costs may be higher or lower, but based on these assumptions your costs would be:

1 year	3 years
$26	$80

27

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate of return an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements, which have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report along with the Fund’s financial statements, is included in the Fund’s annual report. You can request a free copy of the annual report by calling 1-800-547-1037.

Ultra Short Term Bond Fund

Period Ended July 31,
2004 (a)
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (b)	0.07
Net realized and unrealized loss on investments	(0.08)
Total from investment operations	(0.01)
Less distributions declared to shareholders:
From net investment income	(0.11)
Net asset value, end of period	$9.88
Total return (c)(d)(e)	(0.08)%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$67,235
Ratio of net expenses to average net assets (f)	0.25%
Ratio of net investment income to average net assets (f)	1.69%
Waiver/reimbursement (f)	0.22%
Portfolio turnover rate (e)	12%
(a)	The Fund commenced investment operations on March 8, 2004. Per share data, total return and portfolio turnover reflect activity from that date.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)	Total return at net asset value assuming all distributions reinvested.
(d)	Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(e)	Not annualized.
(f)	Annualized.

28

CMG Government Bond Fund

Investment Goal

The Fund seeks a high level of current income consistent with capital preservation.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. Government securities. The dollar weighted average maturity and average portfolio duration of the Fund will vary depending upon current market and economic conditions and the investment advisor’s assessment of possible changes in interest rates. Portfolio securities purchased by the Fund may be of any duration. The Fund may also invest in domestic fixed income securities rated at least A by Moody’s or S&P, or if unrated, judged by the Fund’s investment advisor to be comparable in quality.

A DESCRIPTION OF FIXED INCOME SECURITIES RATINGS IS CONTAINED IN THE FUND’S STATEMENT OF ADDITIONAL INFORMATION.

The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund’s sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund’s Statement of Additional Information, which you may obtain free of charge (see page 60). Approval by the Fund’s shareholders is not required to modify or change the Fund’s investment goal or investment strategies.

Risk Factors

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) that could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

•	Management risk means that the advisor’s investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

29

•	Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund’s shares. Interest rate risk is generally greater for bonds with longer maturities.

•	Credit risk refers to the possibility that the issuer of a bond may fail to make timely payments of interest or principal. Investment-grade securities are subject to some credit risk. Bonds in the lowest-rated investment-grade category have speculative characteristics. Changes in economic conditions or other circumstances are more likely to weaken the ability of the issuer to make principal and interest payments on these bonds than is the case for high-rated bonds. In addition, the ratings of securities provided by Moody’s and S&P are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis. See Appendix A for a complete discussion of bond ratings.

Certain of the U.S. Government securities in which the Fund invests, such as mortgage-backed securities that are issued by government sponsored enterprises, and securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, are neither insured nor guaranteed by the U.S. Government. Such securities may be supported by the ability to borrow from the U.S. Treasury or only the credit of the issuing agency or instrumentality, and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

•	Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security’s cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

•	Reinvestment risk is the risk that income from the Fund’s debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund’s portfolio.

•	Call risk is the chance that during periods of falling interest rates, a bond issuer will “call”—or repay—its high-yielding bond before the bond’s maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

•	Inflation risk is a risk to investors who invest in fixed income instruments, such as bond or money market funds, because there is a chance that the returns on these instruments may not keep pace with inflation. Inflation represents the rising cost of goods and services over time.

•

Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility.

30

The use of derivatives may also cause the Fund to receive taxable income, which could increase the amount of taxes payable by Fund shareholders. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. For more information on the risks of derivative strategies, see the Fund’s Statement of Additional Information.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Please see “MORE ABOUT THE FUNDS” for additional information on these and other types of risks associated with investments in the Fund, as well as information on other types of investments the Fund may make and on the risks associated with those types of investments.

Performance History

Because the Fund has not commenced operations, investment information related to the Fund’s performance, including a bar chart showing annual returns, has not been included in this Prospectus.

Your Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no sales loads, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. Because the Fund has not commenced operations, the annual fund operating expenses are based on estimates for the current year.

FEE TABLE

Shareholder transaction fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that are paid out of Fund assets)
Management Fees (1)	0.25%
Distribution and/or Service (12b-1) Fees	None
Other Expenses (2)	0.10%

Total Annual Fund Operating Expenses	0.35%
Expense Reimbursement (3)	(0.10%	)

Net Expenses	0.25%

(1)	The Management Fee is a unified fee which includes all the costs and expenses of the Fund (other than extraordinary expenses and “Other Expenses” noted below), including accounting expenses (other than audit fees), legal fees, transfer agent and custody services, and other expenses.
(2)	“Other Expenses” consist of the fees and expenses of the Fund’s independent trustees and their legal counsel, audit fees, and interest on any borrowings by the Fund.
(3)	The Fund’s investment advisor has contractually agreed to reimburse “Other Expenses” so that Total Annual Fund Operating Expenses do not exceed 0.25%. The advisor has agreed to keep this arrangement in place until March 1, 2009.

31

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses set forth above remain constant as a percentage of net assets and that all dividends and distributions are reinvested in the Fund. The examples take into account the expense reimbursement described in Footnote 3 to the Fee Table above. Your actual costs may be higher or lower, but based on these assumptions your costs would be:

1 year	3 years
$26	$80

Financial Highlights

Because the Fund has not commenced operations, financial highlights have not been included in this Prospectus.

32

CMG Mortgage and Asset-Backed Securities Fund

Investment Goal

The Fund seeks a high level of current income consistent with capital preservation.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in any of the following investment-grade fixed income securities:

•	mortgage-related U.S. Government securities guaranteed by the Government National Mortgage Association (“GNMA”) or by agencies or instrumentalities of the U.S. Government such as the Federal Home Loan Mortgage Corporation (“FHLMC”) or Federal National Mortgage Corporation (“FNMA”);

•	debt obligations collateralized by assets such as home equity and automobile loans and credit card and other types of receivables issued by trusts or other special purpose entities;

•	commercial mortgage-related securities secured by loans for commercial properties such as office buildings, multi-family apartment buildings, and shopping centers issued by commercial banks, savings and loan institutions, private mortgage insurance companies and other secondary market issuers; or

•	collateralized mortgage obligations (“CMOs”) issued by U.S. agencies or instrumentalities or in privately issued CMOs that are rated investment grade.

There are no limits on the percentage of Fund assets that may be invested in any of these fixed income securities at any time. The average duration and dollar weighted average maturity of the portfolio securities held by the Fund will vary depending on the investment advisor’s analysis of general market and economic conditions. A fixed income security is considered investment grade if it is rated either BBB or higher by S&P or Baa or higher by Moody’s, or if unrated, judged by the investment advisor to be comparable in quality.

The Fund may also invest up to 20% of its assets in other investment-grade fixed income securities. The Fund is non-diversified, which means that it may invest a greater percentage of its assets in a single issuer than a diversified fund.

In selecting securities for the Fund, the investment advisor conducts an ongoing evaluation of the economic and market environment. Such an analysis helps the investment advisor anticipate how economic and market change, like movement in interest rates, inflation, government regulation and demographics, may affect certain industries and specific market sectors within those industries, and thereby the companies making up that industry or market sector. After determining what industries and market sectors to invest in, the investment advisor conducts intensive, fundamental research and analysis to identify attractive individual securities within the targeted industries and market sectors. This analysis is intended to give the investment advisor a better understanding of the long-term prospects of a particular security, based on the characteristics of the existing economy and investor temperament. In this way, the investment advisor strives to anticipate and act upon market change, and understand its effect on risk and reward of Fund securities, with the goal of generating consistent, competitive results over the long term.

33

The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund’s sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund’s Statement of Additional Information, which you may obtain free of charge (see page 60). Approval by the Fund’s shareholders is not required to modify or change the Fund’s investment goal or investment strategies.

Risk Factors

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) that could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

•	Management risk means that the advisor’s investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

•	Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund’s shares. Interest rate risk is generally greater for bonds with longer maturities.

•	Credit risk refers to the possibility that the issuer of a bond may fail to make timely payments of interest or principal. Investment-grade securities are subject to some credit risk. Bonds in the lowest-rated investment-grade category have speculative characteristics. Changes in economic conditions or other circumstances are more likely to weaken the ability of the issuer to make principal and interest payments on these bonds than is the case for high-rated bonds. In addition, the ratings of securities provided by Moody’s and S&P are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis. See Appendix A for a complete discussion of bond ratings.

Certain of the U.S. Government securities in which the Fund invests, such as mortgage-backed securities that are issued by government sponsored enterprises, and securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, are neither insured nor guaranteed by the U.S. Government. Such securities may be supported by the ability to borrow from the U.S. Treasury or only the credit of the issuing agency or instrumentality, and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

34

•	Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security’s cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

•	Reinvestment risk is the risk that income from the Fund’s debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund’s portfolio.

•	Call risk is the chance that during periods of falling interest rates, a bond issuer will “call”—or repay—its high-yielding bond before the bond’s maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

•	Inflation risk is a risk to investors who invest in fixed income instruments, such as bond or money market funds, because there is a chance that the returns on these instruments may not keep pace with inflation. Inflation represents the rising cost of goods and services over time.

•	As a non-diversified mutual fund, the Fund is allowed to invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. The Fund may, therefore, have a greater risk of loss from a few issues than a similar fund that invests more broadly.

•	Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also cause the Fund to receive taxable income, which could increase the amount of taxes payable by Fund shareholders. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. For more information on the risks of derivative strategies, see the Fund’s Statement of Additional Information.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Please see “MORE ABOUT THE FUNDS” for additional information on these and other types of risks associated with investments in the Fund, as well as information on other types of investments the Fund may make and on the risks associated with those types of investments.

35

Your Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no sales loads, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. Because the Fund has not commenced operations, the annual fund operating expenses are based on estimates for the current year.

FEE TABLE

Shareholder transaction fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that are paid out of Fund assets)
Management Fees (1)	0.25%
Distribution and/or Service (12b-1) Fees	None
Other Expenses (2)	0.22%

Total Annual Fund Operating Expenses	0.47%
Expense Reimbursement (3)	(0.22%	)

Net Expenses	0.25%

(1)	The Management Fee is a unified fee which includes all the costs and expenses of the Fund (other than extraordinary expenses and “Other Expenses” noted below), including accounting expenses (other than audit fees), legal fees, transfer agent and custody services, and other expenses.
(2)	“Other Expenses” consist of the fees and expenses of the Fund’s independent trustees and their legal counsel, audit fees, and interest on any borrowings by the Fund.
(3)	The Fund’s investment advisor has contractually agreed to reimburse “Other Expenses” so that Total Annual Fund Operating Expenses do not exceed 0.25%. The advisor has agreed to keep this arrangement in place until March 1, 2009.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses set forth above remain constant as a percentage of net assets and that all dividends and distributions are reinvested in the Fund. The examples take into account the expense reimbursement described in Footnote 3 to the Fee Table above. Your actual costs may be higher or lower, but based on these assumptions your costs would be:

1 year	3 years
$26	$80

36

Financial Highlights

Because the Fund has not commenced operations, financial highlights have not been included in this Prospectus.

Composite Performance

Because the Fund has not commenced operations, investment information related to the Fund’s performance, including a bar chart showing annual returns, has not been included in this Prospectus.

The following table sets forth composite performance data relating to the historical performance of similarly managed accounts managed by the Advisor’s Mortgage and ABS Sector composite, of which the portfolio manager of the Fund is a team member, since the dates indicated. The investment objectives, policies, strategies and risks of the accounts in the composite are substantially similar to those of the Fund. Many of the accounts, however, are not subject to certain limitations, diversification requirements and other restrictions imposed under the Investment Company Act of 1940 and the Internal Revenue Code of 1986 to which the Fund, as a registered investment company, is subject and that, if applicable to these accounts, may have adversely affected the performance results of the composite. The data is provided to illustrate the past performance of the Fund’s Advisor in managing substantially similar accounts as measured against a specified market index and does not represent the performance of the Fund. The information has not been adjusted to reflect any fees that will be payable by the Fund that are higher than the fees imposed on the accounts and will result in lower returns for the Fund. Investors should not consider this performance data as an indication of future performance of the Fund.

Average Annual Total Returns As Of December 31, 2003

	1 Year	2 Years	3 Years	5 Years
Columbia Mortgage & ABS Sector Composite (1)	2.76%	5.67%	6.43%	6.25%
Lehman MBS Fixed Rate Index (2)	3.07%	5.87%	6.65%	6.55%

(1)	All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by such accounts, without provision for federal or state income taxes. The composite includes all actual, fee-paying, discretionary accounts managed by the Advisor that have investment objectives, policies, strategies and risks substantially similar to those of the Fund.
(2)	The Lehman MBS Fixed Rate Index includes the mortgage-backed pass-though securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC) that meet the maturity and liquidity criteria. The index reflects the reinvestment of dividends and distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

37

CMG High Yield Fund

Investment Goal

The Fund seeks a high level of current income. Capital appreciation is a secondary objective when consistent with a high level of current income.

Principal Investment Strategies

The Fund invests primarily in non-investment grade corporate debt obligations, commonly referred to as “junk bonds.” Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in high yield corporate debt obligations rated Ba or B by Moody’s or BB or B by S&P. The Fund will invest no more than 10% of the Fund’s total assets in fixed income securities rated Caa by Moody’s or CCC by S&P, and the Fund will not invest in fixed income securities rated below these grades.

By concentrating on corporate debt obligations rated Ba or B by Moody’s or BB or B by S&P, the Fund intends to invest primarily in “upper tier” non-investment grade securities. By emphasizing the “upper tier” of non-investment grade securities, the Fund seeks to provide investors with access to higher yielding bonds without assuming all the risk associated with the broader “junk bond” market.

In selecting investments, and to supplement any credit rating analysis supplied by Moody’s and S&P, the investment advisor uses a bottom-up approach, supplemented by a top-down analysis. The investment advisor employs fundamental research and analysis to select individual securities within the targeted industries and market sectors. Fundamental analysis includes the evaluation of:

•	a company’s financial condition

•	quality of management

•	industry dynamics

•	earnings growth and profit margins

•	sales trends

•	potential for new product development

•	financial ratios

•	investment in research and development.

Top-down analysis begins with an overall evaluation of the economic and market environment. Such an analysis helps the investment advisor anticipate how economic and market change, including the factors listed below, may affect certain industries and specific market sectors within those industries, and thereby companies making up that industry or market sector. The average duration and dollar weighted average maturity of the portfolio securities held by the Fund will vary depending on the investment advisors analysis of general market and economic conditions.

By utilizing this investment process the investment advisor strives to anticipate and act upon market change, understand its effect on the risks and rewards of the Fund’s securities, with the goal of generating consistent, competitive results over the long term.

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The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund’s sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund’s Statement of Additional Information, which you may obtain free of charge (see page 60). Approval by the Fund’s shareholders is not required to modify or change the Fund’s investment goal or investment strategies.

Risk Factors

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) that could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

•	Management risk means that the advisor’s investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

•	Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund’s shares. Interest rate risk is generally greater for bonds with longer maturities.

•	Credit risk refers to the ability of an issuer of a bond to meet interest and principal payments when due. The lower-rated bonds held by the Fund commonly referred to as “junk bonds,” are subject to greater credit risk, and are generally less liquid, than higher-rated, lower yielding bonds. These bonds may be issued to fund corporate restructurings, such as leveraged buyouts, mergers, acquisitions, debt reclassifications, or similar events, and they are often issued by smaller, less creditworthy companies or companies with substantial debt. The prices of such bonds are generally more sensitive than higher-rated bonds to the financial condition of the issuer and adverse changes in the economy. Changes in economic conditions or other circumstances are more likely to weaken the ability of the issuer to make principal and interest payments on these bonds than is the case for high-rated bonds. In addition, the ratings provided by Moody’s and S&P are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis. See Appendix A for a complete discussion of bond ratings.

•

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security’s cash flows. Prepayment risk is a particular type of structure risk that is associated

39

with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

•	Reinvestment risk is the risk that income from the Fund’s debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund’s portfolio.

•	Call risk is the chance that during periods of falling interest rates, a bond issuer will “call”—or repay—its high-yielding bond before the bond’s maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

•	Inflation risk is a risk to investors who invest in fixed income instruments, such as bond or money market funds, because there is a chance that the returns on these instruments may not keep pace with inflation. Inflation represents the rising cost of goods and services over time.

•	Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also cause the Fund to receive taxable income, which could increase the amount of taxes payable by Fund shareholders. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. For more information on the risks of derivative strategies, see the Fund’s Statement of Additional Information.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Please see “MORE ABOUT THE FUNDS” for additional information on these and other types of risks associated with investments in the Fund, as well as information on other types of investments the Fund may make and on the risks associated with those types of investments.

Performance History

The following bar chart and table illustrate the Fund’s annual returns as well as its long-term performance. The bar chart provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied from year to year. The table compares the Fund’s performance over time (before and after taxes) to that of the Merrill Lynch Intermediate BB Index and the Merrill Lynch U.S. High Yield, Cash Pay Index. The Merrill Lynch Intermediate BB Index is a market weighted index, consisting of BB cash pay bonds, which are U.S. dollar denominated bonds issued in the U.S. domestic market with maturities between 1-10 years. The Merrill Lynch U.S. High Yield, Cash Pay Index is an unmanaged index of non-investment grade corporate bonds. Unlike the

40

Fund, indexes are not investments, do not incur fees, expenses or taxes and are not professionally managed. Both the bar chart and the table assume the reinvestment of dividends and distributions. Performance results include the effects of expense reduction arrangements. If these arrangements had not been in place, the performance results would have been lower. The Fund’s historical performance (before and after taxes) does not indicate how the Fund will perform in the future.

High Yield Fund

Year-By-Year Total Return As Of 12/31 Each Year*

*	The Fund’s year-to-date total return as of September 30, 2004 was 5.90%

Best Quarter:	4Q ‘01	5.83%
Worst Quarter:	2Q ‘02	-2.05%

Average Annual Total Returns As Of 12/31/03

	1 Year	5 Years	Since Inception (7/6/94)
CMG High Yield Fund
Return Before Taxes	12.93%	6.10%	8.41%
Return After Taxes on Distributions	10.10%	2.80%	4.77%
Return After Taxes on Distributions and Sale of Fund Shares	8.31%	3.10%	4.88%
Merrill Lynch Intermediate BB Index (1)	17.03%	5.55%	7.79%	*
Merrill Lynch US High Yield, Cash Pay Index (2)	27.23%	5.47%	7.98%

*	Performance information is from 6/30/94.
(1)	The Merrill Lynch Intermediate BB Index is a market weighted index, consisting of BB cash pay bonds, which are U.S. dollar denominated bonds issued in the U.S. domestic market with maturities between 1 and 10 years. The index reflects the reinvestment of dividends and distributions, if any, but does not reflect fees, brokerage commissions, or the expenses of investing.
(2)	The Merrill Lynch U.S. High Yield, Cash Pay Index is an unmanaged index of non-investment-grade corporate bonds. The index reflects the reinvestment dividends and distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you hold shares of the Fund through tax-deferred accounts, such as 401(k) plans or individual retirement accounts (IRAs).

41

Your Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no sales loads, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. Annual fund operating expenses described in the table are paid out of the Fund’s assets and are therefore reflected in the share price and total return of the Fund.

FEE TABLE

Shareholder transaction fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that are paid out of Fund assets)
Management Fees (1)	0.40%
Distribution and/or Service (12b-1) Fees	None
Other Expenses (2)	0.02%

Total Annual Fund Operating Expenses	0.42%
Expense Reimbursement (3)	(0.02%	)

Net Expenses	0.40%

(1)	The Management Fee is a unified fee which includes all the costs and expenses of the Fund (other than extraordinary expenses and “Other Expenses” noted below), including accounting expenses (other than audit fees), legal fees, transfer agent and custody services, and other expenses.
(2)	“Other Expenses” consist of the fees and expenses of the Fund’s independent trustees and their legal counsel, audit fees, and interest on any borrowings by the Fund.
(3)	The Fund’s investment advisor has contractually agreed to reimburse “Other Expenses” so that Total Annual Fund Operating Expenses do not exceed 0.40%. The advisor has agreed to keep this arrangement in place until March 1, 2009.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain constant as a percentage of net assets and that all dividends and distributions are reinvested in the Fund. The examples take into account the expense reimbursement described in Footnote 3 to the Fee Table above. Your actual costs may be higher or lower, but based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$41	$128	$227	$521

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate of return an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements, which have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report. You can request a copy of the annual report by calling 1-800-547-1037.

High Yield Fund

	Year Ended July 31, 2004		Period Ended July 31, 2003 (a)		Year Ended October 31,
					2002		2001	2000	1999 (b)
Net asset value, beginning of period	$7.90		$7.55		$8.14		$8.30	$8.54	$8.95
Income from investment operations:
Net investment income	0.53	(c)	0. 43	(c)	0.64	(c)(d)	0.72	0.73	0.74
Net realized and unrealized gain (loss) on investments	0.14		0.37		(0.58	)(d)	(0.16)	(0.24)	(0.41)
Total from investment operations	0.67		0.80		0.06		0.56	0.49	0.33
Less distributions declared to shareholders:
From net investment income	(0.57)		(0.45)		(0.65)		(0.72)	(0.73)	(0.74)
From net realized gains	—		—		—		—	—	— (e)
Total distributions declared to shareholders	(0.57)		(0.45)		(0.65)		(0.72)	(0.73)	(0.74)
Net asset value, end of period	$8.00		$7.90		$7.55		$8.14	$8.30	$8.54
Total return (f)	8.60	% (g)	10.67	% (g)(h)	0.60%		6.92%	6.01%	3.75%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$382,157		$429,042		$286,228		$348,979	$319,985	$271,551
Ratio of net expenses to average net assets (i)	0.40%		0.42	% (j)	0.42%		0.44%	0.43%	0.43%
Ratio of net investment income to average net assets (i)	6.64%		7.32	% (j)	7.98	% (d)	8.63%	8.70%	8.39%
Waiver/reimbursement	0.02%		0.01	% (j)	—		—	—	—
Portfolio turnover rate	47%		47	% (h)	62%		59%	56%	62%

(a)	The Fund changed its fiscal year end from October 31 to July 31.
(b)	Per share amounts have been adjusted to retroactively reflect a 4 for 1 share split effective September 1, 1999.
(c)	Per share data was calculated using average shares outstanding during the period.

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(d)	Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended October 31, 2002, was to decrease net investment income per share by $0.01, decrease net realized and unrealized loss per share data by $0.01 and decrease the ratio of net investment income to average net assets from 8.11% to 7.98%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.
(e)	Rounds to less than $0.01 per share.
(f)	Total return at net asset value assuming all distributions reinvested.
(g)	Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(h)	Not annualized.
(i)	The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j)	Annualized.

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CMG International Bond Fund

Investment Goal

The Fund seeks a high level of current income consistent with a high degree of preservation of capital.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities of foreign issuers. Generally, the Fund seeks to achieve its goal by investing in debt securities of issuers in at least three foreign countries, including foreign corporate issuers and foreign governments or their subdivisions, agencies, instrumentalities, international agencies and supranational entities. The Fund is not limited as to countries in which it may invest and will invest in the securities of issuers located in developed countries, as well as securities of issuers located in developing countries and countries with emerging securities markets. At times, the portfolio of the Fund may be fully or heavily weighted towards securities of issuers in emerging or developing countries. Securities may be denominated in foreign currencies, baskets of foreign currencies (such as the euro), or the U.S. dollar.

The average portfolio duration of the Fund varies based on the investment advisor’s forecast for interest rates and, under normal market conditions, is not expected to exceed seven years. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

Under normal conditions, the Fund invests substantially all of its assets in debt securities rated B or higher by S&P or Moody’s, or if unrated, judged by the investment advisor to be comparable in quality. The Fund will not invest in fixed income securities rated below Caa by Moody’s or CCC by S&P, and the Fund will not invest more than 10% of the Fund’s total assets in securities with Caa or CCC ratings.

In selecting securities for the Fund the investment advisor conducts an evaluation of the fundamental economic and market factors such as exchange and interest rates, currency trends, credit quality, and political and economic trends to determine which countries to invest in. Generally, the Fund invests in issuers in those countries with improving fundamentals and that are denominated in stable or appreciating currencies. The investment advisor will also evaluate the risks and returns for investments in each country based on its analysis of economic and market factors. Notwithstanding the above, the Fund may invest 100% of its assets in the debt of emerging markets when the portfolio manager believes such securities offer the best return with reasonable risk. For the definition of emerging markets, the investment advisor will look to the World Bank classification of countries considered to have emerging or developing economies.

After selecting the countries to invest in, the investment advisor conducts intensive, fundamental research and analysis to identify attractive securities in those countries expected to produce the best return with reasonable risk. This analysis is intended to give the investment advisor a better understanding of the long-term prospects of a particular security, based on the characteristics of the existing economy and investor temperament. In this way, the investment advisor strives to anticipate and act upon market change, and understand its effect on risk and reward of Fund securities, with the goal of generating consistent, competitive results over the long term.

45

The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund’s sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund’s Statement of Additional Information, which you may obtain free of charge (see page 60). Approval by the Fund’s shareholders is not required to modify or change the Fund’s investment goal or investment strategies.

Risk Factors

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) that could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

•	Management risk means that the advisor’s investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

•	Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund’s shares. Interest rate risk is generally greater for bonds with longer maturities.

•	Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security’s cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

•	Reinvestment risk is the risk that income from the Fund’s debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund’s portfolio.

46

•	Call risk is the chance that during periods of falling interest rates, a bond issuer will “call”—or repay—its high-yielding bond before the bond’s maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

•	Inflation risk is a risk to investors who invest in fixed income instruments, such as bond or money market funds, because there is a chance that the returns on these instruments may not keep pace with inflation. Inflation represents the rising cost of goods and services over time.

•	Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

•	Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

•	Credit risk refers to the ability of an issuer of a bond to meet interest and principal payments when due. The lower-rated bonds held by the Fund (those rated below BB by Moody’s) are subject to greater credit risk, and are generally less liquid, than higher-rated, lower yielding bonds. These bonds may be issued to fund corporate restructuring, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events, and they are often issued by smaller less creditworthy companies or by companies with substantial debt. The prices of such bonds are generally more sensitive than higher-rated bonds to the financial condition of the issuer and adverse changes in the economy. Changes in economic conditions or other circumstances are more likely to weaken the ability of the issuer to make principal and interest payments on these bonds than is the case for high-rated bonds. In addition, the ratings provided by Moody’s and S&P are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis. See Appendix A for a complete discussion of bond ratings.

•	As a non-diversified mutual fund, the Fund is allowed to invest a greater percentage if its total assets in the securities of fewer issuers than a “diversified” fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

•

Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also cause the Fund to receive taxable income, which could increase the

47

amount of taxes payable by Fund shareholders. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. For more information on the risks of derivative strategies, see the Fund’s Statement of Additional Information.

•	Because the Fund invests predominantly in foreign securities, the Fund may be particularly susceptible to risks from market timers. Market timers generally attempt to take advantage of the way the Fund prices its shares by trading based on market information they expect will lead to an increase in the Fund’s net asset value on the next pricing day. Market timing activity may be disruptive to Fund management and, since a market timer’s profits are effectively paid directly out of the Fund’s assets, negatively impact the investment returns of other shareholders. Although the Fund has adopted certain policies and methods intended to identify and to discourage frequent trading based on this strategy, it cannot ensure that all such activity can be identified or terminated.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Please see “MORE ABOUT THE FUNDS” for additional information on these and other types of risks associated with investments in the Fund, as well as information on other types of investments the Fund may make and on the risks associated with those types of investments.

Performance History

Because the Fund has not commenced operations, investment information related to the Fund’s performance, including a bar chart showing annual returns, has not been included in this Prospectus.

48

Your Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no sales loads, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. Because the Fund has not commenced operations, the annual fund operating expenses are based on estimates for the current fiscal year.

FEE TABLE

Shareholder transaction fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that are paid out of Fund assets)
Management Fees (1)	0.40%
Distribution and/or Service (12b-1) Fees	None
Other Expenses (2)	0.21%

Total Annual Fund Operating Expenses	0.61%
Expense Reimbursement (3)	(0.21%	)

Net Expenses	0.40%

(1)	The Management Fee is a unified fee which includes all the costs and expenses of the Fund (other than extraordinary expenses and “Other Expenses” noted below), including accounting expenses (other than audit fees), legal fees, transfer agent and custody services, and other expenses.
(2)	“Other Expenses” consist of the fees and expenses of the Fund’s independent trustees and their legal counsel, audit fees and interest on any borrowings by the Fund.
(3)	The Fund’s investment advisor has contractually agreed to reimburse “Other Expenses” so that Total Annual Fund Operating Expenses do not exceed 0.40%. The advisor has agreed to keep this arrangement in place until March 1, 2009.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses set forth above remain constant as a percentage of net assets and that all dividends and distributions are reinvested in the Fund. The examples take into account the expense reimbursement described in Footnote 3 to the Fee Table above. Your actual costs may be higher or lower, but based on these assumptions your costs would be:

1 year	3 years
$41	$128

49

Financial Highlights

Because the Fund has not commenced operations, financial highlights have not been included in this Prospectus.

50

Management

Advisor

The Fund’s investment advisor is Columbia Management Advisors, Inc. (“Columbia” or the “Advisor”), 100 Federal Street, Boston, Massachusetts 02110. Columbia or its predecessor has been providing investment management and advisory services to individual and institutional clients since the early 1900’s. As of October 31, 2004, Columbia managed over $88.7 billion in assets.

Subject to the general supervision of the Trust’s Board of Trustees, the Advisor is responsible for managing the Funds in accordance with their investment goal and policies, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities, and maintains related records. The Advisor also is responsible for managing the overall investment and day-to-day operations of the Funds.

Columbia is a direct wholly-owned subsidiary of Columbia Management Group, Inc., which is an indirect wholly-owned subsidiary of Bank of America Corporation. Prior to April 1, 2004, the Advisor was an indirect wholly-owned subsidiary of Fleet Boston Corporation.

Management Fees and Portfolio Managers

Each Fund, except the Core Plus Bond Fund, pays the Advisor an annual unified management fee based on a percentage of the average daily net assets of the Fund in return for providing investment advisory and other services. The fee paid by each Fund is set forth below. Out of the management fee, the Advisor pays all expenses of managing and operating the Funds except brokerage fees, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), audit fees and extraordinary expenses. Also listed below are the portfolio managers primarily responsible for implementing the investment strategy for each Fund.

The Fund	Management Fee Paid by the Fund		Portfolio Manager for the Fund
Core Plus Bond Fund	0.00%	(1)	The Fund’s investment strategy and investment decisions are managed by members of the investment team.
CMG Core Bond Fund	0.25%		Leonard A. Aplet, CFA, and Richard R. Cutts, CFA, co-manage the Fund. Mr. Aplet is Managing Director and Head of Fixed Income/Portland for the Advisor. Mr. Aplet served as Senior Vice President of the Advisor from April 2001 to February 2003 and Vice President of the Advisor from 1990 to April 2001. Mr. Aplet received his MBA from the University of California at Berkeley in 1987, and a B.A. from Oregon State University in 1976. Mr. Cutts, a Senior Vice President of the Advisor, has served as a Portfolio Manager for the Advisor since 1998 after joining the Advisor as a Fixed Income Analyst from 1994-1998. Mr. Cutts received his MBA from the University of San Diego in 1990, and a B.S. from the University of Southern California.

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The Fund	Management Fee Paid by the Fund	Portfolio Manager for the Fund
CMG Intermediate Bond Fund	0.25%	The Fund’s investment strategy and investment decisions are managed by members of the investment team.
CMG Short Term Bond Fund	0.25%	Leonard A. Aplet and Richard R. Cutts.
CMG Ultra Short Term Bond Fund	0.25%	Guy C. Holbrook, CFA, is the Fund’s Portfolio Manager. Mr. Holbrook, a Senior Vice President of the Advisor, has served as a lead Portfolio Manager for the Advisor and its predecessors since 1998. Mr. Holbrook’s investment experience dates back to 1987 and includes serving as a research analyst, bond trader and fixed income manager at Scudder, Stevens & Clark. Mr. Holbrook earned a B.A. degree from Colby College.
Government Bond Fund	0.25%	Marie M. Schofield, CFA, has been a Portfolio Manager with the Advisor since the Fund’s inception. Ms. Schofield has also served as Senior Vice President of Fleet Investment Advisors, a predecessor to the Advisor, since 1998. Ms. Schofield manages the Columbia Quality Plus Bond Fund and the Columbia Intermediate Government Income Fund. Ms. Schofield earned a B.S. from the College of Saint Rose.
Mortgage and Asset-Backed Securities Fund	0.25%	Leonard A. Aplet.
High Yield Fund	0.40%	Jeffrey L. Rippey, CFA, and Kurt M. Havnaer, CFA, are co-managers of the Fund. Mr. Rippey is a Managing Director of the Advisor. He has managed or co-managed the CMG High Yield Fund since its inception in 1994. Mr. Rippey joined the Advisor in 1981 as a Vice President. Mr. Rippey is a 1978 graduate of Pacific Lutheran University. Mr. Havnaer is a Senior Vice President of the Advisor. He has co-managed the CMG High Yield Fund since May 2004 and served as a co-manager from 2000 to March 2004. Mr. Havnaer was on a leave of absence for the period March 2004 to April 2004. Mr. Havnaer joined the Advisor in 1996. Prior to that time Mr. Havnaer was a portfolio manager, analyst and trader with SAFECO Asset Management Advisors, Inc. Mr. Havnaer received his MBA from Seattle University in 1991.

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The Fund	Management Fee Paid by the Fund	Portfolio Manager for the Fund
International Bond Fund	0.40%	Laura A. Ostrander is the Fund’s lead Portfolio Manager and since November 2001 has been Lead Manager for Columbia International Bond strategy. Prior to that time, Ms. Ostrander was a Senior Vice President of Colonial Management Associates since 1999 and a Vice President since 1996. Ms. Ostrander earned her B.A. degree in economics from St. John Fisher College in Rochester, N.Y.

(1)	The Core Plus Bond Fund indirectly pays its proportionate share of the management fees paid by the Underlying Funds in which the Core Plus Bond Fund invests.

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Information About Your Investment

YOUR ACCOUNT

Buying Shares

Shares in the Funds are available for purchase by institutional buyers seeking to invest in a diversified portfolio in a pooled environment, rather than purchase individual securities. Purchases of Fund shares may be made by two different methods, each of which is subject to minimum investment requirements described below.

First, you may purchase shares in the Funds directly by calling Columbia at 1-800-547-1037. Each Fund’s minimum initial investment requirement for investors purchasing shares directly from Columbia is $3 million. The Advisor may waive the investment minimum in its sole discretion. Subsequent investments in a Fund must be at least $2,500, however, purchase orders may be refused at the discretion of a Fund.

You may also purchase Fund shares if you are an advisory client of Columbia, or one of its affiliates, investing through a separately managed account and Columbia in its role as discretionary investment advisor purchases shares for your account. In order to invest in this manner you must have at least $1 million invested with Columbia and its affiliates. The minimum initial investment in this case is $25,000.

An advisory client with less than $10 million in assets managed by Columbia and who invests less than $3 million in a single Fund may be charged an administrative account fee of $5,000 to cover the extra costs of servicing the account. The decision to charge this fee and the terms of such a fee are determined by Columbia’s head of institutional sales and client service or their representative. Clients should consult the terms of their investment management agreement with Columbia or contact their Columbia representative for more information.

The price for each Fund’s shares is the Fund’s net asset value per share (“NAV”), which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m., Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund.

Selling Shares

You may sell shares at any time. Upon redemption you will receive the Fund’s NAV next calculated after your order is accepted by the Fund’s transfer agent. You can request a redemption by calling your Columbia representative or by calling 1-800-547-1037. Redemption proceeds are normally transmitted in the manner specified in the redemption request on the business day following the effective date of the redemption. Except as provided by rules of the Securities and Exchange Commission, redemption proceeds must be transmitted to you within seven days of the redemption date.

You may also sell shares by exchanging from the Fund into shares of another fund in the Trust. To exchange by telephone, call your Columbia representative or call 1-800-547-1037.

The Funds also reserve the right to make a “redemption in kind” — pay you in portfolio securities rather than cash — if the amount you are redeeming is large enough to affect the Fund’s operations (for example, if the redemption represents more than 1% of the Fund’s assets).

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Fund Policy on Trading of Fund Shares

The interests of each Fund’s long-term shareholders may be adversely affected by certain short-term trading activity by the Fund’s shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of a Fund’s shares held by long-term shareholders and have other adverse effects on a Fund. This type of excessive short-term trading activity is referred to herein as “market-timing”. The Funds and other funds in the Trust are not intended as vehicles for market timing.

The Funds, directly and through their agents, take various steps designed to deter and curtail market timing. For example, if a Fund detects that any shareholder has conducted two “round trips” (as defined below) in the Fund that are deemed material by the Fund in any 28-day period, the Fund will generally reject the shareholder’s future purchase orders involving the Fund or any other funds in the Trust. In addition, if a Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the Fund or any other funds in the Trust, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of a Fund are not affected by any of the limits mentioned above.

For these purposes, a “round trip” is a purchase by any means into a Fund (or any fund in the Trust) followed by a redemption, of any amount, by any means out of the same Fund (or fund in the Trust). Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Funds. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. A Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting marking timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Funds’ practices discussed above.

Each of the Funds seeks to act in a manner that it believes is consistent with the best interests of its shareholders in making any judgments regarding market timing. Neither the Funds nor their agents shall be held liable for any loss resulting from rejected purchase orders.

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Pricing of Shares

The Fund’s investments are valued based on their market value using the last sales price reported on the principal securities exchange on which the investment is traded, or, in the absence of recorded sales, at the closing bid prices on such exchanges or over the counter markets. Securities for which market values are not readily available will be valued at fair market value as determined in good faith under procedures established by and of the Board of Trustees.

If applicable to the Fund, securities trading in various foreign markets may take place on days when the New York Stock Exchange is closed. Further, when the New York Stock Exchange is open, the foreign markets may be closed. Therefore, the calculation of the Fund’s NAV may not take place at the same time the prices of certain securities held by the Fund are determined. In most cases, events affecting the values of portfolio securities that occur between the time their prices are determined and the close of normal trading on the New York Stock Exchange on a day the Fund’s NAV is calculated will not be reflected in the Fund’s NAV. If, however, the Advisor determines that a particular event would materially affect the Fund’s NAV, then the Advisor under the general supervision of the Board of Trustees, will use all relevant information available to it to determine a fair value for the affected portfolio securities.

The Funds have retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a “fair value,” that value may be different from the last quoted market price for the security.

DISTRIBUTIONS AND TAXES

Income and Capital Gain Distributions

Income dividends, consisting of net investment income, are declared daily and paid monthly by the Funds (except the International Bond Fund). Shares begin to earn dividends on the first day following the purchase payment date. Shares stop earning dividends on the day after the shares leave the account. Income dividends paid by the International Bond Fund are declared and paid at least annually by the Fund. All income dividends paid by the Funds will be reinvested in additional shares of the Fund at the net asset value on the dividend payment date, unless you have elected to receive the dividends in cash. If all of your shares in a Fund are redeemed, the undistributed dividends on the redeemed shares will be paid at that time. Each of the Funds generally distributes substantially all of its net realized capital gains to shareholders at least annually. The amount distributed will depend on the amount of capital gains realized from the sale of a Fund’s portfolio securities. Capital gain distributions are declared and paid as cash dividends and reinvested in additional shares at the net asset value, as calculated after payment of the distribution, at the close of business on the dividend payment date, unless you have elected to receive the distribution in cash.

Tax Effect of Distributions and Transactions

The dividend and other distributions of the Funds are taxable to you, unless your investment is in a tax-advantaged account. The tax status of any distribution is the same regardless of how long you have been in a Fund and whether you reinvest your distributions or take them as income. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before

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December 31, 2008, distributions of investment income designated by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level.

Long-term capital gains rates applicable to individuals have been temporarily reduced—in general, to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2008.

Each year, the Funds will send you information detailing the amount of ordinary income, capital gains, and qualified dividend income distributed to you for the previous year. The sale of shares in your account may produce gain or loss and generally is a taxable event. For tax purposes, an exchange of shares of a Fund for shares of another fund managed by the Advisor is treated as a sale of shares.

Your investment in the Funds could have additional tax consequences. Please consult your tax professional for assistance as to the possible application of foreign, state, and local income tax laws to your investment in the Funds.

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More About The Funds

INVESTMENT STRATEGY

Each Fund’s principal investment strategies and their associated risks are described in the section titled “Principal Investment Strategies” under the heading “INFORMATION ABOUT THE FUNDS” in this Prospectus. What follows is additional information about certain of the investments and strategies of the Funds and the risks associated with them. In seeking to achieve their investment goals, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this Prospectus. These types of securities and investment practices are identified and discussed in the Fund’s Statement of Additional Information, which you may obtain free of charge (see page 60). Each Fund’s investment goal may not be changed without approval by a majority of the Fund’s outstanding securities. Except as otherwise noted, however, approval by a Fund’s shareholders is not required to modify or change a Fund’s investment policies or any of its investment strategies.

Portfolio Securities

Mortgage-backed securities. Mortgage-backed securities are securities that represent ownership interests in large, diversified pools of mortgage loans. Sponsors pool together mortgages of similar rates and terms and offer them as securities to investors. Most mortgage securities are pooled together and structured as pass-throughts. Monthly payments of principal and interest from the underlying mortgage loans backing the pool are collected by a servicer and “passed through” regularly to the investor. Pass-throughs can have a fixed or an adjustable rate. The majority of pass-through securities are issued by three agencies: GNMA, FHLMC and FNMA.

Commercial mortgage-backed securities are secured by loans for commercial properties such as office buildings, multi-family apartment buildings, and shopping centers. Both mortgage-backed securities and commercial mortgage-backed securities are subject to prepayment risk.

Asset-backed securities. Asset-backed securities are interests in pools of debt securities backed by various types of assets such as credit card receivables, automobile and home equity loans, and computer leases issued by trusts or special purpose entities. Like mortgage-backed securities, investments in asset-backed securities involve prepayment risk.

Mortgage-backed and asset-backed securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on such securities, and, therefore, cause the Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of a mortgage-backed or asset-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, these securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

Portfolio Turnover

There are no limits on turnover. Turnover may vary significantly from year to year. The Advisor does not expect it to exceed 100% under normal conditions. The Funds generally intend to purchase securities for long-term investment, although, to a limited extent, it may purchase securities in

58

anticipation of relatively short-term price gains. A Fund will also sell securities without regard to turnover if it believes that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically results in transaction costs and produces capital gains or losses resulting in tax consequences for Fund investors. It also increases transaction expenses, which reduce a Fund’s total return. Additionally, due to the institutional nature of the shareholders in these Funds, redemption requests are frequently large. In order to satisfy such redemption requests, a Fund may be forced to sell securities with built-in capital gains that will be taxable to shareholders.

Temporary Investments

Under adverse market conditions, each Fund may depart from its principal investment strategies by taking defensive positions in response to adverse economic or market conditions. During such times, a Fund may, but is not required to, invest in cash or investment-grade, short-term debt securities, without limit. When a Fund assumes a temporary defensive position, it generally will not invest in securities designed to achieve its investment goal.

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For More Information

You can find additional information on each Fund’s structure and performance in the following documents:

•	Annual/Semiannual Reports. While the Prospectus describes each Fund’s potential investments, these reports detail the Funds’ actual investments as of the report date. Reports include a discussion by Fund management of recent market conditions, economic trends, and strategies that significantly affected each Fund’s performance during the reporting period.

•	Statement of Additional Information (“SAI”). A supplement to the Prospectus, the SAI contains further information about each Fund, its Trustees and its investment restrictions, risks and polices.

A current SAI for the Funds is on file with the Securities and Exchange Commission (“SEC”) and is incorporated into this Prospectus by reference, which means it is considered part of this Prospectus. To obtain copies of the SAI or copies of the current annual/semiannual report, without charge, or to make inquiries of the Funds, you may contact:

CMG Fund Trust

1300 S.W. Sixth Avenue

Portland, Oregon 97201

Telephone: 1-800-547-1037

Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information regarding the Funds are also on the SEC’s Internet website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the SEC’s e-mail address at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

SEC file number: 811-5857

C03/049

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Appendix A

The following is a description of the bond ratings used by Moody’s and S&P. Subsequent to its purchase by a Fund, a security may cease to be rated, or its rating may be reduced below the criteria set forth for the Fund. Neither event would require the elimination of bonds from a Fund’s portfolio, but the Advisor will consider that event in its determination of whether the Fund should continue to hold such security in its portfolio.

Bond Ratings.    Moody’s—The following is a description of Moody’s bond ratings:

Aaa—Best quality; smallest degree of investment risk.

Aa—High quality by all standards; Aa and Aaa are known as high-grade bonds.

A—Many favorable investment attributes; considered upper medium-grade obligations.

Baa—Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba—Speculative elements; future cannot be considered well assured. Protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future.

B—Generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Poor standing, may be in default; elements of danger with respect to principal or interest.

S&P—The following is a description of S&P’s bond ratings:

AAA—Highest rating; extremely strong capacity to pay principal and interest.

AA—Also high-quality with a very strong capacity to pay principal and interest; differ from AAA issues only by a small degree.

A—Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB—Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for higher-rated bonds.

Bonds rated AAA, AA, A, and BBB are considered investment grade bonds.

BB—Less near-term vulnerability to default than other speculative grade debt; face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment.

B—Greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments; adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC—Current identifiable vulnerability to default and dependent upon favorable business, financial, and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

Bonds rated BB, B, and CCC are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and CCC a higher degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

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CMG CORE PLUS BOND FUND

CMG CORE BOND FUND

CMG INTERMEDIATE BOND FUND

CMG SHORT TERM BOND FUND

CMG ULTRA SHORT TERM BOND FUND

CMG GOVERNMENT BOND FUND

CMG MORTGAGE AND ASSET-BACKED SECURITIES FUND

CMG HIGH YIELD FUND

CMG INTERNATIONAL BOND FUND

Portfolios of CMG Fund Trust

STATEMENT OF ADDITIONAL INFORMATION

CMG Fund Trust

1300 S.W. Sixth Avenue

P.O. Box 1350

Portland, Oregon 97207

(503) 222-3600

This Statement of Additional Information contains information relating to CMG Fund Trust (the “Trust”) and ten portfolios of the Trust: CMG Core Plus Bond Fund, CMG Core Bond Fund, CMG Intermediate Bond Fund, CMG Short Term Bond Fund, CMG Ultra Short Term Bond Fund, CMG Government Bond Fund, CMG Mortgage and Asset-Backed Securities Fund, CMG High Yield Fund and CMG International Bond Fund (each a “Fund”, together the “Funds”).

This Statement of Additional Information is not a Prospectus. It relates to a Prospectus dated December 1, 2004 (the “Prospectus”) and should be read in conjunction with the Prospectus. Copies of the Prospectus are available without charge upon request to the Trust or by calling 1-800-547-1037.

The CMG High Yield, CMG Core Bond (formerly known as CMG Fixed Income Securities Fund), CMG Short Term Bond and the Ultra Short Term Bond Fund’s most recent Annual Report to shareholders is a separate document supplied with this Statement of Additional Information. The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this Statement of Additional Information. The remaining seven funds have not yet commenced operations and, thus, there are no annual reports available.

C03/053

December 1, 2004

DESCRIPTION OF THE FUNDS

The Trust is an Oregon business trust established under a Restated Declaration of Trust, dated October 13, 1993, as amended. The Trust is an open-end, management investment company comprised of separate portfolios, each of which is treated as a separate fund. There are 20 portfolios established under the Trust: the Funds, CMG Enhanced S&P 500 Index Fund, CMG Large Cap Growth Fund, CMG Large Cap Value Fund, CMG Mid Cap Growth Fund, CMG Mid Cap Value Fund, CMG Small/Mid Cap Fund, CMG Small Cap Growth Fund, CMG Small Cap Value Fund, CMG International Stock Fund, CMG Small Cap Fund, and CMG Strategic Equity Fund. With the exception of the International Bond Fund, Mortgage and Asset-Backed Securities Fund and Core Plus Bond Fund, each Fund is diversified, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer. Because the International Bond Fund, the Mortgage and Asset-Backed Securities Fund and Core Plus Bond Fund may invest in a relatively small number of issuers, they will be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified fund might be. The investment Advisor for each of the Funds is Columbia Management Advisors, Inc. (the “Advisor”). See the section entitled “INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES” for further information about the Advisor.

INVESTMENT OBJECTIVES, POLICIES AND RISKS

The investment objectives and principal investment strategies and policies of each Fund are described in the Prospectus. None of the Funds’ investment objectives may be changed without a vote of its outstanding voting securities. There is no assurance that a Fund will achieve its investment objective(s). What follows is additional information regarding securities in which a Fund may invest and investment practices in which it may engage. Because the Core Plus Bond Fund only invests principally in the other Funds, references to “a Fund” or “the Funds” when discussing securities that may be purchased or an investment technique that may be engaged in excludes the Core Plus Bond Fund (except the Fund may invest in short-term paper and U.S. Government securities). To determine whether a Fund purchases such securities or engages in such practices, and to what extent, see “Chart of Securities and Investment Practices” at the end of this “INVESTMENT OBJECTIVES, POLICIES AND RISKS” section below.

Corporate Debt Securities

These include corporate bonds, debentures, notes, convertible securities and other similar corporate debt instruments. The following is a description of the bond ratings used by Moody’s Investors Services, Inc. (“Moody’s”) and Standard & Poor’s, a division of the McGraw-Hill Companies, Inc., (“S&P”). Subsequent to its purchase by a Fund, a security may cease to be rated, or its rating may be reduced below the criteria set forth for the Fund. Neither event would require the elimination of the security from a Fund’s portfolio, but the Advisor will consider that event in its determination of whether the Fund should continue to hold such security in its portfolio.

Bond Ratings. Moody’s — The following is a description of Moody’s bond ratings:

Aaa - Best quality; smallest degree of investment risk.

Aa - High quality by all standards; Aa and Aaa are known as high-grade bonds.

A - Many favorable investment attributes; considered upper medium-grade obligations.

Baa - Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba - Speculative elements; future cannot be considered well assured. Protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future.

B - Generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Poor standing, may be in default; elements of danger with respect to principal or interest.

S&P — The following is a description of S&P’s bond ratings:

AAA - Highest rating; extremely strong capacity to pay principal and interest.

AA - Also high-quality with a very strong capacity to pay principal and interest; differ from AAA issues only by a small degree.

A - Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for higher-rated bonds.

Bonds rated AAA, AA, A, and BBB are considered investment grade bonds.

BB - Less near-term vulnerability to default than other speculative grade debt; face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment.

B - Greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments; adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC - Current identifiable vulnerability to default and dependent upon favorable business, financial, and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

Bonds rated BB, B, and CCC are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and CCC a higher degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

High Yield Securities (“Junk Bonds”)

Investment in securities rated below investment grade (i.e., rated Ba or lower by Moody’s or BB or lower by S&P) are described as “speculative” by both Moody’s and S&P (“high yield securities” or “junk bonds”). An investment in high yield securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of high quality debt securities.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. The Advisor seeks to minimize the risks of investing in high yield securities through diversification, in-depth credit analysis and attention to current developments and trends in both the economy and financial markets.

The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Advisor does not rely solely on credit ratings when selecting securities for the Funds, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Advisor deems it in the best interest of shareholders.

Convertible Securities

A convertible debt security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. In addition, convertible securities are often lower-rated securities.

The convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective. A Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert.

Foreign Securities

Foreign debt securities purchased by Funds permitted to purchase such securities may be denominated in foreign currency or U.S. dollars, or may be traded in U.S. dollars in the United States although the underlying security is usually denominated in a foreign currency.

Investing in foreign debt securities involve certain risks such as:

•	interest rate risk,

•	credit risk,

•	exchange rate risk/currency fluctuations, and

•	political, economic and social instability in the country of the issuer, such as expropriation of assets or nationalization of industries.

As a result, the debt securities held by a Fund may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its instrumentalities or agencies. The prices of foreign securities denominated in foreign currency are affected by changes in the currency exchange rates. Potential political or economic instability of the country of the issuer, especially in developing or less developed countries (which are sometimes referred to as emerging markets), could cause rapid and extreme changes in the value of a Fund’s assets. Foreign countries have different accounting, auditing and financial reporting standards, and foreign issuers are subject to less governmental regulation and oversight than U.S. issuers. Also, many countries where a Fund may invest are not as politically or economically developed as the United States. Acts of foreign governments interfering in capital markets, such as capital or currency controls, nationalization of companies or industries, expropriation of assets, or imposition of punitive taxes would have an adverse effect on the Funds holding foreign securities.

To the extent a Fund can invest in foreign securities, a portion of a Fund’s investments, particularly in the case of the International Bond Fund, may be held in the foreign currency of the country where the investment is made. These securities are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency trends are unpredictable.

Another risk of investing in foreign securities is that additional costs may be incurred in connection with a Fund’s foreign investments. Foreign brokerage commissions are generally higher than those in the United States. Expenses may also be incurred on currency conversions when a Fund moves investments from one country to another. Increased custodian costs as well as administrative difficulties may be experienced in connection with maintaining assets in foreign jurisdictions.

Securities traded in countries with emerging securities markets may be subject to risks in addition to the risks typically posed by global investing due to the inexperience of financial intermediaries, the lack of modern technology, the lack of a sufficient capital base to expand business operations, and political and economic instability. Investments in these countries are subject to severe and abrupt price declines. Certain countries have experienced hyperinflation and devaluation of their currencies versus the U.S. dollar, which have adversely affected returns to U.S. investors. In addition, securities of issuers located in these markets may present credit, currency, liquidity, legal, political and other risks different from risks associated with investing in developed countries.

The Funds may also invest in mortgage-backed securities issued or guaranteed by foreign government entities, and Brady Bonds, which are long-term bonds issued by government entities in developing countries as part of a restructuring of their commercial loans. A Brady Bond is created when an outstanding commercial bank loan to a government or private entity is exchanged for a new bond in connection with a debt restructuring plan. Brady Bonds may be collateralized or uncollateralized and issued in various currencies (usually in the U.S. dollar, however). They are often fully collateralized as to principal in U.S. Treasury zero coupon bonds. Even with this collateralization feature, however, Brady Bonds are often considered speculative, below investment-grade investments because the timely payment of interest is the responsibility of the issuing party (the foreign country or entity), and the value of the bonds can fluctuate significantly based on the issuer’s ability or perceived ability to make these payments. Brady Bonds may be structured with floating rate or low fixed-rate coupons.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Funds) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

A Fund’s investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of a Fund’s income distributions to constitute returns of capital for tax purposes or require a Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

Bank Obligations

Bank obligations in which each of the Funds may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Commercial Paper

Commercial paper is an unsecured short-term note of indebtedness issued in bearer form by business or banking firms to finance their short-term credit needs.

Commercial Paper Ratings. A1 and Prime 1 are the highest commercial paper ratings issued by S&P and Moody’s, respectively.

Commercial paper rated A1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated A or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned.

Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of 10 years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparation to meet such obligations.

Foreign Currency Transactions

To the extent a Fund invests in foreign securities, it may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (“forwards”) with terms generally of less than one year. The Fund may engage in these transactions to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of foreign securities. A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation with the Trust’s custodian of assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees, and are marked to market daily. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards will be used primarily to adjust the foreign exchange exposure of a Fund with a view to protecting the portfolio from adverse currency movements, based on the Advisor’s outlook, and a Fund might be expected to enter into such contracts in the following circumstances:

Lock In. When management desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge. If a currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of that Fund’s portfolio holdings denominated in the currency sold.

Direct Hedge. If the Advisor wants to eliminate substantially all of the risk of owning a particular currency, or if the Advisor believes the portfolio may benefit from price appreciation in a given country’s bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase (if any) in the value of the bond.

Proxy Hedge. The Advisor might choose to use a proxy hedge, which is usually less costly than a direct hedge. In this case, a Fund, having purchased a bond, will sell a currency whose value is believed to be closely linked to the currency in which the bond is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of bonds denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies, and because the relationships can be very unstable at times.

Forward contracts involve other risks, including, but not limited to, significant volatility in currency markets. In addition, currency moves may not occur exactly as the Advisor expected, so use of forward contracts could adversely affect a Fund’s total return.

Costs of Hedging. When a Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially lost if a Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

Hedging costs are treated as capital transactions and are not, therefore, deducted from a Fund’s dividend distribution and are not reflected in its yield. Instead these costs will, over time, be reflected in a Fund’s net asset value per share.

Hedging may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code of 1986, as amended (the “Code”). These provisions could result in an increase or decrease in the amount of taxable dividends paid by a Fund and could affect whether distributions paid by that Fund are classified as capital gains or ordinary income.

U.S. Government Securities

Government securities may be either direct obligations of the U.S. Treasury or may be the obligations of an agency or instrumentality of the United States.

Treasury Obligations. The U.S. Treasury issues a variety of marketable securities that are direct obligations of the U.S. Government. These securities fall into three categories - bills, notes, and bonds - distinguished primarily by their maturity at time of issuance. Treasury bills have maturities of one year or less at the time of issuance, while Treasury notes currently have maturities of 1 to 10 years. Treasury bonds can be issued with any maturity of more than 10 years.

Obligations of Agencies and Instrumentalities. Agencies and instrumentalities of the U.S. Government are created to fill specific governmental roles. Their activities are primarily financed through securities whose issuance has been authorized by Congress. Agencies and instrumentalities include Export Import Bank, Federal Housing Administration, Government National Mortgage Association, Tennessee Valley Authority, Banks for Cooperatives, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Corp., U.S. Postal System, and Federal Finance Bank. Although obligations of “agencies” and “instrumentalities” are not direct obligations of the U.S. Treasury, payment of the interest or principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from backing by the full faith and credit of the United States or U.S. Treasury guarantees to the backing solely of the issuing instrumentality itself.

Mortgage-Backed Securities and Mortgage Pass-Through Securities

Mortgage-backed securities are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below.

Because principal may be prepaid at any time, mortgage-backed securities involve significantly greater price and yield volatility than traditional debt securities. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose the Funds to a lower rate of return upon reinvestment. To the extent that mortgage-backed securities are held by a Fund, the prepayment right will tend to limit to some degree the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities. When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of mortgage-related securities and increasing their price volatility, affecting the price volatility of a Fund’s shares.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association (“GNMA”). GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of a Fund’s shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government.

FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There is no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/services and poolers, the Advisor determines that the securities meet the Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Collateralized Mortgage Obligations (“CMOs”)

CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially protected against a sooner than desired return of principal by the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

A Fund will invest only in those CMOs whose characteristics and terms are consistent with the average maturity and market risk profile of the other fixed income securities held by that Fund.

Other Mortgage-Backed Securities

The Advisor expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investment in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with a Fund’s investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Other Asset-Backed Securities

The securitization techniques used to develop mortgage-backed securities are being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card and other types of receivables, are being securitized in pass-through structures similar to mortgage pass-through structures described above or in a structure similar to the CMO structure. Consistent with a Fund’s investment objectives and policies, the Mortgage and Asset-Backed Securities Fund will, and the other Funds may, invest in these and other types of asset-backed securities that may be developed in the future. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of state and federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of direct parties. To reduce the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor or the underlying assets. Liquidity protection refers to the making of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantee policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. None of the Funds will pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

Floating or Variable Rate Securities

Floating or variable rate securities have interest rates that periodically change according to the rise and fall of a specified interest rate index or a specific fixed-income security that is used as a benchmark. The interest rate typically changes every six months, but for some securities the rate may fluctuate weekly, monthly, or quarterly. The index used is often the rate for 90 or 180-day Treasury Bills. Variable-rate and floating-rate securities may have interest rate ceilings or caps that fix the interest rate on such a security if, for example, a specified index exceeds a predetermined interest rate. If an interest rate on a security held by a Fund becomes fixed as a result of a ceiling or cap provision, the interest income received by that Fund will be limited by the rate of the ceiling or cap. In addition, the principal values of these types of securities will be adversely affected if market interest rates continue to exceed the ceiling or cap rate.

Loan Participations and Assignments

Each Fund may purchase participations in loans to corporations or governments, including governments of less-developed countries. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower or government, and generally are offered by banks or other financial institutions or lending syndicates. A Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service such as Moody’s or S&P.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, a Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a borrower.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments in such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral can be liquidated.

Loan participations and assignments may not be readily marketable and may be subject to restrictions on resale. Investments in loans through direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to a Fund. If a loan is foreclosed, for example, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

Lending of Portfolio Securities

Each Fund may lend securities to a broker-dealer or institutional investor for the investor’s use in connection with short sales, arbitrage, or other securities transactions. Lending of a Fund’s portfolio securities will be made (if at all) in conformity with applicable federal and state rules and regulations. The purpose of a qualified lending transaction is to afford a Fund the opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it. The principal risk of a transaction involving the lending of portfolio securities is the potential insolvency of the broker-dealer or, other borrower.

Management of the Funds understands that it is the view of the Staff of the SEC that a Fund is permitted to engage in loan transactions only if the following conditions are met: (1) the Fund must receive at least 100% collateral in the form of cash, cash equivalents, e.g., U.S. Treasury bills or notes, or an irrevocable letter of credit; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the level of the collateral; (3) a Fund must be able to terminate the loan, after notice, at any time; (4) a Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and any increase in market value; (5) a Fund may pay only reasonable custodian fees in connection with the loan; (6) voting rights on the securities loaned may pass to the borrower; however, if a material event affecting the investment occurs, the Trustees must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Trustees to vote proxies. Excluding items (1) and (2), these practices may be amended from time to time as regulatory provisions permit.

While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied if the borrower fails financially, loans will be made only to firms deemed by the Advisor to be of good standing and will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the risk.

Derivative Instruments

In pursuing its investment objective each Fund may purchase and sell (write) both put options and call options on securities and securities indexes, and may enter into interest rate and index futures contracts and purchase and sell options on such futures contracts (“futures options”) for hedging purposes or as part of its overall investment strategies. In addition, the International Bond Fund may also purchase and sell foreign currency futures contracts and related options. The International Bond Fund may purchase and sell such foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The International Bond Fund may also enter into swap agreements with respect to interest rates and indexes of securities, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Funds may invest in structured notes. If other types of financial instruments, including other types of options, future contracts, or futures options are traded in the future, a Fund may also use those instruments, provided that the Trustees determine that their use is consistent with a Fund’s investment objective and does not violate the Fund’s investment restrictions.

The value of some derivative instruments in which a Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Advisor to forecast interest rates and other economic factors correctly. If the Advisor incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

A Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Advisor incorrectly forecasts interest rates, market values, or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments and the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, the Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.

Options on Securities and Indexes. A Fund may, to the extent specified herein or in the Prospectus, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

A Fund will write call options and put options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees, in such amount are segregated by its custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets, in an amount equal to the contract value of the index, determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees. A call option is also covered if the Fund holds a call on the same security or index as the call written in which the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees. A put option on a security or an index is “covered” if the Fund segregates assets that are determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees and that are equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written in which the exercise price of the put held is (i) equal to or greater than the exercise price of the put written or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees.

If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Before the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option that is sold. Before exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

A Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options when the exercise price of the call and put are the same or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, when a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without being exercised. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Foreign Currency Options. The International Bond Fund, and to a lesser extent the other Funds, may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Futures Contracts and Options on Futures Contracts. Each Fund may invest in interest rate futures contracts and options thereon, and the International Bond Fund may also invest in foreign currency futures contracts and options thereon.

An interest rate, foreign currency, or index futures contract provides for the future sale by one party and the future purchase by another party of a specified quantity of a financial instrument, foreign currency, or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including the S&P 500, the S&P Midcap 400, the

Nikkei 225, the NYSE composite, U.S. Treasury notes, GNMA Certificates, three-month U.S. Treasury bills, 90-day commercial paper, bank certificates of deposit, Eurodollar certificates of deposit, the Australian dollar, the Canadian dollar, the British pound, the German mark, the Japanese yen, the French franc, the Swiss franc, the Mexican peso, and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

A Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

To comply with applicable rules of the Commodity Futures Trading Commission (“CFTC”) under which the Trust and the Funds avoid being deemed a “commodity pool” or a “commodity operator,” the Funds intend generally to limit their use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations, and practice. For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund’s securities or the price of the securities that the Fund intends to purchase. A Fund’s hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce a Fund’s exposure to interest rate fluctuations, a Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

A Fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by a Fund, that Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called “variation margin,” equal to the daily change in the value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, a Fund will mark to market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes the capital loss. The transaction costs must also be included in these calculations.

A Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet a Fund’s immediate obligations. A Fund may use the same liquid assets to cover both the call and put options when the exercise price of the call and put are the same or the exercise price of the call is higher than that of the put. In such cases, a Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Limitations on Use of Futures and Futures Options. In general, each Fund intends to enter into positions in futures contracts and related options only for “bona fide hedging” purposes. With respect to positions in futures and related options that do not constitute bona fide hedging positions, a Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are “in-the-money,” would exceed 5% of that Fund’s net assets. A call option is “in-the-money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in-the-money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

When purchasing a futures contract, a Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by the Advisor in accordance with procedures approved by the Board of Trustees, that when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by a Fund.

When selling a futures contract, a Fund will maintain with its custodian (and mark to market on a daily basis) assets that are determined to be liquid by the Advisor in accordance with procedures approved by the Board of Trustees and that are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based) or by holding a call option permitting that Fund to purchase the same futures contract at a price no higher than the price of the contract written by that Fund (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).

When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by the Advisor in accordance with procedures approved by the Board of Trustees and that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting a Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by that Fund.

When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark to market on a daily basis) assets that are determined to be liquid by the Advisor in accordance with procedures approved by the Board of Trustees and that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same as or higher than the strike price of the put option sold by that Fund.

To the extent that securities with maturities greater than one year are used to segregate assets to cover that Fund’s obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a Fund’s portfolio securities. Thus the use of a longer term security may require a Fund to hold offsetting short-term securities to balance that Fund’s portfolio such that the Fund’s duration does not exceed the maximum permitted in the Fund’s Prospectus.

The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options, or forward contracts. See “Taxes.”

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. Thus the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets, and the participation of speculators in such markets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contracts and Options Thereon. Many options on securities, futures contracts, options on futures contracts, and options on currencies purchased or sold by the Fund will be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal, and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Swap Agreements (“Swaps,” “Caps,” “Collars” and “Floors”)

A Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Funds’ performance. Swap agreements are subject to risks related to the counterparty’s ability to perform, and may decline in value if the counterparty’s creditworthiness deteriorates. The Funds may also suffer losses if they are unable to terminate outstanding swap agreements or reduce their exposure through offsetting transactions.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each of the Funds may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. When-issued, delayed delivery or forward commitment transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to a Fund at the time of entering into the transaction. When such purchases are outstanding, a Fund will segregate cash or other liquid assets, determined in accordance with procedures approved by the Board of Trustees, in an amount equal to or greater than the purchase price. The securities so purchased are subject to market fluctuation and at the time of delivery of the securities the value may be more or less than the purchase price. Generally, no income or interest accrues on the securities a Fund has committed to purchase prior to the time delivery of the securities is made. A Fund may earn income, however, on securities it has segregated. Subject to the segregation requirement, a Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis without limit. A Fund’s net asset value may be subject to increased volatility if the Fund commits a large percentage of its assets to the purchase of securities on this basis.

Reverse Repurchase Agreements

In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. A reverse repurchase agreement may also be viewed as the borrowing of money by the Fund and, therefore, as a form of leverage. A Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, a Fund will enter into a reverse repurchase agreement only when the interest income expected to be earned from the investment of the proceeds is greater than the interest expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each Fund will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements.

Illiquid Securities

No illiquid securities will be acquired by a Fund if upon the purchase more than 10% of the value of the Fund’s net assets would consist of these securities. “Illiquid securities” are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine a Fund’s net asset value. Under current interpretations of the Staff of the SEC, the following instruments in which a Fund may invest will be considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) restricted securities (securities whose public resale is subject to legal restrictions); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which a Fund may invest that are not readily marketable.

Each of the Funds may purchase without limit, however, certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A (“Rule 144A securities”). If a dealer or institutional trading market exists for Rule 144A securities, such securities are deemed to be liquid and thus not subject to the Funds’ 10% limitation on the investment in restricted or other illiquid securities. Under the supervision of the Trustees of the Trust, a Fund’s advisor determines the liquidity of Rule 144A securities and, through reports from the advisor, the Trustees monitor trading activity in these securities. In reaching liquidity decisions, the advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the procedures for the transfer). Because institutional trading in Rule 144A securities is relatively new, it is difficult to predict accurately how these markets will develop. If institutional trading in Rule 144A securities declines, a Fund’s liquidity could be adversely affected to the extent it is invested in such securities.

Dollar Roll Transactions

A Fund may enter into “dollar roll” transactions, which consist of the sale by a Fund to a bank or broker-dealer (the “counterparty”) of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date at an agreed price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities.

A Fund will not use such transactions for leveraging purposes and, accordingly, will segregate cash, U.S. Government securities or other high grade debt obligations in an amount sufficient to meet their purchase obligations under the transactions.

Dollar rolls may be treated for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), as borrowings of a Fund because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to a Fund. For example, while a Fund receives a fee as consideration for agreeing to repurchase the security, a Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a Fund, thereby effectively charging that Fund interest on its borrowing. Further, although a Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund’s borrowing.

The entry into dollar rolls involves potential risks of loss which are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Fund’s right to purchase from the counterparty might be restricted. Additionally, a Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a Fund, the security which the Fund is required to buy under the dollar roll may be worth less than an identical security.

Borrowing

A Fund may borrow from a bank for temporary administrative purposes. This borrowing may be unsecured. Provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of a Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The High Yield Fund’s borrowings, however, may not exceed 5% of its gross assets at any time. As previously noted, a Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent a Fund covers its commitment under such transactions (or economically similar transaction) by the segregation of assets determined in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by that Fund. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Short Sales

Except for the High Yield Fund, a Fund may make short sales of securities as part of its overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated assets determined to be liquid by the Advisor in accordance with procedures approved by the Board of Trustees. None of the Funds intends to enter into short sales (other than those “against the box”) if immediately after such sale the aggregate of the value of all collateral plus the amount of the segregated assets exceeds one-third of the value of a Fund’s net assets. This percentage may be varied by action of the Trustees. A short sale is “against the box” to the extent that a Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. A Fund will engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

Investments in Small and Unseasoned Companies

Unseasoned and small companies may have limited or unprofitable operating histories, limited financial resources, and inexperienced management. In addition, they often face competition from larger or more established firms that have greater resources. Securities of small and unseasoned companies are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. To dispose of these securities, a Fund may need to sell them over an extended period or below the original purchase price. Investments by a Fund in these small or unseasoned companies may be regarded as speculative.

Zero Coupon and Pay-in-Kind Securities

A zero-coupon security has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest equivalent received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. Pay-in-kind securities are securities that pay interest in either cash or additional securities, at the issuer’s option, for a specified period. The price of pay-in-kind securities is expected to reflect the market value of the underlying accrued interest, since the last payment. Zero-coupon and pay-in-kind securities are more volatile than cash pay securities. A Fund accrues income on these securities prior to the receipt of cash payments. The Funds intend to distribute substantially all of their income to their shareholders to qualify for pass-through treatment under the tax laws and may, therefore, need to use its cash reserves to satisfy distribution requirements.

Duration and Portfolio Turnover

A Fund’s average portfolio duration will vary based on the Advisor’s forecast for interest rates. Under normal market conditions, the following Funds will maintain an average portfolio turnover as set forth below.

International Bond Fund	Not to exceed seven years
Intermediate Bond Fund	1.5 years plus or minus duration of Lehman Brothers Intermediate Government/Credit Index
Ultra Short Term Bond Fund	1.25 years or less

There are no limitations on the average portfolio duration for the other Funds. Securities will be selected on the basis of the Advisor’s assessment of interest rate trends and the liquidity of various instruments under prevailing market conditions. Shifting the average portfolio duration of the portfolio in response to anticipated changes in interest rates will generally be carried out through the sale of securities and the purchase of different securities within the desired duration range. This may result in a greater level of realized capital gains and losses than if a Fund held all securities to maturity.

A change in the securities held by a Fund is known as “portfolio turnover.” The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the securities owned by a Fund during the particular fiscal year. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to a Fund, such as brokerage commissions or dealer mark-ups and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains.

Chart of Securities and Investment Practices

Set forth below is a chart detailing the specific securities and investment practices for the Funds. Each of the practices engaged in by the Funds is discussed in detail in the sections of this Statement of Additional Information preceding this chart.

	Gov’t Bond Fund	Mortgage and Asset- Backed Securities Fund	High Yield Fund	Int’l Bond Fund	Core Bond Fund	Intermed Bond Fund	Short Term Bond Fund	Ultra Short Term Bond Fund
Investment Grade Securities	+	+	O	+	+	+	+	+
High Yield/Non-Investment Grade Securities	NA	NA	+	+	NA	NA	NA	NA
U.S. Government Securities	+	+	*	*	+	*	+	+
Foreign Government Securities	NA	NA	O	+	NA	NA	NA	NA
Domestic Bank Obligations	*	*	*	*	*	*	*	+
Commercial Paper	*	*	*	*	*	*	*	+
Mortgage Backed Securities	+	+	O	O	+	O	+	+
CMOs	+	+	O	O	+	O	+	+
Asset Backed Securities	+	+	O	O	+	O	+	+
Floating or Variable Rate	+	O	O	+	+	+	+	+
Loan Transactions	O	O	O	O	O	O	O	+
Options	+	+	O	+	+	+	+	+
Financial Futures	+	+	O	+	+	+	+	+
Foreign Fixed Income Securities	NA	NA	O, 10%	+, 100%	25% (total assets)	NA	NA	NA
Currency Contracts
Hedging	NA	NA	O	+	NA	NA	NA	NA
Speculation	NA	NA	NA	NA	NA	NA	NA	NA )

	Gov’t Bond Fund	Mortgage and Asset- Backed Securities Fund	High Yield Fund	Int’l Bond Fund	Core Bond Fund	Intermed Bond Fund	Short Term Bond Fund	Ultra Short Term Bond Fund
Repurchase Agreements	*	*	*	*	*	*	*	*
Restricted/ Illiquid (excluding 144A from definition of illiquid)	O, 10%	O, 10%	O, 10%	O, 10%	O, 10%	O, 10%	O, 10%	O, 10%
Convertible Securities	O	O	O	O	O	O	O	NA
Unseasoned/less than three years operating history	X	X	O, 5%	O, 5%	O, 5%	O, 5% (total assets)	O, 5%	NA
Dollar Roll Transactions	O	+	O	O	O	O	O	NA
Swap Agreements	NA	NA	O	NA	O	NA	O	NA
When-Issued Securities	O	+	O	O	O	O	O	O
Zero Coupon/Pay in Kind	O	O	O	O	O	O	O	O
Borrowing	*	*	*	*	*	*	*	*, 33.3%

+	Permitted – Part of principal investment strategy
X	Not permitted either as a non-fundamental or fundamental policy
O	Permitted – Not a principal investment strategy
*	Temporary Investment or cash management purposes
%	Percentage of net assets (unless total assets specified) that fund may invest
NA	Non-Fundamental policy/not part of investment strategy – A Fund will not engage in without notice to shareholders

[1]	Because the Core Plus Bond Fund only invests in each of the other Funds listed in this chart, it may engage in any of these investment practices to the extent it is invested in a Fund which purchases that security or engages in that investment practice.

INVESTMENT RESTRICTIONS

The following is a list of fundamental investment restrictions applicable to each Fund. The Trust may not change these restrictions without a majority vote of the outstanding securities of the applicable Fund. If a percentage limitation is adhered to at the time of the investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

CMG Core Plus Bond Fund

The Fund may not:

1. Buy or sell physical commodities or commodities contracts or oil, gas or mineral programs, but the Fund may purchase, sell or enter into financial futures contracts and options on financial futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with the federal securities and commodities laws.

2. Concentrate investments in any industry. It may, however, (a) invest up to 25% of the value of its total assets in any one industry, (b) invest up to 100% of the value of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and (c) invest for temporary defensive purposes up to 80% of the value of its total assets in certificates of deposit (“CDs”) and banker’s acceptances with maturities not greater than one year. CDs and banker’s acceptances will be limited to domestic banks that have total assets in excess of $1 billion and are subject to regulatory supervision by the U.S. Government or state governments. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a “when-issued” basis may not exceed 20% of the total assets of the Fund.

3. Purchase or sell real estate unless acquired as the result of direct ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, including real estate investment trusts. This restriction shall not preclude the Fund from buying securities backed by mortgages on real estate or securities of companies engaged in these activities. This restriction shall not prevent the Fund from investing in real estate operating companies and companies engaged in other real estate related businesses.

4. Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the Investment Company Act of 1940 (the “1940 Act”).

5. Issue any senior security (as defined in the 1940 Act), except that a Fund may (a) engage in transactions that may result in the issuance of senior securities to the extent permitted under regulations and interpretations of the 1940 Act or an exemptive order or interpretation of the staff of the Securities and Exchange Commission (the “SEC”); (b) acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under regulations or interpretations of the 1940 Act; (c) subject to the restrictions described in the Statement of Additional Information, borrow money as authorized by the 1940 Act; and (d) issue multiple classes of shares in accordance with regulations of the SEC.

6. Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.

7. Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, dollar roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33-1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

The following is a list of non-fundamental investment restrictions applicable to the CMG Core Plus Bond Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

The Fund may not:

1. Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

2. Invest in companies for the purpose of exercising control or management.

CMG Core Bond Fund

The Fund may not:

1. Buy or sell commodities or commodities contracts or oil, gas or mineral programs, except that the Fund may purchase, sell or enter into financial futures contracts and options on future contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

2. Concentrate more than 25% of the value of its total assets in any one industry (the SEC takes the position that investments in government securities of a single foreign country represent investments in a separate industry for these purposes).

3. Buy or sell real estate. However, the Fund may purchase or hold securities issued by companies, such as real estate investment trusts, that deal in real estate or interests therein, and participation interests in pools of real estate mortgage loans.

4. Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act.

5. Purchase or retain securities of an issuer, any of whose officers or directors or security holders is an officer or director of the Fund or of its advisor if, or so long as, the officers and directors of the Fund and of its advisor together own beneficially more than 5 % of any class of securities of the issuer.

6. Underwrite securities of other issuers, except the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the “1933 Act”).

7. Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that the Fund may (i) borrow from banks, but only if immediately after each borrowing there is asset coverage of 300%, (ii) enter into transactions in options, futures, options on futures, and other derivative instruments as described in the Prospectus and this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposit for futures contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Fund’s assets), (iii) enter into reverse repurchase agreements, dollar roll transactions or economically similar transactions to the extent its commitment under such transaction is covered by the segregation of assets, and (iv) borrow money as a temporary measure for extraordinary or emergency purposes provided that such borrowings do not exceed 5% of the gross assets of the Fund valued at the lesser of cost or market value, and the Fund does not pledge, mortgage, or hypothecate assets valued at market to an extent greater than 10% of the gross assets valued at cost of the Fund.

8. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5% of the value of the Fund’s total assets to be invested in companies which, including predecessors and parents, have a record of less than three years of continuous operation.

9. Invest in companies to exercise control or management.

10. Buy any securities or other property on margin except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures or purchase or sell puts or calls, or confirmations thereof.

11. Engage in short sales, except as permitted in this Statement of Additional Information.

The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

The Fund may not:

1. Purchase illiquid securities, if upon the purchase more than 10% of the value of the Fund’s net assets would consist of these securities. See “DESCRIPTION OF THE FUNDS” for a complete discussion of illiquid securities.

CMG Intermediate Bond Fund

The Fund may not:

1. Buy or sell physical commodities or commodities contracts or oil, gas or mineral programs, but the Fund may purchase, sell or enter into financial futures contracts and options on financial futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with the federal securities and commodities laws.

2. Concentrate investments in any industry. It may, however, (a) invest up to 25% of the value of its total assets in any one industry, (b) invest up to 100% of the value of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and (c) invest for temporary defensive purposes up to 80% of the value of its total assets in certificates of deposit (“CDs”), banker’s acceptances with maturities not greater than one year and commercial paper. CDs and banker’s acceptances will be limited to domestic banks that have total assets in excess of $1 billion and are subject to regulatory supervision by the U.S. Government or state governments. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a “when-issued” basis may not exceed 20% of the total assets of the Fund.

3. Purchase or sell real estate unless acquired as the result of direct ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, including real estate investment trusts. This restriction shall not preclude the Fund from buying securities backed by mortgages on real estate or securities of companies engaged in these activities. This restriction shall not prevent the Fund from investing in real estate operating companies and companies engaged in other real estate related businesses.

4. Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the Investment Company Act of 1940 (the “1940 Act”).

5. Issue any senior security (as defined in the 1940 Act), except that a Fund may (a) engage in transactions that may result in the issuance of senior securities to the extent permitted under regulations and interpretations of the 1940 Act or an exemptive order or interpretation of the staff of the SEC; (b) acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under regulations or interpretations of the 1940 Act; (c) subject to the restrictions described in the Statement of Additional Information, borrow money as authorized by the 1940 Act; and (d) issue multiple classes of shares in accordance with regulations of the SEC.

6. Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.

7. Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, dollar roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

The following is a list of non-fundamental investment restrictions applicable to the CMG Intermediate Bond Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

The Fund may not:

1. Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

2. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5% of the value of the Fund’s total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

3. Invest in companies for the purpose of exercising control or management.

CMG Short Term Bond Fund

The Fund may not:

1. Buy or sell commodities or commodity futures contracts.

2. Concentrate investments in any industry. However, it may (a) invest up to 25% of the value of its total assets in any one industry, (b) invest up to 100% of the value of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and (c) invest for defensive purposes up to 80% of the value of its total assets in certificates of deposit (C/D’s) and banker’s acceptances with maturities not greater than one year. C/D’s and banker’s acceptances will be limited to domestic banks which have total assets in excess of $1 billion and are subject to regulatory supervision by the U.S. Government or state governments. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a “when-issued” basis may not exceed 20% of the total assets of the Fund. Emphasis on investments in securities of a particular industry will be shifted whenever the advisor determines that such action is desirable for investment reasons. The Trustees will periodically review these decisions of the advisor.

3. Buy or sell real estate. However, the Fund may purchase or hold securities issued by companies, such as real estate investment trusts, that deal in real estate or interests therein, and participation interests in pools of real estate mortgage loans.

4. Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act.

5. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5% of the value of its total assets at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its instrumentalities), with reference to 75% of the assets of the Fund.

6. Purchase or retain securities of an issuer, any of whose officers or directors or security holders is an officer or director of the Fund or of its advisor if, or so long as, the officers and directors of the Fund and of its advisor together own beneficially more than 5% of any class of securities of the issuer.

7. Issue senior securities, bonds, or debentures.

8. Underwrite securities of other issuers, except the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the “1933 Act”).

9. Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

10. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5% of the value of the Fund’s total assets to be invested in companies which, including predecessors and parents, have a record of less than three years of continuous operation.

11. Invest in companies to exercise control or management.

12. Buy any securities or other property on margin or purchase or sell puts or calls, or confirmations thereof.

13. Engage in short sales of securities except to the extent that it owns other securities convertible into an equivalent amount of such securities. These short sales may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event no more than 10% of the Fund’s net assets valued at market may, at any time, be held as collateral for such sales.

The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

The Fund may not:

1. Purchase illiquid securities, if upon the purchase more than 10% of the value of the Fund’s net assets would consist of these securities. See “DESCRIPTION OF THE FUNDS, INVESTMENT OBJECTIVES, POLICIES AND RISKS” for a complete discussion of illiquid securities.

CMG Ultra Short Term Bond Fund

The Fund may not:

1. Buy or sell commodities or commodity futures contracts.

2. Concentrate investments in any industry. However, it may (a) invest up to 25% of the value of its total assets in any one industry, (b) invest up to 100% of the value of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and (c) invest for defensive purposes up to 80% of the value of its total assets in certificates of deposit

(C/D’s) and banker’s acceptances with maturities not greater than one year. C/D’s and banker’s acceptances will be limited to domestic banks which have total assets in excess of $1 billion and are subject to regulatory supervision by the U.S. Government or state governments. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a “when-issued” basis may not exceed 20% of the total assets of the Fund. Emphasis on investments in securities of a particular industry will be shifted whenever the advisor determines that such action is desirable for investment reasons. The Trustees will periodically review these decisions of the advisor.

3. Buy or sell real estate. However, the Fund may purchase or hold securities issued by companies, such as real estate investment trusts, that deal in real estate or interests therein, and participation interests in pools of real estate mortgage loans.

4. Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act.

5. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5% of the value of its total assets at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its instrumentalities), with reference to 75% of the assets of the Fund.

6. Purchase or retain securities of an issuer, any of whose officers or directors or security holders is an officer or director of the Fund or of its advisor if, or so long as, the officers and directors of the Fund and of its advisor together own beneficially more than 5% of any class of securities of the issuer.

7. Issue senior securities, bonds, or debentures.

8. Underwrite securities of other issuers, except the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the “1933 Act”).

9. Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

10. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5% of the value of the Fund’s total assets to be invested in companies which, including predecessors and parents, have a record of less than three years of continuous operation.

11. Invest in companies to exercise control or management.

12. Buy any securities or other property on margin or purchase or sell puts or calls, or confirmations thereof.

13. Engage in short sales of securities except to the extent that it owns other securities convertible into an equivalent amount of such securities. These short sales may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event no more than 10% of the Fund’s net assets valued at market may, at any time, be held as collateral for such sales.

The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

The Fund may not:

1. Purchase illiquid securities, if upon the purchase more than 10% of the value of the Fund’s net assets would consist of these securities. See “DESCRIPTION OF THE FUNDS, INVESTMENT OBJECTIVES, POLICIES AND RISKS” for a complete discussion of illiquid securities.

CMG Government Bond Fund

The Fund may not:

1. Buy or sell physical commodities or commodities contracts or oil, gas or mineral programs, but the Fund may purchase, sell or enter into financial futures contracts and options on financial futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with the federal securities and commodities laws.

2. Concentrate investments in any industry. It may, however, (a) invest up to 25% of the value of its total assets in any one industry, (b) invest up to 100% of the value of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and (c) invest for temporary defensive purposes up to 80% of the value of its total assets in certificates of deposit (“CDs”) and banker’s acceptances with maturities not greater than one year. CDs and banker’s acceptances will be limited to domestic banks that have total assets in excess of $1 billion and are subject to regulatory supervision by the U.S. Government or state governments. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a “when-issued” basis may not exceed 20% of the total assets of the Fund.

3. Purchase or sell real estate unless acquired as the result of direct ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, including real estate investment trusts. This restriction shall not preclude the Fund from buying securities backed by mortgages on real estate or securities of companies engaged in these activities. This restriction shall not prevent the Fund from investing in real estate operating companies and companies engaged in other real estate related businesses.

4. Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the Investment Company Act of 1940 (the “1940 Act”).

5. Issue any senior security (as defined in the 1940 Act), except that a Fund may (a) engage in transactions that may result in the issuance of senior securities to the extent permitted under regulations and interpretations of the 1940 Act or an exemptive order or interpretation of the staff of the SEC; (b) acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under regulations or interpretations of the 1940 Act; (c) subject to the restrictions described in the Statement of Additional Information, borrow money as authorized by the 1940 Act; and (d) issue multiple classes of shares in accordance with regulations of the SEC.

6. Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.

7. Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, dollar roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33-1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

The following is a list of non-fundamental investment restrictions applicable to the CMG Government Bond Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

The Fund may not:

1. Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

2. Invest in companies for the purpose of exercising control or management.

CMG Mortgage and Asset-Backed Securities Fund

The Fund may not:

1. Buy or sell physical commodities or commodities contracts or oil, gas or mineral programs, but the Fund may purchase, sell or enter into financial futures contracts and options on financial futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with the federal securities and commodities laws.

2. Concentrate investments in any industry. It may, however, (a) invest up to 100% of the value of its total assets in mortgage-backed securities or collateral mortgage obligations issued or guaranteed by special purpose entities, trusts or other private issuers, (b) invest up to 100% of the value of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and (c) invest for temporary defensive purposes up to 80% of the value of its total assets in certificates of deposit (“CDs”) and banker’s acceptances with maturities not greater than one year. CDs and banker’s acceptances will be limited to domestic banks that have total assets in excess of $1 billion and are subject to regulatory supervision by the U.S. Government or state governments.

3. Purchase or sell real estate unless acquired as the result of direct ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, including real estate investment trusts. This restriction shall not preclude the Fund from buying securities backed by mortgages on real estate or securities of companies engaged in these activities. This restriction shall not prevent the Fund from investing in real estate operating companies and companies engaged in other real estate related businesses.

4. Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the Investment Company Act of 1940 (the “1940 Act”).

5. Issue any senior security (as defined in the 1940 Act), except that a Fund may (a) engage in transactions that may result in the issuance of senior securities to the extent permitted under regulations and interpretations of the 1940 Act or an exemptive order or interpretation of the staff of the SEC; (b) acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under regulations or interpretations of the 1940 Act; (c) subject to the restrictions described in the Statement of Additional Information, borrow money as authorized by the 1940 Act; and (d) issue multiple classes of shares in accordance with regulations of the SEC.

6. Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.

7. Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, dollar roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), and the borrowing is not covered by segregating assets equal in value to the amount of the repurchase commitment, the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

The following is a list of non-fundamental investment restrictions applicable to the CMG Mortgage and Asset-Backed Securities Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

The Fund may not:

1. Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

2. Invest in companies for the purpose of exercising control or management.

CMG High Yield Fund

The Fund may not:

1. Buy or sell commodities or commodity futures contracts.

2. Concentrate investments in any industry. However, it may invest up to 25% of the value of its total assets in any one industry and more than 25% of the value of its total assets in cash, cash equivalents, or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a “when-issued” basis may not exceed 20% of the total assets of the Fund. Emphasis on investments in securities of a particular industry will be shifted whenever the advisor determines that such action is desirable for investment reasons. The Trustees will periodically review these decisions of the advisor.

3. Buy or sell real estate. However, the Fund may purchase or hold securities issued by companies, such as real estate investment trusts, that deal in real estate or interests therein, and participation interests in pools of real estate mortgage loans.

4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, repurchase agreements or other debt securities constituting part of an issue). The Fund may lend portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1/3% of its total assets.

5. Purchase illiquid securities, if upon the purchase more than 10% of the value of the Fund’s net assets would consist of these securities. See “DESCRIPTION OF THE FUNDS, INVESTMENT OBJECTIVES, POLICIES AND RISKS” for a complete discussion of illiquid securities.

6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of that issuer to be held in the Fund.

7. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5% of the value of its total assets at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its instrumentalities), with reference to 75% of the assets of the Fund.

8. Purchase or retain securities of an issuer if those officers or directors of the Fund or the Advisor who individually own more than 1/2 of 1% of the outstanding securities of that issuer together own more than 5% of such securities.

9. Purchase securities of other open-end investment companies.

10. Issue senior securities, bonds, or debentures.

11. Underwrite securities of other issuers, except the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended.

12. Borrow money except as a temporary measure for extraordinary or emergency purposes. Its borrowings may not exceed 5% of the gross assets of the Fund valued at the lesser of cost or market value, nor may it pledge, mortgage, or hypothecate assets valued at market to an extent greater than 10% of the gross assets valued at cost of the Fund.

13. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5% of the value of the Fund’s total assets to be invested in companies which, including predecessors and parents, have a record of less than three years of continuous operation.

14. Invest in companies to exercise control or management.

15. Buy any securities or other property on margin, except for short-term credits necessary for clearing transactions and except that margin payments and other deposits in connection with transactions in options, futures, and forward contracts shall not be deemed to constitute purchasing securities on margin.

16. Engage in short sales of securities except to the extent that it owns other securities convertible into an equivalent amount of such securities. These short sales may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event no more than 10% of the Fund’s net assets valued at market may, at any time, be held as collateral for such sales.

17. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

CMG International Bond Fund

The Fund may not:

1. Buy or sell physical commodities or commodities contracts or oil, gas or mineral programs, but the Fund may purchase, sell or enter into financial futures contracts and options on financial futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with the federal securities and commodities laws.

2. Concentrate investments in any industry. It may, however, (a) invest up to 25% of the value of its total assets in any one industry, (b) invest up to 100% of the value of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and (c) invest for temporary defensive purposes up to 80% of the value of its total assets in certificates of deposit (“CDs”) and banker’s acceptances with maturities not greater than one year. CDs and banker’s acceptances will be limited to domestic banks that have total assets in excess of $1 billion and are subject to regulatory supervision by the U.S. Government or state governments. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a “when-issued” basis may not exceed 20% of the total assets of the Fund.

3. Purchase or sell real estate unless acquired as the result of direct ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, including real estate investment trusts. This restriction shall not preclude the Fund from buying securities backed by mortgages on real estate or securities of companies engaged in these activities. This restriction shall not prevent the Fund from investing in real estate operating companies and companies engaged in other real estate related businesses.

4. Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the Investment Company Act of 1940 (the “1940 Act”).

5. Issue any senior security (as defined in the 1940 Act), except that a Fund may (a) engage in transactions that may result in the issuance of senior securities to the extent permitted under regulations and interpretations of the 1940 Act or an exemptive order or interpretation of the staff of the SEC; (b) acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under regulations or interpretations of the 1940 Act; (c) subject to the restrictions described in the Statement of Additional Information, borrow money as authorized by the 1940 Act; and (d) issue multiple classes of shares in accordance with regulations of the SEC.

6. Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.

7. Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, dollar roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

The following is a list of non-fundamental investment restrictions applicable to the CMG International Bond Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

The Fund may not:

1. Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

2. Invest in companies for the purpose of exercising control or management.

MANAGEMENT

The Trust is managed under the general supervision of the Trustees of the Trust, which has responsibility for overseeing decisions relating to the investment policies and goals of the Funds. The names, addresses and ages of the Trustees and officers of the Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each Trustee serves for an indefinite term until the date the Trustee resigns, retires or is removed in accordance with the bylaws of the Trust. There is no family relationship between any of the Trustees.

Columbia Management Advisors, Inc. (the “Advisor”), located at 100 Federal Street, Boston, Massachusetts 02110, is the Funds’ investment advisor. The Advisor is responsible for the Funds’ management, subject to oversight by the Funds’ Board of Trustees. The Advisor is a direct wholly owned subsidiary of Columbia Management Group, Inc. (“CMG”), which is an indirect wholly owned subsidiary of Bank of America Corporation. Prior to April 1, 2004, CMG was an indirect wholly owned subsidiary of FleetBoston Financial Corporation. Effective April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America Corporation. The Advisor, a registered investment advisor, has been an investment advisor since 1969.

The “Columbia Funds Complex” (or “Fund Complex”) consists of the following funds:

The series of Columbia Funds Trust I, the series of Columbia Funds Trust II, the series of Columbia Funds Trust III, the series of Columbia Funds Trust IV, the series of Columbia Funds Trust V, the series of Columbia Funds Trust VI, the series of Columbia Funds Trust VII, the series of Liberty Variable Investment Trust and 8 closed-end management investment company portfolios (the “Liberty Funds”).

The series of Columbia Funds Trust VIII, the series of Columbia Funds Trust IX, the series of Columbia Funds Trust XI, the series of SteinRoe Variable Investment Trust ((the “Stein Roe Funds”).

Two closed-end management investment company portfolios named Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (the “All-Star Funds”).

Columbia Management Multi-Strategy Hedge Fund, LLC.

Columbia Balanced Fund, Inc., Columbia Common Stock Fund, Inc., Columbia Daily Income Company, Columbia Fixed Income Securities Fund, Inc., Columbia Growth Fund, Inc., Columbia High Yield Fund, Inc., Columbia International Stock Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia Short Term Bond Fund, Inc., Columbia Small Cap Growth Fund, Inc., Columbia Mid Cap Growth Fund, Inc., Columbia Strategic Investor Fund, Inc., Columbia Technology Fund, Inc. and the series of Trust (the “Columbia Funds”).

The series of The Galaxy Funds (the “Galaxy Funds”).

The series of Columbia Acorn Trust and the series of Wanger Advisors Trust (the “Acorn Funds” and “WAT Funds,” respectively).

Trustees and Officers

Disinterested Trustees:

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee
Douglas A. Hacker (Age 48) P.O. Box 66100 Chicago, IL 60666	Trustee	Since 1996	Executive Vice President – Strategy of United Airlines (airline) since December, 2002 (formerly President of UAL Loyalty Services (airline) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from March, 1999 to September, 2001; Senior Vice President-Finance from March, 1993 to July, 1999).	118	Orbitz, Inc. (on-line travel company)

Janet Langford Kelly (Age 46) 9534 W. Gull Lake Drive Richland, MI 49083-8530	Trustee	Since 1996	Private Investor since March, 2004 (formerly Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003; Senior Vice President, Secretary and General Counsel, Sara Lee Corporation (branded, packaged, consumer-products manufacturer) from January, 1995 to September, 1999).	118	None

Richard W. Lowry (Age 68) 10701 Charleston Drive Vero Beach, FL 32963	Trustee	Since 1995	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer))	1203	None

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee
Charles R. Nelson (Age 62) Department of Economics University of Washington Seattle, WA 98195	Trustee	Since 1981	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993 (formerly Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003) Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; consultant on econometric and statistical matters.	118	None

John J. Neuhauser (Age 61) 84 College Road Chestnut Hill, MA 02467-3838	Trustee	Since 1985	Academic Vice President and Dean of Faculties since August, 1999, Boston College (formerly Dean, Boston College School of Management from September, 1977 to September, 1999).	121[3,4]	Saucony, Inc. (athletic footwear)

Patrick J. Simpson (Age 60) 1120 N.W. Couch Street Tenth Floor Portland, OR 97209-4128	Trustee	Since 2000	Partner, Perkins Coie LLP. (law firm).	118	None

Thomas E. Stitzel (Age 68) 2208 Tawny Woods Place Boise, ID 83706	Trustee	Since 1998	Business Consultant since 1999 (formerly Professor of Finance from 1975 to 1999, College of Business, Boise State University); Chartered Financial Analyst.	118	None

Thomas C. Theobald (Age 67) [5] 303 W. Madison Suite 2500 Chicago, IL 60606	Trustee and Chairman of the Board	Since 1996	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004 (formerly Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004).	118	Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services) and Ambac Financial Group (financial insurance underwriter)

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee
Anne-Lee Verville (Age 59) 359 Stickney Hill Road Hopkinton, NH 03229	Trustee	Since 1998	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997).	119[4]	Chairman of the Board of Directors, Enesco Group, Inc. (designer, importer and distributor of giftware and collectibles)

Richard L. Woolworth (Age 63) 100 S.W. Market Street #1500 Portland, OR 97207	Trustee	Since 1991	Retired since December 2003 (formerly Chairman and Chief Executive Officer, The Regence Group (regional health insurer); Chairman and Chief Executive Officer, BlueCross BlueShield of Oregon; Certified Public Accountant, Arthur Young & Company)	118	Northwest Natural Gas Co. (natural gas service provider)

Interested Trustees:

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee
William E. Mayer[2] (Age 64) 399 Park Avenue Suite 3204 New York, NY 10022	Trustee	Since 1994	Managing Partner, Park Avenue Equity Partners (private equity) since February, 1999 (formerly Founding Partner, Development Capital LLC from November 1996 to February, 1999).	120[3]	Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); First Health (healthcare); Reader’s Digest (publishing); OPENFIELD Solutions (retail industry technology provider)

[1]	As of December 31, 2003, the Columbia Funds Complex consisted of 132 open-end and 15 closed end management investment company portfolios. In October 2003, the trustees of the Liberty Funds and Stein Roe Funds were elected to the boards of the Columbia Funds; simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors/trustees of the Columbia Funds were appointed to serve as trustees of the Liberty Funds and Stein Roe Funds. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Fund Complex.
[2]	Mr. Mayer is an “interested person” (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.
[3]	Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the All-Star Funds.
[4]	Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.
[5]	Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

Principal Officers:

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Christopher L. Wilson (Age 47) One Financial Center Boston, MA 02111	President	Since 2004	President of the Columbia Funds, Liberty Funds and Stein Roe Funds since October, 2004 (formerly President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. from September, 1998 to August, 2004).

J. Kevin Connaughton (Age 39) One Financial Center Boston, MA 02111	Treasurer	Since 2000	Treasurer of the Columbia Funds since October, 2003 and of the Liberty Funds, Stein Roe Funds and All-Star Funds since December, 2000; Vice President of the Advisor since April, 2003 (formerly President of the Columbia Funds, Liberty Funds and Stein Roe Funds from February, 2004 to October, 2004; Chief Accounting Officer and Controller of the Liberty Funds and of the All-Star Funds from February, 1998 to October, 2000); Treasurer of the Galaxy Funds since September, 2002; Treasurer, Columbia Management Multi-Strategy Hedge Fund, LLC since December, 2002 (formerly Vice President of Colonial Management Associates, Inc. from February, 1998 to October, 2000).

Mary Joan Hoene (Age 54) 40 West 57th Street New York, NY 10019	Senior Vice President and Chief Compliance Officer	Since 2004	Senior Vice President and Chief Compliance Officer of the Columbia Funds, Liberty Funds and Stein Roe Funds since August, 2004; Chief Compliance Officer of the All-Star Funds since August, 2004 (formerly Partner, Carter, Ledyard & Milburn LLP from January, 2001 to August, 2004; Counsel, Carter, Ledyard & Milburn LLP from November, 1999 to December, 2000; Vice President and Counsel, Equitable Life Assurance Society of the United States from April, 1998 to November, 1999).

Michael G. Clarke (Age 34) One Financial Center Boston, MA 02111	Chief Accounting Officer	Since 2004	Chief Accounting Officer of the Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds since October, 2004 (formerly Controller of the Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds from May, 2004 to October, 2004; Assistant Treasurer from June, 2002 to May, 2004; Vice President, Product Strategy & Development of the Liberty Funds and Stein Roe Funds from February, 2001 to June, 2002; Assistant Treasurer of the Liberty Funds, Stein Roe Funds and the All-Star Funds from August, 1999 to February, 2001; Audit Manager, Deloitte & Touche LLP from May, 1997 to August, 1999).

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey R. Coleman (Age 34) One Financial Center Boston, MA 02111	Controller	Since 2004	Controller of the Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds since October, 2004 (formerly Vice President of CDC IXIS Asset Management Services, Inc. and Deputy Treasurer of the CDC Nvest Funds and Loomis Sayles Funds from February, 2003 to September, 2004; Assistant Vice President of CDC IXIS Asset Management Services, Inc. and Assistant Treasurer of the CDC Nvest Funds from August, 2000 to February, 2003; Tax Manager of PFPC, Inc. from November, 1996 to August, 2000).

David A. Rozenson (Age 50) One Financial Center Boston, MA 02111	Secretary	Since 2003	Secretary of the Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds since December, 2003; Senior Counsel, Bank of America Corporation (formerly FleetBoston Financial Corporation) since January, 1996; Associate General Counsel, Columbia Management Group since November, 2002.

Board of Trustees

The Trustees of the Trust are responsible for overseeing decisions relating to the investment policies and objectives of the Funds. The Trust hires other parties who are responsible for the day-to-day operations of the Funds, such as the Advisor, transfer agent and custodian. The Trustees meet four times a year to review each Fund’s activities. In addition, the Trustees meet once a year for a general industry update and continuing education meeting. The Trustees have created several committees to perform specific functions for the Funds.

Audit Committee

Ms. Verville and Messrs. Hacker, Stitzel and Woolworth are members of the Audit Committee of the Board of Trustees of the Funds. Prior to October 7, 2003, Messrs. Woolworth, Simpson and Nelson and Mr. James C. George were members of the Audit Committee of the Board of Trustees of the Funds. Mr. George resigned from the Board of Trustees of the Funds on October 7, 2003. Messrs. Simpson and Nelson have assumed other committee responsibilities. The Audit Committee’s functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Funds and certain service providers. For the fiscal year ended July 31, 2004, the Audit Committee convened nine times.

Governance Committee

Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee of the Board of Trustees of the Funds. Prior to October 7, 2003, the Funds did not have a Governance Committee. The Governance Committee’s functions include recommending to the Trustees nominees for independent Trustee positions and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees’ duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Advisor. The Governance Committee will consider candidates for Trustees recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Funds. For the fiscal year ended July 31, 2004, the Governance Committee convened four times.

Advisory Fees & Expenses Committee

Ms. Kelly and Messrs. Mayer, Nelson and Neuhauser are members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Funds. Prior to October 7, 2003, the Funds did not have an Advisory Fees & Expenses Committee. The Advisory Fees & Expenses Committee’s functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. For the fiscal year ended July 31, 2004, the Advisory Fees & Expenses Committee convened five times.

Compliance Committee

Ms. Kelly, Messrs. Nelson and Simpson and Ms. Verville are members of the Compliance Committee of the Board of Trustees of the Funds. The Compliance Committee’s functions include providing oversight of the monitoring processes and controls regarding the Trust. The Committee uses legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the Trust’s investment adviser, principal underwriter and transfer agent. For the fiscal year ended July 31, 2004, the Compliance Committee convened five times.

Investment Oversight Committees

Beginning in 2004, each Trustee of the Funds also began serving on an Investment Oversight Committee (“IOC”). Each IOC is responsible for monitoring, on an ongoing basis, a select group of funds in the Fund Complex and gives particular consideration to such matters as the Funds’ adherence to their investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the Funds attend IOC meetings from time to time to assist each IOC in its review of the Funds. Each IOC meets four times a year. The following are members of the respective IOCs and the general categories of funds which they review:

IOC #1:	Messrs. Lowry, Mayer and Neuhauser are responsible for reviewing funds in the following asset categories: Large Growth Diversified, Large Growth Concentrated, Small Growth, Outside Managed (i.e., sub-advised), Municipal and Bank Loan.

IOC #2:	Mr. Hacker and Ms. Verville are responsible for reviewing funds in the following asset categories: Large Blend, Small Blend, Foreign Stock, Fixed Income – Multi Sector, Fixed Income – Core and Young Investor.

IOC#3:	Messrs. Theobald and Stitzel and Ms. Kelly are responsible for reviewing funds in the following asset categories: Large Value, Mid Cap Value, Small Value, Asset Allocation, High Yield and Money Market.

IOC#4:	Messrs. Nelson, Simpson and Woolworth are responsible for reviewing funds in the following asset categories: Large/Multi-Cap Blend, Mid Cap Growth, Small Growth, Asset Allocation, Specialty Equity and Taxable Fixed Income.

For the fiscal year ended July 31, 2004, each IOC convened two times.

The following table sets forth the dollar range of shares owned by each Trustee as of December 31, 2003 of (i) each of the Funds and (ii) all of the funds in the Fund Complex. As of the date of this Statement of Additional Information, only the CMG Core Bond Fund, the CMG Short Term Bond Fund, the CMG Ultra Short Term Bond Fund and the CMG High Yield Bond Fund have commenced investment operations.

Disinterested Trustees:

Name of Fund	Douglas A. Hacker		Janet Langford Kelly		Richard W. Lowry
CMG Short Term Bond Fund		None		None		None
CMG High Yield Fund		None		None		None
CMG Core Bond Fund		None		None		None
CMG Ultra Short Term Fund		None		None		None
Aggregate Dollar Range of Equity Securities Owned in All Funds Overseen by Trustee in Fund Complex:	Over $	100,000	Over $	100,000	Over $	100,000

Name of Fund	Dr. Charles R. Nelson		John J. Neuhauser
CMG Short Term Bond Fund		None		None
CMG High Yield Fund		None		None
CMG Core Bond Fund		None		None
CMG Ultra Short Term Fund		None		None
Aggregate Dollar Range of Equity Securities Owned in All Funds Overseen by Trustee in Fund Complex:	Over $	100,000	Over $	100,000

Name of Fund	Patrick J. Simpson	Thomas E. Stitzel
CMG Short Term Bond Fund	None	None
CMG High Yield Fund	None	None
CMG Core Bond Fund	None	None
CMG Ultra Short Term Fund	None	None
Aggregate Dollar Range of Equity Securities Owned in All Funds Overseen by Trustee in Fund Complex:	$50,001 - $100,000	$50,001 - $100,000

Name of Fund	Thomas C. Theobald		Anne-Lee Verville(1)	Richard W. Woolworth
CMG Short Term Bond Fund		None	None		None
CMG High Yield Fund		None	None		None
CMG Core Bond Fund		None	None		None
CMG Ultra Short Term Fund		None	None		None
Aggregate Dollar Range of Equity Securities Owned in All Funds Overseen by Trustee in Fund Complex	Over $	100,000	$0	Over $	100,000

Interested Trustees:

Name of Fund	William E. Mayer
CMG Short Term Bond Fund	None
CMG High Yield Fund	None
CMG Core Bond Fund	None
CMG Ultra Short Term Fund	None
Aggregate Dollar Range of Equity Securities Owned in All Funds Overseen by Trustee in Fund Complex:	$50,001 - $100,000

(1)	Ms. Verville has elected to defer her compensation as a Trustee under the deferred compensation plan for independent Trustees of the Fund Complex. The value of her deferred compensation is determined as if the amounts had been invested, as of the date of deferral, in shares of one or more funds in the Fund Complex as specified by her. At December 31, 2003, the value of her deferred compensation account exceeded $100,000.

As of December 31, 2003, none of the disinterested Trustees or nominees or members of their immediate families owned any securities of the Advisor or any other entity directly or indirectly controlling, controlled by, or under common control with the Advisor.

Approval of Investment Advisory Contract

Each of the Funds has entered into an investment advisory contract with the Advisor. The existing contract for each Fund was considered and approved by the Board and the disinterested Trustees at in-person meetings held on May 12, 2004 and October 13, 2004. The investment advisory contract is subject to annual approval of the Trustees, including a majority of disinterested Trustees. In determining the reasonableness of the advisory fees under each of the contracts, the Trustees considered several factors, including:

•	The nature and quality of services provided to the Funds’ shareholders,

•	The profitability of the advisory contract for the Advisor,

•	Fall-out benefits realized by the Advisor from services as advisor to the Funds,

•	A comparison of fee structures with other mutual funds, and

•	The existence of economies of scale with respect to the provision of investment advice to the Funds.

In reviewing the quality of services provided by the Adviser, the Board reviewed the performance and expense rankings of the Funds as compared to their peers, based upon information compiled by Lipper, Inc. The Board reviewed the following information: (1) total expense rankings within a Fund’s expense group, (2) actual management fee rankings of a Fund within its expense group, (3) contractual management fee rankings of a Fund within its expense group and (4) performance rankings within each Fund’s peer universe for the one-, three-, five- and ten-year periods. In addition, the Board reviewed data for each Fund comparing various return rankings of the Fund versus the Fund’s actual management or total expense ranking. From this information, an overall Fund assessment ranking is made for each Fund. All of the Funds received a satisfactory ranking by the Board.

The Trustees also reviewed data related to the profitability of the Advisor with respect to its contract with each of the Funds. The Trustees considered the additional benefits to the Advisor as a result of its relationship with the Funds. The Trustees also considered the benefits to affiliates of the Advisor as the result of its management of the Funds.

After considering these and other factors, and each Fund’s specific circumstances, the Trustees concluded that each Fund’s advisory contract with the Advisor was reasonable for the Fund and in the best interests of shareholders. During their deliberation, the Trustees requested from the Advisor all information reasonably necessary for the Trustees to evaluate the advisory contract for the Funds. The disinterested Trustees were also assisted by, and met separately with, their independent counsel.

See the section entitled “INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES” for further information about the Advisor and each Fund’s investment advisory contract.

Trustee Compensation

The Trustees serve as Directors/Trustees of all open-end funds managed by the Advisor for which each Trustee will receive an annual retainer of $45,000 and attendance fees of $9,500 for each regular and special joint board meeting and $1,000 for each special telephonic joint board meeting. Beginning in December 2003, Mr. Theobald began serving as the Chairman of the Board. Mr. Theobald receives an additional annual retainer of $40,000 for serving in this capacity. All committee chairs, except the Audit Committee chair, receive an annual retainer of $5,000 and Committee chairs receive $1,500 for each special committee meeting attended on a day other than a regular joint board meeting day. The Audit Committee chair receives an annual retainer of $10,000 and receives $2,000 for each Audit Committee meeting. Committee members receive $1,500 for each special committee meeting attended on a day other than a regular joint board meeting day. Two-thirds of the Trustee fees are allocated among the Funds based on each Fund’s relative net assets and one-third of the fees is divided equally among the Funds.

The following table sets forth compensation earned by the Funds’ Trustees for the fiscal year ended July 31, 2004. No officer of the Funds received any compensation from the Funds in 2004. The Funds do not currently provide pension or retirement plan benefits to the Trustees. As of the date of this Statement of Additional Information, only the CMG Short Term Bond Fund, CMG High Yield Bond Fund, CMG Core Bond Fund and the CMG Ultra Short Term Bond Fund have commenced operations:

Disinterested Trustees:

Aggregate Compensation From Fund	Douglas A. Hacker(2)	Janet Langford Kelly(2)	Richard W. Lowry(2)
CMG Short Term Bond Fund	$553	$566	$531
CMG High Yield Fund	$751	$767	$699
CMG Core Bond Fund	$329	$338	$311
CMG Ultra Short Term Fund	None	None	None
Total Compensation from Fund Complex(1):	$125,500	$124,500	$115,750

Aggregate Compensation From Fund	Dr. Charles R. Nelson	John J. Neuhauser(2)
CMG Short Term Bond Fund	$569	$552
CMG High Yield Fund	$757	$725
CMG Core Bond Fund	$336	$323
CMG Ultra Short Term Fund	None	None
Total Compensation from Fund Complex(1):	$124,000	$124,668

Aggregate Compensation From Fund	Patrick J. Simpson(3)	Thomas E. Stitzel(2)
CMG Short Term Bond Fund	$594	$619
CMG High Yield Fund	$814	$787
CMG Core Bond Fund	$353	$357
CMG Ultra Short Term Fund	None	None
Total Compensation from Fund Complex(1):	$97,144	$129,500

Aggregate Compensation From Fund	Thomas C. Theobald(2)(4)	Anne-Lee Verville(2)(5)	Richard W. Woolworth
CMG Short Term Bond Fund	$676	$676	$649
CMG High Yield Fund	$1,040	$912	$869
CMG Core Bond Fund	$433	$402	$382
CMG Ultra Short Term Fund	None	None	None
Total Compensation from Fund Complex(1):	$155,500	$147,500	$104,644

Interested Trustees:

Aggregate Compensation From Fund	William E. Mayer(2)
CMG Short Term Bond Fund	$570
CMG High Yield Fund	$744
CMG Core Bond Fund	$333
CMG Ultra Short Term Fund	None
Total Compensation from Fund Complex(1):	$127,500

(1)	As of December 31, 2003, the Columbia Funds Complex consisted of 132 open-end and 15 closed-end management investment company portfolios. Effective October 8, 2003, Patrick J. Simpson and Richard L. Woolworth were appointed to the board of Trustees of the Liberty Funds and Stein Roe Funds. Effective October 8, 2003, the Trustees of the Liberty Funds and the Stein Roe Funds were elected as directors/Trustees of the Columbia Funds. A single combined board of Trustees/directors now oversees all of the Liberty Funds, Stein Roe Funds and Columbia Funds. The All-Star Funds, Columbia Management Multi-Strategy Hedge Fund, LLC, the Galaxy Funds, the Acorn Funds and the WAT Funds each have separate boards of trustees/directors.
(2)	Each of Ms. Verville, Ms. Kelly and Messrs. Hacker, Lowry, Mayer, Neuhauser, Stitzel and Theobald was elected a Trustee of the Trust on October 7, 2003. The compensation amounts for each of them reflect their total compensation paid for service during 2003 as a Trustee or director of funds formerly known as the Liberty Funds and Stein Roe Funds that are now part of the Columbia Funds Complex.
(3)	During the fiscal year ended July 31, 2004, Mr. Simpson deferred $594, $814, and $353 of his compensation from the CMG Short Term Bond Fund, CMG High Yield Fund and CMG Core Bond Fund, respectively, and $97,144 of his total compensation from the Fund Complex pursuant to the deferred compensation plan.
(4)	During the fiscal year ended July 31, 2004, Mr. Theobald deferred $46, $682, and $243 of his compensation from the CMG Short Term Bond Fund, CMG High Yield Fund and CMG Core Bond Fund, respectively, and $80,000 of his total compensation from the Fund Complex pursuant to the deferred compensation plan.
(5)	During the fiscal year ended July 31, 2004, Ms. Verville deferred $81, $417, and $148 of her compensation from the CMG Short Term Bond Fund, CMG High Yield Fund and CMG Core Bond Fund, respectively, and $56,000 of her total compensation from the Fund Complex pursuant to the deferred compensation plan.

Share Ownership

As of the date of this Statement of Additional Information, there were no shareholders of any Fund except for the CMG High Yield Fund, CMG Core Bond Fund, CMG Short Term Bond Fund and the CMG Ultra Short Term Bond Fund.

At October 31, 2004, officers and Trustees of the CMG High Yield, CMG Core Bond, CMG Short Term Bond and CMG Ultra Short Term Bond Funds, in the aggregate, owned of record or beneficially less than 1% of the total outstanding shares of each Fund.

At October 31, 2004, to the knowledge of the Trust, the following persons owned of record more than 5% of the outstanding shares of the CMG High Yield, CMG Core Bond, CMG Short Term Bond and CMG Ultra Short Term Bond Funds:

Name and Address	Shares Owned at October 31, 2004
CMG CORE BOND FUND

FLEET NATIONAL BANK FBO COLUMBIA OMNIBUS C/C ATTN VARIOUS ACCTS PO BOX 92800 ROCHESTER NY 14692-8900	2,317,605.1880	(61.75%)

FLEET NATIONAL BANK FBO COLUMBIA OMNIBUS C/R ATTN VARIOUS ACCTS PO BOX 92800 ROCHESTER NY 14692-8900	702,985.0100	(18.73%)

FLEET NATIONAL BANK FBO COLUMBIA OMNIBUS R/R ATTN VARIOUS ACCTS PO BOX 92800 ROCHESTER NY 14692-8900	485,473.5670	(12.93%)

CMG SHORT TERM BOND FUND

FLEET NATIONAL BANK FBO COLUMBIA OMNIBUS C/C ATTN: VARIOUS ACCTS PO BOX 92800 ROCHESTER NY 14692-8900	2,537,162.9810	(26.94%)

PACIFICORP ENVIRONMENTAL REMEDIATION COMPANY PF#549 825 NE MULTNOMAH STE 1900 PORTLAND OR 97232-2151	2,163,908.6180	(22.97%)

Name and Address	Shares Owned at October 31, 2004
FLEET NATIONAL BANK FBO COLUMBIA OMNIBUS R/R ATTN: VARIOUS ACCTS PO BOX 92800 ROCHESTER NY 14692-8900	1,046,316.1380	(11.11%)

FLEET NATIONAL BANK PF# 1097 JEANNIE B COWLES - FIXED AGENT INTERNAL CODE: 0008783410 PO BOX 92800 ROCHESTER NY 14692-8900	596,665.1600	(6.33%)

CMG ULTRA SHORT TERM BOND FUND
FLEET NATIONAL BANK FBO CMC OMNIBUS C/C ATTN VARIOUS ACCTS PO BOX 92800 ROCHESTER NY 14692-8900	3,580,232.6660	(51.97%)

FLEET NATIONAL BANK FBO CMC OMNIBUS R/R ATTN VARIOUS ACCTS PO BOX 92800 ROCHESTER NY 14692-8900	3,288,263.1590	(47.73%)

CMG HIGH YIELD FUND

COMERICA BANK PF #326 SOUTHWEST CARPENTERS PENSION TRUST AGENT INTERNAL CODE 011000714425 ATTN TERRY PASK PO BOX 75000 DETROIT, MI 48275-0001	6,702,463.9380	(14.84%)

FLEET NATIONAL BANK FBO COLUMBIA OMNIBUS C/C ATTN VARIOUS ACCTS PO BOX 92800 ROCHESTER NY 14692-8900	6,249,764.3670	(13.84%)

WELLS FARGO BANK NA ROCKY MOUNTAIN UFCW UNIONS & EMPL PEN PLAN 1142163509 PO BOX 1533 MINNEAPOLIS MN 55480-1533	5,434,369.0750	(12.03%)

Name and Address	Shares Owned at October 31, 2004
FLEET NATIONAL BANK FBO COLUMBIA OMNIBUS R/R ATTN VARIOUS ACCTS PO BOX 92800 ROCHESTER NY 14692-8900	5,353,403.0750	(11.85%)

As defined by SEC rules and regulations, Fleet National Bank is a “control person” of the CMG Core Bond Fund since it owns over 25% of the voting securities of the Fund. The fact that Fleet National Bank owns over 25% of the Fund’s voting securities means it may be able to impact the outcome of any matter in which shareholders are asked to vote.

Proxy Voting Policies and Procedures

The Funds have delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by the Funds. In deciding to delegate this responsibility to the Advisor, the Board of Trustees of the Trust reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Funds and their shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor’s policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Funds and their shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer’s securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Funds. The Advisor determines the best interest of the Funds in light of the potential economic return on the Funds’ investment.

The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor’s Proxy Committee determines the vote in the best interest of the Funds, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor’s Proxy Committee is composed of representatives of the Advisor’s equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Advisor’s proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer’s securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client’s investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Institutional Shareholder Services (“ISS”), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

The actual voting records of the Funds relating to their portfolio securities during the 12-month period ended June 30, 2004 are available without charge, upon request, by calling 1-800-547-1037, or by accessing the SEC’s website at http://www.sec.gov. The Advisor’s proxy voting guidelines and procedures are included in this SAI as Appendix I.

INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES

The investment advisor to each of the Funds is Columbia Management Advisors, Inc. (the “Advisor”). The Advisor has entered into an investment contract with each Fund. Pursuant to the investment contract the Advisor provides research, advice, and supervision with respect to investment matters and determines what securities to purchase or sell and what portion of the Funds’ assets to invest. Under the terms of each Fund’s investment advisory agreement (except for the High Yield Fund), the Advisor is permitted to appoint certain of its affiliates as subadvisor to perform certain of its duties, including day-to-day management of a Fund.

For its services provided to each Fund, the Advisor charges an advisory fee at an annual rate, which is accrued daily and paid monthly, calculated as a percentage of average daily net assets of the Fund. As part of the advisory fee, the Advisor has agreed to pay all of each Fund’s expenses except brokerage, taxes, interest, fees and expenses of the disinterested Trustees (including counsel fees), audit fees and extraordinary expenses (the “Unified Fee”). A description of the responsibility of the Advisor appears in the Prospectus for the Funds under the heading “MANAGEMENT.” The following table shows the advisory fee charged to these Funds by the Advisor:

Fund	Unified Advisory Fee
CMG Core Plus Bond Fund	0.00	%(1)
CMG Core Bond Fund	0.25%
CMG Intermediate Bond Fund	0.25%
CMG Short Term Bond Fund	0.25%
CMG Ultra Short Term Bond Fund	0.25%
CMG Government Bond Fund	0.25%
CMG Mortgage and Asset–Backed Securities Fund	0.25%
CMG High Yield Fund	0.40%
CMG International Bond Fund	0.40%

(1)	The CMG Core Plus Bond Fund indirectly pays its proportionate share of the management advisory fees paid to the Advisor by the Funds in which the Core Bond Fund invests.

Except for the CMG High Yield Fund, CMG Core Bond Fund, CMG Short Term Bond Fund and the CMG Ultra Short Term Bond Fund, these Funds are new and have not paid any advisory fees. Advisory fees paid to the Advisor by the CMG High Yield Fund, CMG Core Bond Fund, CMG

Short Term Bond Fund and the CMG Ultra Short Term Bond Fund for the fiscal year ended July 31, 2004, the fiscal period from November 1, 2002 to July 31, 2003, and fiscal years ended October 31, 2002 and 2001 were as follows:

	2004	2003	2002	2001
CMG High Yield Fund(1)	$1,724,791	$1,057,088	$1,430,917	$1,464,645
CMG Core Bond Fund(2)	$128,332	$71,194	$98,596	$78,717
CMG Short Term Bond Fund(2)	$311,532	$244,051	$350,367	$206,667
CMG Ultra Short Term Bond
Fund(3)	$30,181	—	—	—

(1)	The Unified Fee for the High Yield Fund was instituted on March 1, 2003.
(2)	The Unified Fee for these Funds was instituted February 27, 2004.
(3)	The Ultra Short Term Bond Fund commenced operations on March 8, 2004.

Transfer Agent Agreement

Columbia Funds Services, Inc. (“CFS”) acts as transfer agent and dividend crediting agent for the Funds. Its address is P.O. Box 1722, Boston, Massachusetts 02105-1722. CFS has retained the services of Boston Financial Data Services to assist it in performing its transfer agent functions. It records and disburses dividends for the Funds. The transfer agent fee is an annual charge of $34.00 per open account. The annual transfer agent fee together with all out-of-pocket expenses incurred by a Fund are paid by the Advisor as part of the Unified Fee. The transfer agent fees paid to CFS for the fiscal year ended July 31, 2004 were $3,961 for the CMG Core Bond Fund and $4,482 for the CMG Short Term Bond Fund. The fees paid by the CMG Core Bond Fund and CMG Short Term Bond Fund represent transfer agent expenses incurred prior to the institution of the Unified Fee on February 27, 2004.

Pricing and Bookkeeping Agreement

The Advisor performs certain administrative services for the Funds pursuant to a Pricing and Bookkeeping Agreement (the “Agreement”). Under the terms of the Agreement, the Advisor (a) provides fund accounting and financial reporting oversight of State Street Bank and Trust, who provides the daily fund accounting and financial reporting services; (b) maintains and preserves in a secure manner the accounting records of the Funds; (c) provides fund administration, including daily prospectus, investment restrictions and Investment Company Act of 1940 compliance review, tax and distribution management, expense budgeting, performance reporting and statistical analysis, financial reporting and board reporting; and (d) provides disaster planning. None of the Funds is charged a fee for these services.

Principal Underwriter

Columbia Financial Center Incorporated (“Columbia Financial”), a registered securities broker and a member of the National Association of Securities Dealers, Inc., and an affiliate of the Advisor, is the principal underwriter for the Funds, and is authorized under a distribution agreement with the Trust to sell shares of the Funds. Columbia Financial does not charge any fees or commissions to the Funds or to shareholders of the Funds for the sale of shares of the Funds.

Each of the Advisor, CFS and Columbia Financial are indirect wholly owned subsidiaries of Bank of America Corporation (“Bank America”). Bank America and its affiliates provide a wide range of banking, financial, and investment products and services to individuals and businesses. Their principal activities include customer and commercial banking, mortgage lending and servicing, trust administration, investment management, retirement plan services, brokerage and clearing services, securities underwriting, private and corporate financing and advisory activities, and insurance services.

PORTFOLIO TRANSACTIONS

The Funds will not generally invest in securities for short-term capital appreciation but, when business and economic conditions, market prices, or a Fund’s investment policy warrant, individual security positions may be sold without regard to the length of time they have been held.

There is generally no stated commission in the case of fixed income securities, which are traded in the over-the-counter markets, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such brokerage commissions vary among different brokers, and a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.

Prompt execution of orders at the most favorable price will be the primary consideration of a Fund in transactions where fees or commissions are involved. Additional factors considered in the process of selecting a broker-dealer to execute a transaction include: (i) professional capability of the executing broker-dealer and the value and quality of the services provided by the broker-dealer; (ii) size and type of the transaction; (iii) timing of the transaction in the context of market prices and trends; (iv) nature and character of markets for the security purchased or sold; (v) the broker-dealer’s execution efficiency and settlement capability; (vi) the executing broker-dealer’s stability and the execution services it renders to the Advisor on a continuing basis; and (vii) reasonableness of commission.

Research, statistical, and other services also may be taken into consideration in selecting broker-dealers. These services may include: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategies, and performance of accounts.

Allocation of transactions to obtain research services for the Advisor enables the Advisor to supplement its own research and analysis with the statistics, information, and views of others. While it is not possible to place a dollar value on these services, it is the opinion of the Advisor that the receipt of such services will not reduce the overall expenses for its research or those of its affiliated companies. The fees paid to the Advisor by a Fund would not be reduced as a result of the Fund’s receipt of such information and services. The receipt of research services from brokers or dealers might be useful to the Advisor and its affiliates in rendering investment management services to a Fund or other clients; and, conversely, information provided by brokers or dealers who have executed orders on behalf of other clients might be useful to the Advisor in carrying out its obligations to a Fund.

As permitted by Section 28(e) of the Securities and Exchange Act of 1934 (the “1934 Act”), the Advisor may cause a Fund to pay a broker-dealer which provides “brokerage and research services” (as defined in the 1934 Act) to the Advisor an amount of undisclosed commission for effecting a securities transaction for the Trust in excess of the commission which another broker-dealer would have charged for effecting that transaction.

The Trust is required to identify any securities of its “regular brokers or dealers” that the Funds have acquired during their most recent fiscal year. At July 31, 2004, the Funds held securities of their regular brokers or dealers as set forth below. The CMG Core Plus Bond Fund, CMG Intermediate Bond Fund, CMG Government Bond Fund, CMG Mortgage and Asset-Backed Securities Fund, and CMG International Bond Fund were not in operation as of July 31, 2004 and therefore, no information is provided on these Funds below.

Fund	Broker/Dealer	Value (in thousands)
CMG Core Bond Fund	JP Morgan Chase & Co.	$256
	Wachovia Corp.	$245
	Citigroup Inc.	$243
	Morgan Stanley	$163
	Merrill Lynch & Co.	$149
	Goldman Sachs Group Inc.	$143
	Merrill Lynch & Co.	$149
CMG Short Term Bond Fund	Citigroup Inc.	$1,000
	JP Morgan Chase & Co.	$995
	Wachovia Corp.	$833
	Merrill Lynch & Co.	$694
	Morgan Stanley	$684
	Bear Stearns Companies Inc.	$634
	Credit Suisse FB USA Inc.	$633
	Lehman Brothers Holdings	$552
	Goldman Sachs Group Inc.	$327
CMG High Yield Fund	None
CMG Ultra Short Term Bond Fund	Citigroup Inc.	$1,176
	Merrill Lynch & Co.	$804
	JP Morgan Chase & Co.	$521
	Goldman Sachs Group	$507

The Advisor may use research services provided by, and place agency transactions with, affiliated broker-dealers if the commissions are fair and reasonable and comparable to commissions charged by non-affiliated qualified brokerage firms. In addition, a Fund may purchase securities from an underwriting syndicate in which an affiliate of the Advisor is a member of the underwriting syndicate. In any agency transaction or purchase from an underwriting syndicate of which an affiliate is a member, the trade will be accomplished in accordance with the rules and regulations of the 1940 Act.

Investment decisions for the Funds are made independently from those of the other portfolios of the Trust or accounts managed by the Advisor. The same security is sometimes held in the portfolio of more than one fund or account. Simultaneous transactions are inevitable when several funds or accounts are managed by the same investment advisor, particularly when the same security is suitable for the investment objective of more than one fund or account. In such event, the Advisor may aggregate these orders in order to achieve best execution and, on the average, lower brokerage commission costs. In the event of simultaneous transactions, allocations among the Funds or accounts will be made on an equitable basis. When the Funds participate in an aggregated order, they participate at the average share price for all transactions in that order, with all transaction costs shared on a pro rata basis. Notwithstanding the above, the Advisor may execute, buy and sell orders for accounts and take action in performance of its duties with respect to any of its accounts that may differ from actions taken with respect to another account, so long as the advisor shall, to the extent practical, allocate investment opportunities to accounts, including the Funds, over a period of time on a fair and equitable basis and in accordance with applicable law.

Certain employees of the Advisor are also employees of affiliated investment advisors (“Shared Employees”) within Columbia Management Group, the Advisor’s direct owner. As a result of these arrangements, Shared Employees may provide investment advisory, trading and other investment services for client accounts of the Advisor and one or more other affiliated investment advisors. Columbia Management Group has determined that these Shared Employee arrangements promote more efficient use of internal resources and are in the best interests of clients on an overall basis.

The Advisor is responsible for ensuring compliance by Shared Employees with all investment guidelines, compliance policies and procedures, and applicable rules and regulations while Shared Employees are acting for the Advisor’s clients.

The Advisor and its affiliated advisors maintain policies reasonably designed to ensure fairness for all clients with accounts served by Shared Employees. The Advisor will monitor all Shared Employee arrangements to ensure that these arrangements continue to be in the best interest of clients considering the potential disadvantages.

The Advisor’s investment personnel will share general and specific investment information with affiliated investment advisors. Information is shared at periodic meetings of investment teams, by distribution of formal recommendations by investment analysts, and through informal discussions among investment personnel.

The Advisor will also share with affiliated advisors research products and services provided by broker-dealers through whom the Advisor effects transactions for client accounts, and whom the Advisor may cause to receive higher commissions from the Advisor’s clients in recognition of the provision of such products and services. The research products and services shared will assist the Advisor and its affiliated advisors in providing investment management services generally to their clients, but may not necessarily assist with the management for any particular client or clients of the Advisor, including the Funds. As a result of this policy, trades effected on behalf of the Advisor’s clients may benefit affiliated advisors and their clients, and trades effected on behalf of clients of affiliated advisors may benefit the Advisor and its clients.

The use of multiple trading locations could result in the Advisor and its affiliates competing against each other in the market. The Advisor’s clients could receive less attractive prices for trades than clients of an affiliated advisor, and in certain cases client orders may be unfilled or only partially filled due to the orders for clients of an affiliated advisor. To the extent separate trading locations are used, clients of the Advisor and its affiliates will not realize efficiencies associated with aggregating orders, such as more favorable pricing for larger volume trades, for all Columbia Management Group companies.

Where practical, transactions for accounts of the Advisor and one or more affiliated advisors for which a Shared Employee has investment discretion will be coordinated from each trading location. In these cases, a single broker will be used to execute the trade on behalf of each advisor’s accounts. This practice may at times result in an increase in the time period it takes to fill a particular client’s trade order, due to increased time for processing the trade or due to share allocations, and may lead to a smaller allocation for a client.

Where practical, Shared Employees may also effect trades from one location, subjecting the trades to the trade allocation and other policies utilized for that location. To the extent that trades for clients of the Advisor are effected together with trades for clients of other affiliated advisors, this practice may result in smaller allocations for the Advisor’s clients or result in clients of the Advisor obtaining less favorable prices on securities.

The Funds, the Advisor, and Columbia Financial have adopted Codes of Ethics (the “Codes”) pursuant to the requirements of the 1940 Act. These Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. These Codes can be reviewed and copied at the SEC’s Public Reference Room and may be obtained by calling the SEC at 1-202-942-8090. These Codes are also available on the EDGAR Database on the SEC’s internet web site at http://www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request to publicinfor@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

CAPITAL STOCK AND OTHER SECURITIES

The Trust may establish separate series of investment portfolios under its Restated Declaration of Trust. The Funds, CMG Enhanced S&P 500 Index Fund, CMG Large Cap Growth Fund, CMG Large Cap Value Fund, CMG Mid Cap Growth Fund, CMG Mid Cap Value Fund, CMG Small/Mid Cap Fund, CMG Small Cap Growth Fund, CMG Small Cap Value Fund and CMG Small Cap Fund, CMG International Stock Fund, and the CMG Strategic Equity Fund are the only series established under the Trust. Shares of each series vote together, except as provided in the Trust’s Declaration of Trust and under applicable law. It is expected that shares of a series would vote separately by series on any changes in fundamental investment policies relating to that series. All shares of each series of the Trust, including each Fund, have equal rights as to voting, redemption, dividends and distributions. All issued and outstanding shares of each Fund are fully paid and nonassessable. Shares have no preemptive or conversion rights. Fractional shares have the same rights proportionately as full shares. The shares of each Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares of each Fund and any other portfolio of the Trust, voting for the election of Trustees, can elect all the Trustees if they choose to do so. In certain circumstances, Trustees may be removed by action of the Trustees or the shareholders.

Any reference to the phrase “vote of a majority of the outstanding voting securities of the Fund” means the vote at any meeting of shareholders of a Fund of (i) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.

PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASES

Investments in each Fund are made directly by high net worth individuals and institutional buyers, or by the Advisor or its affiliates in their role as discretionary investment advisor for a portion of a shareholder’s assets. However, with respect to assets of an investment advisory client of the Advisor or its affiliates invested in a Fund, that client will pay a reduced, or in the case of an employee benefit plan, no fee pursuant to its separate management contract with the Advisor (for the period during which the assets are invested in the Fund).

If the Advisor or its affiliates is deemed to be a fiduciary with respect to a prospective shareholder of a Fund pursuant to the Employee Retirement Income Security Act of 1974 (“ERISA”), certain conditions must be satisfied before assets may be invested in a Fund by the Advisor on behalf of the shareholder. These conditions are set forth by the U.S. Department of Labor in Prohibited Transaction Class Exemption No. 77-4 (the “Exemption”). The Exemption permits the Advisor to direct investments of ERISA-qualified plans to a mutual fund, such as a Fund, for which the Advisor serves as an investment advisor if, after review of the Prospectus and disclosure relating to fees of a Fund and fees under the advisory contract, another fiduciary, as determined under ERISA, with respect to that shareholder approves investments in the Fund. The second fiduciary must be independent of and unrelated to the Advisor or its affiliates under standards set forth by the U.S. Department of Labor in the Exemption.

The second, independent fiduciary that must approve investments in a Fund by the Advisor must not be engaged as a second fiduciary only in contemplation of a possible investment in the Fund. Rather, the second, independent fiduciary is almost always a committee appointed by the employee benefit plan sponsor and has oversight responsibility for appointment of the Advisor or its affiliate as an investment advisor with respect to certain plan assets. This committee is almost always made up of one or more employees of the plan sponsor, and, as such, these employees receive compensation from the plan sponsor but are not compensated out of plan assets.

The transfer agent for the Funds may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies, and limitations of the Fund, must have a readily ascertainable market value, must be liquid, and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $100,000. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled – usually within 15 days following the purchase by exchange. The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by a Fund will be valued in the same manner as the Fund values its assets. Any interest earned on securities following their delivery to the transfer agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription, or other rights attached to the securities become the property of the Fund, along with the securities. Before engaging in an exchange, investors should consult their tax advisors concerning the tax consequences to them of the exchange.

REDEMPTIONS

Redemptions of all or any portion of a shareholder’s investment can be made at any time. Redemption of shares are at the net asset value next computed after receipt of a redemption order on a day the New York Stock Exchange (“NYSE”) is open for business. Payment will be made within seven days of the date of redemption, except as provided by the rules of the SEC. The Trust may suspend the determination of net asset value of a Fund and the right of redemption for any period (1) when the NYSE is closed, other than customary weekend and holiday closings, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which sale of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Trust to determine the value of the Fund’s net assets, or (4) as the SEC may by order permit for the protection of security holders, provided the Trust complies with rules and regulations of the SEC which govern as to whether the conditions prescribed in (2) or (3) exist. The NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr.’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. In the case of suspension of the right to redeem, shareholders may withdraw their redemption request or receive payment based upon the net asset value computed upon the termination of the suspension.

Each Fund reserves the right to redeem Fund shares in cash or in kind. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem, during any 90-day period, shares of a shareholder solely for cash (up to the lesser of $250,000 or 1% of the net asset value of the Fund). A shareholder who is redeemed in kind may incur brokerage fees upon the sale of any securities distributed upon redemption.

PRICING OF SHARES

The net asset value (“NAV”) per share of each Fund is determined by the Advisor, under procedures approved by the Trustees of the Trust, as of the close of regular trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business and at other times determined by the Trustees. The NAV per share is computed by dividing the value of all assets of the Fund, less its liabilities, by the number of shares outstanding.

Each Fund’s portfolio securities and other assets for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, at a price between the representative bid and asked quotations obtained from a third party pricing service. Fixed income securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of 60 days or less), are normally valued on the basis of quotations obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term investments having a maturity of 60 days or less are valued at amortized cost, when the Board of Trustees determines that amortized cost is their fair value.

For purpose of calculating the NAV of a Fund’s shares, the following procedures are utilized whenever applicable. Any assets or liabilities initially expressed in a foreign currency will, on a daily basis, be converted into U.S. dollars. Foreign securities will generally be valued based upon the most recent closing price on their principal exchange, or based upon the most recent price obtained by the Fund, if the security is not priced on an exchange, even if the close of that exchange or price determination is earlier than the time of the Fund’s NAV calculation. In the case of such foreign security, if an event that is likely to affect materially the value of a portfolio security occurs between the time the foreign price is determined and the time a Fund’s NAV is calculated, it may be necessary to value the security in light of that event. Such a determination would be made by the Fund’s valuation committee using procedures approved by the Board of Trustees.

Certain fixed income securities for which daily market quotations are not readily available from a pricing service, or for which the Advisor believes accurate quotations have not been received from such pricing service, may be priced by dealers selected by the Advisor or pursuant to formulas created by the Advisor, all pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Subject to the foregoing, other securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee established by the Advisor. Determinations made by the Valuation Committee are reported to and reviewed by the Board of Trustees.

CUSTODIAN

The Funds’ Custodian, for both domestic and foreign securities, is State Street Corporation (the “Custodian”), 2 Avenue De Lafayette, Boston, MA 02111-2900. The Custodian holds all securities and cash of each Fund, receives and pays for securities purchased, delivers against payment securities sold, receives and collects income from investments, makes all payments covering expenses of each Fund, and performs other administrative duties, all as directed by authorized officers of the Advisor. The Custodian does not exercise any supervisory function in the purchase and sale of portfolio securities or payment of dividends.

Portfolio securities purchased in the United States are maintained in the custody of the Funds’ Custodian. Portfolio securities purchased outside the United States by a Fund are maintained in the custody of foreign banks, trust companies, or depositories that have sub-custodian arrangements with the Custodian (the “foreign sub-custodians”). Each of the domestic and foreign custodial institutions that may hold portfolio securities of a Fund has been approved by the Board of Trustees or, in the case of foreign securities, at the discretion of the Board of Trustees, by the Custodian, as a delegate of the Board of Trustees, all in accordance with regulations under the 1940 Act.

The Advisor determines whether it is in the best interest of a Fund and its shareholders to maintain a Fund’s assets in each of the countries in which the Fund invests (“Prevailing Market Risk”). The review of Prevailing Market Risk includes an assessment of the risk of holding a Fund’s assets in a country, including risks of expropriation or imposition of exchange controls. In evaluating the foreign sub-custodians, the Board of Trustees, or its delegate, will review the operational capability and reliability of the foreign sub-custodian. With respect to foreign investments and the selection of foreign sub-custodians, however, there is no assurance that the Fund, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and cost of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians, or the application of foreign law to a Fund’s foreign sub-custodian arrangement. Accordingly, an investor should recognize that the risks involved in holding assets abroad are greater than those associated with investing in the United States.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts, 02110-1707, serves as the Trust’s independent registered public accounting firm and, in addition to examining the annual financial statements of the Trust, assists in the preparation of the tax returns of the Trust and in certain other matters.

TAXES

Federal Income Taxes

Each Fund intends and expects to meet continuously the tests for qualification as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If a Fund were to fail to qualify as a “regulated investment company” in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and distributions would generally be taxable as ordinary dividend income to the shareholders. Each Fund believes it satisfies the tests to qualify as a regulated investment company.

To qualify as a regulated investment company for any taxable year, a Fund must, among other things:

(a) derive at least 90% of its gross income from dividends; interest; payments with respect to securities loans; gains from the sale or other disposition of stock, securities, or foreign currencies; other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; or net income from an interest in a qualified publicly traded partnership (the “90% Test”); and

(b) diversify its holdings so that at the end of each quarter (i) 50% or more of the market value of the assets of the Fund is represented by cash, government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer of such other securities, to an amount not greater than 5% of the value of the assets of the Fund and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the assets of the Fund is invested in either the securities (other than government securities or securities of other regulated investment companies) of any one issuer or of two or more issuers that the Fund “controls” within the meaning of Section 851 of the Code and that meet certain requirements or the securities of one or more qualified publicly traded partnerships. In addition, the Fund must file, or have filed, a proper election with the Internal Revenue Service.

Part I of Subchapter M of the Code will apply to the Funds during a taxable year only if it meets certain additional requirements. Among other things, a Fund must: (a) have a deduction for dividends paid (without regard to capital gain dividends and exempt-interest dividends) at least equal to the sum of 90% of its investment company taxable income (computed without any deduction for dividends paid) and 90% of its tax-exempt interest net of expenses attributable to such interest and (b) either (i) have been subject to Part I of Subchapter M for all taxable years ending on or after November 8, 1983 or (ii) as of the close of the taxable year have no earnings and profits accumulated in any taxable year to which Part I of Subchapter M did not apply.

The Trust currently has 20 portfolios, including the Funds. The Trust may establish additional funds in the future. Federal income tax laws generally will treat each fund as a separate corporation (provided that each fund consists of a segregated portfolio of assets the beneficial interests in which are owned by the holders of a class or series of stock that is preferred over all other classes or series in respect of that portfolio of assets).

A regulated investment company that meets the requirements described above is taxed only on its “investment company taxable income,” which generally equals the undistributed portion of its ordinary net income and any excess of net short-term capital gain over net long-term capital loss. In addition, any excess of net long-term capital gain over net short-term capital loss that is not distributed as a “capital gain dividend” is taxed to each Fund at corporate capital gain tax rates. The policy of each Fund is to apply capital loss carry-forwards as a deduction against future capital gains before making a capital gain distribution to shareholders.

If any net capital gains (i.e. the excess of net long-term capital gains over net short-term capital losses) are retained by a Fund, requiring federal income taxes to be paid thereon by the Fund, the Fund may elect to treat such capital gains as having been distributed to shareholders. In the case of such an election, shareholders will be taxed on such amounts as long-term capital gains, will be able to claim their proportional share of the federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liabilities, and generally will be entitled to increase the adjusted tax basis of their shares in the Fund by the differences between their pro rata shares of such gains and their tax credits.

If a Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of each Fund.

Certain of a Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Shareholders of each Fund are taxed on distributions of net investment income, or of any excess of net short-term capital gain over net long-term capital loss, as ordinary income. As described below, as a result of 2003 legislation, qualifying dividend distributions to individual shareholders generally are taxed at the same rate that applies to long-term capital gains.

The International Bond Fund will invest at least 80% of its total assets in the Fixed Income Securities (as defined in the Fund’s Prospectus) of foreign corporations and foreign governmental issuers. Foreign countries may impose income taxes, generally collected by withholding, on foreign-source dividends and interest paid to the Fund. See “Foreign Income Taxes” in this section for more information.

Distributions properly designated by a Fund as representing the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by shareholders. Such distributions are treated as net capital gain in the hands of all recipients and will not be eligible for the corporate dividends-received deduction. For noncorporate taxpayers, the highest rate that applies to long-term capital gains is lower than the highest rate that applies to ordinary income; however, as a result of 2003 legislation, for taxable years beginning on or before December 31, 2008, qualified dividend income distributions to individuals generally are taxed at the same rate that applies to long-term capital gains, subject to holding period requirements with respect to shareholders and the Fund as well as other requirements. The Funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income. Any loss that is realized and allowed on redemption of shares of a Fund six months or less from the date of purchase of the shares and following the receipt of a capital gain dividend will be treated as a long-term capital loss to the extent of the capital gain dividend. For this purpose, Section 852(b)(4) of the Code contains special rules on the computation of a shareholder’s holding period.

Long-term capital gains rates applicable to individuals have been temporarily reduced – in general, to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets – for taxable years beginning on or before December 31, 2008.

Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether paid in shares or in cash. Each distribution is accompanied by a brief explanation of the form and character of the distribution. Each Fund issues to each shareholder a statement of the federal income tax status of all distributions, including a statement of the prior taxable year’s distributions that the Fund has designated to be treated as long-term capital gain.

A distribution may be taxable to a shareholder even if the distribution reduces the net asset value of the shares held below their cost (and is in an economic sense a return of the shareholder’s capital). This tax result is most likely when shares are purchased shortly before an annual distribution of capital gains or other earnings.

A Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is a United States person and is not subject to such withholding. Pursuant to recently enacted tax legislation, the backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

If a Fund declares a dividend in October, November, or December payable to shareholders of record on a certain date in such a month and pays the dividend during January of the following year, the shareholders will be taxed as if they had received the dividend on December 31 of the year in which the dividend was declared. Thus, a shareholder may be taxed on the dividend in a taxable year prior to the year of actual receipt.

A special tax may apply to a Fund if it fails to make sufficient distributions during the calendar year. The required distributions for each calendar year generally equal the sum of (a) 98% of the ordinary income for the calendar year plus (b) 98% of the capital gain net income for the one-year period that ends on October 31 during the calendar year, plus (c) an adjustment relating to any shortfall for the prior taxable year. If the actual distributions are less than the required distributions, a tax of 4% applies to the shortfall.

The Code allows the deduction by certain individuals, trusts, and estates of “miscellaneous itemized deductions” only to the extent that such deductions exceed 2% of adjusted gross income. The limit on miscellaneous itemized deductions will not apply, however, with respect to the expenses incurred by any “publicly offered regulated investment company.” Each Fund believes that it is a publicly offered regulated investment company because its shares are continuously offered pursuant to a public offering (within the meaning of section 4 of the Securities Act of 1933, as amended). Therefore, the limit on miscellaneous itemized deductions should not apply to expenses incurred by any of the Funds.

Futures Contracts, Options and Foreign Currency Transactions. For purposes of the 90% Test, foreign currency gains that are not directly related to a Fund’s principal business of investing in stocks or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income by regulation. No such regulations, however, have been issued.

Foreign Income Taxes. The International Bond Fund invests in the securities of foreign corporations and issuers. Foreign countries may impose income taxes, generally collected by withholding, on foreign-source dividends and interest paid to a Fund. These foreign taxes will reduce the International Bond Fund’s distributed income. The Fund generally expects to incur, however, no foreign income taxes on gains from the sale of foreign securities.

The United States has entered into income tax treaties with many foreign countries to reduce or eliminate the foreign taxes on certain dividends and interest received from corporations in those countries. The International Bond Fund, and other Funds to the extent necessary, intend to take advantage of such treaties where possible. It is impossible to predict with certainty the effective rate of foreign taxes that will be paid by the Fund since the amount invested in particular countries will fluctuate and the amounts of dividends and interest relative to total income will fluctuate.

U.S. Foreign Tax Credits or Deductions for Shareholders of the International Bond Fund. Section 853 of the Code allows a regulated investment company to make a special election relating to foreign income taxes if more than 50% of the value of the company’s total assets at the close of its taxable year consists of stock or securities in foreign corporations and the company satisfies certain distribution requirements. The International Bond Fund generally expects, if necessary, to qualify for and to make the election permitted under Section 853 of the Code. Although the International Bond Fund intends to meet the requirements of the Code to “pass through” such foreign taxes, there can be no assurance that the Fund will be able to do so. The International Bond Fund will elect under Section 853 of the Code only if it believes that it is in the best interests of its shareholders to do so.

If the International Bond Fund elects pursuant to Section 853, shareholders of that Fund will be required to include in income (in addition to other taxable distributions) and will be allowed a credit or deduction for, their pro rata portions of the qualifying income taxes paid by the Fund to foreign countries. A shareholder’s use of the credits resulting from the election will be subject to the limits of Section 904 of the Code. In general, those limits will prevent a shareholder from using foreign tax credits to reduce U.S. taxes on U.S. source income. Each shareholder should discuss the use of foreign tax credits and the Section 904 limits with the shareholder’s tax advisor.

No deduction for foreign taxes may be claimed under the Code by individual shareholders who do not elect to itemize deductions on their federal income tax returns, although such a shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income in the amount of the shareholder’s pro rata share of foreign taxes paid by the Fund.

Each year, the International Bond Fund will provide a statement to each shareholder showing the amount of foreign taxes for which a credit or a deduction may be available.

Investment by a Fund in “passive foreign investment companies” could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a “qualified electing fund.”

A “passive foreign investment company” is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, foreign currency gains, and income from notional principal contracts. Passive income for this purpose does not include income received by the foreign corporation from active conduct of a banking or insurance business and certain income received from related persons.

State Income Taxes

The state tax consequences of investments in the Funds are beyond the scope of the tax discussions in the Prospectus and this Statement of Additional Information.

Additional Information

The foregoing summary and the summary included in the Prospectus under “Taxes” of tax consequences of an investment in any of the Funds are necessarily general and abbreviated. No attempt has been made to present a complete or detailed explanation of tax matters. Furthermore, the provisions of the statutes and regulations on which they are based are subject to change by legislative or administrative action. State and local taxes are beyond the scope of this discussion. Prospective investors in any of the Funds are urged to consult their own tax advisors regarding specific questions as to federal, state, or local taxes. This discussion applies only to U.S. shareholders. Foreign investors and U.S. shareholders with particular tax issues or tax statuses should consult their own tax advisors regarding special rules that may apply to them.

Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

FINANCIAL STATEMENTS

The CMG High Yield Fund’s, CMG Core Bond Fund’s, CMG Short Term Bond Fund’s and the CMG Ultra Short Term Bond Fund’s most recent Annual Report to shareholders is a separate document supplied with this Statement of Additional Information. The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

APPENDIX I

Columbia Management Advisors, Inc. (“CMA”)

Proxy Voting Policies and Procedures

Adopted July 1, 2003 and revised February 11, 2004

POLICY:

All proxies for client securities for which Columbia Management Advisors, Inc. (“CMA”) has been granted authority to vote shall be voted in a manner considered to be in the best interests of CMA’s clients, including the CMG Family Funds1 and their shareholders without regard to any benefit to CMA or its affiliates. CMA shall examine each proposal and vote against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer’s securities. In addition, CMA shall examine each proposal and vote the securities held on behalf of a client against the proposal, if, in its judgment, the proposal would be expected to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client’s investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs.

CMA addresses potential material conflicts of interest by having a predetermined voting policy. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined policy, the Proxy Committee will determine the vote in the best interest of CMA’s clients, without consideration of any benefit to CMA, its affiliates or its other clients.

OVERVIEW:

CMA’s policy is based upon its fiduciary obligation to act in its clients’ best interests. In addition, the SEC recently adopted rules under the Investment Company Act of 1940 and the Investment Advisers Act of 1940. These rules impose obligations with respect to proxy voting on investment advisers and investment companies.

PROCEDURES:

I. ACCOUNT POLICIES

Except as otherwise directed by the client, CMA shall vote as follows:

Separately Managed Accounts

CMA shall vote proxies on securities held in its separately managed accounts.

Columbia Trust Company (CTC) Trust Pools

CMA shall vote proxies on securities held in the trust pools.

CMG Family Funds/CMA Fund Trust

CMA shall vote proxies on securities held in the Funds, including multi-managed and subadvised Funds.

[1]	A CMG Family Fund or a Fund is a registered investment company or series of a registered investment company managed or advised by Columbia Management Advisors, Inc.

Columbia Private Portfolio

CMA shall vote proxies on securities held in its separately managed accounts.

II. Proxy Committee

CMA shall establish a Proxy Committee whose standing members shall include the heads of active equity and equity research, as well as representatives from fund administration, compliance and legal. Each portfolio manager (or sub-adviser) of a fund or account which holds securities of an issuer having a shareholder meeting, as well as the head of the asset class for which the security was selected, shall be an ad hoc member of the Proxy Committee in connection with the vote of proxies for the meeting.

The Proxy Committee’s functions shall include, in part,

(a)	direction of the vote on proposals where there has been a recommendation to the Committee not to vote according to the predetermined policy provided in the Voting Guidelines in III (A) below or which proposals require special consideration under III (B) below,

(b)	semi-annual review of this Proxy Voting Policy and Procedure to ensure consistency with internal policies and regulatory agency policies,

(c)	semi-annual review of existing Voting Guidelines and development of additional Voting Guidelines to assist in the review of proxy proposals, and

(d)	development and modification of Voting Procedures as it deems appropriate or necessary.

In determining the vote of any proposal for which it has responsibility, the Proxy Committee shall consider whether the proposal would be expected to impact adversely the current or potential market value of the issuer’s securities. In addition, the Proxy Committee shall examine the proposal and vote the securities held on behalf of a client against the proposal, if, in its judgment, the proposal would be expected to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client’s investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs.

In determining the vote on any proposal, the Proxy Committee shall not consider any benefit to CMA, any of its affiliates, any of its or its affiliates’ clients, or of its customers or service providers, other than benefits to the owner of the securities to be voted.

The Proxy Committee shall create a charter, which shall be consistent with this policy and procedure. The charter shall set forth the Committee’s purpose, membership and operation. The charter shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal, e.g., is a portfolio manager for an account of the issuer.

III. VOTING GUIDELINES

In general, proposals which are designed to either dissuade or preclude the acquisition and/or merger of one corporate entity by/with another, or have the effect of diluting the value of the existing shares outstanding, or reduce the shareholders’ power over any company actions will be rejected.

A.	The Proxy Committee has adopted the following guidelines for voting proxies:

1.	Matters Relating to the Board of Directors/Corporate Governance

CMA generally will vote FOR:

•	Proposals for the election of directors or for an increase or decrease in the number of directors provided that a majority of directors would be independent.

However, CMA generally will WITHHOLD votes for one or more director nominees if: (i) the board as proposed to be constituted would not have a majority of independent directors; or (ii) the board does not have nominating, audit and compensation committees comprised solely of independent directors.

On a CASE BY CASE basis, CMA may withhold votes for a director nominee who has failed to observe good corporate governance practices or, through specific action or inaction, has demonstrated a disregard for the interests of shareholders.

•	Proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange. At least one member of the Audit Committee must qualify as a “financial expert” within the definition set forth in rules of the SEC.

•	Proposals to declassify boards.

•	Proposals to indemnify the board of directors through self-insurance plans or the purchase of insurance (though it is not the intent to eliminate director responsibility for negligence or breaches of fiduciary duty).

•	Proposals to create or eliminate positions or titles for senior management, though CMA prefers that the role of Chairman of the Board and CEO be held by different persons. (In evaluating such proposals, CMA will consider the size of the company and the nature of the shareholder base).

•	Proposals for the annual appointment or approval of independent corporate auditors. An auditor will usually be thought of as independent unless the auditor receives more than 50% of its revenues from non-audit activities from the company and its affiliates.

•	Proposals that restore shareholder ability to remove directors with or without cause.

•	Proposals that encourage directors to own a minimum amount of stock.

•	Proposals to permit shareholders to elect directors to fill board vacancies.

•	Proposals for the company to adopt confidential voting.

CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

CMA generally will vote AGAINST:

•	Proposals to classify boards.

•	Proposals that give management the ability to alter the size of the board without shareholder approval.

•	Proposals that provide directors may be removed only by supermajority vote.

•	Proposals which allow more than one vote per share in the election of directors.

•	Proposals that provide only continuing directors may elect replacements to fill board vacancies.

•	Shareholder proposals that mandate a minimum amount of stock that directors must own.

•	Shareholder proposals to limit the tenure of outside directors.

2.	Compensation

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans, or thrift plans) if they are consistent with business practice. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares of expired options) exceed 10% of the currently outstanding shares overall or 3% for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interests of the clients. CMA requires management to provide substantial justification for the repricing of options.

CMA generally will vote FOR:

•	Shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted to shareholder ratification.

•	Shareholder proposals asking a company to expense stock options.

•	Shareholder proposals to put option repricings to a shareholder vote.

•	Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no loess than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

CMA generally will vote AGAINST:

•	Stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

3.	Capitalization

CMA generally will vote FOR:

•	Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover action or the proposal increases the authorization by more than 50% without a clear need presented by the company.

•	Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

•	Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

•	Proposals to reduce or change the par value of common stock.

•	Proposals to create blank check preferred stock (i.e., with unspecified voting, conversion, dividend distribution and other rights), as long as the company expressly states that the stock will not be used as an anti-takeover defense.

CMA generally will vote AGAINST:

•	Proposals to create a new class of common stock with supermajority voting rights (i.e., dual class stock).

4.	Mergers, Restructurings and Other Transactions

CMA will review, on a CASE BY CASE basis, business transactions such as mergers, acquisitions, asset sales, reorganizations, liquidations, spinoffs and other transactions.

5.	Anti-Takeover Measures

CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

Poison Pills

•	CMA will vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

•	CMA generally votes FOR shareholder proposals to redeem a poison pill and AGAINST management proposals to ratify a poison pill.

Greenmail

•	CMA will vote FOR proposals to adopt anti-greenmail charter or by law amendments or otherwise restrict a company’s ability to make greenmail payments.

Supermajority vote

•	CMA will vote AGAINST management proposals to require a supermajority shareholder vote to approve any proxy proposal, in particular, proposals to approve mergers and other significant corporate transactions.

•	CMA will vote FOR shareholder proposals to lower supermajority vote requirements.

6.	Other Business Matters

CMA generally will vote FOR

•	Proposals to approve the minutes of a prior meeting, or to change the date, location or time of the annual meeting.

•	Bylaw or charter changes that are of a housekeeping nature (updates or corrections).

•	Proposals to approve a change in the company’s name.

•	Proposals to change the location of the company’s principal place of business, provided the purpose is not to reduce the scope of adequate regulatory or financial supervision.

•	Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

•	Proposals that endorse the recruitment, development and promotion of personnel on a non-discriminatory merit basis, regardless of race, creed, color or gender.

CMA generally will vote AGAINST:

•	Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

•	Authorization to transact other unidentified, substantive business at a meeting.

•	Proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

•	Proposals authorizing the company’s board of directors to adopt, amend or repeal bylaws without shareholder approval.

•	Proposals to vote unmarked proxies in favor of management.

B.	Ability to Vote Proxies Other than as Provided in A Above.

A Portfolio Manager, sub-adviser or other party involved with a client’s or Fund’s account may conclude that the interest of the client or Fund requires that a proxy be voted on a proposal in a manner that differs from the predetermined proxy voting policy. In this situation, he or she shall request that the Proxy Committee consider voting the proxy on the proposal other than according to the predetermined policy provided in III (A) above. If any person (or entity) requests the Proxy Committee (or any of its members) to vote a proxy other than according to the predetermined policy, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person’s (or entity’s) relationship with the party proposing the matter to shareholders.

The Proxy Committee may vary from the predetermined policy if it determines that voting on the proposal according to the predetermined policy would be expected to impact adversely the current or potential market value of the issuer’s securities or to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client’s investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs. In determining the vote on any proposal, the Proxy Committee shall not consider any benefit other than benefits to the owner of the securities to be voted.

C.	Proposals Requiring Special Consideration

The following proposals require individual, special consideration. The Proxy Committee will determine how proxies related to each of these proposals will be voted. The Proxy Committee shall determine to vote against any such proposal which would be expected to impact adversely the current or potential market value of the issuer’s securities or to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client’s investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs In determining the vote on any proposal, the Proxy Committee shall not consider any benefit other than benefits to the owner of the securities to be voted.

1.	New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Guideline, which will be incorporated into this Proxy Voting Policy and Procedures.

2.	Accounts Adhering to Taft Hartley Principles. All proposals for these accounts shall be voted according to the Taft Hartley Guidelines developed by Institutional Shareholder Services, Inc. (“ISS”).

3.	Accounts Adhering to Socially Responsible Principles. All proposals for these accounts shall be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

4.	Proxies of International Issuers which Block Securities Sales between the Time a Shareholder submits a Proxy and the Vote. Proposals for these securities shall be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with these Proxy Voting Guidelines.

5.	Proxies of Investment Company Shares. Proposals on issues other than those specified above under III (A), e.g., election of directors, selection of accountants.

6.	Shareholder Proposals. Shareholder proposals that are not covered by III (A) above will be reviewed individually.

7.	Executive/Director Compensation. Except as provided in III (A), proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

8.	Pre-Emptive Rights. Proposals to create or eliminate pre-emptive rights. In evaluating proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

If any person (or entity) requests that the Proxy Committee (or any of its members) vote a proxy in a specific manner, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person’s (or entity’s) relationship with the party proposing the matter to shareholders.

IV. VOTING PROCEDURES

The Proxy Committee has developed the following procedures to assist in the voting of proxies according to the Voting Guidelines set forth in Section III above. The Proxy Committee may revise these procedures from time to time, as it deems appropriate or necessary to effect the purposes of this Policy and Procedures.

•	CMA shall use Institutional Shareholder Services (“ISS”), a third party vendor, to implement its proxy voting process. ISS shall provide proxy analysis and record keeping services.

•	On a daily basis CMA shall send to ISS a holdings file detailing each equity holding held in an account advised by CMA. Information on equity holdings for the international portfolio shall be sent weekly.

•	ISS shall receive proxy material information from Proxy Edge or the custodian bank for the account. This shall include issues to be voted upon, together with a breakdown of holdings for CMA accounts. ISS shall then reconcile information it receives from CMA with that it has received from Proxy Edge and custodian banks. Any discrepancies shall be noted and resolved by ISS.

•	Whenever a vote is solicited, ISS shall send CMA a request to vote over a secure website. CMA personnel shall check this website daily. The request shall be accompanied by a recommended vote. The recommended vote shall be based upon CMA’s Voting Guidelines previously delivered by CMA to ISS as set forth in Section III. CMA shall promptly provide ISS with any amendments or modifications to the Guidelines. CMA shall return a final instruction to vote to ISS, which ISS shall record with Proxy Edge or the custodian bank as our agent.

•	ISS shall have procedures in place to ensure that a vote is cast on every security holding maintained by CMA on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients CMA shall receive a report from ISS detailing CMA’s voting for the previous period.

•	Each time that ISS shall send CMA a request to vote the request shall be accompanied by the recommended vote determined in accordance with CMA’s Voting Guidelines. ISS shall vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of a client requires another vote or the proposal is a matter on which the Proxy Committee has discretion under Section III.C. In such situations ISS shall vote based on the direction of the client or the Proxy Committee, as the case may be. The interests of CMA’s Taft Hartley or “Socially Responsible “ clients may impact a proposal that normally should be voted in a certain way. ISS shall inform CMA of all proposals having impact on its Taft Hartley and or “Socially Responsible “ clients. The Proxy Voting Committee shall be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented.

CMG ENHANCED S&P 500® INDEX FUND

CMG LARGE CAP VALUE FUND

CMG LARGE CAP GROWTH FUND

CMG MID CAP VALUE FUND

CMG MID CAP GROWTH FUND

CMG SMALL/MID CAP FUND

CMG SMALL CAP VALUE FUND

CMG SMALL CAP GROWTH FUND

CMG INTERNATIONAL STOCK FUND

Prospectus, December 1, 2004

Advised by Columbia Management Advisors, Inc.

CMG Enhanced S&P 500® Index Fund, CMG Large Cap Value Fund,

CMG Large Cap Growth Fund, CMG Mid Cap Value Fund,

CMG Mid Cap Growth Fund, CMG Small/Mid Cap Fund,

CMG Small Cap Value Fund, CMG Small Cap Growth Fund and

CMG International Stock Fund

(each a “Fund,” together the “Funds”) are portfolios of

CMG Fund Trust (the “Trust”).

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed on the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Columbia Management A FleetBoston Financial Company

Information About The Funds

The following is important information about the Funds offered by this Prospectus. For your convenience, concise descriptions of each Fund appear below. The descriptions provide the following information about each Fund:

•	INVESTMENT GOAL
•	PRINCIPAL INVESTMENT STRATEGIES
•	RISK FACTORS
•	PERFORMANCE HISTORY
•	YOUR EXPENSES
•	FINANCIAL HIGHLIGHTS

CMG Enhanced S&P 500® Index Fund

Investment Goal

The Fund seeks to outperform the total return, over the long term, of the Standard & Poor’s 500 Composite Stock price index (“the S&P 500®”)1 that measures the investment returns of stocks of large U.S. companies, while maintaining overall portfolio characteristics similar to those of the benchmark.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks that are included in the S&P 500®. The Fund will typically hold a selection of 200 to 300 common stocks consisting of stocks included in the S&P 500® and Frank Russell 1000 Index (the “Russell 1000”).

Underlying the investment advisor’s approach is its belief that (1) undervalued stocks, with improving fundamentals, and other attractive characteristics should outperform their peers and (2) unintended deviations from the Fund’s benchmark should be managed and minimized. In selecting securities, the Fund’s investment advisor seeks to outperform the S&P 500® by using a proprietary quantitative strategies investment process consisting of disciplined stock evaluation that combines both fundamental and quantitative stock selection factors. These stock selection factors are combined with a top-down analysis of market and economic conditions in order to forecast the excess return, or alpha, of each stock in the S&P 500®. These forecasted returns are combined with risk forecasts and transaction cost estimates to produce a portfolio that seeks to outperform the S&P 500® over the long term with a low level of tracking risk versus the S&P 500®.

[1]	“Standard & Poor’s®” and “S&P 500®” are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by Columbia Management Advisors, Inc., the Fund’s investment advisor, and certain of its affiliates. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of Standard & Poor’s.

1

The Fund seeks to manage the risk of its portfolio over time by maintaining an overall close correlation between its performance and the performance of the S&P 500®, with relatively low tracking error. To manage the risk, the Fund normally gives each stock in its portfolio a weighting relatively close to the weight of the stock in the S&P 500®, but overweights stocks the investment advisor views positively and underweights or eliminates stocks the investment advisor views negatively, based on its structured equity investment process. The Fund also considers industry and sector weightings, style characteristics, and market capitalization when making investment decisions.

The Fund may invest in any stock that is included, may be included or has been included, in the S&P 500® or the Russell 1000. The Fund may, but is not required to, use options, futures contracts, other derivatives, or Exchange Traded Funds. The Fund may use these instruments in strategies designed to simulate investment in the S&P 500® while keeping a cash position for fund management purposes. The Fund may also use these instruments to reduce the risk of adverse price movements while managing cash positions, as investors buy or redeem shares. These instruments may also be used to facilitate trading and reduce overall transaction costs.

Risk Factors

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

•	Management risk means that the advisor’s investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

•	Index funds are subject to indexing risk. Your investment in the Fund will typically decline in value when its index declines. Since the Fund is designed to track its index, the Fund is limited in its ability to offset declines in its index. In addition, because the Fund may not hold all issues included in its index, may not always be fully invested, and bears transactions costs and expenses, the Fund’s performance may fail to match the performance of its index, after taking expenses into account.

•	Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

•

Sector risk is inherent in the Fund’s investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector. An example of a sector in which the Fund may sometimes have a large portion of its assets invested is technology. Technology companies may be significantly affected by falling prices and profits, and intense competition. In addition, the rate of technological change for technology companies is generally higher than for

2

other companies, often requiring extensive and sustained investment in research and development, and exposing such companies to the risk of rapid product obsolescence. If a company does not perform as expected, the price of its stock could decline significantly. Many technology companies are currently operating at a loss and may never be profitable.

•	Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also cause the Fund to receive taxable income, which could increase the amount of taxes payable by Fund shareholders. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. For more information on the risks of derivative strategies, see the Fund’s Statement of Additional Information.

Your investment in the Fund is not a bank deposit and is not insured or endorsed by any bank, government agency or the FDIC. Please see “MORE ABOUT THE FUNDS” for additional information on these and other types of risks associated with investments in the Fund, as well as information on other types of investments the Fund may make and on the risks associated with those types of investments.

Performance History

Because the Fund is new and has not completed a full calendar year of operations, investment information related to the Fund’s performance, including a bar chart showing annual returns, has not been included in this Prospectus.

Your Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no sales loads, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. Annual fund operating expenses described in the table are paid out of the Fund’s assets and are therefore reflected in the share price and total return of the Fund.

3

FEE TABLE

Shareholder transaction fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that are paid out of Fund assets)
Management Fees	0.25%	(1)
Distribution and/or Service (12b-1) Fees	None
Other Expenses (2)	0.05%

Total Annual Fund Operating Expenses	0.30%
Expense Reimbursement	(0.05%	) (3)

Net Expenses	0.25%

(1)	The Management Fee is a unified fee which includes all the costs and expenses of the Fund (other than extraordinary expenses and “Other Expenses” noted below), including accounting expenses (other than auditing fees), legal fees, transfer agent and custody services, and other expenses.
(2)	“Other Expenses” consist of the fees and expenses of the Fund’s independent trustees and their legal counsel, audit fees, and interest on any borrowings by the Fund.
(3)	The Fund’s investment advisor has contractually agreed to reimburse other expenses so that Total Annual Fund Operating Expenses do not exceed 0.25%. The advisor has agreed to keep this arrangement in place until March 1, 2009.

Expense Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses set forth above remain constant as a percentage of net assets and that all dividends and distributions are reinvested in the Fund. The examples take into account the expense reimbursement described in Footnote 3 to the Fee Table. Your actual costs may be higher or lower, but based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$26	$80	$147	$359

4

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate of return an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements, which have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report along with the Fund’s financial statements, is included in the Fund’s annual report. You can request a free copy of the annual report by calling 1-800-547-1037.

Enhanced S&P 500® Index Fund

	Year Ended July 31, 2004	Period Ended July 31, 2003 (a)
Net asset value, beginning of period	$10.73	$10.00
Income from investment operations:
Net investment income (b)	0.17	0.04
Net realized and unrealized gain on investments	1.13	0.69
Total from investment operations	1.30	0.73
Less distributions declared to shareholders:
From net investment income	(0.05)	—
From net realized gains	(0.01)	—
Total distributions declared to shareholders	(0.06)	—
Net asset value, end of period	$11.97	$10.73
Total return (c)(d)	12.08%	7.30	% (e)
Ratios/Supplemental data:
Net assets, end of period (000’s)	$98,247	$9,134
Ratio of net expenses to average net assets	0.25%	0.25	% (f)
Ratio of net investment income to average net assets	1.43%	1.50	% (f)
Waiver/reimbursement	0.05%	1.37	% (f)
Portfolio turnover rate	60%	2	% (e)

(a)	The Fund commenced investment operations on May 5, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.

(b)	Per share data was calculated using average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.

(f)	Annualized.

5

CMG Large Cap Value Fund

Investment Goal

The Fund seeks long-term growth by investing primarily in large capitalization equities.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of large capitalization (large-cap) companies. Large-cap stocks are the stocks issued by companies with a market capitalization substantially similar to the market capitalization of stocks in the Russell 1000 Index. As of October 31, 2004, that index included companies with capitalizations between approximately $477 million and $360 billion. All market capitalizations are determined at the time of purchase.

When purchasing securities for the Fund, the Fund’s investment advisor will choose securities of companies it believes are undervalued.

Understanding Value Investing

In managing the Fund, the investment advisor uses a value investing strategy that focuses on buying stocks cheaply when they are undervalued or “out of favor.” The investment advisor tends to buy stocks that are attractive based on current prices, expectations for future earnings and dividend growth, and consistency of operating fundamentals. The investment advisor’s strategy uses fundamental business and financial analyses supported by quantitative techniques.

The Fund may invest up to 15% of its assets in foreign securities, including American Depositary Receipts. In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund’s Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund’s shareholders is not required to modify or change the Fund’s investment goals or investment strategies.

Risk Factors

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

•	Management risk means that the advisor’s investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

•

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles.

6

Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

•	Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor’s opinion, undervalued. If the advisor’s assessment of a company’s prospects is wrong, the price of its stocks may fall, or may not approach the value the advisor has placed on it.

•	Sector risk is inherent in the Fund’s investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector. An example of a sector in which the Fund may sometimes have a large portion of its assets invested is technology. Technology companies may be significantly affected by falling prices and profits, and intense competition. In addition, the rate of technological change for technology companies is generally higher than for other companies, often requiring extensive and sustained investment in research and development, and exposing such companies to the risk of rapid product obsolescence. If a company does not perform as expected, the price of its stock could decline significantly. Many technology companies are currently operating at a loss and may never be profitable.

•	Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

•	Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also cause the Fund to receive taxable income, which could increase the amount of taxes payable by Fund shareholders. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. For more information on the risks of derivative strategies, see the Fund’s Statement of Additional Information.

Your investment in the Fund is not a bank deposit and is not insured or endorsed by any bank, government agency or the FDIC. Please see “MORE ABOUT THE FUNDS” for additional information

7

on these and other types of risks associated with investments in the Fund, as well as information on other types of investments the Fund may make and on the risks associated with those types of investments.

Performance History

Because the Fund is new and has not completed a full calendar year of operations, investment information related to the Fund’s performance, including a bar chart showing annual returns, has not been included in this Prospectus.

Your Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no sales loads, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. Annual fund operating expenses described in the table are paid out of the Fund’s assets and are therefore reflected in the share price and total return of the Fund.

FEE TABLE

Shareholder transaction fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that are paid out of Fund assets)
Management Fees	0.50%	(1)
Distribution and/or Service (12b-1) Fees	None
Other Expenses (2)	0.14%

Total Annual Fund Operating Expenses	0.64%
Expense Reimbursement	(0.14%	) (3)

Net Expenses	0.50%

(1)	The Management Fee is a unified fee which includes all the costs and expenses of the Fund (other than extraordinary expenses and “Other Expenses” noted below), including accounting expenses (other than auditing fees), legal fees, transfer agent and custody services, and other expenses.
(2)	“Other Expenses” consist of the fees and expenses of the Fund’s independent trustees and their legal counsel, audit fees, and interest on any borrowings by the Fund.
(3)	The Fund’s investment advisor has contractually agreed to reimburse other expenses so that Total Annual Fund Operating Expenses do not exceed 0.50%. The advisor has agreed to keep this arrangement in place until March 1, 2009.

Expense Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses set forth

8

above remain constant as a percentage of net assets and that all dividends and distributions are reinvested in the Fund. The examples take into account the expense reimbursement described in Footnote 3 to the Fee Table. Your actual costs may be higher or lower, but based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$51	$160	$297	$741

Composite Performance

The following table sets forth composite performance data relating to the historical performance of similarly managed accounts managed by Columbia Management Advisors, Inc.’s (the “Advisor”) Large Cap Value Team of which the portfolio managers of the Fund are team members, since the dates indicated. The investment objectives, policies, strategies and risks of the accounts in the composite are substantially similar to those of the Fund. Many of the accounts, however, are not subject to certain limitations, diversification requirements and other restrictions imposed under the Investment Company Act of 1940 and the Internal Revenue Code of 1986 to which the Fund, as a registered investment company, is subject and that, if applicable to these accounts, may have adversely affected the performance results of the composite. The data is provided to illustrate the past performance of the Fund’s Advisor in managing substantially similar accounts as measured against a specified market index and does not represent the performance of the Fund. The information has not been adjusted to reflect any fees that will be payable by the Fund that are higher than the fees imposed on the accounts and will result in lower returns for the Fund. Investors should not consider this performance data as an indication of future performance of the Fund.

Average Annual Total Returns As Of December 31, 2003

	1 Year	2 Years	3 Years	5 Years
Columbia Large Cap Value Composite (1)	21.84%	-1.50%	1.86%	5.41%
Russell 1000 Value Index (2)	30.03%	4.81%	1.22%	3.56%

(1)	All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by such accounts, without provision for federal or state income taxes. The composite includes all actual, fee-paying, discretionary accounts managed by the Advisor that have investment objectives, policies, strategies and risks substantially similar to those of the Fund.
(2)	The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The index reflects the reinvestment of dividends and distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

9

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate of return an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements, which have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report along with the Fund’s financial statements, is included in the Fund’s annual report. You can request a free copy of the annual report by calling 1-800-547-1037.

Large Cap Value Fund

Period Ended July 31, 2004 (a)
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (b)	0.18
Net realized and unrealized gain on investments	0.93
Total from investment operations	1.11
Less distributions declared to shareholders:
From net investment income	(0.02)
Net asset value, end of period	$11.09
Total return (c)(d)(e)	11.15%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$47,855
Ratio of net expenses to average net assets (f)	0.50%
Ratio of net investment income to average net assets (f)	1.86%
Reimbursement (f)	0.14%
Portfolio turnover rate (e)	46%

(a)	The Fund commenced investment operations on September 10, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)	Total return at net asset value assuming all distributions reinvested.
(d)	Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(e)	Not annualized.
(f)	Annualized.

10

CMG Large Cap Growth Fund

Investment Goal

The Fund seeks long-term growth by investing primarily in large capitalization equities.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of large capitalization (large-cap) companies. Large-cap stocks are the stocks issued by companies with a market capitalization substantially similar to the market capitalization of stocks in the Russell 1000 Index. As of October 31, 2004, that index included companies with capitalizations between approximately $477 million and $360 billion. All market capitalizations are determined at the time of purchase.

The Fund will invest primarily in common stocks of companies that the Fund’s investment advisor believes offer long-term, above-average earnings growth. These companies, as compared to the overall market, tend to have attractive valuations, strong competitive positions within their industry groups and the ability to grow using internal resources. Growth stocks generally trade with higher price/earnings ratios, reflecting investors’ willingness to pay a higher share price for potentially steady or higher earnings growth.

The Fund may invest up to 15% of its assets in foreign securities, including American Depositary Receipts. In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund’s Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund’s shareholders is not required to modify or change the Fund’s investment goals or investment strategies.

Risk Factors

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

•	Management risk means that the advisor’s investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

•	Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

11

•	Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

•	Sector risk is inherent in the Fund’s investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector. An example of a sector in which the Fund may sometimes have a large portion of its assets invested is technology. Technology companies may be significantly affected by falling prices and profits, and intense competition. In addition, the rate of technological change for technology companies is generally higher than for other companies, often requiring extensive and sustained investment in research and development, and exposing such companies to the risk of rapid product obsolescence. If a company does not perform as expected, the price of its stock could decline significantly. Many technology companies are currently operating at a loss and may never be profitable.

•	Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

•	Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also cause the Fund to receive taxable income, which could increase the amount of taxes payable by Fund shareholders. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. For more information on the risks of derivative strategies, see the Fund’s Statement of Additional Information.

Your investment in the Fund is not a bank deposit and is not insured or endorsed by any bank, government agency or the FDIC. Please see “MORE ABOUT THE FUNDS” for additional information on these and other types of risks associated with investments in the Fund, as well as information on other types of investments the Fund may make and on the risks associated with those types of investments.

12

Performance History

Because the Fund is new and has not completed a full calendar year of operations, investment information related to the Fund’s performance, including a bar chart showing annual returns, has not been included in this Prospectus.

Your Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no sales loads, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. Annual fund operating expenses described in the table are paid out of the Fund’s assets and are therefore reflected in the share price and total return of the Fund.

FEE TABLE

Shareholder transaction fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that are paid out of Fund assets)
Management Fees	0.50%	(1)
Distribution and/or Service (12b-1) Fees	None
Other Expenses (2)	0.14%

Total Annual Fund Operating Expenses	0.64%
Expense Reimbursement	(0.14%	) (3)

Net Expenses	0.50%

(1)	The Management Fee is a unified fee which includes all the costs and expenses of the Fund (other than extraordinary expenses and “Other Expenses” noted below), including accounting expenses (other than auditing fees), legal fees, transfer agent and custody services, and other expenses.
(2)	“Other Expenses” consist of the fees and expenses of the Fund’s independent trustees and their legal counsel, audit fees, and interest on any borrowings by the Fund.
(3)	The Fund’s investment advisor has contractually agreed to reimburse other expenses so that Total Annual Fund Operating Expenses do not exceed 0.50%. The advisor has agreed to keep this arrangement in place until March 1, 2009.

Expense Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses set forth above remain constant as a percentage of net assets and that all dividends and distributions are reinvested in the Fund. The examples take into account the expense reimbursement described in

13

Footnote 3 to the Fee Table. Your actual costs may be higher or lower, but based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$51	$160	$297	$741

Composite Performance

The following table sets forth composite performance data relating to the historical performance of similarly managed accounts managed by the Advisor’s Large Cap Growth Team, of which the portfolio managers of the Fund are team members, since the dates indicated. The investment objectives, policies, strategies and risks of the accounts in the composite are substantially similar to those of the Fund. Many of the accounts, however, are not subject to certain limitations, diversification requirements and other restrictions imposed under the Investment Company Act of 1940 and the Internal Revenue Code of 1986 to which the Fund, as a registered investment company, is subject and that, if applicable to these accounts, may have adversely affected the performance results of the composite. The data is provided to illustrate the past performance of the Fund’s Advisor in managing substantially similar accounts as measured against a specified market index and does not represent the performance of the Fund. The information has not been adjusted to reflect any fees that will be payable by the Fund that are higher than the fees imposed on the accounts and will result in lower returns for the Fund. Investors should not consider this performance data as an indication of future performance of the Fund.

Average Annual Total Returns As Of December 31, 2003

	1 Year	2 Years	3 Years	Since Inception (1/1/00)
Columbia Large Cap Growth Composite (1)	25.96%	-8.35%	-12.92%	-11.72%
Russell 1000 Growth Index (2)	29.75%	-3.27%	-9.36%	-12.82%

(1)	All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by such accounts, without provision for federal or state income taxes. The composite includes all actual, fee-paying, discretionary accounts managed by the Advisor that have investment objectives, policies, strategies and risks substantially similar to those of the Fund.
(2)	The Russell 1000 Growth Index is a market-weighted index that measures performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index reflects the reinvestment of dividends and distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

14

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate of return an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements, which have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report along with the Fund’s financial statements, is included in the Fund’s annual report. You can request a free copy of the annual report by calling 1-800-547-1037.

Large Cap Growth Fund

Period Ended July 31, 2004 (a)
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (b)	0.03
Net realized and unrealized gain on investments	0.23
Total from investment operations	0.26
Less distributions declared to shareholders:
From net investment income	(0.01)
Net asset value, end of period	$10.25
Total return (c)(d)(e)	2.57%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$40,684
Ratio of net expenses to average net assets (f)	0.50%
Ratio of net investment income to average net assets (f)	0.31%
Reimbursement (f)	0.14%
Portfolio turnover rate (e)	114%

(a)	The Fund commenced investment operations on September 10, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)	Total return at net asset value assuming all distributions reinvested.
(d)	Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(e)	Not annualized.
(f)	Annualized.

15

CMG Mid Cap Value Fund

Investment Goal

The Fund seeks long-term growth by investing in middle capitalization equities.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of middle capitalization (mid-cap) companies. Mid-cap stocks are the stocks issued by companies with a market capitalization substantially similar to the market capitalization of stocks in the Russell Midcap Value Index. As of October 31, 2004, that index included companies with capitalizations between approximately $477 million and $20 billion. All market capitalizations are determined at the time of purchase.

When purchasing securities for the Fund, the Fund’s investment advisor will choose securities of companies it believes are undervalued.

Understanding Value Investing

In managing the Fund, the investment advisor uses a value investing strategy that focuses on buying stocks cheaply when they are undervalued or “out of favor.” The investment advisor tends to buy stocks that are attractive based on current prices and expectations for future earnings improvement from currently depressed operating levels. The investment advisor’s strategy uses fundamental business and financial analyses supported by quantitative techniques.

The Fund may invest up to 15% of its assets in foreign securities, including American Depositary Receipts. In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund’s Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund’s shareholders is not required to modify or change the Fund’s investment goals or investment strategies.

Risk Factors

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

•	Management risk means that the advisor’s investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

•

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset

16

classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

•	Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor’s opinion, undervalued. If the advisor’s assessment of a company’s prospects is wrong, the price of its stocks may fall, or may not approach the value the advisor has placed on it.

•	Sector risk is inherent in the Fund’s investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector. An example of a sector in which the Fund may sometimes have a large portion of its assets invested is technology. Technology companies may be significantly affected by falling prices and profits, and intense competition. In addition, the rate of technological change for technology companies is generally higher than for other companies, often requiring extensive and sustained investment in research and development, and exposing such companies to the risk of rapid product obsolescence. If a company does not perform as expected, the price of its stock could decline significantly. Many technology companies are currently operating at a loss and may never be profitable.

•	The securities issued by mid-cap companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

•	Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

•	Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also cause the Fund to receive taxable income, which could increase the amount of taxes payable by Fund shareholders. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. For more information on the risks of derivative strategies, see the Fund’s Statement of Additional Information.

17

Your investment in the Fund is not a bank deposit and is not insured or endorsed by any bank, government agency or the FDIC. Please see “MORE ABOUT THE FUNDS” for additional information on these and other types of risks associated with investments in the Fund, as well as information on other types of investments the Fund may make and on the risks associated with those types of investments.

Performance History

Because the Fund is new and has not completed a full calendar year of operations, investment information related to the Fund’s performance, including a bar chart showing annual returns, has not been included in this Prospectus.

Your Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no sales loads, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. Annual fund operating expenses described in the table are paid out of the Fund’s assets and are therefore reflected in the share price and total return of the Fund.

FEE TABLE

Shareholder transaction fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that are paid out of Fund assets)
Management Fees	0.70%	(1)
Distribution and/or Service (12b-1) Fees	None
Other Expenses (2)	0.20%

Total Annual Fund Operating Expenses	0.90%
Expense Reimbursement	(0.20%	) (3)

Net Expenses	0.70%

(1)	The Management Fee is a unified fee which includes all the costs and expenses of the Fund (other than extraordinary expenses and “Other Expenses” noted below), including accounting expenses (other than auditing fees), legal fees, transfer agent and custody services, and other expenses.
(2)	“Other Expenses” consist of the fees and expenses of the Fund’s independent trustees and their legal counsel, audit fees, and interest on any borrowings by the Fund.
(3)	The Fund’s investment advisor has contractually agreed to reimburse other expenses so that Total Annual Fund Operating Expenses do not exceed 0.70%. The advisor has agreed to keep this arrangement in place until March 1, 2009.

18

Expense Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses set forth above remain constant as a percentage of net assets and that all dividends and distributions are reinvested in the Fund. The examples take into account the expense reimbursement described in Footnote 3 to the Fee Table. Your actual costs may be higher or lower, but based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$72	$224	$414	$1,028

Composite Performance

The following table sets forth composite performance data relating to the historical performance of similarly managed accounts managed by the Advisor’s Mid Cap Value Team, of which the portfolio managers of the Fund are team members, since the dates indicated. The investment objectives, policies, strategies and risks of the accounts in the composite are substantially similar to those of the Fund. Many of the accounts, however, are not subject to certain limitations, diversification requirements and other restrictions imposed under the Investment Company Act of 1940 and the Internal Revenue Code of 1986 to which the Fund, as a registered investment company, is subject and that, if applicable to these accounts, may have adversely affected the performance results of the composite. The data is provided to illustrate the past performance of the Advisor in managing substantially similar accounts as measured against a specified market index and does not represent the performance of the Fund. The information has not been adjusted to reflect any fees that will be payable by the Fund that are higher than the fees imposed on the accounts and will result in lower returns for the Fund. Investors should not consider this performance data as an indication of future performance of the Fund.

Average Annual Total Returns As Of December 31, 2003

	1 Year	2 Years	Since Inception (4/1/01)
Columbia Mid Cap Value Composite (1)	27.84%	6.10%	7.03%
Russell Midcap Value Index (2)	38.07%	11.69%	8.87%

(1)	All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by such accounts, without provision for federal or state income taxes. The composite includes all actual, fee-paying, discretionary accounts managed by the Advisor that have investment objectives, policies, strategies and risks substantially similar to those of the Fund.
(2)	The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. The index reflects the reinvestment of dividends and distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

19

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate of return an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements which have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report along with the Fund’s financial statements, is included in the Fund’s annual report. You can request a free copy of the annual report by calling 1-800-547-1037.

Mid Cap Value Fund

	Year Ended July 31, 2004	Period Ended July 31, 2003 (a)
Net asset value, beginning of period	$10.69	$10.00
Income from investment operations:
Net investment income (b)	0.07	0.01
Net realized and unrealized gain on investments	1.84	0.68
Total from investment operations	1.91	0.69
Less distributions declared to shareholders:
From net investment income	(0.02)	—
From net realized gains	— (c)	—
Total distributions declared to shareholders	(0.02)	—
Net asset value, end of period	$12.58	$10.69
Total return (d)(e)	17.91%	6.90	% (f)
Ratios/Supplemental data:
Net assets, end of period (000’s)	$21,994	$2,651
Ratio of net expenses to average net assets	0.70%	0.70	% (g)
Ratio of net investment income to average net assets	0.54%	0.49	% (g)
Waiver/reimbursement	0.20%	3.61	% (g)
Portfolio turnover rate	9%	2	% (f)

(a)	The Fund commenced investment operations on May 5, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)	Rounds to less than $0.01 per share.
(d)	Total return at net asset value assuming all distributions reinvested.
(e)	Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)	Not annualized.
(g)	Annualized.

20

CMG Mid Cap Growth Fund

Investment Goal

The Fund seeks long-term growth by investing in middle capitalization equities.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of middle capitalization (mid-cap) companies. Mid-cap stocks are the stocks issued by companies with a market capitalization substantially similar to the market capitalization of stocks in the Russell Midcap Index. As of October 31, 2004, that index included companies with capitalizations between approximately $477 million and $20 billion. All market capitalizations are determined at the time of purchase.

The Fund will invest primarily in common stocks of companies that the Fund’s investment advisor believes offer long-term, above-average earnings growth. These companies, as compared to the overall market, tend to have attractive valuations, strong competitive positions within their industry groups and the ability to grow using internal resources. Growth stocks generally trade with higher price/earnings ratios, reflecting investors’ willingness to pay a higher share price for potentially steady or higher earnings growth.

The Fund may invest up to 15% of its assets in foreign securities, including American Depositary Receipts. In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund’s Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund’s shareholders is not required to modify or change the Fund’s investment goals or investment strategies.

Risk Factors

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

•	Management risk means that the advisor’s investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

•	Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

21

•	Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

•	Sector risk is inherent in the Fund’s investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector. An example of a sector in which the Fund may sometimes have a large portion of its assets invested is technology. Technology companies may be significantly affected by falling prices and profits, and intense competition. In addition, the rate of technological change for technology companies is generally higher than for other companies, often requiring extensive and sustained investment in research and development, and exposing such companies to the risk of rapid product obsolescence. If a company does not perform as expected, the price of its stock could decline significantly. Many technology companies are currently operating at a loss and may never be profitable.

•	The securities issued by mid-cap companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

•	Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

•	Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also cause the Fund to receive taxable income, which could increase the amount of taxes payable by Fund shareholders. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. For more information on the risks of derivative strategies, see the Fund’s Statement of Additional Information.

Your investment in the Fund is not a bank deposit and is not insured or endorsed by any bank, government agency or the FDIC. Please see “MORE ABOUT THE FUNDS” for additional information on these and other types of risks associated with investments in the Fund, as well as information on other types of investments the Fund may make and on the risks associated with those types of investments.

22

Performance History

Because the Fund is new and has not completed a full calendar year of operations, investment information related to the Fund’s performance, including a bar chart showing annual returns, has not been included in this Prospectus.

Your Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no sales loads, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. Annual fund operating expenses described in the table are paid out of the Fund’s assets and are therefore reflected in the share price and total return of the Fund.

FEE TABLE

Shareholder transaction fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that are paid out of Fund assets)
Management Fees	0.70%	(1)
Distribution and/or Service (12b-1) Fees	None
Other Expenses (2)	0.22%

Total Annual Fund Operating Expenses	0.92%
Expense Reimbursement	(0.22%	) (3)

Net Expenses	0.70%

(1)	The Management Fee is a unified fee which includes all the costs and expenses of the Fund (other than extraordinary expenses and “Other Expenses” noted below), including accounting expenses (other than auditing fees), legal fees, transfer agent and custody services, and other expenses.
(2)	“Other Expenses” consist of the fees and expenses of the Fund’s independent trustees and their legal counsel, audit fees, and interest on any borrowings by the Fund.
(3)	The Fund’s investment advisor has contractually agreed to reimburse other expenses so that Total Annual Fund Operating Expenses do not exceed 0.70%. The advisor has agreed to keep this arrangement in place until March 1, 2009.

23

Expense Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses set forth above remain constant as a percentage of net assets and that all dividends and distributions are reinvested in the Fund. The examples take into account the expense reimbursement described in Footnote 3 to the Fee Table. Your actual costs may be higher or lower, but based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$72	$224	$416	$1,043

Composite Performance

The following table sets forth composite performance data relating to the historical performance of similarly managed accounts managed by the Advisor’s Mid Cap Growth Team, of which the portfolio managers of the Fund are team members, since the dates indicated. The investment objectives, policies, strategies and risks of the accounts in the composite are substantially similar to those of the Fund. Many of the accounts, however, are not subject to certain limitations, diversification requirements and other restrictions imposed under the Investment Company Act of 1940 and the Internal Revenue Code of 1986 to which the Fund, as a registered investment company, is subject and that, if applicable to these accounts, may have adversely affected the performance results of the composite. The data is provided to illustrate the past performance of the Fund’s Advisor in managing substantially similar accounts as measured against a specified market index and does not represent the performance of the Fund. The information has not been adjusted to reflect any fees that will be payable by the Fund that are higher than the fees imposed on the accounts and will result in lower returns for the Fund. Investors should not consider this performance data as an indication of future performance of the Fund.

Average Annual Total Returns As Of December 31, 2003

	1 Year	2 Years	3 Years	Since Inception (7/1/99)
Columbia Mid Cap Growth Composite (1)	30.82%	-0.65%	-7.96%	-2.96%
Russell Midcap Growth Index (2)	42.71%	1.78%	-6.13%	-7.56%

(1)	All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by such accounts, without provision for federal or state income taxes. The composite includes all actual, fee-paying, discretionary accounts managed by the Advisor that have investment objectives, policies, strategies and risks substantially similar to those of the Fund.
(2)	The Russell Midcap Growth Index is a market-weighted index that measures performance of the smallest 800 companies of the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The index reflects the reinvestment of dividends and distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

24

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate of return an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements, which have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report along with the Fund’s financial statements, is included in the Fund’s annual report. You can request a free copy of the annual report by calling 1-800-597-1037.

Mid Cap Growth Fund

	Year Ended July 31, 2004	Period Ended July 31, 2003 (a)
Net asset value, beginning of period	$10.93	$10.00
Income from investment operations:
Net investment loss (b)	(0.05)	(0.01)
Net realized and unrealized gain on investments	0.17	0.94
Total from investment operations	0.12	0.93
Less distributions declared to shareholders:
From net realized gains	(0.01)	—
Net asset value, end of period	$11.04	$10.93
Total return (c)(d)	1.06%	9.30	% (e)
Ratios/Supplemental data:
Net assets, end of period (000’s)	$19,284	$2,161
Ratio of net expenses to average net assets	0.70%	0.70	% (f)
Ratio of net investment loss to average net assets	(0.38)%	(0.44	)% (f)
Waiver/reimbursement	0.22%	3.85	% (f)
Portfolio turnover rate	169%	23	% (e)

(a)	The Fund commenced investment operations on May 5, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)	Total return at net asset value assuming all distributions reinvested.
(d)	Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)	Not annualized.
(f)	Annualized.

25

CMG Small/Mid Cap Fund

Investment Goal

The Fund seeks long-term capital appreciation by investing in small and middle capitalization equities.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of mid-cap companies and small-cap companies. Generally, such companies will have a market capitalization equal to or less than 300 percent of the dollar weighted median market capitalization of the S&P MidCap 400 Index (as of October 31, 2004, securities of a company with a market capitalization of $8.68 billion or less would be eligible for purchase by the Fund under this definition).

The Fund will invest primarily in common stocks of companies that the Fund’s investment advisor believes offer long-term, above-average earnings growth. These companies, as compared to the overall market, tend to have attractive valuations, strong competitive positions within their industry groups and the ability to grow using internal resources. The Fund intends to focus on growth stocks, which generally trade with higher price/earnings ratios, reflecting investors’ willingness to pay a higher share price for potentially steady or higher earnings growth.

The Fund may invest up to 15% of its assets in foreign securities, including American Depositary Receipts. In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund’s Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund’s shareholders is not required to modify or change the Fund’s investment goals or investment strategies.

Risk Factors

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

•	Management risk means that the advisor’s investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

•	Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

26

•	Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

•	Sector risk is inherent in the Fund’s investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector. An example of a sector in which the Fund may sometimes have a large portion of its assets invested is technology. Technology companies may be significantly affected by falling prices and profits, and intense competition. In addition, the rate of technological change for technology companies is generally higher than for other companies, often requiring extensive and sustained investment in research and development, and exposing such companies to the risk of rapid product obsolescence. If a company does not perform as expected, the price of its stock could decline significantly. Many technology companies are currently operating at a loss and may never be profitable.

•	The securities issued by mid-cap companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

•	Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

•	Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

•	Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also cause the Fund to receive taxable income, which could increase the amount of taxes payable by Fund shareholders. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. For more information on the risks of derivative strategies, see the Fund’s Statement of Additional Information.

27

Your investment in the Fund is not a bank deposit and it is not insured or endorsed by any bank, government agency or the FDIC. Please see “MORE ABOUT THE FUNDS” for additional information on these and other types of risks associated with investments in the Fund, as well as information on other types of investments the Fund may make and on the risks associated with those types of investments.

Performance History

The bar chart and table below illustrate the Small/Mid Cap Fund’s annual returns as well as its long-term performance. The bar chart shows how the Fund’s performance has varied from year to year. The table compares the Fund’s performance over time to that of the Russell 2500 Index, a widely recognized unmanaged index generally considered representative of the market for small and mid-cap stocks, and the Russell 2500 Growth Index, an unmanaged index that measures the performance of those companies in the Russell 2500 Index with higher price-to-book ratios and higher forecasted growth values. Both indexes do not reflect any deduction for fees or expenses. The bar chart and table assume the reinvestment of dividends and distributions. Performance results include the effects of expense reduction arrangements. If these arrangements had not been in place, the performance results would have been lower. The Fund’s historical performance (before and after taxes) does not indicate how the Fund will perform in the future.

Small/Mid Cap Fund

Year-By-Year Total Return As Of 12/31 Each Year *

*	The Fund’s year-to-date total return as of September 30, 2004 was -5.19%

Best Quarter:	2Q ‘03	17.49%
Worst Quarter:	3Q ‘01	-20.54%

Average Annual Total Returns As Of 12/31/03

	1 year	Since Inception (12/1/00)
CMG Small/Mid Cap Fund
Return Before Taxes	37.41%	-1.85%
Return After Taxes on Distributions	37.41%	-1.85%
Return After Taxes on Distributions and Sale of Fund Shares	24.32%	-1.57%
Russell 2500 Index (1)	45.51%	8.49%
Russell 2500 Growth Index (2)	46.31%	-1.74%

28

(1)	The Russell 2500 Index is an unmanaged index generally considered representative of the market for small and mid cap stocks. The index reflects the reinvestment of dividends and distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.
(2)	The Russell 2500 Growth Index, also an unmanaged index, measures the performance of those companies in the Russell 2500 Index with higher price-to-book ratios and higher forecasted growth values. The index reflects the reinvestment of dividends and distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you hold shares of the Fund through tax-deferred accounts, such as 401(k) plans or individual retirement accounts (IRAs).

Your Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no sales loads, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. Annual fund operating expenses described in the table are paid out of the Fund’s assets and are therefore reflected in the share price and total return of the Fund.

FEE TABLE

Shareholder transaction fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that are paid out of Fund assets)
Management Fees	0.75%	(1)
Distribution and/or Service (12b-1) Fees	None
Other Expenses (2)	0.06%

Total Annual Fund Operating Expenses	0.81%
Expense Reimbursement	(0.06%	) (3)

Net Expenses	0.75%

(1)	The Management Fee is a unified fee which includes all the costs and expenses of the Fund (other than extraordinary expenses and “Other Expenses” noted below), including accounting expenses (other than auditing fees), legal fees, transfer agent and custody services, and other expenses.
(2)	“Other Expenses” consist of the fees and expenses of the Fund’s independent trustees and their legal counsel, audit fees, and interest on any borrowings by the Fund.
(3)	The Fund’s investment advisor has contractually agreed to reimburse other expenses so that Total Annual Fund Operating Expenses do not exceed 0.75%. The advisor has agreed to keep this arrangement in place until March 1, 2009.

29

Expense Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses set forth above remain constant as a percentage of net assets and that all dividends and distributions are reinvested in the Fund. The examples take into account the expense reimbursement described in Footnote 3 to the Fee Table. Your actual costs may be higher or lower, but based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$77	$240	$424	$977

30

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate of return an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements which have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report along with the Fund’s financial statements, is included in the Fund’s annual report. You can request a free copy of the annual report by calling 1-800-547-1037.

Small/Mid Cap Fund

	Year Ended July 31, 2004		Period Ended July 31, 2003 (a)		Year Ended October 31, 2002		Period Ended October 31, 2001 (b)
Net asset value, beginning of period	$8.30		$6.96		$8.00		$10.00
Income from investment operations:
Net investment loss	(0.05	) (c)	(0.03	) (c)	(0.04	) (c)	(0.02)
Net realized and unrealized gain (loss) on investments	0.52		1.37		(1.00)		(1.98)
Total from investment operations	0.47		1.34		(1.04)		(2.00)
Net asset value, end of period	$8.77		$8.30		$6.96		$8.00
Total return (d)(e)	5.66%		19.25	% (f)	(13.00)%		(20.00	)% (f)
Ratios/Supplemental data:
Net assets, end of period (000’s)	$50,662		$73,926		$54,769		$49,391
Ratio of net expenses to average net assets	0.75%		0.78	% (g)(h)	0.80	% (g)	0.80	% (g)(h)
Ratio of net investment loss to average net assets	(0.49)%		(0.50	)% (g)(h)	(0.45	)% (g)	(0.23	)% (g)(h)
Reimbursement	0.06%		0.06	% (h)	0.06%		0.17	% (h)
Portfolio turnover rate	91%		84	% (f)	125%		167	% (f)

(a)	The Fund changed its fiscal year end from October 31 to July 31.
(b)	The Fund commenced investment operations on December 1, 2000. Per share data, total return and portfolio turnover rate reflect activity from that date.
(c)	Per share data was calculated using average shares outstanding during the period.
(d)	Total return at net asset value.
(e)	Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(f)	Not annualized.
(g)	The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)	Annualized.

31

CMG Small Cap Value Fund

Investment Goal

The Fund seeks long-term growth by investing in small capitalization equities.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of small capitalization (small-cap) companies. Small-cap stocks are the stocks issued by companies with a market capitalization substantially similar to the market capitalization of stocks in the Russell 2000 Index. As of October 31, 2004, that index included companies with capitalizations between approximately $49 million and $2.9 billion. All market capitalizations are determined at the time of purchase.

When purchasing securities for the Fund, the Fund’s investment advisor will choose securities of companies it believes are undervalued.

Understanding Value Investing

In managing the Fund, the investment advisor uses a value investing strategy that focuses on buying stocks cheaply when they are undervalued or “out of favor.” The investment advisor tends to buy stocks that are attractive based on current prices, expectations for future earnings and dividend growth, and consistency of operating fundamentals. The investment advisor’s strategy uses fundamental business and financial analyses supported by quantitative techniques.

The Fund may invest up to 15% of its assets in foreign securities, including American Depositary Receipts. In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund’s Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund’s shareholders is not required to modify or change the Fund’s investment goals or investment strategies.

Risk Factors

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

•	Management risk means that the advisor’s investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

•

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day –to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities

32

issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

•	Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor’s opinion, undervalued. If the advisor’s assessment of a company’s prospects is wrong, the price of its stocks may fall, or may not approach the value the advisor has placed on it.

•	Sector risk is inherent in the Fund’s investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector. An example of a sector in which the Fund may sometimes have a large portion of its assets invested is technology. Technology companies may be significantly affected by falling prices and profits, and intense competition. In addition, the rate of technological change for technology companies is generally higher than for other companies, often requiring extensive and sustained investment in research and development, and exposing such companies to the risk of rapid product obsolescence. If a company does not perform as expected, the price of its stock could decline significantly. Many technology companies are currently operating at a loss and may never be profitable.

•	Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

•	Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

•	Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also cause the Fund to receive taxable income, which could increase the amount of taxes payable by Fund shareholders. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. For more information on the risks of derivative strategies, see the Fund’s Statement of Additional Information.

33

Your investment in the Fund is not a bank deposit and is not insured or endorsed by any bank, government agency or the FDIC. Please see “MORE ABOUT THE FUNDS” for additional information on these and other types of risks associated with investments in the Fund, as well as information on other types of investments the Fund may make and on the risks associated with those types of investments.

Performance History

Because the Fund is new and has not completed a full calendar year of operations, investment information related to the Fund’s performance, including a bar chart showing annual returns, has not been included in this Prospectus.

Your Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no sales loads, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. Annual fund operating expenses described in the table are paid out of the Fund’s assets and are therefore reflected in the share price and total return of the Fund.

FEE TABLE

Shareholder transaction fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that are paid out of Fund assets)
Management Fees	0.80%	(1)
Distribution and/or Service (12b-1) Fees	None
Other Expenses (2)	0.09%

Total Annual Fund Operating Expenses	0.89%
Expense Reimbursement	(0.09%	) (3)

Net Expenses	0.80%

(1)	The Management Fee is a unified fee which includes all the costs and expenses of the Fund (other than extraordinary expenses and “Other Expenses” noted below), including accounting expenses (other than auditing fees), legal fees, transfer agent and custody services, and other expenses.
(2)	“Other Expenses” consist of the fees and expenses of the Fund’s independent trustees and their legal counsel, audit fees, and interest on any borrowings by the Fund.
(3)	The Fund’s investment advisor has contractually agreed to reimburse other expenses so that Total Annual Fund Operating Expenses do not exceed 0.80%. The advisor has agreed to keep this arrangement in place until March 1, 2009.

Expense Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The examples also

34

assume that your investment has a 5% return each year, that the Fund’s operating expenses set forth above remain constant as a percentage of net assets and that all dividends and distributions are reinvested in the Fund. The examples take into account the expense reimbursement described in Footnote 3 to the above Fee Table. Your actual costs may be higher or lower, but based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$82	$255	$455	$1,060

Composite Performance

The following table sets forth composite performance data relating to the historical performance of similarly managed accounts managed by the Advisor’s Small Cap Value Team, of which the portfolio managers of the Fund are team members, since the dates indicated. The investment objectives, policies, strategies and risks of the accounts in the composite are substantially similar to those of the Fund. Many of the accounts, however, are not subject to certain limitations, diversification requirements and other restrictions imposed under the Investment Company Act of 1940 and the Internal Revenue Code of 1986 to which the Fund, as a registered investment company, is subject and that, if applicable to these accounts, may have adversely affected the performance results of the composite. The data is provided to illustrate the past performance of the Fund’s Advisor in managing substantially similar accounts as measured against a specified market index and does not represent the performance of the Fund. The information has not been adjusted to reflect any fees that will be payable by the Fund that are higher than the fees imposed on the accounts and will result in lower returns for the Fund. Investors should not consider this performance data as an indication of future performance of the Fund.

Average Annual Total Returns As Of December 31, 2003

	1 Year	Since Inception (7/1/02)
Columbia Small Cap Value Composite (1)	40.25%	16.24%
Russell 2000 Value Index (2)	47.25%	14.72%
Russell 2000 Index (3)	46.03%	13.30%

(1)	All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by such accounts, without provision for federal or state income taxes. The composite includes all actual, fee-paying, discretionary accounts managed by the Advisor that have investment objectives, policies, strategies and risks substantially similar to those of the Fund.
(2)	The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index reflects the reinvestment of dividends and distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.
(3)	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The index reflects the reinvestment of dividends and distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

35

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate of return an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements which have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report along with the Fund’s financial statements, is included in the Fund’s annual report. You can request a free copy of the annual report by calling 1-800-547-1037.

Small Cap Value Fund

	Year Ended July 31, 2004	Period Ended July 31, 2003 (a)
Net asset value, beginning of period	$11.29	$10.00
Income from investment operations:
Net investment income (b)	0.11	0.02
Net realized and unrealized gain on investments	2.79	1.27
Total from investment operations	2.90	1.29
Less distributions declared to shareholders:
From net investment income	(0.06)	—
From net realized gains	(0.22)	—
Total distributions declared to shareholders	(0.28)	—
Net asset value, end of period	$13.91	$11.29
Total return (c)(d)	25.79%	12.90	% (e)
Ratios/Supplemental data:
Net assets, end of period (000’s)	$40,356	$21,356
Ratio of net expenses to average net assets	0.80%	0.80	% (f)
Ratio of net investment income to average net assets	0.82%	0.66	% (f)
Waiver/reimbursement	0.09%	0.36	% (f)
Portfolio turnover rate	53%	5	% (e)

(a)	The Fund commenced investment operations on May 5, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.

(b)	Per share data was calculated using average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.

(f)	Annualized.

36

CMG Small Cap Growth Fund

Investment Goal

The Fund seeks long-term growth by investing in small capitalization equities.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of small capitalization (small-cap) companies. Small-cap stocks are the stocks issued by companies with a market capitalization substantially similar to the market capitalization of stocks in the Russell 2000 Growth Index. As of October 31, 2004, that index included companies with capitalizations between approximately $49 million and $2.9 billion. All market capitalizations are determined at the time of purchase.

The Fund will invest primarily in common stocks of companies that that Fund’s investment advisor believes offer long-term, above-average earnings growth. These companies, as compared to the overall market, tend to have attractive valuations, strong competitive positions within their industry groups and the ability to grow using internal resources. Growth stocks generally trade with higher price/earnings ratios, reflecting investors’ willingness to pay a higher share price for potentially steady or higher earnings growth.

The Fund may invest up to 15% of its assets in foreign securities, including American Depositary Receipts. In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund’s Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund’s shareholders is not required to modify or change the Fund’s investment goals or investment strategies.

Risk Factors

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

•	Management risk means that the advisor’s investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

•	Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day –to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

37

•	Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

•	Sector risk is inherent in the Fund’s investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector. An example of a sector in which the Fund may sometimes have a large portion of its assets invested is technology. Technology companies may be significantly affected by falling prices and profits, and intense competition. In addition, the rate of technological change for technology companies is generally higher than for other companies, often requiring extensive and sustained investment in research and development, and exposing such companies to the risk of rapid product obsolescence. If a company does not perform as expected, the price of its stock could decline significantly. Many technology companies are currently operating at a loss and may never be profitable.

•	Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

•	Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

•	Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also cause the Fund to receive taxable income, which could increase the amount of taxes payable by Fund shareholders. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. For more information on the risks of derivative strategies, see the Fund’s Statement of Additional Information.

Your investment in the Fund is not a bank deposit and is not insured or endorsed by any bank, government agency or the FDIC. Please see “MORE ABOUT THE FUNDS” for additional information

38

on these and other types of risks associated with investments in the Fund, as well as information on other types of investments the Fund may make and on the risks associated with those types of investments.

Performance History

Because the Fund is new and has not completed a full calendar year of operations, investment information related to the Fund’s performance, including a bar chart showing annual returns, has not been included in this Prospectus.

Your Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no sales loads, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. Annual fund operating expenses described in the table are paid out of the Fund’s assets and are therefore reflected in the share price and total return of the Fund.

FEE TABLE

Shareholder transaction fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that are paid out of Fund assets)
Management Fees	0.80%	(1)
Distribution and/or Service (12b-1) Fees	None
Other Expenses (2)	0.10%

Total Annual Fund Operating Expenses	0.90%
Expense Reimbursement	(0.10%	) (3)

Net Expenses	0.80%

(1)	The Management Fee is a unified fee which includes all the costs and expenses of the Fund (other than extraordinary expenses and “Other Expenses” noted below), including accounting expenses (other than auditing fees), legal fees, transfer agent and custody services, and other expenses.
(2)	“Other Expenses” consist of the fees and expenses of the Fund’s independent trustees and their legal counsel, audit fees, and interest on any borrowings by the Fund.
(3)	The Fund’s investment advisor has contractually agreed to reimburse other expenses so that Total Annual Fund Operating Expenses do not exceed 0.80%. The advisor has agreed to keep this arrangement in place until March 1, 2009.

Expense Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses set forth

39

above remain constant as a percentage of net assets and that all dividends and distributions are reinvested in the Fund. The examples take into account the expense reimbursement described in Footnote 3 to the Fee Table. Your actual costs may be higher or lower, but based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$82	$255	$456	$1,068

Composite Performance

The following table sets forth composite performance data relating to the historical performance of similarly managed accounts managed by the Advisor’s Diversified Small Company Team Composite, of which the portfolio managers of the Fund are team members, since the dates indicated. The investment objectives, policies, strategies and risks of the accounts in the composite are substantially similar to those of the Fund. Many of the accounts, however, are not subject to certain limitations, diversification requirements and other restrictions imposed under the Investment Company Act of 1940 and the Internal Revenue Code of 1986 to which the Fund, as a registered investment company, is subject and that, if applicable to these accounts, may have adversely affected the performance results of the composite. The data is provided to illustrate the past performance of the Fund’s Advisor in managing substantially similar accounts as measured against a specified market index and does not represent the performance of the Fund. The information has not been adjusted to reflect any fees that will be payable by the Fund that are higher than the fees imposed on the accounts and will result in lower returns for the Fund. Investors should not consider this performance data as an indication of future performance of the Fund.

Average Annual Total Returns As Of December 31, 2003

	1 Year	2 Years	3 Years	5 Years
Columbia Diversified Small Company Growth Composite (1)	43.44%	3.97%	-0.51%	7.38%
Russell 2000 Growth Index (2)	48.54%	1.78%	-2.03%	0.86%

(1)	All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by such accounts, without provision for federal or state income taxes. The composite includes all actual, fee-paying, discretionary accounts managed by the Advisor that have investment objectives, policies, strategies and risks substantially similar to those of the Fund.
(2)	The Russell 2000 Growth Index is a market-weighted index that measures performance of the 2000 smallest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. The index reflects the reinvestment of dividends and distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

40

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate of return an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements which have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report along with the Fund’s financial statements, is included in the Fund’s annual report. You can request a free copy of the annual report by calling 1-800-547-1037.

Small Cap Growth Fund

	Year Ended July 31, 2004	Period Ended July 31, 2003 (a)
Net asset value, beginning of period	$11.53	$10.00
Income from investment operations:
Net investment loss (b)	(0.08)	(0.02)
Net realized and unrealized gain on investments	1.35	1.55
Total from investment operations	1.27	1.53
Less distributions declared to shareholders:
From net realized gains	(0.81)	—
Net asset value, end of period	$11.99	$11.53
Total return (c)(d)	10.74%	15.30	% (e)
Ratios/Supplemental data:
Net assets, end of period (000’s)	$35,727	$21,006
Ratio of net expenses to average net assets	0.80%	0.80	% (f)
Ratio of net investment loss to average net assets	(0.60)%	(0.62	)% (f)
Waiver/reimbursement	0.10%	0.35	% (f)
Portfolio turnover rate	66%	37	% (e)

(a)	The Fund commenced investment operations on May 5, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)	Total return at net asset value assuming all distributions reinvested.
(d)	Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)	Not annualized.
(f)	Annualized.

41

CMG International Stock Fund

Investment Goal

The Fund seeks long-term capital appreciation.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies from at least three countries other than the United States and may invest in companies located anywhere in the world, other than the United States. The Fund’s objective is to consistently outperform the Morgan Stanley Capital International (MSCI) All Country World ex U.S. Index, a widely accepted benchmark of non-U.S. stock market performance. While the Fund’s investments are not limited as to market capitalization, the Fund intends to invest primarily in companies considered to be large and well-established, based on standards of the applicable country or foreign market. A portion of the Fund may be invested in equity securities of issuers of emerging markets. Most of the Fund’s stocks will be denominated in foreign currencies. This means that their value will be affected by changes in the exchange rate between the U.S. dollar and foreign currencies.

The investment advisor uses a combination of top-down and bottom-up analysis to identify attractive countries, economies, stock markets, industries, sectors and securities for investment. As part of this approach, the investment advisor systematically grades developed international countries on the basis of geopolitical stability and the attractiveness of the investment environment. It considers numerous macro-economic factors related to a country’s economic growth, including inflation/deflation rates, fiscal and monetary policies, currency rates, interest rates and stock market valuations. Similarly, the investment advisor looks for positive industry dynamics. It grades industries using criteria such as competitive barriers to entry, strength of secular growth trends and regulatory environment. Once the investment advisor has identified attractive regions, countries and industries for emphasis through the top-down approach, fundamental security analysis is used to evaluate the merits of individual companies being considered for investment. By utilizing this investment strategy, the investment advisor strives to anticipate and act upon economic and stock market changes, thereby generating consistent, competitive investment results over the long-term.

In addition to investing directly in foreign equity securities, the Fund may also purchase securities in the form of American Depository Receipts and Global Depository Receipts.

The Fund may invest up to 25% of its assets in smaller, less seasoned companies when these securities offer attractive opportunities consistent with the Fund’s investment goal.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund’s Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund’s shareholders is not required to modify or change the Fund’s investment goals or investment strategies.

42

Risk Factors

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

•	Management risk means that the advisor’s investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

•	Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day –to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

•	Sector risk is inherent in the Fund’s investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector. An example of a sector in which the Fund may sometimes have a large portion of its assets invested is technology. Technology companies may be significantly affected by falling prices and profits, and intense competition. In addition, the rate of technological change for technology companies is generally higher than for other companies, often requiring extensive and sustained investment in research and development, and exposing such companies to the risk of rapid product obsolescence. If a company does not perform as expected, the price of its stock could decline significantly. Many technology companies are currently operating at a loss and may never be profitable.

•	The securities issued by mid-cap companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

•	Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

•	Because the Fund invests predominantly in foreign securities, the Fund may be particularly susceptible to risks from market timers. Market timers generally attempt to take advantage of the

43

way the Fund prices its shares by trading based on market information they expect will lead to an increase in the Fund’s net asset value on the next pricing day. Market timing activity may be disruptive to Fund management and, since a market timer’s profits are effectively paid directly out of the Fund’s assets, negatively impact the investment returns of other shareholders. Although the Fund has adopted certain policies and methods intended to identify and to discourage frequent trading based on this strategy, it cannot ensure that all such activity can be identified or terminated.

•	Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

•	Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also cause the Fund to receive taxable income, which could increase the amount of taxes payable by Fund shareholders. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. For more information on the risks of derivative strategies, see the Fund’s Statement of Additional Information.

Your investment in the Fund is not a bank deposit and it is not insured or endorsed by any bank, government agency or the FDIC. Please see “MORE ABOUT THE FUNDS” for additional information on these and other types of risks associated with investments in the Fund, as well as information on other types of investments the Fund may make and on the risks associated with those types of investments.

Performance History

The bar chart and table on the following page illustrate the International Stock Fund’s annual returns as well as its long-term performance. The bar chart provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied from year to year. The table compares the Fund’s performance to that of the MSCI EAFE Index, an unmanaged index which reflects the movement of stock markets in Europe, Australasia, and the Far East by representing a broad selection of domestically listed companies within each market, and the MSCI All Country World ex U.S. Index, an unmanaged index of global stock market performance which includes developed and emerging markets but excludes the United States. Both indices do not reflect any deduction for fees or expenses. The bar chart and table assume the reinvestment of dividends and distributions. Performance results include the effects of expense reduction arrangements. If these arrangements had not been in place, the performance results would have been lower. The Fund’s historical performance (before and after taxes) does not indicate how the Fund will perform in the future.

44

International Stock Fund

Year-By-Year Total Return As Of 12/31 Each Year *

*	The Fund’s year-to-date total return as of September 30, 2004 was 0.41%

Best Quarter:	4Q ‘99	32.73%
Worst Quarter:	3Q ‘98	-18.24%

Average Annual Total Returns As Of 12/31/03

	1 year	5 years	Since Inception (2/1/94)
CMG International Stock Fund
Return Before Taxes	33.81%	2.37%	4.74%
Return After Taxes on Distributions	33.70%	1.27%	2.13%
Return After Taxes on Distributions and Sale of Fund Shares	22.09%	1.76%	3.14%
(MSCI) EAFE Index (1)	38.59%	-0.05%	3.65%	*
(MSCI) All Country World ex U.S. Index (2)	41.38%	1.54%	3.87%	*

*	Performance information is from 1/31/94.
(1)	The Morgan Stanley Capital International Europe, Australasia and Far East Index (the “MSCI EAFE Index”) is an unmanaged index representing major stock markets in Europe, Australasia and the Far East.
(2)	The Morgan Stanley Capital International All Country World Free Ex US Index (the “MSCI AC World Free Ex US Index”) is also an unmanaged index representing both developed and emerging markets of 49 countries, excluding the U.S.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you hold shares of the Fund through tax-deferred accounts, such as 401(k) plans or individual retirement accounts (IRAs).

Your Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no sales loads, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. Annual fund operating expenses described in the table are paid out of the Fund’s assets and are therefore reflected in the share price and total return of the Fund.

45

FEE TABLE

Shareholder transaction fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that are paid out of Fund assets)

Management Fees	0.75%	(1)
Distribution and/or Service (12b-1) Fees	None
Other Expenses (2)	0.05%

Total Annual Fund Operating Expenses	0.80%
Expense Reimbursement	(0.05%	) (3)

Net Expenses	0.75%

(1)	The Management Fee is a unified fee which includes all the costs and expenses of the Fund (other than extraordinary expenses and “Other Expenses” noted below), including accounting expenses (other than auditing fees), legal fees, transfer agent and custody services, and other expenses.
(2)	“Other Expenses” consist of the fees and expenses of the Fund’s independent trustees and their legal counsel, audit fees, and interest on any borrowings by the Fund.
(3)	The Fund’s investment advisor has contractually agreed to reimburse other expenses so that Total Annual Fund Operating Expenses do not exceed 0.75%. The advisor has agreed to keep this arrangement in place until March 1, 2009.

Expense Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses remain constant as a percentage of net assets and that all dividends and distributions are reinvested in the Fund. The examples take into account the expense reimbursement described in Footnote 3 to the above Fee Table. Your actual costs may be higher or lower, but based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$77	$240	$423	$970

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Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total return in each table represents the rate of return an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements, which have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report along with the Fund’s financial statements is included in the Fund’s annual report. You can request a free copy of the annual report by calling 1-800-547-1037.

International Stock Fund

	Year Ended		Period Ended
	July 31,		July 31,		Year Ended October 31,
	2004		2003 (a)		2002		2001		2000		1999
Net asset value, beginning of period	$10.33		$9.32		$10.42		$16.20		$17.86		$12.54
Income from investment operations:
Net investment income (loss)	0.14	(b)	0.11	(b)	0.02	(b)	0.03		0.04		(0.02)
Net realized and unrealized gain (loss) on investments, foreign currency and foreign capital gains tax	1.76		0.95		(1.09)		(3.09)		(0.36)		5.34
Total from investment operations	1.90		1.06		(1.07)		(3.06)		(0.32)		5.32
Less distributions declared to shareholders:
From net investment income	(0.06)		(0.05)		(0.03)		—		—		—
From net realized gains	—		—		—		(2.72)		(1.34)		—	(c)
Total distributions declared to shareholders	(0.06)		(0.05)		(0.03)		(2.72)		(1.34)		—	(c)
Net asset value, end of period	$12.17		$10.33		$9.32		$10.42		$16.20		$17.86
Total return (d)	18.40	% (e)	11.39	% (e)(f)	(10.28)%		(22.46)%		(3.58)%		42.44%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$152,251		$58,488		$20,616		$20,553		$22,975		$30,492
Ratio of net expenses to average net assets	0.75%		0.93	% (g)(h)	1.31	% (g)	1.26	% (g)	1.11	% (g)	1.31	% (g)
Ratio of net investment income (loss) to average net assets	1.16%		1.50	% (g)(h)	0.21	% (g)	0.29	% (g)	0.12	% (g)	(0.14	)% (g)
Reimbursement	0.05%		0.06	% (h)	—		—		—		—
Portfolio turnover rate	91%		59	% (f)	111%		117%		140%		96%

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(a)	The Fund changed its fiscal year end from October 31 to July 31.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)	Rounds to less than $0.01 per share.
(d)	Total return at net asset value assuming all distributions reinvested.
(e)	Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.
(f)	Not annualized.
(g)	The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)	Annualized.

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Management

Advisor

The Fund’s investment advisor is Columbia Management Advisors, Inc. (“Columbia” or the “Advisor”), 100 Federal Street, Boston, Massachusetts 02110. Columbia or its predecessor has been providing investment management and advisory services to individual and institutional clients since the early 1900’s. As of October 31, 2004, Columbia managed over $88.7 billion in assets.

Subject to the general supervision of the Trust’s Board of Trustees, the Advisor is responsible for managing the Funds in accordance with their investment goals and policies, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities, and maintains related records. The Advisor also is responsible for managing the overall investment and day-to-day operations of the Funds.

Columbia is a direct wholly-owned subsidiary of Columbia Management Group, Inc., which is an indirect wholly-owned subsidiary of Bank of America Corporation. Prior to April 1, 2004, the Advisor was an indirect wholly-owned subsidiary of Fleet Boston Corporation.

Management Fees and Portfolio Managers

Each Fund pays the Advisor an annual unified management fee based on a percentage of the average daily net assets of the Fund in return for providing investment advisory and other services. The fee paid by each Fund is set forth below. Out of the management fee, the Advisor pays all expenses of managing and operating the Funds except brokerage fees, taxes, interest, audit fees, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses. Also listed below are the portfolio managers primarily responsible for implementing the investment strategy for each Fund.

The Fund	Management Fee Paid by the Fund	Portfolio Manager for the Fund
Enhanced S&P 500® Index Fund	0.25%	Michael A. Welhoelter, CFA, has been the Portfolio Manager for the Fund since May 2004. Mr. Welhoelter has been with the Advisor since 2001 and serves as a Senior Vice President and Senior Portfolio Manager of the Structured Equity Group of the Advisor. Previously, Mr. Welhoelter served as a Portfolio Manager in the Structured Products Group of Credit Suisse Asset Management from July 1997 to October 2001. Mr. Welhoelter holds a B.A. in Computer and Information Science from Colgate University.

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The Fund	Management Fee Paid by the Fund	Portfolio Manager for the Fund
Large Cap Growth Fund	0.50%	Alexander S. Macmillan, CFA, and Paul J. Berlinguet, are the Fund’s Co-Portfolio Managers. Mr. Macmillan, who has managed the Fund since its inception, has been a Senior Vice President of the Advisor since January 2001 and is Head of the Advisor’s Large Cap Growth team. Prior to joining the Advisor in 1989 as a Vice President, Mr. Macmillan was a Vice President and Portfolio Manager/Analyst for Gardner & Preston Moss. Mr. Macmillan earned his B.A. degree and graduated cum laude from Harvard College in 1974 and earned his M.B.A. from the Amos Tuck School at Dartmouth College in 1980. Mr. Berlinguet, who has co-managed the Fund since October 2003, is the co-head of the Advisor’s Large Cap Growth team. Prior to joining the Advisor in October 2003, Mr. Berlinguet was head of the large-mid cap equity group and a Portfolio Manager at John Hancock Funds. Prior to joining John Hancock Funds in April 2001, Mr. Berlinguet was head of the Global Technology team and a large cap growth Portfolio Manager at Baring Asset Management. Mr. Berlinguet earned an M.S.M degree in Management from Lesley University and a B.S.B.A. degree in Marketing from Suffolk University.

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The Fund	Management Fee Paid by the Fund	Portfolio Manager for the Fund
Large Cap Value Fund	0.50%	Mr. Brian J. Cunningham, Mr. Greg M. Miller and Mr. Richard E. Dahlberg are the Fund’s Co-Portfolio Managers. Mr. Davis, who has co-managed the Fund since May 2003, is a Senior Vice President and an institutional equity Portfolio Manager for the Advisor. Mr. Davis has been working in the industry since 1980, first as a registered representative at both Tucker Anthony and Merrill Lynch and later joining Fleet Investment Advisors and its predecessor organizations in 1985 as a portfolio manager. Since 1991, Mr. Davis has managed institutional relationships and mutual funds in a value equity style. Mr. Davis completed his B.A. degree at American International College and his M.A. degree at the University of Connecticut. Mr. Miller, who has co-managed the Fund since May 2003, is a Senior Vice President and an equity Portfolio Manager for the Advisor. Mr. Miller has been with the Advisor and its predecessor organizations since 1985 and worked previously for Brundage, Story and Rose and as a Portfolio Manager/Analyst at Connecticut National Bank. Mr. Miller has a B.A. degree from George Washington University, an M.B.A. degree from the University of Chicago and a J.D. degree from the University of Connecticut. Mr. Dahlberg, who has co-managed the Fund since October 2003, is a Senior Portfolio Manager and head of the Large Cap Value team for Columbia Management Group. Prior to joining the Advisor in September 2003, Mr. Dahlberg transitioned the U.S. active value group at Grantham, Mayo & Van Otterloo following the departure of the lead portfolio manager. He was also involved in similar transitional situations at Pioneer Investment Management and Salomon Brothers Investment Management. Prior to that, Mr. Dahlberg spent nearly 30 years at Massachusetts Financial Services, beginning as an analyst and rising to Portfolio Manager for several mutual funds. Mr. Dahlberg earned a B.S. degree with honors from Northeastern University and an M.B.A. degree from the Wharton School at the University of Pennsylvania.

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The Fund	Management Fee Paid by the Fund	Portfolio Manager for the Fund
Mid Cap Growth Fund	0.70%	Mr. Kenneth A. Korngiebel and Mr. Trent E. Nevills are the Fund’s Co-Portfolio Managers. Mr. Korngiebel, who has co-managed the Fund since June 2004, is a Senior Vice President for the Advisor. Mr. Korngiebel has been with the Advisor since 1996. Mr. Nevills, who has co-managed the Fund since June 2004, has been with the Advisor since 2003. Previously, he was a Portfolio Manager and Principal Partner at QED Capital Management from 2000-2003. He was a Portfolio Manager and Assistant Vice President for Federated Investors from 1999-2000 and an equity analyst from 1997-1999.
Mid Cap Value Fund	0.70%	Diane L. Sobin, and David I. Hoffman, Senior Portfolio Managers of Columbia, are co-managers for the Fund and have co-managed the Fund since September 2004. Ms. Sobin has been associated with Columbia and its predecessor or affiliate organizations since August 2001. Prior to joining Columbia in August 2001, Ms. Sobin was a Senior Vice President with Zurich Scudder Investments, Inc. from February 2000 to June 2001. Before that, Ms. Sobin was a Managing Director with Chase Asset Management from July 1997 to October 1999. Mr. Hoffman has been associated with Columbia and its predecessor or affiliate organizations since August 2001. Prior to joining in August 2001, Mr. Hoffman was a Vice President with Zurich Scudder Investments, Inc. from March 1999 to July 2001. Before that, Mr. Hoffman was a Managing Director with HVB Asset Management (and related companies) from June 1991 to February 1999.
Small/Mid Cap Fund	0.75%	Mr. Kenneth A. Korngiebel and Mr. Trent E. Nevills. See Mid Cap Growth Fund above.

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The Fund	Management Fee Paid by the Fund	Portfolio Manager for the Fund
Small Cap Growth Fund	0.80%	Mr. Paul J. Berlinguet, Mr. Thomas P. Lettenberger, CFA, and Mr. Steven R. Lilly, CFA, are the Fund’s Co-Portfolio Managers. Mr. Berlinguet has managed or co-managed the Fund since November 2003. Mr. Lettenberger, who has co-managed the Fund since May 2004, is a Portfolio Manager in the Small Capitalization Growth Equities Group for the Advisor. Prior to joining the Advisor and its predecessors in 2000, he was a research analyst with William Blair from 1998 to 2000. Mr. Lettenberger earned a B.B.A. degree and a MAcc degree from the University of Michigan. Mr. Lilly, who has co-managed the Fund since May 2004, is a Portfolio Manager in the Small Capitalization Growth Equities Group for the Advisor. Mr. Lilly has been with the Advisor and its predecessors since 1995. Mr. Lilly earned a B.S. degree from Indiana University and an M.B.A. degree from the University of Chicago.
Small Cap Value Fund	0.80%	Stephen Barbaro, CFA, has been a Portfolio Manager for the Advisor since the Fund’s inception. Mr. Barbaro has served as a Senior Vice President of the Advisor and its predecessors since 1997. Mr. Barbaro joined Fleet in 1976 from Connecticut Mutual Life where he was a senior investment analyst. Mr. Barbaro earned a B.A. from Brown University and an M.B.A. from Columbia University.
International Stock Fund	0.75%	Penelope L. Burgess and Deborah F. Snee have co-managed the Fund since July 2004 and are Senior Vice Presidents of the Advisor. Ms. Burgess has been associated with Columbia or its predecessors since November 1993 and has served as an Equity Analyst for the Fund since 1997. Ms. Snee has been associated with Columbia or its predecessors since March 1999. Previously, Ms. Snee was a Portfolio Manager at Progress Investment Management and an analyst at Sit/Kim International Investments from 1993-1998.

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Information About Your Investment

YOUR ACCOUNT

Buying Shares

Shares in the Funds are available for purchase by institutional buyers seeking to invest in a diversified portfolio in a pooled environment, rather than purchase individual securities. Purchases of Fund shares may be made by two different methods, each of which is subject to minimum investment requirements described below.

First, you may purchase shares in the Funds directly by calling Columbia at 1-800-547-1037. Each Fund’s minimum initial investment requirement for investors purchasing shares directly from Columbia is $3 million. The Advisor may waive the investment minimum in its sole discretion. Subsequent investments in a Fund must be at least $2,500, however, purchase orders may be refused at the discretion of a Fund.

You may also purchase Fund shares if you are an advisory client of Columbia, or one of its affiliates, investing through a separately managed account and Columbia in its role as discretionary investment advisor purchases shares for your account. In order to invest in this manner you must have at least $1 million invested with Columbia and its affiliates. The minimum initial investment in this case is $25,000.

An advisory client with less than $10 million in assets managed by Columbia and who invests less than $3 million in a single Fund may be charged an administrative account fee by Columbia or its affiliate of $5,000 to cover the extra costs of servicing the account. The decision to charge this fee and the terms of such a fee is determined by Columbia’s head of institutional sales and client service or their representative. Clients should consult the terms of their investment management agreement with Columbia or contact their Columbia representative for more information.

The price for each Fund’s shares is the Fund’s net asset value per share (“NAV”), which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m., Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund.

Selling Shares

You may sell shares at any time. Upon redemption you will receive the Fund’s next NAV calculated after your order is accepted by the Fund’s transfer agent. You can request a redemption by calling your Columbia representative or by calling 1-800-547-1037. Redemption proceeds are normally transmitted in the manner specified in the redemption request on the business day following the effective date of the redemption. Except as provided by rules of the Securities and Exchange Commission, redemption proceeds must be transmitted to you within seven days of the redemption date.

You may also sell shares by exchanging from the Fund into shares of another fund in the Trust. To exchange by telephone, call your Columbia representative or call 1-800-547-1037.

The Fund also reserves the right to make a “redemption in kind” — pay you in portfolio securities rather than cash — if the amount you are redeeming is large enough to affect the Fund’s operations (for example, if the redemption represents more than 1% of the Fund’s assets).

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Fund Policy on Trading of Fund Shares

The interests of each Fund’s long-term shareholders may be adversely affected by certain short-term trading activity by the Fund’s shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of a Fund’s shares held by long-term shareholders and have other adverse effects on a Fund. This type of excessive short-term trading activity is referred to herein as “market-timing”. The Funds and other funds in the Trust are not intended as vehicles for market timing.

The Funds, directly and through their agents, take various steps designed to deter and curtail market timing. For example, if a Fund detects that any shareholder has conducted two “round trips” (as defined below) in the Fund that are deemed material by the Fund in any 28-day period, the Fund will generally reject the shareholder’s future purchase orders involving the Fund or any other funds in the Trust. In addition, if a Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the Fund or any other funds in the Trust, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of a Fund are not affected by any of the limits mentioned above.

For these purposes, a “round trip” is a purchase by any means into a Fund (or any fund in the Trust) followed by a redemption, of any amount, by any means out of the same Fund (or fund in the Trust). Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Funds. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. A Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting marking timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Funds’ practices discussed above.

Each of the Funds seeks to act in a manner that it believes is consistent with the best interests of its shareholders in making any judgments regarding market timing. Neither the Funds nor their agents shall be held liable for any loss resulting from rejected purchase orders.

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Pricing of Shares

Each Fund’s investments are valued based on their market value using the last sales price reported on the principal securities exchange on which the investment is traded, or, in the absence of recorded sales, at the closing bid prices on such exchanges or over the counter markets. Securities for which market values are not readily available will be valued at fair value as determined in good faith under procedures established by and monitored by the Board of Trustees.

If applicable to the Fund, securities trading in various foreign markets may take place on days when the New York Stock Exchange is closed. Further, when the New York Stock Exchange is open, the foreign markets may be closed. Therefore, the calculation of the Fund’s NAV may not take place at the same time the prices of certain securities held by the Fund are determined. In most cases, events affecting the values of portfolio securities that occur between the time their prices are determined and the close of normal trading on the New York Stock Exchange on a day the Fund’s NAV is calculated will not be reflected in the Fund’s NAV. If, however, the Advisor determines that a particular event would materially affect the Fund’s NAV, then the Advisor, under the general supervision of the Board of Trustees, will use all relevant information available to it to determine a fair value for the affected portfolio securities.

The Funds have retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a “fair value,” that value may be different from the last quoted market price for the security.

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DISTRIBUTIONS AND TAXES

Income and Capital Gain Distributions

Each Fund pays its shareholders dividends from its net investment income and generally distributes substantially all of its net realized capital gains to shareholders at least annually. The amount of capital gains distributed will depend on the amount of capital gains realized from the sale of the Fund’s portfolio securities. Dividend and capital gain distributions are declared and paid as cash dividends and reinvested in additional shares at the net asset value, as calculated after payment of the distribution, at the close of business on the dividend payment date, unless you have elected to receive the dividend or capital gain distribution in cash.

Tax Effect of Distributions and Transactions

The dividends and other distributions of each Fund are taxable to shareholders, unless your investment is in a tax-advantaged account. The tax status of any distribution is the same regardless of how long you have been in a Fund and whether you reinvest your distributions or take them as income.

In general, any distributions of dividends, interest and short term capital gains are taxable as ordinary income. Dividends that are “qualified dividend income” (as defined in the Internal Revenue Code) are eligible for a reduced rate of tax. Distributions of long-term capital gains generally are taxable as such, regardless of how long you have held your fund shares.

Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level.

Long-term capital gains rates applicable to individuals have been temporarily reduced — in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets — for taxable years beginning on or before December 31, 2008.

Each year, the Funds will send you information detailing the amount of ordinary income, capital gains, and qualified dividend income distributed to you for the previous year. The sale of shares in your account may produce gain or loss and generally is a taxable event. For tax purposes, an exchange of shares of a Fund for shares of another fund managed by the Advisor is treated as a sale of shares.

Your investment in the Funds could have additional tax consequences. Please consult your tax professional for assistance as to the possible application of foreign, state, and local income tax laws to your investment in the Funds.

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More About The Funds

INVESTMENT STRATEGY

Each Fund’s principal investment strategies and their associated risks are described in the section titled “Principal Investment Strategies” under the heading “INFORMATION ABOUT THE FUNDS” in this Prospectus. What follows is additional information about certain of the investments and strategies of the Funds and the risks associated with them. In seeking to achieve their investment goals, the Funds may invest in various types of securities and engage in various investment techniques that are not the principal focus of the Funds and therefore are not described in this Prospectus. These types of securities and investment practices are identified and discussed in the Funds’ Statement of Additional Information, which you may obtain free of charge (see back cover). Each Fund’s investment objective may not be changed without approval by a majority of the Fund’s outstanding securities. Except as otherwise noted, however, approval by a Fund’s shareholders is not required to modify or change a Fund’s investment policies or any of its investment strategies.

Portfolio Securities and Foreign Issuers

The Funds (other than the International Stock Fund) invest primarily in U.S. common stocks, but may also invest in equity securities of foreign issuers. The Funds consider securities that trade like common stocks, such as depositary receipts, convertible debt and convertible preferred stocks, to be common stocks. A convertible security generally entitles the holder to receive interest or dividends until the convertible security matures or is redeemed, converted or exchanged. The Funds may also invest in warrants, which are options to buy a stated number of underlying securities at a specified price any time during the life of the warrants. In addition, the Funds consider interests in real estate investment trusts to be common stocks.

The common stocks of foreign issuers purchased by the Funds will often be denominated in foreign currencies. This means that the value of the securities will be affected by changes in the exchange rate between the U.S. dollar and foreign currencies. Investments in foreign equity securities involve other risks such as greater fluctuations in price and less liquidity than U.S. securities and possible political or economic instability of the country of the issuer.

The Funds may also invest in the common stocks of foreign issuers by purchasing American Depositary Receipts (“ADRs”) and Global Depository Receipts (“GDRs”). ADRs in registered form are dollar-denominated securities designed for use in the U.S. securities markets. ADRs are sponsored and issued by domestic banks and represent and may be converted into underlying foreign securities deposited with the domestic bank or a correspondent bank. ADRs do not eliminate the risks inherent in investing in the securities of foreign issuers. By investing in ADRs rather than directly in the foreign security, however, the Funds may avoid currency risks during the settlement period for either purchases or sales. There is a large, liquid market in the United States for most ADRs. GDRs are receipts representing an arrangement with a European bank similar to that for ADRs. GDRs are not necessarily denominated in the currency of the underlying security.

The portfolio value of all Funds is measured in U.S. dollars. To the extent any of the Funds hold non-dollar denominated securities, the value of these securities will fluctuate as a result of changes in the exchange rates between the U.S. dollar and the currencies in which any of the foreign securities or bank deposits held by the Funds are denominated. To reduce or limit exposure to adverse change in currency exchange rates (referred to as “hedging”), the Funds may enter into forward currency

58

exchange contracts that in effect lock in a rate of exchange during the period of the forward contract. The Funds will only enter into forward contracts for hedging and not for speculation. When required by the Investment Company Act or the Securities and Exchange Commission, each Fund will “cover” its commitment under the forward contracts by segregating cash or liquid, high-grade securities with the Fund’s custodian in an amount not less than the value of the Fund’s total assets committed to the forward contracts.

The Funds may also purchase or sell foreign currencies on a “spot” (cash) basis or on a forward basis to lock in the U.S. dollar value of a transaction at the exchange rate or rates then prevailing. The Fund may use this hedging technique in an attempt to insulate itself against possible losses resulting from a change in the relationship between the U.S. dollar and the relevant foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Derivatives

Certain of the Funds may purchase derivative instruments, such as futures, options, swap contracts, and options on futures, to gain or reduce exposure to particular securities or segments of the equity markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or, in some cases, currency. A Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund’s sensitivity to changes in the prices of certain securities held by the Fund, or to offset a potential loss in one position by establishing an opposite position. A Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of equity securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

Temporary Investments

A Fund may depart from its principal investment strategy by taking temporary defensive positions in response to adverse economic or market conditions. During such times, a Fund may, but is not required to, invest in cash or investment-grade, short-term debt securities, without limit. When the Fund assumes a temporary defensive position, it may not achieve its stated investment objective.

Portfolio Turnover

The Funds are actively managed, which means a Fund’s manager may frequently buy and sell securities. There are no limits on turnover and turnover may vary significantly from year to year. The Funds generally intend to purchase securities for long-term investment, although, to a limited extent, they may purchase securities in anticipation of relatively short-term price gains. A Fund will also sell securities without regard to turnover if it believes that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically produces capital gains or losses resulting in tax consequences for Fund investors. It also increases transaction expenses, which reduce a Fund’s total return. Additionally, due to the institutional nature of the shareholders in these Funds, redemption requests are frequently large. In order to satisfy such redemption requests, a Fund may be forced to sell securities with built-in capital gains that will be taxable to shareholders.

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For More Information

You can find additional information on each Fund’s structure and performance in the following documents:

•	Annual/Semiannual Reports. While the Prospectus describes each Fund’s potential investments, these reports detail the Funds’ actual investments as of the report date. Reports include a discussion by Fund management of recent market conditions, economic trends, and Fund strategies that significantly affected each Fund’s performance during the reporting period.

•	Statement of Additional Information (“SAI”). A supplement to the Prospectus, the SAI contains further information about each Fund, its Trustees and its investment restrictions, risks and polices.

A current SAI for the Funds is on file with the Securities and Exchange Commission (“SEC”) and is incorporated into this Prospectus by reference, which means it is considered part of this Prospectus. To obtain copies of the SAI or copies of the current annual/semiannual report, without charge, or to make inquiries of the Funds, you may contact:

CMG Fund Trust

1300 S.W. Sixth Avenue

Portland, Oregon 97201

Telephone: 1-800-547-1037

Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information regarding the Funds are also on the SEC’s Internet website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the SEC’s e-mail address at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

SEC file number: 811-5857

C03/048

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CMG ENHANCED S&P 500® INDEX FUND

CMG LARGE CAP VALUE FUND

CMG LARGE CAP GROWTH FUND

CMG MID CAP VALUE FUND

CMG MID CAP GROWTH FUND

CMG SMALL/MID CAP FUND

CMG SMALL CAP VALUE FUND

CMG SMALL CAP GROWTH FUND

CMG INTERNATIONAL STOCK FUND

Portfolios of CMG Fund Trust

STATEMENT OF ADDITIONAL INFORMATION

CMG Fund Trust

1300 S.W. Sixth Avenue

P.O. Box 1350

Portland, Oregon 97207

(503) 222-3600

This Statement of Additional Information contains information relating to CMG Fund Trust (the “Trust”) and ten portfolios of the Trust, CMG Enhanced S&P 500® Index Fund, CMG Large Cap Value Fund, CMG Large Cap Growth Fund, CMG Mid Cap Value Fund, CMG Mid Cap Growth Fund, CMG Small/Mid Cap Fund, CMG Small Cap Value Fund, CMG Small Cap Growth Fund and CMG International Stock Fund (each a “Fund”, together the “Funds”).

This Statement of Additional Information is not a Prospectus. It relates to a Prospectus dated December 1, 2004 (the “Prospectus”) and should be read in conjunction with the Prospectus. Copies of the Prospectus are available without charge upon request to the Trust or by calling 1-800-547-1037.

Each Fund’s most recent Annual Report to shareholders is a separate document supplied with this Statement of Additional Information. The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

C03/052

December 1, 2004

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DESCRIPTION OF THE FUNDS

The Trust is an Oregon business Trust established under a Restated Declaration of Trust, dated October 13, 1993, as amended. The Trust is an open-end, management investment company comprised of separate portfolios, each of which is treated as a separate fund. There are 20 portfolios established under the Trust: the Funds, CMG Core Plus Bond Fund, CMG Core Bond Fund, CMG Intermediate Bond Fund, CMG Short Term Bond Fund, CMG Ultra Short Term Bond Fund, CMG Government Bond Fund, CMG Mortgage and Asset-Backed Securities Fund, CMG High Yield Fund, CMG International Bond Fund, CMG Small Cap Fund, and CMG Strategic Equity Fund. With the exception of the International Bond Fund, the CMG Mortgage and Asset-Backed Securities Fund and the CMG Core Plus Bond Fund, each Fund is diversified, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer. The investment advisor for each of the Funds is Columbia Management Advisors, Inc. (the “Advisor”). See the section entitled “INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES” for further information about the Advisor.

INVESTMENT OBJECTIVES, POLICIES AND RISKS

The investment objectives and principal investment strategies and policies of each Fund are described in the Prospectus. A Fund’s investment objective may not be changed without a vote of its outstanding voting securities. There is no assurance that a Fund will achieve its investment objectives. Under normal conditions, the Funds will invest in equity securities, including securities convertible into equity securities. What follows is additional information regarding securities in which a Fund may invest and investment practices in which it may engage. To determine whether a Fund purchases such securities or engages in such practices, and to what extent, see “Chart of Securities and Investment Practices” at the end of this “INVESTMENT OBJECTIVES, POLICIES AND RISKS” section below.

Options and Financial Futures Transactions

Each Fund may invest up to 5% of its net assets in premiums to purchase put and call exchange-traded options. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A put option gives the buyer the right to sell a security at the exercise price at any time until the expiration date. The Funds may also purchase options on securities indices. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, on exercise of the option, an amount of cash if the closing level of the securities index on which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Each Fund may enter into closing transactions, exercise its options, or permit the options to expire.

The Funds may write call options but only if such options are covered. A call option on a security is covered if written on a security the Fund owns or if the Fund has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund. If additional cash consideration is required, that

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amount will be held in a segregated account by the Fund’s custodian bank. A call option on a securities index is covered if the Fund owns securities whose price changes, in the opinion of the Advisor, are expected to be substantially similar to those of the index. A call option may also be covered in any other manner in accordance with the rules of the exchange upon which the option is traded and applicable laws and regulations. Each Fund other than Enhanced S&P 500 Index Fund may write such options on up to 25% of its net assets.

The Funds may engage in financial futures transactions. Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security or the cash value of a securities index, during a specified future period at a specified price. The Funds’ investment restrictions do not limit the percentage of the Funds’ assets that may be invested in financial futures transactions. Each Fund, however, does not intend to enter into financial futures transactions for which the aggregate initial margin exceeds 5% of the net assets of the Fund after taking into account unrealized profits and unrealized losses on any such transactions it has entered into. The Funds may engage in futures transactions only on commodities exchanges or boards of trade.

The Funds will not engage in transactions in options, financial futures contracts, or options on financial futures contracts for speculation, but only as an attempt to hedge against market conditions affecting the values of securities that the Fund owns or intends to purchase. When a Fund purchases a put on a stock index or on a stock index future not held by the Fund, the put protects the Fund against a decline in the value of all securities held by it to the extent that the stock index moves in a similar pattern to the prices of the securities held. The correlation, however, between indices and price movements of the securities in which a Fund will generally invest may be imperfect. Each Fund expects, nonetheless, that the use of put options that relate to such indices will, in certain circumstances, protect against declines in values of specific portfolio securities or a Fund’s portfolio generally. Although the purchase of a put option may partially protect a Fund from a decline in the value of a particular security or its portfolio generally, the cost of a put will reduce the potential return on the security or the portfolio if either increases in value.

Upon entering into a futures contract, each Fund will be required to deposit with its custodian, in a segregated account, cash or certain U.S. government securities, or any other portfolio assets as permitted by the Securities and Exchange Commission (“SEC”) rules and regulations in an amount known as the “initial margin.” This amount, which is subject to change, is in the nature of a performance bond or a good faith deposit on the contract and would be returned to the Fund upon termination of the futures contract, if all contractual obligations have been satisfied.

The principal risks of options and futures transactions are: (a) possible imperfect correlation between movements in the prices of options, currencies, or futures contracts and movements in the prices of the securities or currencies hedged or used for cover; (b) lack of assurance that a liquid secondary market will exist for any particular option or futures contract when needed; (c) the need for additional skills and techniques beyond those required for normal portfolio management; and (d) losses on futures contracts resulting from market movements not anticipated by the Advisor.

Foreign Currency Transactions

A Fund may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts

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(“forwards”) with terms generally of less than one year. A Fund may engage in these transactions to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of foreign securities. A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. A Fund will enter into forward contracts only for hedging purposes and not for speculation. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards will be used primarily to adjust the foreign exchange exposure of a Fund, based on the Advisor’s outlook, with a view to protecting the portfolio from adverse currency movements. Forward contracts involve other risks, including, but not limited to, significant volatility in currency markets. In addition, currency moves may not occur exactly as the Advisor expected, so use of forward contracts could adversely affect a Fund’s total return.

A Fund may purchase or sell foreign currencies on a “spot” (cash) basis or on a forward basis to lock in the U.S. dollar value of a transaction at the exchange rate or rates then prevailing. A Fund uses this hedging technique in an attempt to insulate itself against possible losses resulting from a change in the relationship between the U.S. dollar and the relevant foreign currency during the period between the date a security is purchased or sold and the date on which payment is made or received.

Hedging costs are treated as capital transactions and are not, therefore, deducted from a Fund’s dividend distribution and are not reflected in its yield. Instead these costs will, over time, be reflected in a Fund’s net asset value per share.

Hedging may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code of 1986, as amended (the “Code”). These provisions could result in an increase or decrease in the amount of taxable dividends paid by a Fund and could affect whether distributions by that Fund are classified as capital gains or ordinary income.

Foreign Securities

Foreign equity securities include common stock and preferred stock, including securities convertible into equity securities, issued by foreign companies, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). In determining whether a company is foreign, the Advisor will consider various factors including where the company is headquartered, where the company’s principal operations are located, where the company’s revenues are derived, where the principal trading market is located and the country in which the company was legally organized. The weight given to each of these factors will vary depending upon the circumstances.

Foreign equity securities, which are generally denominated in foreign currencies, involve risks not typically associated with investing in domestic securities. Foreign securities may be subject to foreign taxes that would reduce their effective yield. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the unrecovered portion of any foreign withholding taxes would reduce the income a Fund receives from its foreign investments.

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Foreign investments involve other risks, including possible political or economic instability of the country of the issuer, the difficulty of predicting international trade patterns, and the possibility of currency exchange controls. Foreign securities may also be subject to greater fluctuations in price than domestic securities. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those of domestic companies.

There is generally less government regulation of stock exchanges, brokers, and listed companies abroad than in the United States. In addition, with respect to certain foreign countries, there is a possibility of the adoption of a policy to withhold dividends at the source, or of expropriation, nationalization, confiscatory taxation, or diplomatic developments that could affect investments in those countries. Finally, in the event of default on a foreign debt obligation, it may be more difficult for a Fund to obtain or enforce a judgement against the issuers of the obligation. The Funds will normally execute their portfolio securities transactions on the principal stock exchange on which the security is traded.

The considerations noted above regarding the risk of investing in foreign securities are generally more significant for investments in emerging or developing countries, such as countries in Eastern Europe, Latin America, South America or Southeast Asia. These countries may have relatively unstable governments and securities markets in which only a small number of securities trade. Markets of developing or emerging countries may generally be more volatile than markets of developed countries. Investment in these markets may involve significantly greater risks, as well as the potential for greater gains.

ADRs in registered form are dollar-denominated securities designed for use in the U.S. securities markets. ADRs are sponsored and issued by domestic banks and represent and may be converted into underlying foreign securities deposited with the domestic bank or a correspondent bank. ADRs do not eliminate the risks inherent in investing in the securities of foreign issuers. By investing in ADRs rather than directly in the foreign security, however, a Fund may avoid currency risks during the settlement period for either purchases or sales. There is a large, liquid market in the United States for most ADRs. GDRs are receipts representing an arrangement with a major foreign bank similar to that for ADRs. GDRs are not necessarily denominated in the currency of the underlying security. While ADRs and GDRs will generally be considered foreign securities for purposes of calculation of any investment limitation placed on a Fund’s exposure to foreign securities, these securities, along with the securities of foreign companies traded on NASDAQ will not be subject to any of the restrictions placed on the Funds’ ability to invest in emerging market securities.

Additional costs may be incurred in connection with a Fund’s foreign investments. Foreign brokerage commissions are generally higher than those in the United States. Expenses may also be incurred on currency conversions when a Fund moves investments from one country to another. Increased custodian costs as well as administrative difficulties may be experienced in connection with maintaining assets in foreign jurisdictions.

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Reverse Repurchase Agreements

In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. A reverse repurchase agreement may also be viewed as the borrowing of money by the Fund and, therefore, as a form of leverage. A Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, a Fund will enter into a reverse repurchase agreement only when the interest income expected to be earned from the investment of the proceeds is greater than the interest expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each Fund will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements.

Illiquid Securities

No illiquid securities will be acquired by any of the Funds if upon the purchase more than 10% of the value of the Fund’s net assets would consist of these securities. “Illiquid securities” are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund’s net asset value. Under current interpretations of the Staff of the SEC, the following instruments in which the Fund may invest will be considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) except as stated below, restricted securities (securities whose public resale is subject to legal restrictions); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which the Fund may invest that are not readily marketable.

Each of the Funds may purchase without limit, however, certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A (“Rule 144A securities”). If a dealer or institutional trading market exists for Rule 144A securities, these securities are considered to be liquid and thus not subject to the Fund’s 10% limitation on the investment in restricted or other illiquid securities. Under the supervision of the Trustees of the Trust, the Advisor determines the liquidity of Rule 144A securities and, through reports from the Advisor, the Trustees monitor trading activity in these securities. In reaching liquidity decisions, the Advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the procedures for the transfer).

Convertible Securities and Warrants

Each Fund may invest in convertible debentures and convertible preferred stock, each convertible into common stock. Convertible debentures are interest-bearing debt securities, typically unsecured, that represent an obligation of the corporation providing the owner with claims to the corporation’s earnings and assets before common and preferred stock owners, generally on par with unsecured creditors. If unsecured, claims of convertible debenture owners would be

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inferior to claims of secured debt holders. Convertible preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims to the corporation’s earnings and assets before common stock owners, but after bond owners. Investments by the Funds in convertible debentures or convertible preferred stock would be a substitute for an investment in the underlying common stock, primarily either in circumstances where the convertible security is only available in quantities necessary to satisfy the Fund’s investment needs (for example, in the case of a new issuance of convertible securities) or where, because of financial market conditions, the conversion price of the convertible security is comparable to the price of the underlying common stock, in which case a preferred position with respect to the corporation’s earnings and assets may be preferable to holding common stock.

The Funds may also invest in warrants, which are options to buy a stated number of underlying securities at a specified price any time during the life of the warrants. The securities underlying these warrants will be the same types of securities that each Fund will invest in to achieve its investment objective of capital appreciation. The purchaser of a warrant expects the market price of the underlying security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a profit. If the market price never exceeds the purchase price plus the exercise price of the warrant before the expiration date of the warrant, the purchaser will suffer a loss equal to the purchase price of the warrant.

Real Estate Investment Trusts (“REITs”)

REITs are pooled investment vehicles that invest primarily in real estate such as shopping centers, malls, multi-family housing, or commercial property, or real estate-related loans such as mortgages. Investing in REITs involves unique risks and may be affected by changes in the value of the underlying property owned by the REIT or affected by the quality of the credit extended. REITs are significantly affected by the market for real estate and are subject to many of the same risks associated with direct ownership in real estate. Furthermore, REITs are dependent upon management skills and subject to heavy cash flow dependency.

Investments in Small and Unseasoned Companies

Unseasoned companies are companies that have limited or unprofitable operating histories, limited financial resources, and inexperienced management. In addition, small and unseasoned companies often face competition from larger or more established firms that have greater resources. Securities of small and unseasoned companies are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. To dispose of these securities, the Funds may need to sell them over an extended period or below the original purchase price. Investments by the Funds in these small or unseasoned companies may also be regarded as speculative.

Temporary Investments

When, as a result of market conditions, the Advisor determines a temporary defensive position is warranted to help preserve capital, a Fund may without limit temporarily retain cash, or invest in prime commercial paper, high-grade debt securities, securities of the U.S. Government and its agencies and instrumentalities, and high-quality money market instruments, including repurchase agreements. The International Stock Fund may invest in such securities issued by entities organized

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in the United States or any foreign country, denominated in U.S. dollars or foreign currency. When a Fund assumes a temporary defensive position, it is not invested in securities designed to achieve its investment objective.

When-Issued Securities

The Funds may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. When-issued, delayed-delivery and forward transactions generally involve the purchase of a security with payment and delivery in the future (i.e., beyond normal settlement). A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations during the time between the purchase and settlement dates. New issues of stocks and private placement securities may be sold in this manner. To the extent a Fund engages in when-issued and delayed-delivery transactions, it will do so to acquire portfolio securities consistent with its investment objectives and policies and not for investment leverage. A Fund may use spot and forward currency exchange transactions to reduce the risk associated with fluctuations in exchange rates when foreign securities are purchased or sold on a when-issued or delayed delivery basis.

Dollar Roll Transactions

A Fund may enter into “dollar roll” transactions, which consist of the sale by a Fund to a bank or broker-dealer (the “counterparty”) of securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date at an agreed price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities.

A Fund will not use such transactions for leveraging purposes and, accordingly, will segregate cash, U.S. Government securities or other high grade debt obligations in an amount sufficient to meet its purchase obligations under the transactions.

Dollar rolls may be treated for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), as borrowings of a Fund because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to a Fund. For example, while a Fund receives a fee as consideration for agreeing to repurchase the security, a Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a Fund, thereby effectively charging that Fund interest on its borrowing. Further, although a Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund’s borrowing.

Borrowing

Each Fund may borrow from a bank for temporary administrative purposes. This borrowing may be unsecured. Provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary

9

administrative purposes in excess of 5% of a Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. A Fund’s borrowings, however, may not exceed 5% of its gross assets at any time. As previously noted, a Fund also may enter into certain transactions, including reverse repurchase agreements, dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent a Fund covers its commitment under such transactions (or economically similar transaction) by the segregation of assets determined in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Loan Transactions

Loan transactions involve the lending of securities to a broker-dealer or institutional investor for use in connection with short sales, arbitrage, or other securities transactions. If made, loans of a Fund’s portfolio securities will be in conformity with applicable federal and state rules and regulations. The purpose of a qualified lending transaction is to afford a Fund the opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it.

It is the view of the Staff of the SEC that a Fund is permitted to engage in loan transactions only if the following conditions are met: (1) the Fund must receive at least 100% collateral in the form of cash, cash equivalents, e.g., U.S. Treasury bills or notes, or an irrevocable letter of credit; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the level of the collateral; (3) the Fund must be able to terminate the loan, after notice, at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower; however, if a material event affecting the investment occurs, the Trustees must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Trustees to vote proxies. Excluding items (1) and (2), these practices may be amended from time to time as regulatory provisions permit.

While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied if the borrower fails financially, loans will be made only to firms deemed by the Advisor to be of good standing and will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the risk.

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Technology Sector

The Funds may invest a significant portion of their assets in companies in the technology sector. The Funds consider technology to be a sector larger than any one industry. Accordingly, investments by any Fund in companies within the technology sector will not be considered a concentration of investments in an industry.

Chart of Securities and Investment Practices

Set forth below is a chart detailing the specific securities and investment practices for the Funds. Each of the practices engaged in by the Funds is discussed in detail in the sections of this Statement of Additional Information preceding this chart.

Securities and Investment Practices

	500 Index Fund	Large Cap Value Fund	Large Cap Growth Fund	Mid Cap Value Fund	Mid Cap Growth Fund	Small/ Mid Cap Fund	Small Cap Value Fund	Small Cap Growth Fund	Int’l Stock Fund
Domestic Equities	+	+	+	+	+	+	+	+	+
Investment Grade Securities	*	*	*	*	*	*	*	*	*
High Yield/Non-Investment Grade Securities	X	X	X	O	X	X	X	X	X
U.S. Government Securities	*	*	*	*	*	*	*	*	*
Foreign Government Securities	X	X	X	X	X	X	X	X	*
Domestic Bank Obligations	*	*	*	*	*	*	*	*	*
Commercial Paper	*	*	*	*	*	*	*	*	*
Mortgage Backed Securities	X	X	X	X	X	X	X	X	X
CMOs	X	X	X	X	X	X	X	X	X
Asset Backed Securities	X	X	X	X	X	X	X	X	X
Floating or Variable Rate	X	X	X	X	X	X	X	X	X
Loan Transactions	O	O	O	O	O	O	O	O	O
Options & Financial Futures	O	O	O	O	O	O	O	O	O
ADRs, GDRs and NASDAQ-listed foreign securities(1)	X	+	+	+	+	+	+	+	+
Foreign Equities(1)
Developed Markets(2)	NA	15%	15%	15%	15%	15%	15%	15%	+
Emerging Markets	NA	O	O	O	O	O	O	O	+
Foreign Fixed Income Securities	X	X	X	X	X	X	X	X	X
Currency Contracts
Hedging	NA	O	O	O	O	O	O	O	+
Speculation	X	X	X	X	X	X	X	X	X
Spot Basis	NA	O	O	O	O	O	O	O	+
Repurchase Agreements	O	O	O	O	O	O	O	O	O

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Securities and Investment Practices

	500 Index Fund		Large Cap Value Fund		Large Cap Growth Fund		Mid Cap Value Fund		Mid Cap Growth Fund		Small/ Mid Cap Fund		Small Cap Value Fund		Small Cap Growth Fund		Int’l Stock Fund
Restricted/ Illiquid (excluding 144A from definition of illiquid)	10%		10%		10%		10%		10%		10%		10%		10%		10%
Convertible Securities	O		+		+		+		+		+		+		+		+
Unseasoned/less than three years operating history	5	%(3)	5	%(3)	5	%(3)	5	%(3)	5	%(3)	10	%(3)	10	%(3)	10	%(3)	5	%(3)
Small Companies	O		O		O		+		+		+		+		+		O
Dollar Roll Transactions	O		O		O		O		O		O		O		O		O
REITs	O		O		O		O		O		O		O		O		O
When-Issued Securities	O		O		O		O		O		O		O		O		O
Zero Coupon/Pay in Kind	X		X		X		X		X		X		X		X		X
Municipal Bonds	X		X		X		X		X		X		X		X		X
Borrowing	5%		5%		5%		5%		5%		5%		5%		5%		5%

+	Permitted – Part of principal investment strategy
X	Not currently permitted
O	Permitted – Not a principal investment strategy
*	Temporary Investment or cash management purposes
%	Percentage of net assets (unless total assets specified) that fund may invest
NA	Not applicable
(1)	Any limitation on foreign investments includes investments in both foreign securities purchased in foreign markets and ADRs, GDRs and NASDAQ-listed foreign securities.

(2)	ADRs, GDRs and NASDAQ-listed foreign securities are not subject to this limitation, even if the issuer is headquartered in, has its principal operations in, derives its revenues from, has its principal trading market located in or was legally organized in an emerging market country.

(3)	Percentage is based on total assets.

INVESTMENT RESTRICTIONS

The following is a list of fundamental investment restrictions applicable to the Funds. The Trust may not change these restrictions without a majority vote of the outstanding securities of the applicable Fund. If a percentage limitation is adhered to at the time of the investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

CMG Enhanced S&P 500® Index Fund

The Fund may not:

1. Buy or sell physical commodities or commodities contracts or oil, gas or mineral programs, but the Fund may purchase, sell or enter into financial futures contracts and options on financial futures contracts, foreign currency forward contracts, foreign currency options, or any

12

interest rate, securities-related or foreign currency related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with the federal securities and commodities laws.

2. Concentrate investments in any industry. It may, however, (a) invest up to 25% of the value of its total assets in any one industry, (b) invest up to 100% of the value of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and (c) invest for temporary defensive purposes up to 80% of the value of its total assets in certificates of deposit (“CDs”) and banker’s acceptances with maturities not greater than one year. CDs and banker’s acceptances will be limited to domestic banks that have total assets in excess of $1 billion and are subject to regulatory supervision by the U.S. Government or state governments. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a “when-issued” basis may not exceed 20% of the total assets of the Fund.

3. Purchase or sell real estate unless acquired as the result of direct ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, including real estate investment trusts. This restriction shall not preclude the Fund from buying securities backed by mortgages on real estate or securities of companies engaged in these activities. This restriction shall not prevent the Fund from investing in real estate operating companies and companies engaged in other real estate related businesses.

4. Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the Investment Company Act of 1940 (the “1940 Act”).

5. Issue any senior security (as defined in the 1940 Act), except that a Fund may (a) engage in transactions that may result in the issuance of senior securities to the extent permitted under regulations and interpretations of the 1940 Act or an exemptive order or interpretation of the staff of the SEC; (b) acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under regulations or interpretations of the 1940 Act; (c) subject to the restrictions described in the Statement of Additional Information, borrow money as authorized by the 1940 Act; and (d) issue multiple classes of shares in accordance with regulations of the SEC.

6. Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.

7. Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, dollar roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

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The following is a list of non-fundamental investment restrictions applicable to the CMG Enhanced S&P 500® Index Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

The Fund may not:

1. Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

2. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5% of the value of the Fund’s total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

3. Invest in companies for the purpose of exercising control or management.

CMG Large Cap Value Fund

The Fund may not:

1. Buy or sell physical commodities or commodities contracts or oil, gas or mineral programs, but the Fund may purchase, sell or enter into financial futures contracts and options on financial futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with the federal securities and commodities laws.

2. Concentrate investments in any industry. It may, however, (a) invest up to 25% of the value of its total assets in any one industry, (b) invest up to 100% of the value of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and (c) invest for temporary defensive purposes up to 80% of the value of its total assets in certificates of deposit (“CDs”) and banker’s acceptances with maturities not greater than one year. CDs and banker’s acceptances will be limited to domestic banks that have total assets in excess of $1 billion and are subject to regulatory supervision by the U.S. Government or state governments. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a “when-issued” basis may not exceed 20% of the total assets of the Fund.

3. Purchase or sell real estate unless acquired as the result of direct ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, including real estate investment Trusts. This restriction shall not preclude the Fund from buying securities backed by mortgages on real estate or securities of companies engaged in these activities. This restriction shall not prevent the Fund from investing in real estate operating companies and companies engaged in other real estate related businesses.

4. Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the Investment Company Act of 1940 (the “1940 Act”).

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5. Issue any senior security (as defined in the 1940 Act), except that a Fund may (a) engage in transactions that may result in the issuance of senior securities to the extent permitted under regulations and interpretations of the 1940 Act or an exemptive order or interpretation of the staff of the SEC; (b) acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under regulations or interpretations of the 1940 Act; (c) subject to the restrictions described in the Statement of Additional Information, borrow money as authorized by the 1940 Act; and (d) issue multiple classes of shares in accordance with regulations of the SEC.

6. Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.

7. Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, dollar roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

The following is a list of non-fundamental investment restrictions applicable to the CMG Large Cap Value Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

The Fund may not:

1. Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

2. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5% of the value of the Fund’s total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

3. Invest in companies for the purpose of exercising control or management.

CMG Large Cap Growth Fund

The Fund may not:

1. Buy or sell physical commodities or commodities contracts or oil, gas or mineral programs, but the Fund may purchase, sell or enter into financial futures contracts and options on financial futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with the federal securities and commodities laws.

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2. Concentrate investments in any industry. It may, however, (a) invest up to 25% of the value of its total assets in any one industry, (b) invest up to 100% of the value of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and (c) invest for temporary defensive purposes up to 80% of the value of its total assets in certificates of deposit (“CDs”) and banker’s acceptances with maturities not greater than one year. CDs and banker’s acceptances will be limited to domestic banks that have total assets in excess of $1 billion and are subject to regulatory supervision by the U.S. Government or state governments. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a “when-issued” basis may not exceed 20% of the total assets of the Fund.

3. Purchase or sell real estate unless acquired as the result of direct ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, including real estate investment Trusts. This restriction shall not preclude the Fund from buying securities backed by mortgages on real estate or securities of companies engaged in these activities. This restriction shall not prevent the Fund from investing in real estate operating companies and companies engaged in other real estate related businesses.

4. Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the Investment Company Act of 1940 (the “1940 Act”).

5. Issue any senior security (as defined in the 1940 Act), except that a Fund may (a) engage in transactions that may result in the issuance of senior securities to the extent permitted under regulations and interpretations of the 1940 Act or an exemptive order or interpretation of the staff of the SEC; (b) acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under regulations or interpretations of the 1940 Act; (c) subject to the restrictions described in the Statement of Additional Information, borrow money as authorized by the 1940 Act; and (d) issue multiple classes of shares in accordance with regulations of the SEC.

6. Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.

7. Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, dollar roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

16

The following is a list of non-fundamental investment restrictions applicable to the CMG Large Cap Growth Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

The Fund may not:

1. Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

2. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5% of the value of the Fund’s total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

3. Invest in companies for the purpose of exercising control or management.

CMG Mid Cap Value Fund

The Fund may not:

1. Buy or sell physical commodities or commodities contracts or oil, gas or mineral programs, but the Fund may purchase, sell or enter into financial futures contracts and options on financial futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with the federal securities and commodities laws.

2. Concentrate investments in any industry. It may, however, (a) invest up to 25% of the value of its total assets in any one industry, (b) invest up to 100% of the value of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and (c) invest for temporary defensive purposes up to 80% of the value of its total assets in certificates of deposit (“CDs”) and banker’s acceptances with maturities not greater than one year. CDs and banker’s acceptances will be limited to domestic banks that have total assets in excess of $1 billion and are subject to regulatory supervision by the U.S. Government or state governments. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a “when-issued” basis may not exceed 20% of the total assets of the Fund.

3. Purchase or sell real estate unless acquired as the result of direct ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, including Real Estate Investment Trusts. This restriction shall not preclude the Fund from buying securities backed by mortgages on real estate or securities of companies engaged in these activities. This restriction shall not prevent the Fund from investing in real estate operating companies and companies engaged in other real estate related businesses.

4. Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the Investment Company Act of 1940 (the “1940 Act”).

17

5. Issue any senior security (as defined in the 1940 Act), except that a Fund may (a) engage in transactions that may result in the issuance of senior securities to the extent permitted under regulations and interpretations of the 1940 Act or an exemptive order or interpretation of the staff of the SEC; (b) acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under regulations or interpretations of the 1940 Act; (c) subject to the restrictions described in the Statement of Additional Information, borrow money as authorized by the 1940 Act; and (d) issue multiple classes of shares in accordance with regulations of the SEC.

6. Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.

7. Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, dollar roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

The following is a list of non-fundamental investment restrictions applicable to the CMG Mid Cap Value Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

The Fund may not:

1. Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

2. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5% of the value of the Fund’s total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

3. Invest in companies for the purpose of exercising control or management.

CMG Mid Cap Growth Fund

The Fund may not:

1. Buy or sell physical commodities or commodities contracts or oil, gas or mineral programs, but the Fund may purchase, sell or enter into financial futures contracts and options on financial futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with the federal securities and commodities laws.

18

2. Concentrate investments in any industry. It may, however, (a) invest up to 25% of the value of its total assets in any one industry, (b) invest up to 100% of the value of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and (c) invest for temporary defensive purposes up to 80% of the value of its total assets in certificates of deposit (“CDs”) and banker’s acceptances with maturities not greater than one year. CDs and banker’s acceptances will be limited to domestic banks that have total assets in excess of $1 billion and are subject to regulatory supervision by the U.S. Government or state governments. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a “when-issued” basis may not exceed 20% of the total assets of the Fund.

3. Purchase or sell real estate unless acquired as the result of direct ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, including real estate investment Trusts. This restriction shall not preclude the Fund from buying securities backed by mortgages on real estate or securities of companies engaged in these activities. This restriction shall not prevent the Fund from investing in real estate operating companies and companies engaged in other real estate related businesses.

4. Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the Investment Company Act of 1940 (the “1940 Act”).

5. Issue any senior security (as defined in the 1940 Act), except that a Fund may (a) engage in transactions that may result in the issuance of senior securities to the extent permitted under regulations and interpretations of the 1940 Act or an exemptive order or interpretation of the staff of the SEC; (b) acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under regulations or interpretations of the 1940 Act; (c) subject to the restrictions described in the Statement of Additional Information, borrow money as authorized by the 1940 Act; and (d) issue multiple classes of shares in accordance with regulations of the SEC.

6. Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.

7. Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, dollar roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

19

The following is a list of non-fundamental investment restrictions applicable to the CMG Mid Cap Growth Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

The Fund may not:

1. Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

2. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5% of the value of the Fund’s total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

3. Invest in companies for the purpose of exercising control or management.

CMG Small/Mid Cap Fund

The Fund may not:

1. Buy or sell commodities. The Fund may, however, invest in futures contracts relating to broadly based stock indices, subject to the restrictions set forth below in restriction 15.

2. Concentrate investments in any industry. The Fund, however, may (a) invest up to 25% of the value of its total assets in any one industry and (b) invest for temporary defensive purposes up to 100% of the value of the total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

3. Purchase or sell real estate unless acquired as the result of direct ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, including real estate investment Trusts. This restriction shall not preclude the Fund from buying securities backed by mortgages on real estate or securities of companies engaged in these activities. This restriction shall not prevent the Fund from investing in real estate operating companies and companies engaged in other real estate related businesses.

4. Make loans to other persons (except by purchase of short-term commercial paper, repurchase agreements, bonds, debentures, or other debt securities constituting part of an issue). For purposes of this restriction, the making of a loan by the Fund will not include the purchase of a portion of an issue of publicly distributed bonds, debentures, or other securities, whether or not the purchase is made upon the original issuance of the securities.

5. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of that issuer to be held in the Fund.

6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5% of the value of the total assets of the Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its agencies and instrumentalities), with reference to 75% of the assets of the Fund.

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7. Issue senior securities, bonds, or debentures.

8. Underwrite securities of other issuers, except the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the 1933 Act.

9. Borrow money in excess of 5% of its net asset value. Any borrowing must only be temporary, from banks, and for extraordinary or emergency purposes.

10. Invest its assets in the securities of any company if the purchase, at the time thereof, would cause more than 10% of the value of the Fund’s total assets to be invested in companies which have a record of less than three years of continuous operation including the operation of predecessors and parents.

11. Invest in companies for the purpose of exercising control or management.

12. Engage in short sales of securities except to the extent that such sales are “against the box”; that is, only to the extent the Fund owns the securities sold short or owns other securities convertible into an equivalent amount of securities sold short. Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 10% of the value of the Fund’s net assets may, at the time, be held as collateral for such sales.

13. Buy and sell puts and calls on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange.

The following is a list of non-fundamental investment restrictions applicable to the CMG Small/Mid Cap Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

The Fund may not:

1. Purchase illiquid securities, if upon the purchase more than 10% of the value of the Fund’s net assets would consist of these securities. See “DESCRIPTION OF THE FUNDS, INVESTMENT OBJECTIVES, POLICIES AND RISKS” for a complete discussion of illiquid securities.

CMG Small Cap Value Fund

The Fund may not:

1. Buy or sell physical commodities or commodities contracts or oil, gas or mineral programs, but the Fund may purchase, sell or enter into financial futures contracts and options on financial futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with the federal securities and commodities laws.

21

2. Concentrate investments in any industry. It may, however, (a) invest up to 25% of the value of its total assets in any one industry, (b) invest up to 100% of the value of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and (c) invest for temporary defensive purposes up to 80% of the value of its total assets in certificates of deposit (“CDs”) and banker’s acceptances with maturities not greater than one year. CDs and banker’s acceptances will be limited to domestic banks that have total assets in excess of $1 billion and are subject to regulatory supervision by the U.S. Government or state governments. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a “when-issued” basis may not exceed 20% of the total assets of the Fund.

3. Purchase or sell real estate unless acquired as the result of direct ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, including real estate investment Trusts. This restriction shall not preclude the Fund from buying securities backed by mortgages on real estate or securities of companies engaged in these activities. This restriction shall not prevent the Fund from investing in real estate operating companies and companies engaged in other real estate related businesses.

4. Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the Investment Company Act of 1940 (the “1940 Act”).

5. Issue any senior security (as defined in the 1940 Act), except that a Fund may (a) engage in transactions that may result in the issuance of senior securities to the extent permitted under regulations and interpretations of the 1940 Act or an exemptive order or interpretation of the staff of the SEC; (b) acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under regulations or interpretations of the 1940 Act; (c) subject to the restrictions described in the Statement of Additional Information, borrow money as authorized by the 1940 Act; and (d) issue multiple classes of shares in accordance with regulations of the SEC.

6. Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.

7. Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, dollar roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

22

The following is a list of non-fundamental investment restrictions applicable to the CMG Small Cap Value Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

The Fund may not:

1. Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

2. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 10% of the value of the Fund’s total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

3. Invest in companies for the purpose of exercising control or management.

CMG Small Cap Growth Fund

The Fund may not:

1. Buy or sell physical commodities or commodities contracts or oil, gas or mineral programs, but the Fund may purchase, sell or enter into financial futures contracts and options on financial futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with the federal securities and commodities laws.

2. Concentrate investments in any industry. It may, however, (a) invest up to 25% of the value of its total assets in any one industry, (b) invest up to 100% of the value of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and (c) invest for temporary defensive purposes up to 80% of the value of its total assets in certificates of deposit (“CDs”) and banker’s acceptances with maturities not greater than one year. CDs and banker’s acceptances will be limited to domestic banks that have total assets in excess of $1 billion and are subject to regulatory supervision by the U.S. Government or state governments. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a “when-issued” basis may not exceed 20% of the total assets of the Fund.

3. Purchase or sell real estate unless acquired as the result of direct ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, including real estate investment Trusts. This restriction shall not preclude the Fund from buying securities backed by mortgages on real estate or securities of companies engaged in these activities. This restriction shall not prevent the Fund from investing in real estate operating companies and companies engaged in other real estate related businesses.

4. Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the Investment Company Act of 1940 (the “1940 Act”).

23

5. Issue any senior security (as defined in the 1940 Act), except that a Fund may (a) engage in transactions that may result in the issuance of senior securities to the extent permitted under regulations and interpretations of the 1940 Act or an exemptive order or interpretation of the staff of the SEC; (b) acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under regulations or interpretations of the 1940 Act; (c) subject to the restrictions described in the Statement of Additional Information, borrow money as authorized by the 1940 Act; and (d) issue multiple classes of shares in accordance with regulations of the SEC.

6. Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.

7. Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, dollar roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

The following is a list of non-fundamental investment restrictions applicable to the CMG Small Cap Growth Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

The Fund may not:

1. Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

2. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 10% of the value of the Fund’s total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

3. Invest in companies for the purpose of exercising control or management.

CMG International Stock Fund

The Fund may not:

1. Buy or sell commodities. However, the Fund may invest in futures contracts or options on such contracts relating to broadly based stock indices, subject to the restrictions set forth below in restriction 13, and may enter into foreign currency transactions.

2. Concentrate investments in any industry. However, the Fund may (a) invest up to 25% of the value of its assets in any one industry and (b) invest for temporary defensive purposes up to 100% of the value of its assets in securities issued or guaranteed by the United States or its agencies or instrumentalities.

24

3. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies, such as real estate investment Trusts, which deal in real estate or interests therein.

4. The Fund will not make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act.

5. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of that issuer to be held by the Fund.

6. Purchase the securities of any issuer (including any foreign government issuer) if the purchase, at the time thereof, would cause more than 5% of the value of the total assets of the Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. government and its agencies and instrumentalities), with reference to 75% of the assets of the Fund.

7. Issue senior securities, bonds, or debentures.

8. Underwrite securities of other issuers, except that the International Stock Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the 1933 Act.

9. Borrow money, except temporarily for extraordinary or emergency purposes. For all amounts borrowed, the Fund will maintain an asset coverage of 300%. The Fund will not make any additional investments while borrowings exceed 5% of the Fund’s total assets.

10. Invest its funds in the securities of any company if the purchase would cause more than 5% of the value of the Fund’s total assets to be invested in companies which have a record of less than three years of continuous operation, including operation of predecessors and parents.

11. Invest in companies for the purpose of exercising control or management.

12. Engage in short sales of securities except to the extent that the Fund owns other securities convertible into an equivalent amount of such securities. Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 5% of the value of the Fund’s net assets taken at market may, at any time, be held as collateral for such sales.

13. Buy and sell puts and calls on securities, stock index futures, or options on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a recognized securities association or are listed on a recognized securities or commodities exchange or similar entity.

The following is a list of non-fundamental investment restrictions applicable to the CMG International Stock Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

25

The Fund may not:

1. Purchase illiquid securities, if upon the purchase more than 10% of the value of the Fund’s assets (taken at current value) would consist of these securities. See “DESCRIPTION OF THE FUNDS, INVESTMENT OBJECTIVES, POLICIES AND RISKS” for a complete discussion of illiquid securities.

MANAGEMENT

The Trust is managed under the general supervision of the Trustees of the Trust, which has responsibility for overseeing decisions relating to the investment policies and goals of the Funds. The names, addresses and ages of the Trustees and officers of the Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each Trustee serves for an indefinite term until the date the Trustee resigns, retires or is removed in accordance with the bylaws of the Trust. There is no family relationship between any of the Trustees.

Columbia Management Advisors, Inc. (the “Advisor”), located at 100 Federal Street, Boston, Massachusetts 02110, is the Funds’ investment advisor. The Advisor is responsible for the Funds’ management, subject to oversight by the Funds’ Board of Trustees. The Advisor is a direct wholly owned subsidiary of Columbia Management Group, Inc. (“CMG”), which is an indirect wholly owned subsidiary of Bank of America Corporation. Prior to April 1, 2004, CMG was an indirect wholly owned subsidiary of FleetBoston Financial Corporation. Effective April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America Corporation. The Advisor, a registered investment advisor, has been an investment advisor since 1969.

The “Columbia Funds Complex” (or “Fund Complex”) consists of the following funds:

The series of Columbia Funds Trust I, the series of Columbia Funds Trust II, the series of Columbia Funds Trust III, the series of Columbia Funds Trust IV, the series of Columbia Funds Trust V, the series of Columbia Funds Trust VI, the series of Columbia Funds Trust VII, the series of Liberty Variable Investment Trust and 8 closed-end management investment company portfolios (the “Liberty Funds”).

The series of Columbia Funds Trust VIII, the series of Columbia Funds Trust IX, the series of Columbia Funds Trust XI, the series of SteinRoe Variable Investment Trust (the “Stein Roe Funds”).

Two closed-end management investment company portfolios named Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (the “All-Star Funds”).

Columbia Management Multi-Strategy Hedge Fund, LLC.

Columbia Balanced Fund, Inc., Columbia Common Stock Fund, Inc., Columbia Daily Income Company, Columbia Fixed Income Securities Fund, Inc., Columbia Growth Fund, Inc., Columbia High Yield Fund, Inc., Columbia International Stock Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc.,

26

Columbia Real Estate Equity Fund, Inc., Columbia Short Term Bond Fund, Inc., Columbia Small Cap Growth Fund, Inc., Columbia Mid Cap Growth Fund, Inc., Columbia Strategic Investor Fund, Inc., Columbia Technology Fund, Inc. and the series of CMG Fund Trust (the “Columbia Funds”).

The series of The Galaxy Funds (the “Galaxy Funds”).

The series of Columbia Acorn Trust and the series of Wanger Advisors Trust (the “Acorn Funds” and “WAT Funds,” respectively).

27

Trustees and Officers

Disinterested Trustees:

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee
Douglas A. Hacker (Age 48) P.O. Box 66100 Chicago, IL 60666	Trustee	Since 1996	Executive Vice President – Strategy of United Airlines (airline) since December, 2002 (formerly President of UAL Loyalty Services (airline) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from March, 1999 to September, 2001; Senior Vice President-Finance from March, 1993 to July, 1999).	118	Orbitz, Inc. (on-line travel company)

Janet Langford Kelly (Age 46) 9534 W. Gull Lake Drive Richland, MI 49083-8530	Trustee	Since 1996	Private Investor since March, 2004 (formerly Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003; Senior Vice President, Secretary and General Counsel, Sara Lee Corporation (branded, packaged, consumer-products manufacturer) from January, 1995 to September, 1999).	118	None

Richard W. Lowry (Age 68) 10701 Charleston Drive Vero Beach, FL 32963	Trustee	Since 1995	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer))	1203	None

28

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee
Charles R. Nelson (Age 62) Department of Economics University of Washington Seattle, WA 98195	Trustee	Since 1981	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993 (formerly Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003) Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; consultant on econometric and statistical matters.	118	None

John J. Neuhauser (Age 61) 84 College Road Chestnut Hill, MA 02467-3838	Trustee	Since 1985	Academic Vice President and Dean of Faculties since August, 1999, Boston College (formerly Dean, Boston College School of Management from September, 1977 to September, 1999).	121[3,4]	Saucony, Inc. (athletic footwear)

Patrick J. Simpson (Age 60) 1120 N.W. Couch Street Tenth Floor Portland, OR 97209-4128	Trustee	Since 2000	Partner, Perkins Coie LLP. (law firm).	118	None

Thomas E. Stitzel (Age 68) 2208 Tawny Woods Place Boise, ID 83706	Trustee	Since 1998	Business Consultant since 1999 (formerly Professor of Finance from 1975 to 1999, College of Business, Boise State University); Chartered Financial Analyst.	118	None

29

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee
Thomas C. Theobald (Age 67) [5] 303 W. Madison Suite 2500 Chicago, IL 60606	Trustee and Chairman of the Board	Since 1996	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004 (formerly Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004).	118	Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services) and Ambac Financial Group (financial insurance underwriter)

Anne-Lee Verville (Age 59) 359 Stickney Hill Road Hopkinton, NH 03229	Trustee	Since 1998	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997).	119[4]	Chairman of the Board of Directors, Enesco Group, Inc. (designer, importer and distributor of giftware and collectibles)

Richard L. Woolworth (Age 63) 100 S.W. Market Street #1500 Portland, OR 97207	Trustee	Since 1991	Retired since December 2003 (formerly Chairman and Chief Executive Officer, The Regence Group (regional health insurer); Chairman and Chief Executive Officer, BlueCross BlueShield of Oregon; Certified Public Accountant, Arthur Young & Company)	118	Northwest Natural Gas Co. (natural gas service provider)

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Interested Trustees:

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee
William E. Mayer[2] (Age 64) 399 Park Avenue Suite 3204 New York, NY 10022	Trustee	Since 1994	Managing Partner, Park Avenue Equity Partners (private equity) since February, 1999 (formerly Founding Partner, Development Capital LLC from November 1996 to February, 1999).	1203	Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); First Health (healthcare); Reader’s Digest (publishing); OPENFIELD Solutions (retail industry technology provider)

[1]	As of December 31, 2003, the Columbia Complex consisted of 132 open-end and 15 closed end management investment company portfolios. In December 2000, the boards of each of the former Liberty Funds and former Stein Roe funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the “Liberty Board”). In October 2003, the trustees of on the Liberty Funds and Stein Roe Funds Board were elected to the boards of the Columbia Funds (the “Columbia Board”) and of the CMG Funds (the “CMG Funds Board”); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors/trustees of the Columbia Funds on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Funds and Stein Roe Funds Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.
[2]	Mr. Mayer is an “interested person” (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.
[3]	Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.
[4]	Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.
[5]	Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

Principal Officers:

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Christopher L. Wilson (Age 47) One Financial Center Boston, MA 02111	President	Since 2004	President of the Columbia Funds, Liberty Funds and Stein Roe Funds since October, 2004 (formerly President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. from September, 1998 to August, 2004).

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Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
J. Kevin Connaughton (Age 39) One Financial Center Boston, MA 02111	Treasurer	Since 2000	Treasurer of the Columbia Funds since October, 2003 and of the Liberty Funds, Stein Roe Funds and All-Star Funds since December, 2000; Vice President of the Advisor since April, 2003 (formerly President of the Columbia Funds, Liberty Funds and Stein Roe Funds from February, 2004 to October, 2004; Chief Accounting Officer and Controller of the Liberty Funds and of the All-Star Funds from February, 1998 to October, 2000); Treasurer of the Galaxy Funds since September, 2002; Treasurer, Columbia Management Multi-Strategy Hedge Fund, LLC since December, 2002 (formerly Vice President of Colonial Management Associates, Inc. from February, 1998 to October, 2000).

Mary Joan Hoene (Age 54) 40 West 57th Street New York, NY 10019	Senior Vice President and Chief Compliance Officer	Since 2004	Senior Vice President and Chief Compliance Officer of the Columbia Funds, Liberty Funds and Stein Roe Funds since August, 2004; Chief Compliance Officer of the All-Star Funds since August, 2004 (formerly Partner, Carter, Ledyard & Milburn LLP from January, 2001 to August, 2004; Counsel, Carter, Ledyard & Milburn LLP from November, 1999 to December, 2000; Vice President and Counsel, Equitable Life Assurance Society of the United States from April, 1998 to November, 1999).

Michael G. Clarke (Age 34) One Financial Center Boston, MA 02111	Chief Accounting Officer	Since 2004	Chief Accounting Officer of the Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds since October, 2004 (formerly Controller of the Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds from May, 2004 to October, 2004; Assistant Treasurer from June, 2002 to May, 2004; Vice President, Product Strategy & Development of the Liberty Funds and Stein Roe Funds from February, 2001 to June, 2002; Assistant Treasurer of the Liberty Funds, Stein Roe Funds and the All-Star Funds from August, 1999 to February, 2001; Audit Manager, Deloitte & Toche LLP from May, 1997 to August, 1999).

Jeffrey R. Coleman (Age 34 ) One Financial Center Boston, MA 02111	Controller	Since 2004	Controller of the Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds since October, 2004 (formerly Vice President of CDC IXIS Asset Management Services, Inc. and Deputy Treasurer of the CDC Nvest Funds and Loomis Sayles Funds from February, 2003 to September, 2004; Assistant Vice President of CDC IXIS Asset Management Services, Inc. and Assistant Treasurer of the CDC Nvest Funds from August, 2000 to February, 2003; Tax Manager of PFPC, Inc. from November, 1996 to August, 2000).

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Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
David A. Rozenson (Age 50) One Financial Center Boston, MA 02111	Secretary	Since 2003	Secretary of the Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds since December, 2003; Senior Counsel, Bank of America Corporation (formerly FleetBoston Financial Corporation) since January, 1996; Associate General Counsel, Columbia Management Group since November, 2002.

Board of Trustees

The Trustees of the Trust are responsible for overseeing decisions relating to the investment policies and objectives of the Funds. The Trust hires other parties who are responsible for the day-to-day operations of the Funds, such as the Advisor, transfer agent and custodian. The Trustees meet four times a year to review each Fund’s activities. In addition, the Trustees meet once a year for a general industry update and continuing education meeting. The Trustees have created several committees to perform specific functions for the Funds.

Audit Committee

Ms. Verville and Messrs. Hacker, Stitzel and Woolworth are members of the Audit Committee of the Board of Trustees of the Funds. Prior to October 7, 2003, Messrs. Woolworth, Simpson and Nelson and Mr. James C. George were members of the Audit Committee of the Board of Trustees of the Funds. Mr. George resigned from the Board of Trustees of the Funds on October 7, 2003. Messrs. Simpson and Nelson have assumed other committee responsibilities. The Audit Committee’s functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Funds and certain service providers. For the fiscal year ended July 31, 2004, the Audit Committee convened nine times.

Governance Committee

Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee of the Board of Trustees of the Funds. Prior to October 7, 2003, the Funds did not have a Governance Committee. The Governance Committee’s functions include recommending to the Trustees nominees for independent Trustee positions and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees’ duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Advisor. The Governance Committee will consider candidates for Trustees recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Funds. For the fiscal year ended July 31, 2004, the Governance Committee convened four times.

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Compliance Committee

Ms. Kelly, Messrs. Nelson and Simpson and Ms. Verville are members of the Compliance Committee of the Board of Trustees of the Funds. The Compliance Committee’s functions include providing oversight of the monitoring processes and controls regarding the Trust. The Committee uses legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the Trust’s investment adviser, principal underwriter and transfer agent. For the fiscal year ended July 31, 2004, the Compliance Committee convened five times.

Advisory Fees & Expenses Committee

Ms. Kelly and Messrs. Mayer, Nelson and Neuhauser are members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Funds. Prior to October 7, 2003, the Funds did not have an Advisory Fees & Expenses Committee. The Advisory Fees & Expenses Committee’s functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. For the fiscal year ended July 31, 2004, the Advisory Fees & Expenses Committee convened five times.

Investment Oversight Committees

Beginning in 2004, each Trustee of the Funds also began serving on an Investment Oversight Committee (“IOC”). Each IOC is responsible for monitoring, on an ongoing basis, a select group of funds in the Fund Complex and gives particular consideration to such matters as the Funds’ adherence to their investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the Funds attend IOC meetings from time to time to assist each IOC in its review of the Funds. Each IOC meets four times a year. The following are members of the respective IOCs and the general categories of funds which they review:

IOC #1:	Messrs. Lowry, Mayer and Neuhauser are responsible for reviewing funds in the following asset categories: Large Growth Diversified, Large Growth Concentrated, Small Growth, Outside Managed (i.e., sub-advised), Municipal and Bank Loan.

IOC #2:	Mr. Hacker and Ms. Verville are responsible for reviewing funds in the following asset categories: Large Blend, Small Blend, Foreign Stock, Fixed Income – Multi Sector, Fixed Income – Core, and Young Investor.

IOC#3:	Messrs. Theobald and Stitzel and Ms. Kelly are responsible for reviewing funds in the following asset categories: Large Value, Mid Cap Value, Small Value, Asset Allocation, High Yield and Money Market.

IOC#4:	Messrs. Nelson, Simpson and Woolworth are responsible for reviewing funds in the following asset categories: Large/MultiCap Blend, Mid Cap Growth, Small Growth, Asset Allocation, Specialty Equity and Taxable Fixed Income.

For the fiscal year ended July 31, 2004, each IOC convened two times.

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The following table sets forth the dollar range of shares owned by each Trustee as of December 31, 2003 of (i) the Funds and (ii) all of the funds in the Fund Complex.

Disinterested Trustees:

Name of Fund	Douglas A. Hacker	Janet Langford Kelly	Richard W. Lowry
CMG Small/Mid Cap Fund	None	None	None
CMG International Stock Fund	None	None	None
CMG Enhanced S&P 500 Fund	None	None	None
CMG Small Cap Value Fund	None	None	None
CMG Small Cap Growth Fund	None	None	None
CMG Mid Cap Value Fund	None	None	None
CMG Mid Cap Growth Fund	None	None	None
CMG Large Cap Growth Fund	None	None	None
CMG Large Cap Value Fund	None	None	None
Aggregate Dollar Range of Equity Securities Owned in All Funds Overseen by Trustee in Fund Complex:	Over $100,000	Over $100,000	Over $100,000

Name of Fund	Dr. Charles R. Nelson	John J. Neuhauser
CMG Small/Mid Cap Fund	None	None
CMG International Stock Fund	None	None
CMG Enhanced S&P 500 Fund	None	None
CMG Small Cap Value Fund	None	None
CMG Small Cap Growth Fund	None	None
CMG Mid Cap Value Fund	None	None
CMG Mid Cap Growth Fund	None	None
CMG Large Cap Growth Fund	None	None
CMG Large Cap Value Fund	None	None
Aggregate Dollar Range of Equity Securities Owned in All Funds Overseen by Trustee in Fund Complex:	Over $100,000	Over $100,000

Name of Fund	Patrick J. Simpson	Thomas E. Stitzel
CMG Small/Mid Cap Fund	None	None
CMG International Stock Fund	None	None
CMG Enhanced S&P 500 Fund	None	None
CMG Small Cap Value Fund	None	None
CMG Small Cap Growth Fund	None	None
CMG Mid Cap Value Fund	None	None
CMG Mid Cap Growth Fund	None	None
CMG Large Cap Growth Fund	None	None
CMG Large Cap Value Fund	None	None
Aggregate Dollar Range of Equity Securities Owned in All Funds Overseen by Trustee in Fund Complex:	$50,001-$100,000	$50,001-$100,000

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Name of Fund	Thomas C. Theobald	Anne-Lee Verville(1)	Richard W. Woolworth
CMG Small/Mid Cap Fund	None	None	None
CMG International Stock Fund	None	None	None
CMG Enhanced S&P 500 Fund	None	None	None
CMG Small Cap Value Fund	None	None	None
CMG Small Cap Growth Fund	None	None	None
CMG Mid Cap Value Fund	None	None	None
CMG Mid Cap Growth Fund	None	None	None
CMG Large Cap Growth Fund	None	None	None
CMG Large Cap Value Fund	None	None	None
Aggregate Dollar Range of Equity Securities Owned in All Funds Overseen by Trustee in Fund Complex:	Over $100,000	$0	Over $100,000

Interested Trustees:

Name of Fund	William E. Mayer
CMG Small/Mid Cap Fund	None
CMG International Stock Fund	None
CMG Enhanced S&P 500 Fund	None
CMG Small Cap Value Fund	None
CMG Small Cap Growth Fund	None
CMG Mid Cap Value Fund	None
CMG Mid Cap Growth Fund	None
CMG Large Cap Growth Fund	None
CMG Large Cap Value Fund	None
Aggregate Dollar Range of Equity Securities Owned in All Funds Overseen by Trustee in Fund Complex:	$50,001-$100,000

(1)	Ms. Verville has elected to defer her compensation as a Trustee under the deferred compensation plan for independent Trustees of the Fund Complex. The value of her deferred compensation is determined as if the amounts had been invested, as of the date of deferral, in shares of one or more funds in the Fund Complex as specified by her. At December 31, 2003, the value of her deferred compensation account exceeded $100,000.

As of December 31, 2003, none of the disinterested Trustees or members of their immediate families owned any securities of the Advisor or any other entity directly or indirectly controlling, controlled by, or under common control with the Advisor.

Approval of Investment Advisory Contract

Each of the Funds has entered into an investment advisory contract with the Advisor. The existing contract for each Fund was considered and approved by the Board and the disinterested Trustees at in-person meetings held on May 12, 2004 and October 13, 2004. The investment advisory contract is subject to annual approval of the Trustees, including a majority of disinterested Trustees. In determining the reasonableness of the advisory fees under each of the contracts, the Trustees considered several factors, including:

•	The nature and quality of services provided to the Funds’ shareholders,

•	The profitability of the advisory contract for the Advisor,

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•	Fall-out benefits realized by the Advisor from services as advisor to the Funds,

•	A comparison of fee structures with other mutual funds, and

•	The existence of economies of scale with respect to the provision of investment advice to the Funds.

In reviewing the quality of services provided by the Adviser, the Board reviewed the performance and expense rankings of the Funds as compared to their peers, based upon information compiled by Lipper, Inc. The Board reviewed the following information: (1) total expense rankings within a Fund’s expense group, (2) actual management fee rankings of a Fund within its expense group, (3) contractual management fee rankings of a Fund within its expense group and (4) performance rankings within each Fund’s peer universe for the one-, three-, five- and ten-year periods. In addition, the Board reviewed data for each Fund comparing various return rankings of the Fund versus the Fund’s actual management or total expense ranking. From this information, an overall Fund assessment ranking is made for each Fund. All of the Funds received a satisfactory ranking by the Board.

The Trustees also reviewed data related to the profitability of the Advisor with respect to its contract with each of the Funds. The Trustees considered the additional benefits to the Advisor as a result of its relationship with the Funds. The Trustees also considered the benefits to affiliates of the Advisor as the result of its management of the Funds.

After considering these and other factors, and each Fund’s specific circumstances, the Trustees concluded that each Fund’s advisory contract with the Advisor was reasonable for the Fund and in the best interests of shareholders. During their deliberation, the Trustees requested from the Advisor all information reasonably necessary for the Trustees to evaluate the advisory contract for the Funds. The disinterested Trustees were also assisted by, and met separately with, their independent counsel.

See the section entitled “INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES” for further information about the Advisor and each Fund’s investment advisory contract.

Trustee Compensation

The Trustees serve as Directors/Trustees of all open-end funds managed by the Advisor for which each Trustee will receive an annual retainer of $45,000 and attendance fees of $9,500 for each regular and special joint board meeting and $1,000 for each special telephonic joint board meeting. Beginning in December 2003, Mr. Theobald began serving as the Chairman of the Board. Mr. Theobald receives an additional annual retainer of $40,000 for serving in this capacity. All committee chairs, except the Audit Committee chair, receive an annual retainer of $5,000 and Committee chairs receive $1,500 for each special committee meeting attended on a day other than a regular joint board meeting day. The Audit Committee chair receives an annual retainer of $10,000 and receives $2,000 for each Audit Committee meeting. Committee members receive $1,500 for each special committee meeting attended on a day other than a regular joint board meeting day. Two-thirds of the Trustee fees are allocated among the Funds based on each Fund’s relative net assets and one-third of the fees is divided equally among the Funds.

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The following table sets forth compensation earned by the Funds’ Trustees for the fiscal year ended July 31, 2004. No officer of the Funds received any compensation from the Funds in 2004. The Funds do not currently provide pension or retirement plan benefits to the Trustees.

Disinterested Trustees:

Aggregate Compensation From Fund	Douglas A. Hacker(2)	Janet Langford Kelly(2)	Richard W. Lowry(2)
CMG Small/Mid Cap Fund	$360	$369	$339
CMG International Stock Fund	$488	$506	$467
CMG Enhanced S&P 500 Fund	$301	$282	$282
CMG Small Cap Value Fund	$302	$311	$284
CMG Small Cap Growth Fund	$307	$315	$289
CMG Mid Cap Value Fund	$276	$284	$260
CMG Mid Cap Growth Fund	$284	$292	$268
CMG Large Cap Growth Fund	$280	$290	$264
CMG Large Cap Value Fund	$285	$295	$268
Total Compensation from Fund Complex(1):	$125,500	$124,500	$115,750

Aggregate Compensation From Fund	Dr. Charles R. Nelson	John J. Neuhauser(2)
CMG Small/Mid Cap Fund	$366	$352
CMG International Stock Fund	$506	$485
CMG Enhanced S&P 500 Fund	$311	$293
CMG Small Cap Value Fund	$308	$296
CMG Small Cap Growth Fund	$313	$301
CMG Mid Cap Value Fund	$282	$270
CMG Mid Cap Growth Fund	$290	$279
CMG Large Cap Growth Fund	$287	$274
CMG Large Cap Value Fund	$292	$278
Total Compensation from Fund Complex(1):	$124,000	$124,668

Aggregate Compensation From Fund	Patrick J. Simpson(3)	Thomas E. Stitzel(2)
CMG Small/Mid Cap Fund	$388	$386
CMG International Stock Fund	$519	$544
CMG Enhanced S&P 500 Fund	$320	$325
CMG Small Cap Value Fund	$324	$326
CMG Small Cap Growth Fund	$329	$332
CMG Mid Cap Value Fund	$296	$297
CMG Mid Cap Growth Fund	$304	$307
CMG Large Cap Growth Fund	$299	$302
CMG Large Cap Value Fund	$304	$308
Total Compensation from Fund Complex(1):	$97,144	$129,500

Aggregate Compensation From Fund	Thomas C. Theobald(2)(4)	Anne-Lee Verville(2)(5)	Richard W. Woolworth
CMG Small/Mid Cap Fund	$480	$439	$418
CMG International Stock Fund	$612	$601	$566
CMG Enhanced S&P 500 Fund	$400	$372	$345
CMG Small Cap Value Fund	$399	$369	$349
CMG Small Cap Growth Fund	$403	$375	$355
CMG Mid Cap Value Fund	$364	$337	$319
CMG Mid Cap Growth Fund	$372	$347	$329
CMG Large Cap Growth Fund	$372	$344	$323
CMG Large Cap Value Fund	$376	$350	$328
Total Compensation from Fund Complex(1):	$155,500	$147,500	$104,644

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Interested Trustees:

Aggregate Compensation From Fund	William E. Mayer(2)
CMG Small/Mid Cap Fund	$362
CMG International Stock Fund	$501
CMG Enhanced S&P 500 Fund	$301
CMG Small Cap Value Fund	$304
CMG Small Cap Growth Fund	$309
CMG Mid Cap Value Fund	$277
CMG Mid Cap Growth Fund	$286
CMG Large Cap Growth Fund	$281
CMG Large Cap Value Fund	$286
Total Compensation from Fund Complex(1):	$127,500

(1)	As of December 31, 2003, the Columbia Funds Complex consisted of 132 open-end and 15 closed-end management investment company portfolios. Effective October 8, 2003, Patrick J. Simpson and Richard L. Woolworth were appointed to the board of Trustees of the Liberty Funds and Stein Roe Funds. Effective October 8, 2003, the Trustees of the Liberty Funds and the Stein Roe Funds were elected as directors/Trustees of the Columbia Funds. A single combined board of Trustees/directors now oversees all of the Liberty Funds, Stein Roe Funds and Columbia Funds. The All-Star Funds, Columbia Management Multi-Strategy Hedge Fund, LLC, the Galaxy Funds, the Acorn Funds and the WAT Funds each have separate boards of trustees/directors.
(2)	Each of Ms. Verville, Ms. Kelly and Messrs. Hacker, Lowry, Mayer, Neuhauser, Stitzel and Theobald was elected a Trustee of the Trust on October 7, 2003. The compensation amounts for each of them reflect their total compensation paid for service during 2003 as a Trustee or director of funds formerly known as the Liberty Funds and Stein Roe Funds that are now part of the Columbia Funds Complex.
(3)	During the fiscal year ended July 31, 2004, Mr. Simpson deferred $388, $519, $320, $324, $329, $296, $304, $299, and $304 of his compensation from the CMG Small/Mid Cap Fund, CMG International Stock Fund, CMG Enhanced S&P 500 Fund, CMG Small Cap Value Fund, CMG Small Cap Growth Fund, CMG Mid Cap Value Fund, CMG Mid Cap Growth Fund, CMG Large Cap Growth Fund, and CMG Large Cap Value, respectively, and $97,144 of his total compensation from the Fund Complex pursuant to the deferred compensation plan.
(4)	During the fiscal year ended July 31, 2004, Mr. Theobald deferred $283, $289, $234, $230, $228, $209, $208, $216, and $215 of his compensation from the CMG Small/Mid Cap Fund, CMG International Stock Fund, CMG Enhanced S&P 500 Fund, CMG Small Cap Value Fund, CMG Small Cap Growth Fund, CMG Mid Cap Value Fund, CMG Mid Cap Growth Fund, CMG Large Cap Growth Fund, and CMG Large Cap Value, respectively, and $80,000 of his total compensation from the Fund Complex pursuant to the deferred compensation plan.
(5)	During the fiscal year ended July 31, 2004, Ms. Verville deferred $173, $177, $143, $140, $139, $128, $127, $132, and $132 of her compensation from the CMG Small/Mid Cap Fund, CMG International Stock Fund, CMG Enhanced S&P 500 Fund, CMG Small Cap Value Fund, CMG Small Cap Growth Fund, CMG Mid Cap Value Fund, CMG Mid Cap Growth Fund, CMG Large Cap Growth Fund, and CMG Large Cap Value, respectively, and $56,000 of her total compensation from the Fund Complex pursuant to the deferred compensation plan.

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Share Ownership

At October 31, 2004, officers and Trustees of the Funds, in the aggregate, owned of record or beneficially less than 1% of the total outstanding shares of each of those Funds.

At October 31, 2004, to the knowledge of the Trust, the following persons owned of record more than 5% of the outstanding shares of the Funds:

Name and Address	Shares Owned at October 31, 2004
CMG ENHANCED S & P 500 INDEX FUND

FLEET NATIONAL BANK FBO CMC OMNIBUS C/C ATTN VARIOUS ACCTS PO BOX 92800 ROCHESTER NY 14692-8900	6,647,880.7200	(79.03)%

FLEET NATIONAL BANK FBO CMC OMNIBUS R/R ATTN VARIOUS ACCTS PO BOX 92800 ROCHESTER NY 14692-8900	1,125,560.6910	(13.38)%

FLEET NATIONAL BANK FBO CMC OMNIBUS C/R ATTN VARIOUS ACCTS PO BOX 92800 ROCHESTER NY 14692-8900	638,051.9210	(7.59)%

CMG LARGE CAP VALUE FUND

FLEET NATIONAL BANK FBO CMC OMNIBUS C/C ATTN VARIOUS ACCTS PO BOX 92800 ROCHESTER NY 14692-8900	2,369,475.6840	(54.63)%

FLEET NATIONAL BANK FBO CMC OMNIBUS R/R ATTN VARIOUS ACCTS PO BOX 92800 ROCHESTER NY 14692-8900	1,231,617.5180	(28.40)%

FLEET NATIONAL BANK FBO CMC OMNIBUS C/R ATTN VARIOUS ACCTS PO BOX 92800 ROCHESTER NY 14692-8900	736,228.5250	(16.97)%

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Name and Address	Shares Owned at October 31, 2004
CMG LARGE CAP GROWTH FUND

FLEET NATIONAL BANK FBO CMC OMNIBUS C/C ATTN VARIOUS ACCTS PO BOX 92800 ROCHESTER NY 14692-8900	2,490,773.0700	(61.64)%

FLEET NATIONAL BANK FBO CMC OMNIBUS C/R ATTN VARIOUS ACCTS PO BOX 92800 ROCHESTER NY 14692-8900	862,744.9420	(21.35)%

FLEET NATIONAL BANK FBO CMC OMNIBUS R/R ATTN VARIOUS ACCTS PO BOX 92800 ROCHESTER NY 14692-8900	687,400.0000	(17.01)%

CMG MID CAP VALUE FUND

FLEET NATIONAL BANK FBO CMC OMNIBUS C/C ATTN: VARIOUS ACCTS PO BOX 92800 ROCHESTER NY 14692-8900	1,054,607.5530	(60.25)%

FLEET NATIONAL BANK FBO CMC OMNIBUS C/R ATTN: VARIOUS ACCTS PO BOX 92800 ROCHESTER NY 14692-8900	360,886.9680	(20.62)%

FLEET NATIONAL BANK FBO CMC OMNIBUS R/R ATTN VARIOUS ACCTS PO BOX 92800 ROCHESTER NY 14692-8900	333,405.6470	(19.05)%

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Name and Address	Shares Owned at October 31, 2004
CMG MID CAP GROWTH FUND

FLEET NATIONAL BANK FBO CMC OMNIBUS C/C ATTN VARIOUS ACCTS PO BOX 92800 ROCHESTER NY 14692-8900	1,026,696.7170	(59.92)%

FLEET NATIONAL BANK FBO CMC OMNIBUS R/R ATTN VARIOUS ACCTS PO BOX 92800 ROCHESTER NY 14692-8900	375,802.7050	(21.93)%

FLEET NATIONAL BANK FBO CMC OMNIBUS C/R ATTN VARIOUS ACCTS PO BOX 92800 ROCHESTER NY 14692-8900	310,871.5820	(18.14)%

CMG SMALL/MID CAP FUND

MAC & CO PF #336 A/C MNFF1230012 MICRON FOUNDATION - SMID PO BOX 3198 PITTSBURGH PA 15230-3198	699,152.5420	(13.81)%

UNION BANK TR NOMINEE PF #85 WESTERN COUNCIL WC/W TOC PEN FD #311-66087 PO BOX 85484 SAN DIEGO CA 92186-5484	685,691.1470	(13.54)%

UNION BANK TR NOMINEE PF#635 FREIGHTLINER CORP PENSION PLAN #6749712001 PO BOX 85484 SAN DIEGO CA 92186-5484	606,086.4250	(11.97)%

WELLS FARGO BANK MN NA PF #255 LONGVIEW FIBRE CO PENSION TR FD #4500016001 MUTUAL FUNDS DEPT 733 MARQUETTE AVE MAC N9306-036 MINNEAPOLIS MN 55479-0001	587,227.1990	(11.60)%

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Name and Address	Shares Owned at October 31, 2004
KEY TRUST COMPANY PF# 54 OREGON WASHINGTON CARPENTERS EMPLOYERS PENSION TRUST FUND #40204400180382 PO BOX 94871 CLEVELAND OH 44101-4871	541,782.0480	(10.70)%

UNION BANK TR NOMINEE PF #124 LUMBER INDUSTRY PENSION FUND #311-23347 PO BOX 85484 SAN DIEGO, CA 92186-5484	535,647.3660	(10.58)%

US TRUST COMPANY NA PF#256 OREGON COMMUNITY FOUNDATION #75272503 4380 SW MACADAM STE 450 PORTLAND OR 97239-6407	494,014.6290	(9.76)%

BANK OF NEW YORK PF#53 OREGON SHEET METAL WORKER PEN TR #276698 ATLANTIC TERMINAL 2 HANSON PL FL 7 BROOKLYN NY 11217-1431	389,937.9000	(7.70)%

CMG SMALL CAP VALUE FUND

FLEET NATIONAL BANK FBO CMC OMNIBUS R/R ATTN VARIOUS ACCTS PO BOX 92800 ROCHESTER NY 14692-8900	1,365,553.3080	(45.28)%

FLEET NATIONAL BANK FBO CMC OMNIBUS C/C ATTN VARIOUS ACCTS PO BOX 92800 ROCHESTER NY 14692-8900	1,160,557.2880	(38.48)%

FLEET NATIONAL BANK FBO CMC OMNIBUS C/R ATTN VARIOUS ACCTS PO BOX 92800 ROCHESTER NY 14692-8900	423,500.3980	(14.04)%

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Name and Address	Shares Owned at October 31, 2004
CMG SMALL CAP GROWTH FUND
FLEET NATIONAL BANK FBO CMC OMNIBUS R/R ATTN VARIOUS ACCTS PO BOX 92800 ROCHESTER NY 14692-8900	1,632,008.6720	(51.88)%

FLEET NATIONAL BANK FBO COLUMBIA OMNIBUS C/C ATTN VARIOUS ACCTS PO BOX 92800 ROCHESTER NY 14692-8900	1,181,719.9800	(37.56)%

FLEET NATIONAL BANK FBO CMC OMNIBUS C/R ATTN VARIOUS ACCTS PO BOX 92800 ROCHESTER NY 14692-8900	255,134.7920	(8.11)%

CMG INTERNATIONAL STOCK FUND

FLEET NATIONAL BANK FBO COLUMBIA OMNIBUS C/C ATTN VARIOUS ACCTS PO BOX 92800 ROCHESTER NY 14692-8900	5,034,294.8400	(38.95)%

FLEET NATIONAL BANK FBO COLUMBIA OMNIBUS R/R ATTN VARIOUS ACCTS PO BOX 92800 ROCHESTER NY 14692-8900	4,607,663.9040	(35.65)%

FLEET NATIONAL BANK FBO COLUMBIA OMNIBUS C/R ATTN VARIOUS ACCTS PO BOX 92800 ROCHESTER NY 14692-8900	1,428,841.5830	(11.06)%

As defined by SEC rules and regulations, Fleet National Bank is a “control person” of the CMG Enhanced S&P 500 Index Fund, CMG International Stock Fund, CMG Large Cap Growth Fund, CMG Large Cap Value Fund, CMG Mid Cap Growth Fund, CMG Mid Cap Value Fund, CMG Small Cap Growth Fund, and CMG Small Cap Value Fund since it owns over 25% of the voting securities of each Fund. The fact that Fleet National Bank owns over 25% of each Fund’s voting securities means it may be able to impact the outcome of any matter in which shareholders are asked to vote.

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Proxy Voting Policy and Procedures

The Funds have delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by each Fund.

The Advisor’s policy is to vote all proxies for each client’s securities in a manner considered by the Advisor to be in the best interest of its clients, including the Funds and its shareholders, without regard to any benefit to the Advisor or its affiliates. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer’s securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to effect adversely the best interest of the Funds. The Advisor determines the best interest of the Funds in light of the potential economic return on the Funds’ investment.

The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor’s Proxy Committee determines the vote in the best interest of the Funds, without consideration of any benefit to the Advisor, its affiliates, or its other clients or certain other persons. A member of the Proxy Committee is prohibited from voting on any proposal with respect to which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has three classes of proxy proposals. The first two classes are predetermined guidelines to vote for or against specific proposals, unless otherwise directed by the Proxy Committee. The third class is proposals requiring special consideration by the Proxy Committee. In addition, the Proxy Committee considers requests to vote on proposals in the first two classes other than according to the predetermined guidelines.

The Advisor generally votes in favor of proposals related to the following matters: selection of auditors (unless the auditor receives more than 50% of its revenues from non-audit activities from the company and its affiliates), election of directors (unless the proposal gives management the ability to alter the size of the board without shareholder approval), different persons for chairman of the board /chief executive officer (unless, in light of the size of the company and the nature of its shareholder base, the role of chairman and CEO should not be held by different persons), compensation (if provisions are consistent with standard business practices), debt limits (unless proposed specifically as an anti-takeover action), indemnification (unless for negligence and or breaches of fiduciary duty), meetings, name of company, principal office (unless the purpose is to reduce regulatory or financial supervision), reports and accounts (if the certifications required by Sarbanes-Oxley Act of 2002 have been provided), par value, shares (unless proposed as an anti-takeover action), share repurchase programs, independent committees, and equal opportunity employment.

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The Advisor generally votes against proposals related to the following matters: super majority voting, cumulative voting, preferred stock, warrants, rights, poison pills, reclassification of common stock and meetings held by written consent.

The Advisor gives the following matters special consideration: new proposals, proxies of investment company shares (other than election of directors, selection of accountants), mergers/acquisitions (proposals where a hostile merger/acquisition is apparent or where the Advisor represents ownership in more than one of the companies involved), shareholder proposals (other than those covered by the predetermined guidelines), executive/director compensation (other than those covered by the predetermined guidelines), pre-emptive rights, and proxies of international issuers which block securities sales between submission of a proxy and the meeting (proposals for these securities are voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with predetermined guidelines).

In addition, if a portfolio manager or other party involved with an Advisor client or a Fund account concludes that the interest of the client or the Fund requires that a proxy be voted on a proposal other than according to the predetermined guidelines, he or she may request that the Proxy Committee consider voting the proxy differently. If any person (or entity) requests the Proxy Committee (or any of its members) to vote a proxy other than according to a predetermined guideline, that person must furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person’s (or entity’s) relationship with the party proposing the matter to shareholders or any other matter known to the person that would create a potential conflict of interest.

The Proxy Committee may vary from the predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer’s securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client’s investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted.

The Advisor’s Proxy Committee is composed of operational and investment representatives of its regional offices as well as senior representatives of equity investments, equity research, compliance and legal. During the first quarter of each year, the Proxy Committee reviews all guidelines and establishes guidelines for expected new proposals. In addition to these reviews and its other responsibilities described above, the Proxy Committee’s functions include annual review of the Advisor’s Proxy Voting Policy and Procedures to ensure consistency with internal policies and regulatory agency policies, and to develop and modify voting guidelines and procedures as it deems appropriate or necessary.

The Advisor uses Institutional Shareholder Services (“ISS”), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

The actual voting records of the Funds relating to their portfolio securities during the 12-month period ended June 30, 2004 are available without charge, upon request, by calling 1-800-547-1037, or by accessing the SEC’s website at http://www.sec.gov. The Advisor’s proxy voting guidelines and procedures are included in this Statement of Additional Information as Appendix I.

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INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES

The investment advisor to the Funds is Columbia Management Advisors, Inc. (the “Advisor”). The Advisor has entered into an investment contract with each Fund. Pursuant to the investment contract the Advisor provides research, advice, and supervision with respect to investment matters and determines what securities to purchase or sell and what portion of the Fund’s assets to invest. Under the terms of each Fund’s investment advisory agreement (except for the Small/Mid Cap Fund and International Stock Fund), the Advisor is permitted to appoint certain of its affiliates as subadvisor to perform certain of its duties, including day-to-day management of a Fund.

For its services provided to each Fund, the Advisor charges an advisory fee at an annual rate, which is accrued daily and paid monthly, calculated as a percentage of average daily net assets of the Fund. As part of the advisory fee, the Advisor has agreed to pay all of each Fund’s expenses except brokerage, taxes, interest, fees and expenses of the disinterested Trustees (including counsel fees), audit fees and extraordinary expenses (the “Unified Fee”). A description of the responsibility of the Advisor appears in the Prospectus for the Funds under the heading “MANAGEMENT.” The following table shows the advisory fee charged to these Funds by the Advisor:

Fund	Unified Advisory Fee

CMG Enhanced S&P 500® Index Fund	0.25%
CMG Large Cap Growth Fund	0.50%
CMG Large Cap Value Fund	0.50%
CMG Mid Cap Growth Fund	0.70%
CMG Mid Cap Value Fund	0.70%
CMG Small/Mid Cap Fund	0.75%
CMG Small Cap Growth Fund	0.80%
CMG Small Cap Value Fund	0.80%
CMG International Stock Fund	0.75%

Advisory fees paid to the Advisor by the Funds for the fiscal year ended July 31, 2004, the fiscal period ended July 31, 2003, and fiscal years ended October 31, 2002 and 2001 were as follows:

	2004	2003	2002	2001
CMG Enhanced S&P 500® Index Fund*	$154,552	$2,429	—	—
CMG Large Cap Growth Fund ***	$148,272	—	—	—
CMG Large Cap Value Fund***	$153,985	—	—	—
CMG Mid Cap Growth Fund*	$94,471	$2,671
CMG Mid Cap Value Fund*	$104,971	$2,854	—	—
CMG Small/Mid Cap Fund**	$565,283	$351,050	$479,380	$342,695
CMG Small Cap Growth Fund*	$247,119	$33,104	—	—
CMG Small Cap Value Fund*	$275,569	$32,483	—	—
CMG International Stock Fund	$861,837	$200,181	$173,724	$159,023

*	These Funds commenced operations on May 5, 2003.

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**	This Fund commenced operations on December 1, 2000.
***	These Funds commenced operations on September 10, 2003.

Prior to the adoption of an amendment to the Small/Mid Cap Fund’s investment advisory agreement on January 29, 2003, the Advisor was contractually obligated under the terms of its advisory agreement to reimburse the Small/Mid Cap Fund through October 31, 2004 for ordinary expenses to the extent the expenses of the Fund, including the management fee, exceeded 0.80% of the Fund’s average daily net assets. For the periods ended October 31, 2001 and October 31, 2002, the Fund’s ratio of total expenses to average net assets before the contractual reimbursement by the Advisor was 0.97% and 0.86%, respectively.

Transfer Agent Agreement

Columbia Funds Services, Inc. (“CFS”) acts as transfer agent and dividend crediting agent for each Fund. Its address is P.O. Box 1722, Boston, Massachusetts 02105-1722. CFS has retained the services of Boston Financial Data Services to assist it in performing its transfer agent functions. It records and disburses dividends for the Funds. The transfer agent fee is an annual charge of $28.00 per open account. The annual transfer agent fee together with all out-of-pocket expenses incurred by a Fund are paid by the Advisor as part of the Unified Fee. Accordingly, none of the Funds paid CFS any transfer agent fees for the fiscal year ended July 31, 2004.

Pricing and Bookkeeping Agreement

The Advisor performs certain administrative services for the Funds pursuant to a Pricing and Bookkeeping Agreement (“Agreement”). Under the terms of the Agreement, the Advisor (a) provides fund accounting and financial reporting oversight of State Street Bank and Trust, who provides the daily fund accounting and financial reporting services; (b) maintains and preserves in a secure manner the accounting records of the Funds; (c) provides fund administration, including daily prospectus, investment restrictions and Investment Company Act of 1940 compliance review, tax and distribution management, expense budgeting, performance reporting and statistical analysis, financial reporting and board reporting; and (d) provides disaster planning. None of the Funds is charged a fee for these services.

Principal Underwriter

Columbia Financial Center Incorporated (“Columbia Financial”), a registered securities broker and a member of the National Association of Securities Dealers, Inc., and an affiliate of the Advisor, is the principal underwriter for the Funds, and is authorized under a distribution agreement with the Trust to sell shares of the Funds. Columbia Financial does not charge any fees or commissions to the Funds or to shareholders of the Funds for the sale of shares of the Funds.

Each of the Advisor, CFS and Columbia Financial are indirect wholly owned subsidiaries of Bank of America Corporation (“Bank America”). Bank America and its affiliates provide a wide range of banking, financial, and investment products and services to individuals and businesses. Their principal activities include customer and commercial banking, mortgage lending and servicing, Trust administration, investment management, retirement plan services, brokerage and clearing services, securities underwriting, private and corporate financing and advisory activities, and insurance services.

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PORTFOLIO TRANSACTIONS

Each Fund will not generally invest in securities for short-term capital appreciation but, when business and economic conditions, market prices, or the Fund’s investment policy warrant, individual security positions may be sold without regard to the length of time they have been held.

The Funds may purchase their portfolio securities through a securities broker and pay the broker a commission, or they may purchase the securities directly from a dealer which acts as principal and sells securities directly for its own account without charging a commission. The purchase price of securities purchased from dealers serving as market makers will include the spread between the bid and asked prices. The Funds may also purchase securities from underwriters, the price of which will include a commission or discount paid by the issuer to the underwriter.

Prompt execution of orders at the most favorable price will be the primary consideration of the Funds in transactions where brokerage fees are involved. Additional factors considered by the Advisor in selecting brokers to execute a transaction include: (i) professional capability of the executing broker and the value and quality of the brokerage services provided; (ii) size and type of transaction; (iii) timing of the transaction in the context of market prices and trends; (iv) nature and character of markets for the security to be purchased or sold; (v) the broker’s execution efficiency and settlement capability; (vi) the broker’s experience and financial stability and the execution services it renders to the Advisor on a continuing basis; and (vii) reasonableness of commission.

Research, statistical, and other services offered by the broker also may be taken into consideration in selecting broker-dealers. These services may include: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategies, and performance of accounts. A commission in excess of the amount of commission another broker or dealer would have charged for effecting a transaction may be paid by the Fund if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or management’s overall responsibilities with respect to the Fund.

The Advisor receives a significant amount of proprietary research from a number of brokerage firms, in most cases on an unsolicited basis. The Advisor does not make any commitments to allocate brokerage for proprietary research. The value of that research, however, is considered along with other factors in the selection of brokers. This research is considered supplemental to the Advisor’s own internal research and does not, therefore, materially reduce the overall expenses incurred by the Advisor for its research.

The Advisor may use a Fund’s commissions to acquire third party research and products that are not available through its full service brokers. In these arrangements, the Advisor pays an executing broker a commission equal to the average rate paid on all other trades and achieves what it believes is best execution on the trade. The executing broker then uses a portion of the commission to pay for a specific research service or product provided to the Advisor. Proposed research to be

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acquired in this manner must be approved by the Advisor’s Chief Investment Officer for West Coast Operations, who is responsible for determining that the research provides appropriate assistance to the Advisor in connection with its investment management of the Funds and that the price paid for research services and products with broker commissions is fair and reasonable.

The receipt of research services and products from brokers or dealers might be useful to the Advisor and its affiliates in rendering investment management services to the Fund or other clients; and, conversely, information provided by brokers or dealers who have executed orders on behalf of other clients might be useful to the Advisor in carrying out its obligations to the Funds. Total brokerage commissions paid by Funds for the fiscal year ended July 31, 2004, the fiscal period ended July 31, 2003, and fiscal years ended October 31, 2002 and 2001 were as follows:

	2004	2003	2002	2001
CMG Large Cap Growth Fund***	$152,700	—	—	—
CMG Large Cap Value Fund***	$37,680	—	—	—
CMG Mid Cap Growth Fund*	$88,391	$5,328	—	—
CMG Mid Cap Value Fund*	$17,269	$1,720	—	—
CMG Small/Mid Cap Fund**	$345,240	$253,629	$271,664	$188,176
CMG Small Cap Growth Fund*	$145,020	$55,872	—	—
CMG Small Cap Value Fund*	$115,722	$35,570	—	—
CMG International Stock	$563,190	$171,194	$147,533	$119,534

*	These Funds commenced operations on May 5, 2003.
**	This Fund commenced operations on December 1, 2000.
***	These Funds commenced operations on September 10, 2003.

Of the commissions paid during the fiscal year ended July 31, 2004, the Large Cap Growth Fund, the Large Cap Value Fund, the Mid Cap Growth Fund, the Mid Cap Value Fund, the Small/Mid Cap Fund, the Small Cap Growth Fund and the Small Cap Value Fund paid $13,533, $19, $3,291, $22, $24,701, $81 and $1, respectively, for third party research and products provided by brokerage firms.

The Trust is required to identify any securities of its “regular brokers or dealers” that the Funds have acquired during their most recent fiscal year. At July 31, 2004, the Funds held securities of their regular brokers or dealers as set forth below.

Fund	Broker/Dealer	Value (in thousands)
CMG Enhanced S&P® Index Fund	JP Morgan Chase & Co.	$1,741
	Citigroup Inc.	$1,662
	Wachovia Corp.	$1,032
	Franklin Resources Inc.	$540
	Federated Investor Inc. – Class B	$486
	AG Edwards, Inc.	$416
	Goldman Sachs Group Inc.	$388
	Mellon Financial Corp.	$101
	Morgan Stanley	$98
	Marsh & McLennan Co., Inc.	$97
	PNC Financial Services Group	$96
	State Street Corp.	$89
CMG Large Cap Value Fund	Citigroup Inc.	$1,878
	JP Morgan Chase & Co.	$1,347
	Morgan Stanley	$527
	Wachovia Corp.	$467
	Goldman Sachs Group Inc.	$372
	State Street Corp.	$289
	Marsh & McLennan Co. Inc.	$236
CMG Large Cap Growth Fund	Merrill Lynch & Co. Inc.	$482
	Citigroup Inc.	$379
CMG Mid Cap Value Fund	Janus Capital Group Inc.	$286
	Bear Stearns Companies Inc.	$191
	Lehman Brothers Hldg Inc.	$66
CMG Mid Cap Growth Fund	E-Trade Group Inc.	$108
CMG Small/Mid Cap Fund	Affiliated Managers Group	$617
CMG Small Cap Value Fund	MFC Bancorp Ltd.	$319
	Labranche & Co., Inc.	$81
CMG Small Cap Growth Fund	Jeffries Group Inc.	$394
	Greenhill & Co., Inc.	$220
	National Financial Partners	$215
	Investors Financial Services Corp.	$180
CMG International Stock Fund	AXA	$1,227
	Credit Suisse Group	$948

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The Advisor may use research services provided by and place agency transactions with affiliated broker-dealers, if the commissions are fair and reasonable and comparable to commissions charged by non-affiliated qualified brokerage firms. In addition, the Fund may purchase securities from an underwriting syndicate in which an affiliate is a member of the underwriting syndicate. In any agency transaction or purchase from an underwriting syndicate of which an affiliate is a member, the trade will be accomplished in accordance with the rules and regulations of the 1940 Act.

Investment decisions for the Funds are made independently from those of the other portfolios of the Trust or accounts managed by the Advisor or its affiliate, Columbia Trust Company (collectively, “Columbia”). All trading for Columbia accounts is performed by the Advisor pursuant to an Investment Advisory Contract with Columbia Trust Company. The same security is sometimes held in the portfolio of more than one fund or account. Simultaneous transactions are inevitable when several funds or accounts are managed by the same investment advisor, particularly when the same security is suitable for the investment objective of more than one fund or account. In such event, the Advisor may aggregate these orders in order to achieve best execution and, on the average, lower brokerage commission costs. In the event of simultaneous transactions, allocations among the Fund or accounts will be made on an equitable basis. When the Funds participate in an aggregated order, they participate at the average share price for all transactions in that order, with all transaction costs shared on a pro rata basis. Notwithstanding the above, the Advisor may execute, buy and sell orders for accounts and take action in performance of its duties with respect to any of its accounts that may differ from actions taken with respect to another account, so long as the Advisor shall, to the extent practical, allocate investment opportunities to accounts, including the Funds, over a period of time on a fair and equitable basis and in accordance with applicable law.

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Certain employees of the Advisor are also employees of affiliated investment advisors (“Shared Employees”) within Columbia Management Group, the Advisor’s direct owner. As a result of these arrangements, Shared Employees may provide investment advisory, trading and other investment services for client accounts of the Advisor and one or more other affiliated investment advisors. Columbia Management Group has determined that these Shared Employee arrangements promote more efficient use of internal resources and are in the best interests of clients on an overall basis.

The Advisor is responsible for ensuring compliance by Shared Employees with all investment guidelines, compliance policies and procedures, and applicable rules and regulations while Shared Employees are acting for the Advisor’s clients.

The Advisor and its affiliated advisors maintain policies reasonably designed to ensure fairness for all clients with accounts served by Shared Employees. The Advisor will monitor all Shared Employee arrangements to ensure that these arrangements continue to be in the best interest of clients considering the potential disadvantages.

The Advisor’s investment personnel will share general and specific investment information with affiliated investment advisors. Information is shared at periodic meetings of investment teams, by distribution of formal recommendations by investment analysts, and through informal discussions among investment personnel.

The Advisor will also share with affiliated advisors research products and services provided by broker-dealers through whom the Advisor effects transactions for client accounts, and whom the Advisor may cause to receive higher commissions from the Advisor’s clients in recognition of the provision of such products and services. The research products and services shared will assist the Advisor and its affiliated advisors in providing investment management services generally to their clients, but may not necessarily assist with the management for any particular client or clients of the Advisor, including the Funds. As a result of this policy, trades effected on behalf of the Advisor’s clients may benefit affiliated advisors and their clients, and trades effected on behalf of clients of affiliated advisors may benefit the Advisor and its clients.

The use of multiple trading locations could result in the Advisor and its affiliates competing against each other in the market. The Advisor’s clients could receive less attractive prices for trades than clients of an affiliated advisor, and in certain cases client orders may be unfilled or only partially filled due to the orders for clients of an affiliated advisor. To the extent separate trading locations are used, clients of the Advisor and its affiliates will not realize efficiencies associated with aggregating orders, such as more favorable pricing for larger volume trades, for all Columbia Management Group companies.

Where practical, transactions for accounts of the Advisor and one or more affiliated advisors for which a Shared Employee has investment discretion will be coordinated from each trading location. In these cases, a single broker will be used to execute the trade on behalf of each advisor’s accounts. This practice may at times result in an increase in the time period it takes to fill a particular client’s trade order, due to increased time for processing the trade or due to share allocations, and may lead to a smaller allocation for a client.

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Where practical, Shared Employees may also effect trades from one location, subjecting the trades to the trade allocation and other policies utilized for that location. To the extent that trades for clients of the Advisor are effected together with trades for clients of other affiliated advisors, this practice may result in smaller allocations for the Advisor’s clients or result in clients of the Advisor obtaining less favorable prices on securities.

Allocations among Columbia accounts to participate in initial public offerings (“IPOs”) are made pursuant to IPO Allocation Priority Guidelines (the “Guidelines”) established by the Columbia Investment Team. The Guidelines establish which accounts are eligible to participate in a particular IPO and what level of participation is permitted. Eligibility is based upon the market capitalization of the IPO and the capitalization focus of the account. After eligible accounts are identified, each manager receives, on behalf of his or her accounts, a pro rata share of such allocation. The allocation by the manager among his or her accounts is further divided among such accounts on a pro rata basis. A manager may decline to participate in an offering, or may elect to not have all accounts participate, even if his or her accounts are eligible to participate pursuant to the guidelines if he or she believes that the IPO is not appropriate for his or her accounts or an individual account. A manager who declines to participate in an IPO in all of his or her eligible accounts must document the basis of his or her decision not to participate. Over time, allocations to eligible accounts, for which an IPO opportunity is appropriate, will be made on a fair and equitable basis.

The Funds, the Advisor, and Columbia Financial have adopted Codes of Ethics (the “Codes”) pursuant to the requirements of the 1940 Act. These Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. These Codes can be reviewed and copied at the SEC’s Public Reference Room and may be obtained by calling the SEC at 1-202-942-8090. These Codes are also available on the EDGAR Database on the SEC’s internet web site at http://www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request to publicinfor@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

CAPITAL STOCK AND OTHER SECURITIES

The Trust may establish separate series of investment portfolios under its Restated Declaration of Trust. The Funds, CMG Core Bond Fund, CMG Government Bond Fund, CMG Mortgage and Asset-Backed Securities Fund, CMG International Bond Fund, CMG High Yield Fund, CMG Short Term Bond Fund, CMG Ultra Short Term Bond Fund, CMG Core Plus Securities Fund, CMG Small Cap Fund and CMG Strategic Equity Fund are the only series established under the Trust. Shares of each series vote together, except as provided in the Trust’s Declaration of Trust and under applicable law. It is expected that shares of a series would vote separately by series on any changes in fundamental investment policies relating to that series. All shares of each series of the Trust, including the Funds, have equal rights as to voting, redemption, dividends and distributions. All issued and outstanding shares of a Fund are fully paid and nonassessable. Shares have no preemptive or conversion rights. Fractional shares have the same rights proportionately as full shares. The shares of a Fund do not have cumulative voting rights,

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which means that the holders of more than 50% of the shares of the Fund and any other portfolio of the Trust, voting for the election of Trustees, can elect all the Trustees if they choose to do so. In certain circumstances, Trustees may be removed by action of the Trustees or the shareholders.

Any reference to the phrase “vote of a majority of the outstanding voting securities of the Fund” means the vote at any meeting of shareholders of a Fund of (i) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.

PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASES

Investments in each Fund are made directly by high net worth individuals and institutional buyers, or by the Advisor or its affiliates in their role as discretionary investment advisor over a portion of a shareholder’s assets. With respect to assets of an investment advisory client of the Advisor or its affiliates invested in a Fund, that client will pay a reduced, or in the case of an employee benefit plan, no fee pursuant to its separate management contract with the Advisor (for the period during which the assets are invested in the Fund).

If the Advisor or its affiliate is deemed to be a fiduciary with respect to a prospective shareholder of a Fund pursuant to the Employee Retirement Income Security Act of 1974 (“ERISA”), certain conditions must be satisfied before assets may be invested in a Fund by the Advisor on behalf of the shareholder. These conditions are set forth by the U.S. Department of Labor in Prohibited Transaction Class Exemption No. 77-4 (the “Exemption”). The Exemption permits the Advisor to direct investments of ERISA-qualified plans to a mutual fund, such as a Fund, for which the Advisor serves as an investment advisor if, after review of the Prospectus and disclosure relating to fees of the Fund and fees under the advisory contract, another fiduciary, as determined under ERISA, with respect to that shareholder approves investments in the Fund. The second fiduciary must be independent of and unrelated to the Advisor or its affiliates under standards set forth by the U.S. Department of Labor in the Exemption.

The second, independent fiduciary that must approve investments in the Fund by the Advisor must not be engaged as a second fiduciary only in contemplation of a possible investment in the Fund. Rather, the second, independent fiduciary is almost always a committee appointed by the employee benefit plan sponsor and has oversight responsibility for appointment of the Advisor or its affiliate as an investment advisor with respect to certain plan assets. This committee is almost always made up of one or more employees of the plan sponsor, and, as such, these employees receive compensation from the plan sponsor but are not compensated out of plan assets.

The transfer agent for the Funds may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies, and limitations of the Fund, must have a readily ascertainable market value, must be liquid, and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $100,000. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled – usually within 15 days

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following the purchase by exchange. The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by a Fund will be valued in the same manner as the Fund values its assets. Any interest earned on securities following their delivery to the transfer agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription, or other rights attached to the securities become the property of the Fund, along with the securities. Before engaging in an exchange, investors should consult their tax advisors concerning the tax consequences to them of the exchange.

REDEMPTIONS

Redemptions of all or any portion of a shareholder’s investment can be made at any time. Redemptions of shares are at the net asset value next computed after receipt of a redemption order on a day the New York Stock Exchange (“NYSE”) is open for business. Payment will be made within seven days of the date of redemption, except as provided by the rules of the SEC. The Trust may suspend the determination of net asset value of a Fund and the right of redemption for any period (1) when the NYSE is closed, other than customary weekend and holiday closings, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which sale of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Trust to determine the value of the Fund’s net assets, or (4) as the SEC may by order permit for the protection of security holders, provided the Trust complies with rules and regulations of the SEC which govern as to whether the conditions prescribed in (2) or (3) exist. The NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr.’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. In the case of suspension of the right to redeem, shareholders may withdraw their redemption request or receive payment based upon the net asset value computed upon the termination of the suspension.

Each Fund reserves the right to redeem Fund shares in cash or in kind. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem, during any 90-day period, shares of a shareholder solely for cash up to the lesser of $250,000 or 1% of the net asset value of the Fund. A shareholder who is redeemed in kind may incur brokerage fees upon the sale of any securities distributed upon redemption.

PRICING OF SHARES

The net asset value (“NAV”) per share of each Fund is determined by the Advisor, under procedures approved by the Trustees of the Trust, as of the close of regular trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business and at other times determined by the Board of Trustees. The NAV per share is computed by dividing the value of all assets of the Fund, less its liabilities, by the number of shares outstanding.

For purposes of calculating the NAV of a Fund’s shares, the following procedures are utilized whenever applicable. Each Fund’s securities are valued at the last sale price on the securities exchange or national securities markets at which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued using the last bid price. Certain securities for which daily market quotations are not readily available, or for which the Advisor believes the quotations do not accurately value the security in question, may be fair valued by the Advisor, pursuant to guidelines established by the Funds’ Board of Trustees.

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Any assets or liabilities initially expressed in a foreign currency will, on a daily basis, be converted into U.S. dollars. Foreign securities will generally be valued based upon the most recent closing price on their principal exchange, or based upon the most recent price obtained by the Fund, if the security is not priced on an exchange, even if the close of that exchange or price determination is earlier than the time of the Funds’ NAV calculation. In the case of such foreign security, if an event that is likely to affect materially the value of a portfolio security occurs between the time the foreign price is determined and the time the Fund’s NAV is calculated, it may be necessary to value the security in light of that event. Such a determination would be made by the Fund’s Valuation Committee using procedures approved by the Board of Trustees.

CUSTODIAN

The Funds’ Custodian, for both domestic and foreign securities, is State Street Corporation (the “Custodian”), 2 Avenue De Lafayette, Boston, MA 02111-2900. The Custodian holds all securities and cash of each Fund, receives and pays for securities purchased, delivers against payment securities sold, receives and collects income from investments, makes all payments covering expenses of each Fund, and performs other administrative duties, all as directed by authorized officers of the Advisor. The Custodian does not exercise any supervisory function in the purchase and sale of portfolio securities or payment of dividends.

Portfolio securities purchased in the United States are maintained in the custody of the Fund’s Custodian. Portfolio securities purchased outside the United States by a Fund are maintained in the custody of foreign banks, Trust companies, or depositories that have sub-custodian arrangements with the Custodian (the “foreign sub-custodians”). Each of the domestic and foreign custodial institutions that may hold portfolio securities of a Fund has been approved by the Board of Trustees or, in the case of foreign securities, at the discretion of the Board of Trustees, by the Custodian, as a delegate of the Board of Trustees, all in accordance with regulations under the 1940 Act.

The Advisor determines whether it is in the best interest of the Funds and their shareholders to maintain a Fund’s assets in each of the countries in which the Fund invests (“Prevailing Market Risk”). The review of Prevailing Market Risk includes an assessment of the risk of holding a Fund’s assets in a country, including risks of expropriation or imposition of exchange controls. In evaluating the foreign sub-custodians, the Board of Trustees, or its delegate, will review the operational capability and reliability of the foreign sub-custodian. With respect to foreign investments and the selection of foreign sub-custodians, however, there is no assurance that the Fund, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and cost of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians, or the application of foreign law to a Fund’s foreign sub-custodian arrangement. Accordingly, an investor should recognize that the risks involved in holding assets abroad are greater than those associated with investing in the United States.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts, 02110-1707, serves as the Trust’s independent registered public accounting firm and, in addition to examining the annual financial statements of the Trust, assists in the preparation of the tax returns of the Trust and in certain other matters.

TAXES

Federal Income Taxes

Each Fund intends and expects to meet continuously the tests for qualification as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If a Fund were to fail to qualify as a “regulated investment company” in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and distributions would generally be taxable as ordinary dividend income to the shareholders. Each Fund believes it satisfies the tests to qualify as a regulated investment company.

To qualify as a regulated investment company for any taxable year, a Fund must, among other things:

(a) derive at least 90% of its gross income from dividends; interest; payments with respect to securities loans; gains from the sale or other disposition of stock, securities, or foreign currencies; other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; or net income from an interest in qualified publicly traded partnerships (the “90% Test”); and

(b) diversify its holdings so that at the end of each quarter (i) 50% or more of the market value of the assets of the Fund is represented by cash, government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer of such other securities, to an amount not greater than 5% of the value of the assets of the Fund and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the assets of the Fund is invested in either the securities (other than government securities or securities of other regulated investment companies) of any one issuer or of two or more issuers that the Fund “controls” within the meaning of Section 851 of the Code and that meet certain requirements or the securities of one or more qualified publicly traded partnerships. In addition, the Fund must file, or have filed, a proper election with the Internal Revenue Service.

Part I of Subchapter M of the Code will apply to the Funds during a taxable year only if it meets certain additional requirements. Among other things, a Fund must: (a) have a deduction for dividends paid (without regard to capital gain dividends and exempt-interest dividends) at least equal to the sum of 90% of its investment company taxable income (computed without any deduction for dividends paid) and 90% of its tax-exempt interest net of expenses attributable to such interest and (b) either (i) have been subject to Part I of Subchapter M for all taxable years ending on or after November 8, 1983 or (ii) as of the close of the taxable year have no earnings and profits accumulated in any taxable year to which Part I of Subchapter M did not apply.

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The Trust currently has 22 portfolios, including the Funds. The Trust may establish additional funds in the future. Federal income tax laws generally will treat each Fund as a separate corporation (provided that each Fund consists of a segregated portfolio of assets the beneficial interests in which are owned by the holders of a class or series of stock that is preferred over all other classes or series in respect of that portfolio of assets).

A regulated investment company that meets the requirements described above is taxed only on its “investment company taxable income,” which generally equals the undistributed portion of its ordinary net income and any excess of net short-term capital gain over net long-term capital loss. In addition, any excess of net long-term capital gain over net short-term capital loss that is not distributed as a “capital gain dividend” is taxed to each Fund at corporate capital gain tax rates. The policy of each Fund is to apply capital loss carry-forwards as a deduction against future capital gains before making a capital gain distribution to shareholders.

If any net capital gains (i.e. the excess of net long-term capital gains over net short-term capital losses) are retained by a Fund, requiring federal income taxes to be paid thereon by the Fund, the Fund may elect to treat such capital gains as having been distributed to shareholders. In the case of such an election, shareholders will be taxed on such amounts as long-term capital gains, will be able to claim their proportional share of the federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liabilities, and generally will be entitled to increase the adjusted tax basis of their shares in the Fund by the differences between their pro rata shares of such gains and their tax credits.

If a Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of each Fund.

Certain of a Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Shareholders of each Fund are taxed on distributions of net investment income, or of any excess of net short-term capital gain over net long-term capital loss, as ordinary income. As described below, as a result of 2003 legislation, qualifying dividend distributions to individual shareholders generally are taxed at the same rate that applies to long-term capital gains.

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Distributions properly designated by a Fund as representing the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by shareholders. Such distributions are treated as net capital gain in the hands of a recipient and will not be eligible for the corporate dividends-received deduction. For noncorporate taxpayers, the highest rate that applies to long-term capital gains is lower than the highest rate that applies to ordinary income; however, as a result of 2003 legislation, for taxable years beginning on or before December 31, 2008, qualified dividend income distributions to individuals generally are taxed at the same rate that applies to long-term capital gains, subject to holding period requirements with respect to shareholders and the Fund as well as other requirements. For this purpose, long-term capital gain rates apply to the extent that the Fund receives dividends from domestic or qualifying foreign corporations and the Fund meets holding period and other requirements. Generally, a dividend received from a foreign corporation will not be treated as qualified dividend income if the foreign corporation is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company or, for taxable years of foreign corporations beginning on or before December 31, 2004, as a foreign personal holding company or a foreign investment company. If the aggregate qualified dividends received by a Fund during any taxable year are 95 percent or more of its gross income, then 100% of the Fund’s dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss. Any loss that is realized and allowed on redemption of shares of the Fund six months or less from the date of purchase of the shares and following the receipt of a capital gain dividend will be treated as a long-term capital loss to the extent of the capital gain dividend. For this purpose, Section 852(b)(4) of the Code contains special rules on the computation of a shareholder’s holding period.

Long-term capital gains rates applicable to individuals have been temporarily reduced – in general, to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets – for taxable years beginning on or before December 31, 2008.

Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether paid in shares or in cash. Each distribution is accompanied by a brief explanation of the form and character of the distribution. Each Fund issues to each shareholder a statement of the federal income tax status of all distributions, including a statement of the prior taxable year’s distributions that the Fund has designated to be treated as long-term capital gain.

A distribution may be taxable to a shareholder even if the distribution reduces the net asset value of the shares held below their cost (and is in an economic sense a return of the shareholder’s capital). This tax result is most likely when shares are purchased shortly before an annual distribution of capital gains or other earnings.

A Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is a United States person and is not subject to such withholding. Pursuant to recently enacted tax legislation, the backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

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If a Fund declares a dividend in October, November, or December payable to shareholders of record on a certain date in such a month and pays the dividend during January of the following year, the shareholders will be taxed as if they had received the dividend on December 31 of the year in which the dividend was declared. Thus, a shareholder may be taxed on the dividend in a taxable year prior to the year of actual receipt.

A special tax may apply to a Fund if it fails to make sufficient distributions during the calendar year. The required distributions for each calendar year generally equal the sum of (a) 98% of the ordinary income for the calendar year plus (b) 98% of the capital gain net income for the one-year period that ends on October 31 during the calendar year, plus (c) an adjustment relating to any shortfall for the prior taxable year. If the actual distributions are less than the required distributions, a tax of 4% applies to the shortfall.

The Code allows the deduction by certain individuals, trusts, and estates of “miscellaneous itemized deductions” only to the extent that such deductions exceed 2% of adjusted gross income. The limit on miscellaneous itemized deductions will not apply, however, with respect to the expenses incurred by any “publicly offered regulated investment company.” Each Fund believes that it is a publicly offered regulated investment company because its shares are continuously offered pursuant to a public offering (within the meaning of section 4 of the 1933 Act). Therefore, the limit on miscellaneous itemized deductions should not apply to expenses incurred by a Fund.

Special Aspects of 90% Test with Respect to Foreign Currency

For purposes of the 90% Test, foreign currency gains that are not directly related to a Fund’s principal business of investing in stocks or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income by regulation. No such regulations, however, have been issued.

Unless an exception applies, a Fund may be required to recognize some income with respect to foreign currency contracts under the mark-to-market rules of Section 1256 of the Code even though that income is not realized. Special rules under Sections 1256 and 988 of the Code determine the character of any income, gain, or loss on foreign currency contracts.

Foreign Income Taxes

The International Stock Fund invests in the securities of foreign corporations and issuers. Foreign countries may impose income taxes, generally collected by withholding, on foreign-source dividends and interest paid to the Fund. These foreign taxes will reduce the International Stock Fund’s distributed income.

The United States has entered into income tax treaties with many foreign countries to reduce or eliminate the foreign taxes on certain dividends and interest received from corporations in those countries. The International Stock Fund, and the other Funds to the extent necessary, intend to take advantage of such treaties where possible. It is impossible to predict with certainty the effective rate of foreign taxes that will be paid by each of those Funds since the amount invested in particular countries will fluctuate and the amounts of dividends and interest relative to total income will fluctuate.

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Foreign Capital Gains Taxes

The International Stock Fund invests in the securities of foreign corporations and issuers. Foreign countries may impose capital gains tax on the sale of securities in certain countries at the Fund level. The tax rates range from approximately 10% to 30%. The Fund accounts for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction. These foreign taxes will reduce the International Stock Fund’s distributed capital gains.

U.S. Foreign Tax Credits or Deductions for Shareholders of the International Stock Fund

Section 853 of the Code allows a regulated investment company to make a special election relating to foreign income taxes if more than 50% of the value of the company’s total assets at the close of its taxable year consists of stock or securities in foreign corporations and the company satisfies certain distribution requirements. The International Stock Fund generally expects, if necessary, to qualify for and to make the election permitted under Section 853 of the Code. Although the International Stock Fund intends to meet the requirements of the Code to “pass through” such foreign taxes, there can be no assurance that the Fund will be able to do so. The International Stock Fund will elect under Section 853 of the Code only if it believes that it is in the best interests of its shareholders to do so.

If the International Stock Fund elects pursuant to Section 853, shareholders of that Fund will be required to include in income (in addition to other taxable distributions) and will be allowed a credit or deduction for, their pro rata portions of the income taxes paid by the Fund to foreign countries. A shareholder’s use of the credits resulting from the election will be subject to the limits of Section 904 of the Code. In general, those limits will prevent a shareholder from using foreign tax credits to reduce U.S. taxes on U.S. source income. Each shareholder should discuss the use of foreign tax credits and the Section 904 limits with the shareholder’s tax advisor.

No deduction for foreign taxes may be claimed under the Code by individual shareholders who do not elect to itemize deductions on their federal income tax returns, although such a shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income in the amount of the shareholder’s pro rata share of foreign taxes paid by the Fund.

Each year, the International Stock Fund will provide a statement to each shareholder showing the amount of foreign taxes for which a credit or a deduction may be available.

Investment by a Fund in “passive foreign investment companies” could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a “qualified electing Fund.”

A “passive foreign investment company” is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents,

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annuities, the excess of gain over losses from certain property transactions and commodities transactions, foreign currency gains, and income from notional principal contracts. Passive income for this purpose does not include income received by the foreign corporation from active conduct of a banking or insurance business and certain income received from related persons.

State Income Taxes

The state tax consequences of investments in the Funds are beyond the scope of the tax discussions in the Prospectus and this Statement of Additional Information.

Additional Information

The foregoing summary and the summary included in the Prospectus under “Taxes” of tax consequences of investment in the Funds are necessarily general and abbreviated. No attempt has been made to present a complete or detailed explanation of tax matters. Furthermore, the provisions of the statutes and regulations on which they are based are subject to change by legislative or administrative action. State and local taxes are beyond the scope of this discussion. Prospective investors in the Funds are urged to consult their own tax advisors regarding specific questions as to federal, state, or local taxes. This discussion applies only to U.S. shareholders. Foreign investors and U.S. shareholders with particular tax issues or tax statuses should consult their own tax advisors regarding special rules that may apply to them.

Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

FINANCIAL STATEMENTS

Each Fund’s most recent Annual Report to shareholders is a separate document supplied with this Statement of Additional Information. The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

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APPENDIX I

Columbia Management Advisors, Inc. (“CMA”)

Proxy Voting Policies and Procedures

Adopted July 1, 2003 and revised February 11, 2004

POLICY:

All proxies for client securities for which Columbia Management Advisors, Inc. (“CMA”) has been granted authority to vote shall be voted in a manner considered to be in the best interests of CMA’s clients, including the CMG Family Funds1 and their shareholders without regard to any benefit to CMA or its affiliates. CMA shall examine each proposal and vote against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer’s securities. In addition, CMA shall examine each proposal and vote the securities held on behalf of a client against the proposal, if, in its judgment, the proposal would be expected to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client’s investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs.

CMA addresses potential material conflicts of interest by having a predetermined voting policy. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined policy, the Proxy Committee will determine the vote in the best interest of CMA’s clients, without consideration of any benefit to CMA, its affiliates or its other clients.

OVERVIEW:

CMA’s policy is based upon its fiduciary obligation to act in its clients’ best interests. In addition, the SEC recently adopted rules under the Investment Company Act of 1940 and the Investment Advisers Act of 1940. These rules impose obligations with respect to proxy voting on investment advisers and investment companies.

PROCEDURES:

Account Policies

Except as otherwise directed by the client, CMA shall vote as follows:

Separately Managed Accounts

CMA shall vote proxies on securities held in its separately managed accounts.

[1]	A CMG Family Fund or a Fund is a registered investment company or series of a registered investment company managed or advised by Columbia Management Advisors, Inc.

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Columbia Trust Company (CTC) Trust Pools

CMA shall vote proxies on securities held in the Trust pools.

CMG Family Funds/CMA Fund Trust

CMA shall vote proxies on securities held in the Funds, including multi-managed and subadvised Funds.

Columbia Private Portfolio

CMA shall vote proxies on securities held in its separately managed accounts.

II. PROXY COMMITTEE

CMA shall establish a Proxy Committee whose standing members shall include the heads of active equity and equity research, as well as representatives from fund administration, compliance and legal. Each portfolio manager (or sub-adviser) of a fund or account which holds securities of an issuer having a shareholder meeting, as well as the head of the asset class for which the security was selected, shall be an ad hoc member of the Proxy Committee in connection with the vote of proxies for the meeting.

The Proxy Committee’s functions shall include, in part,

(a)	direction of the vote on proposals where there has been a recommendation to the Committee not to vote according to the predetermined policy provided in the Voting Guidelines in III (A) below or which proposals require special consideration under III (B) below,

(b)	semi-annual review of this Proxy Voting Policy and Procedure to ensure consistency with internal policies and regulatory agency policies,

(c)	semi-annual review of existing Voting Guidelines and development of additional Voting Guidelines to assist in the review of proxy proposals, and

(d)	development and modification of Voting Procedures as it deems appropriate or necessary.

In determining the vote of any proposal for which it has responsibility, the Proxy Committee shall consider whether the proposal would be expected to impact adversely the current or potential market value of the issuer’s securities. In addition, the Proxy Committee shall examine the proposal and vote the securities held on behalf of a client against the proposal, if, in its judgment, the proposal would be expected to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client’s investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs.

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In determining the vote on any proposal, the Proxy Committee shall not consider any benefit to CMA, any of its affiliates, any of its or its affiliates’ clients, or of its customers or service providers, other than benefits to the owner of the securities to be voted.

The Proxy Committee shall create a charter, which shall be consistent with this policy and procedure. The charter shall set forth the Committee’s purpose, membership and operation. The charter shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal, e.g., is a portfolio manager for an account of the issuer.

III. VOTING GUIDELINES

In general, proposals which are designed to either dissuade or preclude the acquisition and/or merger of one corporate entity by/with another, or have the effect of diluting the value of the existing shares outstanding, or reduce the shareholders’ power over any company actions will be rejected.

A.	The Proxy Committee has adopted the following guidelines for voting proxies:

1.	Matters Relating to the Board of Directors/Corporate Governance

CMA generally will vote FOR:

•	Proposals for the election of directors or for an increase or decrease in the number of directors provided that a majority of directors would be independent.

However, CMA generally will WITHHOLD votes for one or more director nominees if: (i) the board as proposed to be constituted would not have a majority of independent directors; or (ii) the board does not have nominating, audit and compensation committees comprised solely of independent directors.

On a CASE BY CASE basis, CMA may withhold votes for a director nominee who has failed to observe good corporate governance practices or, through specific action or inaction, has demonstrated a disregard for the interests of shareholders.

•	Proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange. At least one member of the Audit Committee must qualify as a “financial expert” within the definition set forth in rules of the SEC.

•	Proposals to declassify boards.

•	Proposals to indemnify the board of directors through self-insurance plans or the purchase of insurance (though it is not the intent to eliminate director responsibility for negligence or breaches of fiduciary duty).

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•	Proposals to create or eliminate positions or titles for senior management, though CMA prefers that the role of Chairman of the Board and CEO be held by different persons. (In evaluating such proposals, CMA will consider the size of the company and the nature of the shareholder base).

•	Proposals for the annual appointment or approval of independent corporate auditors. An auditor will usually be thought of as independent unless the auditor receives more than 50% of its revenues from non-audit activities from the company and its affiliates.

•	Proposals that restore shareholder ability to remove directors with or without cause.

•	Proposals that encourage directors to own a minimum amount of stock.

•	Proposals to permit shareholders to elect directors to fill board vacancies.

•	Proposals for the company to adopt confidential voting.

CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

CMA generally will vote AGAINST:

•	Proposals to classify boards.

•	Proposals that give management the ability to alter the size of the board without shareholder approval.

•	Proposals that provide directors may be removed only by supermajority vote.

•	Proposals which allow more than one vote per share in the election of directors.

•	Proposals that provide only continuing directors may elect replacements to fill board vacancies.

•	Shareholder proposals that mandate a minimum amount of stock that directors must own.

•	Shareholder proposals to limit the tenure of outside directors.

2.	Compensation

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans, or thrift plans) if they are consistent with business practice. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares of

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expired options) exceed 10% of the currently outstanding shares overall or 3% for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interests of the clients. CMA requires management to provide substantial justification for the repricing of options.

CMA generally will vote FOR:

•	Shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted to shareholder ratification.

•	Shareholder proposals asking a company to expense stock options.

•	Shareholder proposals to put option repricings to a shareholder vote.

•	Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no loess than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

CMA generally will vote AGAINST:

•	Sock option plans that permit issuance of options with an exercise price below the stock’s current market price.

3.	Capitalization

CMA generally will vote FOR:

•	Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover action or the proposal increases the authorization by more than 50% without a clear need presented by the company.

•	Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

•	Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

•	Proposals to reduce or change the par value of common stock.

•	Proposals to create blank check preferred stock (i.e., with unspecified voting, conversion, dividend distribution and other rights), as long as the company expressly states that the stock will not be used as an anti-takeover defense.

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CMA generally will vote AGAINST:

•	Proposals to create a new class of common stock with supermajority voting rights (i.e., dual class stock).

4.	Mergers, Restructurings and Other Transactions

CMA will review, on a CASE BY CASE basis, business transactions such as mergers, acquisitions, asset sales, reorganizations, liquidations, spinoffs and other transactions.

5.	Anti-Takeover Measures

CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

Poison Pills

•	CMA will vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

•	CMA generally votes FOR shareholder proposals to redeem a poison pill and AGAINST management proposals to ratify a poison pill.

Greenmail

•	CMA will vote FOR proposals to adopt anti-greenmail charter or by law amendments or otherwise restrict a company’s ability to make greenmail payments.

Supermajority vote

•	CMA will vote AGAINST management proposals to require a supermajority shareholder vote to approve any proxy proposal, in particular, proposals to approve mergers and other significant corporate transactions.

•	CMA will vote FOR shareholder proposals to lower supermajority vote requirements.

6.	Other Business Matters

CMA generally will vote FOR

•	Proposals to approve the minutes of a prior meeting, or to change the date, location or time of the annual meeting.

•	Bylaw or charter changes that are of a housekeeping nature (updates or corrections).

•	Proposals to approve a change in the company’s name.

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•	Proposals to change the location of the company’s principal place of business, provided the purpose is not to reduce the scope of adequate regulatory or financial supervision.

•	Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

•	Proposals that endorse the recruitment, development and promotion of personnel on a non-discriminatory merit basis, regardless of race, creed, color or gender.

CMA generally will vote AGAINST:

•	Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

•	Authorization to transact other unidentified, substantive business at a meeting.

•	Proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

•	Proposals authorizing the company’s board of directors to adopt, amend or repeal bylaws without shareholder approval.

•	Proposals to vote unmarked proxies in favor of management.

B.	Ability to Vote Proxies Other than as Provided in A Above.

A Portfolio Manager, sub-adviser or other party involved with a client’s or Fund’s account may conclude that the interest of the client or Fund requires that a proxy be voted on a proposal in a manner that differs from the predetermined proxy voting policy. In this situation, he or she shall request that the Proxy Committee consider voting the proxy on the proposal other than according to the predetermined policy provided in III (A) above. If any person (or entity) requests the Proxy Committee (or any of its members) to vote a proxy other than according to the predetermined policy, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person’s (or entity’s) relationship with the party proposing the matter to shareholders.

The Proxy Committee may vary from the predetermined policy if it determines that voting on the proposal according to the predetermined policy would be expected to impact adversely the current or potential market value of the issuer’s securities or to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client’s investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs. In determining the vote on any proposal, the Proxy Committee shall not consider any benefit other than benefits to the owner of the securities to be voted.

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C.	Proposals Requiring Special Consideration

The following proposals require individual, special consideration. The Proxy Committee will determine how proxies related to each of these proposals will be voted. The Proxy Committee shall determine to vote against any such proposal which would be expected to impact adversely the current or potential market value of the issuer’s securities or to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client’s investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs In determining the vote on any proposal, the Proxy Committee shall not consider any benefit other than benefits to the owner of the securities to be voted.

1.	New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Guideline, which will be incorporated into this Proxy Voting Policy and Procedures.

2.	Accounts Adhering to Taft Hartley Principles. All proposals for these accounts shall be voted according to the Taft Hartley Guidelines developed by Institutional Shareholder Services, Inc. (“ISS”).

3.	Accounts Adhering to Socially Responsible Principles. All proposals for these accounts shall be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

4.	Proxies of International Issuers which Block Securities Sales between the Time a Shareholder submits a Proxy and the Vote. Proposals for these securities shall be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with these Proxy Voting Guidelines.

5.	Proxies of Investment Company Shares. Proposals on issues other than those specified above under III (A), e.g., election of directors, selection of accountants.

6.	Shareholder Proposals. Shareholder proposals that are not covered by III (A) above will be reviewed individually.

7.	Executive/Director Compensation. Except as provided in III (A), proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

8.	Pre-Emptive Rights. Proposals to create or eliminate pre-emptive rights. In evaluating proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

If any person (or entity) requests that the Proxy Committee (or any of its members) vote a proxy in a specific manner, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person’s (or entity’s) relationship with the party proposing the matter to shareholders.

IV. VOTING PROCEDURES

•	The Proxy Committee has developed the following procedures to assist in the voting of proxies according to the Voting Guidelines set forth in Section III above. The Proxy Committee may revise these procedures from time to time, as it deems appropriate or necessary to effect the purposes of this Policy and Procedures.

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•	CMA shall use Institutional Shareholder Services (“ISS”), a third party vendor, to implement its proxy voting process. ISS shall provide proxy analysis and record keeping services.

•	On a daily basis CMA shall send to ISS a holdings file detailing each equity holding held in an account advised by CMA. Information on equity holdings for the international portfolio shall be sent weekly.

•	ISS shall receive proxy material information from Proxy Edge or the custodian bank for the account. This shall include issues to be voted upon, together with a breakdown of holdings for CMA accounts. ISS shall then reconcile information it receives from CMA with that it has received from Proxy Edge and custodian banks. Any discrepancies shall be noted and resolved by ISS.

•	Whenever a vote is solicited, ISS shall send CMA a request to vote over a secure website. CMA personnel shall check this website daily. The request shall be accompanied by a recommended vote. The recommended vote shall be based upon CMA’s Voting Guidelines previously delivered by CMA to ISS as set forth in Section III. CMA shall promptly provide ISS with any amendments or modifications to the Guidelines. CMA shall return a final instruction to vote to ISS, which ISS shall record with Proxy Edge or the custodian bank as our agent.

•	ISS shall have procedures in place to ensure that a vote is cast on every security holding maintained by CMA on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients CMA shall receive a report from ISS detailing CMA’s voting for the previous period.

•	Each time that ISS shall send CMA a request to vote the request shall be accompanied by the recommended vote determined in accordance with CMA’s Voting Guidelines. ISS shall vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of a client requires another vote or the proposal is a matter on which the Proxy Committee has discretion under Section III.C. In such situations ISS shall vote based on the direction of the client or the Proxy Committee, as the case may be. The interests of CMA’s Taft Hartley or “Socially Responsible “ clients may impact a proposal that normally should be voted in a certain way. ISS shall inform CMA of all proposals having impact on its Taft Hartley and or “Socially Responsible “ clients. The Proxy Voting Committee shall be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented.

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CMG SMALL CAP FUND Prospectus, December 1, 2004*

Advised by Columbia Management Advisors, Inc.

CMG Small Cap Fund (the “Fund”) is a portfolio of CMG Fund Trust. The Fund seeks to provide investors with long-term capital appreciation. The Fund will invest primarily in smaller capitalization companies.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed on the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

*	Effective March 1, 2002, this Fund is closed to new investors.

C03/050

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INFORMATION ABOUT THE FUND

Investment Goal

The Fund seeks to provide investors long-term capital appreciation.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the S&P SmallCap 600 Index. As of September 30, 2004, under the above definition, companies with a market capitalization of $3.52 billion or less would be considered small cap. Most of the assets will be invested in U.S. common stocks expected to experience long-term, above average earnings growth. The Fund may also invest in securities convertible into or exercisable for stock (including preferred stock, warrants and debentures), certain options and financial futures contracts (“derivatives”), and American Depositary Receipts. The Fund may also invest in equity securities of foreign issuers when consistent with the Fund’s investment goal.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund’s Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund’s shareholders is not required to modify or change the Fund’s investment goals or investment strategies.

Risk Factors

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

•	Management risk means that the Advisor’s investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

•	Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

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•	Sector risk is inherent in the Fund’s investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector. An example of a sector in which the Fund may sometimes have a large portion of its assets invested is technology. Technology companies may be significantly affected by falling prices and profits, and intense competition. In addition, the rate of technological change for technology companies is generally higher than for other companies, often requiring extensive and sustained investment in research and development, and exposing such companies to the risk of rapid product obsolescence. If a company does not perform as expected, the price of its stock could decline significantly. Many technology companies are currently operating at a loss and may never be profitable.

•	Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

•	Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

•	Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

•	Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also cause the Fund to receive taxable income, which could increase the amount of taxes payable by Fund shareholders. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and

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transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. For more information on the risks of derivative strategies, see the Fund’s Statement of Additional Information.

Your investment in the Fund is not a bank deposit and is not insured or endorsed by any bank, government agency or the FDIC. You could lose money as a result of your investment in the Fund. Please see “MORE ABOUT THE FUND” for additional information on these and other types of risks associated with investments in the Fund, as well as information on other types of investments the Fund may make and on the risks associated with those types of investments.

Performance History

The bar chart and table below illustrate the Fund’s annual returns as well as its long-term performance. The bar chart provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied from year to year. The table compares the Fund’s performance (before and after taxes) over time to that of two broad market indexes. The bar chart and table assume the reinvestment of dividends and distributions. The Fund’s historical performance does not indicate how the Fund will perform in the future.

* The Fund’s year-to-date total return as of September 30, 2004 was –3.00%.

Best Quarter:	4Q ‘99	51.50%
Worst Quarter:	3Q ‘01	-26.03%

Average Annual Total Returns As Of 12/31/03

	1 Year	5 Years	10 Years
CMG Small Cap Fund
Return Before Taxes	44.44%	8.65%	11.93%
Return After Taxes on Distributions	44.44%	2.64%	5.89%
Return After Taxes on Distributions and Sale of Fund Shares	28.89%	4.42%	6.99%

Russell 2000 Index(1)	47.25%	7.13%	9.47%
Russell 2000 Growth Index(2)	48.54%	0.86%	5.43%

(1)	The Russell 2000 Index is an unmanaged index generally considered representative of the market for small domestic stocks.

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(2)	The Russell 2000 Growth Index, also an unmanaged index, measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values.

The indexes reflect the reinvestment of dividends and distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you hold shares of the Fund through tax-deferred accounts, such as 401(k) plans or individual retirement accounts (“IRAs”).

Your Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no transaction fees in connection with your investment in the Fund. Annual fund operating expenses described in the table are paid out of the Fund’s assets and are therefore reflected in the share price and total return of the Fund.

The Fund does not charge a sales load or 12b-1 distribution fee.

Fee Table

Shareholder transaction fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that are paid out of Fund assets)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.04%

Total Fund Operating Expenses	0.79%

Expense Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses remain constant as a percentage of net assets, and that all dividends and distributions are reinvested in the Fund. Your actual costs may be higher or lower, but based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$81	$252	$439	$978

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate of return an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements, which have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report. You can request a copy of the annual report by calling 1-800-547-1037.

Small Cap Fund

					Year Ended October 31,
	Year Ended July 31, 2004		Period Ended July 31, 2003 (a)		2002		2001	2000	1999 (b)
Net asset value, beginning of period	$4.62		$3.67		$4.41		$18.78	$13.59	$9.96

Income from investment operations:
Net investment loss	(0.03	)(c)	(0.02	)(c)	(0.02	)(c)	(0.01)	(0.09)	(0.04)
Net realized and unrealized gain (loss) on investments	0.48		0.97		(0.72)		(2.18)	6.80	3.69

Total from investment operations	0.45		0.95		(0.74)		(2.19)	6.71	3.65

Less distributions declared to shareholders:
From net realized gains	—		—		—	(d)	(12.18)	(1.52)	(0.02)

Net asset value, end of period	$5.07		$4.62		$3.67		$4.41	$18.78	$13.59

Total return (e)	9.74%		25.89	%(f)	(16.76)%		(28.84)%	50.49%	36.70%

Ratios/Supplemental data:
Net assets, end of period (000’s)	$292,028		$293,924		$227,874		$283,521	$258,480	$240,129
Ratio of net expenses to average net assets (g)	0.79%		0.81	%(h)	0.79%		0.82%	0.79%	0.79%
Ratio of net investment loss to average net assets (g)	(0.62)%		(0.55	)%(h)	(0.49)%		(0.22)%	(0.39)%	(0.33)%
Portfolio turnover rate	123%		89	%(f)	120%		160%	163%	186%

(a)	The Fund changed its fiscal year end to October 31 to July 31.

(b)	Per share amounts have been adjusted to retroactively reflect a 4 for 1 share split effective September 1, 1999.
(c)	Per share data was calculated using average shares outstanding during the period.
(d)	Rounds to less than $0.01 per share.
(e)	Total return at net asset value assuming all distributions reinvested.
(f)	Not annualized.
(g)	The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)	Annualized.

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MANAGEMENT

The Fund’s investment advisor is Columbia Management Advisors, Inc., (“Columbia” or the “Advisor”). Columbia or its predecessor has been providing investment management and advisory services to individual and institutional clients since the early 1900’s. As of October 31, 2004, Columbia managed over $88.7 billion in assets. For the fiscal year ended July 31, 2004, the Fund paid Columbia a management fee, expressed as a percentage of average net assets, of 0.75%.

Subject to the general supervision of the Trust’s Board of Trustees, Columbia is responsible for managing the Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities, and maintains related records. The Advisor also is responsible for managing the overall investment and day-to-day operations of the Fund.

Columbia is a direct wholly-owned subsidiary of Columbia Management Group, Inc., which is an indirect wholly-owned subsidiary of Bank of America Corporation. Prior to April 1, 2004, the Advisor was an indirect wholly-owned subsidiary of Fleet Boston Corporation.

Mr. Kenneth A. Korngiebel, a Senior Vice President of Columbia, and Mr. Trent E. Nevills, a Vice President of Columbia, co-manage the Fund and are responsible for implementing and maintaining the investment themes and strategies of the Fund. Mr. Korngiebel joined Columbia in 1996 and has co-managed the Fund since June 2004. Mr. Nevills joined Columbia in 2003 and has co-managed the Fund since June 2004. Previously, he was a portfolio manager and principal partner at QED Capital Management from 2000-2003. He was a portfolio manager and assistant vice president for Federated Investors from 1999-2000 and an equity analyst from 1997-1999.

INFORMATION ABOUT YOUR INVESTMENT

YOUR ACCOUNT

Buying Shares

The Fund is closed to new investors. The Fund will accept additional investments under the conditions described below:

•	Current shareholders in the Fund may continue to purchase shares in the Fund and reinvest dividends and capital gains distributions.

•	Existing shareholders in the Fund may open a new account in the Fund provided they use the same Social Security number.

•	An employee benefit plan that is an existing Fund shareholder may continue to buy shares even for new plan participants.

•	All direct clients of Columbia and its affiliates may invest in the Fund, unless Columbia deems that their investment will adversely affect its ability to manage the Fund.

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•	A director, officer or employee of Columbia and its affiliates, and members of their immediate family, may invest in the Fund, unless Columbia deems that their investment will adversely affect its ability to manage the Fund.

•	An employee benefit plan sponsored by an institution that also sponsors (or is an affiliate of an institution that sponsors) another employee benefit plan account that is a fund shareholder may invest in the Fund.

•	If, in the judgment of Columbia, an investment would not adversely affect its ability to manage the Fund.

Columbia believes that permitting the additional investments described above would not adversely affect its ability to manage the Fund effectively. Columbia reserves the right to re-open the Fund to new investors or to modify the extent to which future sales of shares are limited.

If you want to invest in the Fund, contact a Columbia representative at 1-800-547-1037. Additionally, Columbia may, at its discretion, also use the Fund as a way to diversify the portfolios of its separately managed accounts. If the separately managed account is governed by the rules and regulations promulgated under the Employee Retirement Income Security Act of 1974, any investment in the Fund will only be made after the investment has been approved by an independent fiduciary and certain conditions are satisfied. See the Statement of Additional Information for more detail.

The price for the Fund’s shares is the Fund’s net asset value per share (“NAV”), which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m., Eastern time) every day the exchange is open. When the Fund or its agent receives and accepts your purchase request your shares will be bought at the next calculated NAV.

Selling Shares

You may sell shares at any time. Upon redemption you will receive the Fund’s next NAV calculated after your order is accepted by the Fund’s transfer agent. Any certificates representing Fund shares being sold must be returned with your redemption request. You can request a redemption by calling a Columbia representative at 1-800-547-1037. Redemption proceeds are normally transmitted in the manner specified in the redemption request on the business day following the effective date of the redemption. Except as provided by rules of the Securities and Exchange Commission, redemption proceeds must be transmitted to you within seven days of the redemption date.

You may also sell shares by exchanging from the Fund into shares of another fund in the Trust. To exchange by telephone, call your Columbia representative or call 1-800-547-1037.

The Fund also reserves the right to make a “redemption in kind” – pay you in portfolio securities rather than cash – if the amount you are redeeming is large enough to affect the Fund’s operations (for example, if the redemption represents more than 1% of the Fund’s assets).

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Fund Policy on Trading of Fund Shares

The interests of the Fund’s long-term shareholders may be adversely affected by certain short-term trading activity by the Fund’s shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of the Fund’s shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as “market-timing”. The Fund and other funds in the Trust are not intended as vehicles for market timing.

The Fund, directly and through its agents, take various steps designed to deter and curtail market timing. For example, if the Fund detects that any shareholder has conducted two “round trips” (as defined below) in the Fund that are deemed material by the Fund in any 28-day period, the Fund will generally reject the shareholder’s future purchase orders involving the Fund or any other funds in the Trust. In addition, if the Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the Fund or any other funds in the Trust, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above.

For these purposes, a “round trip” is a purchase by any means into the Fund (or any fund in the Trust) followed by a redemption, of any amount, by any means out of the same Fund (or fund in the Trust). Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting marking timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund’s practices discussed above.

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The Fund seeks to act in a manner that it believes is consistent with the best interests of its shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders.

Pricing of Shares

The Fund’s investments are valued based on its market value using the last sales price reported on the principal securities exchange on which the investment is traded, or, in the absence of recorded sales, at the closing bid prices on such exchanges or over the counter markets. If a market value is not readily available, the Fund’s investments will be fair valued pursuant to procedures established by and monitored by the Board of Trustees.

If applicable to the Fund, securities trading in various foreign markets may take place on days when the New York Stock Exchange is closed. Further, when the New York Stock Exchange is open, the foreign markets may be closed. Therefore, the calculation of the Fund’s NAV may not take place at the same time the prices of certain securities held by the Fund are determined. In most cases, events affecting the values of portfolio securities that occur between the time their prices are determined and the close of normal trading on the New York Stock Exchange on a day the Fund’s NAV is calculated will not be reflected in the Fund’s NAV. If, however, Columbia determines that a particular event would materially affect the Fund’s NAV, then, Columbia under the general supervision of the Board of Trustees, will use all relevant information available to it to determine a fair value for the affected portfolio securities.

The Fund has retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a “fair value,” that value may be different from the last quoted market price for the security.

DISTRIBUTIONS AND TAXES

Income and Capital Gain Distributions

The Fund pays its shareholders dividends from its net investment income and generally distributes substantially all of its net realized capital gains to shareholders at least annually. The amount of capital gains distributed will depend on the amount of capital gains realized from the sale of the Fund’s portfolio securities. Dividend and capital gain distributions are declared and paid as cash dividends and reinvested in additional shares at the net asset value, as calculated after payment of the distribution, at the close of business on the dividend payment date, unless you have elected to receive the dividend or capital gain distribution in cash.

Tax Effect of Distributions and Transactions

The dividends and other distributions of the Fund are taxable to shareholders, unless your investment is in a tax-advantaged account. The tax status of any distribution is the same regardless of how long you have been in the Fund and whether you reinvest your distributions or take them as income.

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In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Dividends that are “qualified dividend income” (as defined in the Internal Revenue Code) are eligible for a reduced rate of tax. Distributions of long-term capital gains generally are taxable as such, regardless of how long you have held your fund shares.

Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level.

Long-term capital gains rates applicable to individuals have been temporarily reduced – in general, to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets – for taxable years beginning on or before December 31, 2008.

Each year, the Fund will send you information detailing the amount of ordinary income, capital gains, and qualified dividend income distributed to you for the previous year. The sale of shares in your account may produce gain or loss and generally is a taxable event. For tax purposes, an exchange of shares of the Fund for another fund managed by the Advisor is treated as a sale of shares.

Your investment in the Fund could have additional tax consequences. Please consult your tax professional for assistance as to the possible application of foreign, state, and local tax laws to your investment in the Fund.

MORE ABOUT THE FUND

Changes to Investment Objective and Temporary Investments

The investment objective of the Fund may be changed by the Board of Trustees, without shareholder approval, upon 30 days written notice. Additionally, under adverse market conditions, the Fund may depart from its principal investment strategy by taking temporary defensive positions in response to adverse economic or market conditions. When the Fund assumes a temporary defensive position, it is not invested in securities designed to achieve its stated investment objective.

Portfolio Turnover

The Fund is actively managed, which means the Fund’s manager may frequently buy and sell securities. Frequent trading increases the Fund’s turnover rate and may increase transaction costs, such as brokerage commissions. Increased transaction costs could detract from the Fund’s performance. Additionally, due to the institutional nature of the shareholders in the Fund, redemption requests are frequently large. In order to satisfy such redemption requests, the Fund may be forced to sell securities with built in capital gains that will be taxable to shareholders.

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Derivatives

The Fund may purchase derivative instruments, such as futures, options, swap contracts, and options on futures, to gain or reduce exposure to particular securities or segments of the equity markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or, in some cases, currency. A Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund’s sensitivity to changes in the prices of certain securities held by the Fund, or to offset a potential loss in one position by establishing an opposite position. A Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of equity securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

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FOR MORE INFORMATION

You can find additional information on the Fund’s structure and its performance in the following documents:

•	Annual/Semiannual Reports. While the Prospectus describes the Fund’s potential investments, these reports detail the Fund’s actual investments as of the report date. Reports include a discussion by Fund management of recent market conditions, economic trends, and Fund strategies that significantly affected the Fund’s performance during the reporting period.

•	Statement of Additional Information (“SAI”). A supplement to the Prospectus, the SAI contains further information about the Fund, its trustees and its investment restrictions, risks and polices.

A current SAI for the Fund is on file with the Securities and Exchange Commission (“SEC”) and is incorporated into this Prospectus by reference, which means it is considered part of this Prospectus. To obtain copies of the SAI or copies of the current annual/semiannual report, without charge, or to make inquiries of the Fund, you may contact:

CMG Fund Trust

1300 S.W. Sixth Avenue

Portland, Oregon 97201

Telephone: 1-800-547-1037

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information regarding the Fund are also on the SEC’s Internet website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the SEC’s e-mail address at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

SEC file number: 811-5857

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CMG SMALL CAP FUND

A Portfolio of CMG Fund Trust

STATEMENT OF ADDITIONAL INFORMATION

CMG Fund Trust

1300 S.W. Sixth Avenue

P.O. Box 1350

Portland, Oregon 97207

(503) 222-3600

This Statement of Additional Information contains information relating to CMG Fund Trust (the “Trust”) and a portfolio of the Trust, CMG Small Cap Fund, (the “Fund”).

This Statement of Additional Information is not a Prospectus. It relates to a Prospectus dated December 1, 2004 (the “Prospectus”) and should be read in conjunction with the Prospectus. Copies of the Prospectus are available without charge upon request to the Trust or by calling 1-800-547-1037.

The Fund’s most recent Annual Report to shareholders is a separate document supplied with this Statement of Additional Information. The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

December 1, 2004

C03/054

DESCRIPTION OF THE FUND

The Trust is an Oregon business Trust established under a Restated Declaration of Trust, dated October 13, 1993, as amended. The Trust is an open-end, management investment company comprised of separate portfolios, each of which is treated as a separate fund. There are 20 portfolios established under the Trust: the Fund, CMG High Yield Fund, CMG Short Term Bond Fund, CMG Core Bond Fund, CMG International Bond Fund, CMG Strategic Equity Fund, CMG Small/Mid Cap Fund, CMG International Stock Fund, CMG Enhanced S&P 500 Index Fund, CMG Large Cap Growth Fund, CMG Large Cap Value Fund, CMG Mid Cap Value Fund, CMG Mid Cap Growth Fund, CMG Small Cap Growth Fund, CMG Small Cap Value Fund, CMG Core Plus Bond Fund, CMG Government Bond Fund, CMG Mortgage and Asset-Backed Securities Fund, CMG Intermediate Bond Fund, and CMG Ultra Short Term Bond Fund. With the exception of the International Bond Fund, Mortgage and Asset-Backed Securities Fund, and the Core Plus Bond Fund, each Fund is diversified, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer. The investment advisor for each of the Funds is Columbia Management Advisors, Inc. (the “Advisor”). See the section entitled “INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES” for further information about the Advisor.

INVESTMENT OBJECTIVE AND POLICIES

The Fund’s investment objective is capital appreciation. The Fund’s investment objective may be changed by the Trustees without shareholder approval upon 30 days written notice. There is no assurance that the Fund will achieve its investment objective.

To achieve its investment objective, the Fund will generally invest at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks or securities convertible into common stock of companies with market capitalizations, at the time of initial purchase, equal to or less than the largest stock in the S&P SmallCap 600 Index. The S&P SmallCap 600 Index is a capitalization weighted index that measures the performance of selected U.S. stocks with small market capitalization. As of January 31, 2004, under the above definition, companies with a market capitalization of $2.6 billion or less would be considered small cap. The Fund may, however, invest from time to time up to 20% of the value of its total assets in the securities of larger companies when the Advisor believes these securities offer capital appreciation potential that is generally comparable to small cap securities.

Under normal conditions, the Fund will invest in equity securities, including securities convertible into equity securities. Additional information with respect to certain securities in which the Fund may invest is set forth below.

Options and Financial Futures Transactions

The Fund may invest up to 5% of its net assets in premiums to purchase put and call exchange-traded options. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A put option gives the buyer the right to sell a security at the exercise price at any time until the expiration date. The Fund may also purchase options on securities indices. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, on exercise of

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the option, an amount of cash if the closing level of the securities index on which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The Fund may enter into closing transactions, exercise its options, or permit the options to expire.

The Fund may write call options but only if such options are covered. A call option on a security is covered if written on a security the Fund owns or if the Fund has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund. If additional cash consideration is required, that amount will be held in a segregated account by the Fund’s custodian bank. A call option on a securities index is covered if the Fund owns securities whose price changes, in the opinion of the Advisor, are expected to be substantially similar to those of the index. A call option may also be covered in any other manner in accordance with the rules of the exchange upon which the option is traded and applicable laws and regulations. A call option is covered if it is written on a security the Fund owns. The Fund may write such options on up to 25% of its net assets.

The Fund may engage in financial futures transactions, including interest rate futures transactions. Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security or the cash value of a securities index, during a specified future period at a specified price. The Fund’s investment restrictions do not limit the percentage of the Fund’s assets that may be invested in financial futures transactions. The Fund, however, does not intend to enter into financial futures transactions for which the aggregate initial margin exceeds 5% of the net assets of the Fund after taking into account unrealized profits and unrealized losses on any such transactions it has entered into. The Fund may engage in futures transactions only on commodities exchanges or boards of trade.

The Fund will not engage in transactions in index options, financial futures contracts, or related options for speculation, but only as an attempt to hedge against market conditions affecting the values of securities that the Fund owns or intends to purchase. When the Fund purchases a put on a stock index or on a stock index future not held by the Fund, the put protects the Fund against a decline in the value of all securities held by it to the extent that the stock index moves in a similar pattern to the prices of the securities held. The correlation, however, between indices and price movements of the securities in which the Fund will generally invest may be imperfect. The Fund expects, nonetheless, that the use of put options that relate to such indices will, in certain circumstances, protect against declines in values of specific portfolio securities or the Fund’s portfolio generally. Although the purchase of a put option may partially protect the Fund from a decline in the value of a particular security or its portfolio generally, the cost of a put will reduce the potential return on the security or the portfolio if either increases in value.

Upon entering into a futures contract, the Fund will be required to deposit with its custodian, in a segregated account, cash or certain U.S. government securities, or any other portfolio assets as permitted by the Securities and Exchange Commission (“SEC”) rules and regulations in an amount known as the “initial margin.” This amount, which is subject to change, is in the nature of a performance bond or a good faith deposit on the contract and would be returned to the Fund upon termination of the futures contract, if all contractual obligations have been satisfied.

The principal risks of options and futures transactions are: (a) possible imperfect correlation between movements in the prices of options, currencies, or futures contracts and movements in the prices of the securities or currencies hedged or used for cover; (b) lack of assurance that a liquid

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secondary market will exist for any particular option or futures contract when needed; (c) the need for additional skills and techniques beyond those required for normal portfolio management; and (d) losses on futures contracts resulting from market movements not anticipated by the Advisor.

Foreign Securities

The Fund may invest up to one-third of its total assets in foreign equity securities, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). In determining whether a company is foreign, the Advisor will consider various factors including where the company is headquartered, where the company’s principal operations are located, where the company’s revenues are derived, where the principal trading market is located and the country in which the company is legally organized. The weight given to each of these factors will vary depending upon the circumstances. Investments in foreign securities may involve a greater degree of risk than those in domestic securities.

The Fund will limit its foreign investments to developed countries.

ADRs in registered form are dollar-denominated securities designed for use in the U.S. securities markets. ADRs are sponsored and issued by domestic banks and represent and may be converted into underlying foreign securities deposited with the domestic bank or a correspondent bank. ADRs do not eliminate the risks inherent in investing in the securities of foreign issuers. By investing in ADRs rather than directly in the foreign security, however, a Fund may avoid currency risks during the settlement period for either purchases or sales. There is a large, liquid market in the United States for most ADrs. GDRs are receipts representing an arrangement with a major foreign bank similar to that for ADrs. GDRs are not necessarily denominated in the currency of the underlying security. While ADRs and GDRs will generally be considered foreign securities for purposes of calculation of any investment limitation placed on a Fund’s exposure to foreign securities, these securities, along with the securities of foreign companies traded on NASDAQ will not be subject to any of the restrictions placed on the Funds’ ability to invest in emerging market securities.

FOREIGN INVESTMENT RISK. Securities of foreign issuers may be subject to greater fluctuations in price than domestic securities. The price of foreign securities are affected by changes in the currency exchange rates. Potential political or economic instability of the country of the issuer, especially in emerging or developing countries, could cause rapid and extreme changes in the value of a Fund’s assets to the extent it is invested in securities of foreign issuers. Foreign countries have different accounting, auditing and financial reporting standards, and foreign issuers are subject to less governmental regulation and oversight than U.S. issuers. Also, many countries where a Fund invests are not as politically or economically developed as the United States. Acts of foreign governments interfering in capital markets, such as capital or currency controls, nationalization of companies or industries, expropriation of assets, or imposition of punitive taxes would have an adverse effect on the Fund.

In addition, additional costs may be incurred in connection with the Fund’s foreign investments. Foreign brokerage commissions are generally higher than those in the United States. Expenses may also be incurred on currency conversions when the Fund moves investments from one country to another. Increased custodian costs, as well as administrative difficulties, may be experienced in connection with maintaining assets in foreign jurisdictions.

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Repurchase Agreements

The Fund may invest in repurchase agreements, which are agreements by which the Fund purchases a security and simultaneously commits to resell that security to the seller (a commercial bank or recognized securities dealer) at a stated price within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus a rate of interest that is unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements may be considered loans by the Fund collateralized by the underlying security. The obligation of the seller to pay the stated price is in effect secured by the underlying security. The seller will be required to maintain the value of the collateral underlying any repurchase agreement at a level at least equal to the price of the repurchase agreement. In the case of default by the seller, the Fund could incur a loss. In the event of a bankruptcy proceeding commenced against the seller, the Fund may incur costs and delays in realizing upon the collateral. The Fund will enter into repurchase agreements only with those banks or securities dealers who are deemed creditworthy pursuant to procedures adopted by the Advisor. There is no limit on the portion of the Fund’s assets that may be invested in repurchase agreements with maturities of seven days or less.

Illiquid Securities

No illiquid securities will be acquired by the Fund if upon the purchase more than 10% of the value of the Fund’s net assets would consist of these securities. “Illiquid securities” are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund’s net asset value. Under current interpretations of the Staff of the SEC, the following instruments in which the Fund may invest will be considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) restricted securities (securities whose public resale is subject to legal restrictions); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which the Fund may invest that are not readily marketable.

The Fund may purchase without limit, however, certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A (“Rule 144A securities”). If a dealer or institutional trading market exists for Rule 144A securities, these securities are considered to be liquid and thus not subject to the Fund’s 10% limitation on the investment in restricted or other illiquid securities. Under the supervision of the Trustees of the Trust, the Advisor determines the liquidity of Rule 144A securities and, through reports from the Advisor, the Trustees monitor trading activity in these securities. In reaching liquidity decisions, the Advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the procedures for the transfer).

Convertible Securities and Warrants

The Fund may invest in convertible debentures and convertible preferred stock, each convertible into common stock. Convertible debentures are interest-bearing debt securities, typically unsecured, that represent an obligation of the corporation providing the owner with claims to the corporation’s earnings and assets before common and preferred stock owners, generally on par with unsecured creditors. If unsecured, claims of convertible debenture owners would be inferior to claims of secured debt holders. Convertible preferred stocks are securities that represent

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an ownership interest in a corporation providing the owner with claims to the corporation’s earnings and assets before common stock owners, but after bond owners. Investments by the Fund in convertible debentures or convertible preferred stock would be a substitute for an investment in the underlying common stock, primarily either in circumstances where only the convertible security is available in quantities necessary to satisfy the Fund’s investment needs (for example, in the case of a new issuance of convertible securities) or where, because of financial market conditions, the conversion price of the convertible security is comparable to the price of the underlying common stock, in which case a preferred position with respect to the corporation’s earnings and assets may be preferable to holding common stock.

The Fund may also invest in warrants, which are options to buy a stated number of underlying securities at a specified price any time during the life of the warrants. The securities underlying these warrants will be the same types of securities that the Fund will invest in to achieve its investment objective of capital appreciation. The purchaser of a warrant expects the market price of the underlying security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a profit. If the market price never exceeds the purchase price plus the exercise price of the warrant before the expiration date of the warrant, the purchaser will suffer a loss equal to the purchase price of the warrant.

Investments in Small and Unseasoned Companies

The Fund may invest in companies that are unseasoned; that is, companies that have limited or unprofitable operating histories, limited financial resources, and inexperienced management. In addition, small and unseasoned companies often face competition from larger or more established firms that have greater resources. Securities of small and unseasoned companies are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. To dispose of these securities, the Fund may need to sell them over an extended period or below the original purchase price. Investments by the Fund in these small or unseasoned companies may also be regarded as speculative. The Fund has a fundamental policy not to invest more than 10% of its total assets in companies that have a record of less than three years of continuous operations.

Temporary Investments

When, as a result of market conditions, the Advisor determines a temporary defensive position is warranted to help preserve capital, the Fund may without limit temporarily retain cash, or invest in prime commercial paper, high-grade debt securities, securities of the U.S. Government and its agencies and instrumentalities, and high-quality money market instruments, including repurchase agreements. When the Fund assumes a temporary defensive position, it is not invested in securities designed to achieve its investment objective of capital appreciation.

Loan Transactions

Loan transactions involve the lending of securities to a broker-dealer or institutional investor for use in connection with short sales, arbitrage, or other securities transactions. If made, loans of the Fund’s portfolio securities will be in conformity with applicable federal and state rules and regulations. The purpose of a qualified lending transaction is to afford the Fund the opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it.

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It is the view of the Staff of the SEC that the Fund is permitted to engage in loan transactions only if the following conditions are met: (1) the Fund must receive at least 100 percent collateral in the form of cash, cash equivalents, (U.S. Treasury bills or notes), or an irrevocable letter of credit; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the level of the collateral; (3) the Fund must be able to terminate the loan, after notice, at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower; however, if a material event affecting the investment occurs, the Trustees must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Trustees to vote proxies. Excluding items (1) and (2), these practices may be amended from time to time as regulatory provisions permit.

While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied if the borrower fails financially, loans will be made only to firms deemed by the Advisor to be of good standing and will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the risk.

Technology Sector

The Fund may invest a significant portion of their assets in companies in the technology sector. The Fund considers technology to be a sector larger than any one industry. Accordingly, investments by the Fund in companies within the technology sector will not be considered a concentration of investments in an industry.

INVESTMENT RESTRICTIONS

The following is a list of investment restrictions applicable to the Fund. If a percentage limitation is adhered to at the time of the investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction, provided, however, at no time will a Fund’s investment in illiquid securities exceed 15% of its net assets. The Trust may not change these restrictions without a majority vote of the outstanding securities of the Fund.

The Fund may not:

1. Buy or sell commodities. The Fund may, however, invest in futures contracts relating to broadly based stock indices, subject to the restrictions set forth below in restriction 13.

2. Concentrate investments in any industry. The Fund, however, may (a) invest up to 25% of the value of its total assets in any one industry and (b) invest for temporary defensive purposes up to 100% of the value of the total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

3. Purchase or sell real estate unless acquired as the result of direct ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, including real estate investment Trusts. This restriction shall not preclude the Fund from buying securities backed by mortgages on real estate or securities of companies engaged in these activities. This restriction shall not prevent the Fund from investing in real estate operating companies and companies engaged in other real estate related businesses.

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4. Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act.

5. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of that issuer to be held in the Fund.

6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5% of the value of the total assets of the Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its agencies and instrumentalities), with reference to 75% of the assets of the Fund.

7. Issue senior securities, bonds, or debentures.

8. Underwrite securities of other issuers, except the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (“1933 Act”).

9. Borrow money in excess of 5% of its net asset value. Any borrowing must only be temporary, from banks, and for extraordinary or emergency purposes.

10. Invest its assets in the securities of any company if the purchase, at the time thereof, would cause more than 10% of the value of the Fund’s total assets to be invested in companies which have a record of less than three years of continuous operation including the operation of predecessors and parents.

11. Invest in companies for the purpose of exercising control or management.

12. Engage in short sales of securities except to the extent that such sales are “against the box”; that is, only to the extent the Fund owns the securities sold short or owns other securities convertible into an equivalent amount of securities sold short. Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 10% of the value of the Fund’s net assets may, at the time, be held as collateral for such sales.

13. Buy and sell puts and calls on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange.

The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

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The Fund may not:

1. Purchase illiquid securities, if upon the purchase more than 10% of the value of the Fund’s net assets would consist of these securities. See “DESCRIPTION OF THE FUND, INVESTMENTS HELD BY THE FUND” for a complete discussion of illiquid securities.

MANAGEMENT

The Trust is managed under the general supervision of the Trustees of the Trust, which has responsibility for overseeing decisions relating to the investment policies and goals of the Funds. The names, addresses and ages of the Trustees and officers of the Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each Trustee serves for an indefinite term until the date the Trustee resigns, retires or is removed in accordance with the bylaws of the Trust. There is no family relationship between any of the Trustees.

Columbia Management Advisors, Inc. (the “Advisor”), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund’s investment advisor. The Advisor is responsible for the Fund’s management, subject to oversight by the Fund’s Board of Trustees. The Advisor is a direct wholly owned subsidiary of Columbia Management Group, Inc. (“CMG”), which is an indirect wholly owned subsidiary of Bank of America Corporation. Prior to April 1, 2004, CMG was an indirect wholly owned subsidiary of FleetBoston Financial Corporation. Effective April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America Corporation. The Advisor, a registered investment advisor, has been an investment advisor since 1969.

The “Columbia Funds Complex” (or “Fund Complex”) consists of the following funds:

The series of Columbia Funds Trust I, the series of Columbia Funds Trust II, the series of Columbia Funds Trust III, the series of Columbia Funds Trust IV, the series of Columbia Funds Trust V, the series of Columbia Funds Trust VI, the series of Columbia Funds Trust VII, the series of Liberty Variable Investment Trust and 8 closed-end management investment company portfolios (the “Liberty Funds”).

The series of Columbia Funds Trust VIII, the series of Columbia Funds Trust IX, the series of Columbia Funds Trust XI, the series of Stein Roe Variable Investment Trust ((the “Stein Roe Funds”).

Two closed-end management investment company portfolios named Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (the “All-Star Funds”).

Columbia Management Multi-Strategy Hedge Fund, LLC.

Columbia Balanced Fund, Inc., Columbia Common Stock Fund, Inc., Columbia Daily Income Company, Columbia Fixed Income Securities Fund, Inc., Columbia Growth Fund, Inc., Columbia High Yield Fund, Inc., Columbia International Stock Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia Short Term Bond Fund, Inc., Columbia Small Cap Growth Fund, Inc., Columbia Mid Cap Growth Fund, Inc., Columbia Strategic Investor Fund, Inc., Columbia Technology Fund, Inc. and the series of the Trust (the “Columbia Funds”).

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The series of The Galaxy Funds (the “Galaxy Funds”).

The series of Columbia Acorn Trust and the series of Wanger Advisors Trust (the “Acorn Funds” and “WAT Funds,” respectively).

Trustees and Officers

Disinterested Trustees:

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee
Douglas A. Hacker (Age 48) P.O. Box 66100 Chicago, IL 60666	Trustee	Since 1996	Executive Vice President – Strategy of United Airlines (airline) since December, 2002 (formerly President of UAL Loyalty Services (airline) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from March, 1999 to September, 2001; Senior Vice President-Finance from March, 1993 to July, 1999).	118	Orbitz, Inc. (on-line travel company)

Janet Langford Kelly (Age 46) 9534 W. Gull Lake Drive Richland, MI 49083-8530	Trustee	Since 1996	Private Investor since March, 2004 (formerly Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003; Senior Vice President, Secretary and General Counsel, Sara Lee Corporation (branded, packaged, consumer-products manufacturer) from January, 1995 to September, 1999).	118	None

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Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee
Richard W. Lowry (Age 68) 10701 Charleston Drive Vero Beach, FL 32963	Trustee	Since 1995	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer))	120[3]	None

Charles R. Nelson (Age 62) Department of Economics University of Washington Seattle, WA 98195	Trustee	Since 1981	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993 (formerly Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003) Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; consultant on econometric and statistical matters.	118	None

John J. Neuhauser (Age 61) 84 College Road Chestnut Hill, MA 02467-3838	Trustee	Since 1985	Academic Vice President and Dean of Faculties since August, 1999, Boston College (formerly Dean, Boston College School of Management from September, 1977 to September, 1999).	121[3,4]	Saucony, Inc. (athletic footwear)

Patrick J. Simpson (Age 60) 1120 N.W. Couch Street Tenth Floor Portland, OR 97209-4128	Trustee	Since 2000	Partner, Perkins Coie LLP. (law firm).	118	None

Thomas E. Stitzel (Age 68) 2208 Tawny Woods Place Boise, ID 83706	Trustee	Since 1998	Business Consultant since 1999 (formerly Professor of Finance from 1975 to 1999, College of Business, Boise State University); Chartered Financial Analyst.	118	None

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Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee
Thomas C. Theobald (Age 67) [5] 303 W. Madison Suite 2500 Chicago, IL 60606	Trustee and Chairman of the Board	Since 1996	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004 (formerly Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004).	118	Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services) and Ambac Financial Group (financial insurance underwriter)

Anne-Lee Verville (Age 59) 359 Stickney Hill Road Hopkinton, NH 03229	Trustee	Since 1998	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997).	119[4]	Chairman of the Board of Directors, Enesco Group, Inc. (designer, importer and distributor of giftware and collectibles)

Richard L. Woolworth (Age 63) 100 S.W. Market Street #1500 Portland, OR 97207	Trustee	Since 1991	Retired since December 2003 (formerly Chairman and Chief Executive Officer, The Regence Group (regional health insurer); Chairman and Chief Executive Officer, BlueCross BlueShield of Oregon; Certified Public Accountant, Arthur Young & Company)	118	Northwest Natural Gas Co. (natural gas service provider)

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Interested Trustees:

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee
William E. Mayer[2] (Age 64) 399 Park Avenue Suite 3204 New York, NY 10022	Trustee	Since 1994	Managing Partner, Park Avenue Equity Partners (private equity) since February, 1999 (formerly Founding Partner, Development Capital LLC from November 1996 to February, 1999).	120[3]	Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); First Health (healthcare); Reader’s Digest (publishing); OPENFIELD Solutions (retail industry technology provider)

[1]	As of December 31, 2003, the Columbia Funds Complex consisted of 132 open-end and 15 closed end management investment company portfolios. In October 2003, the trustees of the Liberty Funds and Stein Roe Funds were elected to the boards of the Columbia Funds; simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors/trustees of the Columbia Funds were appointed to serve as trustees of the Liberty Funds and Stein Roe Funds. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Fund Complex.
[2]	Mr. Mayer is an “interested person” (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.
[3]	Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the All-Star Funds.
[4]	Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.
[5]	Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

Principal Officers:

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Christopher L. Wilson (Age 47) One Financial Center Boston, MA 02111	President	Since 2004	President of the Columbia Funds, Liberty Funds and Stein Roe Funds since October, 2004 (formerly President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. from September, 1998 to August, 2004).

J. Kevin Connaughton (Age 39) One Financial Center Boston, MA 02111	Treasurer	Since 2000	Treasurer of the Columbia Funds since October, 2003 and of the Liberty Funds, Stein Roe Funds and All-Star Funds since December, 2000; Vice President of the Advisor since April, 2003 (formerly President of the Columbia Funds, Liberty Funds and Stein Roe Funds from February, 2004 to October, 2004; Chief Accounting Officer and Controller of the Liberty Funds and of the All-Star Funds from February, 1998 to October, 2000); Treasurer of the Galaxy Funds since September, 2002; Treasurer, Columbia Management Multi-Strategy Hedge Fund, LLC since December, 2002 (formerly Vice President of Colonial Management Associates, Inc. from February, 1998 to October, 2000).

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Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mary Joan Hoene (Age 54) 40 West 57th Street New York, NY 10019	Senior Vice President and Chief Compliance Officer	Since 2004	Senior Vice President and Chief Compliance Officer of the Columbia Funds, Liberty Funds and Stein Roe Funds since August, 2004; Chief Compliance Officer of the All-Star Funds since August, 2004 (formerly Partner, Carter, Ledyard & Milburn LLP from January, 2001 to August, 2004; Counsel, Carter, Ledyard & Milburn LLP from November, 1999 to December, 2000; Vice President and Counsel, Equitable Life Assurance Society of the United States from April, 1998 to November, 1999).

Michael G. Clarke (Age 34) One Financial Center Boston, MA 02111	Chief Accounting Officer	Since 2004	Chief Accounting Officer of the Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds since October, 2004 (formerly Controller of the Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds from May, 2004 to October, 2004; Assistant Treasurer from June, 2002 to May, 2004; Vice President, Product Strategy & Development of the Liberty Funds and Stein Roe Funds from February, 2001 to June, 2002; Assistant Treasurer of the Liberty Funds, Stein Roe Funds and the All-Star Funds from August, 1999 to February, 2001; Audit Manager, Deloitte & Touche LLP from May, 1997 to August, 1999).

Jeffrey R. Coleman (Age 34 ) One Financial Center Boston, MA 02111	Controller	Since 2004	Controller of the Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds since October, 2004 (formerly Vice President of CDC IXIS Asset Management Services, Inc. and Deputy Treasurer of the CDC Nvest Funds and Loomis Sayles Funds from February, 2003 to September, 2004; Assistant Vice President of CDC IXIS Asset Management Services, Inc. and Assistant Treasurer of the CDC Nvest Funds from August, 2000 to February, 2003; Tax Manager of PFPC, Inc. from November, 1996 to August, 2000).

David A. Rozenson (Age 50) One Financial Center Boston, MA 02111	Secretary	Since 2003	Secretary of the Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds since December, 2003; Senior Counsel, Bank of America Corporation (formerly FleetBoston Financial Corporation) since January, 1996; Associate General Counsel, Columbia Management Group since November, 2002.

Board of Trustees

The Trustees of the Trust are responsible for overseeing decisions relating to the investment policies and objectives of the Fund. The Trust hires other parties who are responsible for the day-to-day

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operations of the Fund, such as the Advisor, transfer agent and custodian. The Trustees meet four times a year to review the Fund’s activities. In addition, the Trustees meet once a year for a general industry update and continuing education meeting. The Trustees have created several committees to perform specific functions for the Fund.

Audit Committee

Ms. Verville and Messrs. Hacker, Stitzel and Woolworth are members of the Audit Committee of the Board of Trustees of the Fund. Prior to October 7, 2003, Messrs. Woolworth, Simpson, Nelson and Mr. James C. George were members of the Audit Committee of the Board of Trustees of the Fund. Mr. George resigned from the Board of Trustees of the Fund on October 7, 2003. Messrs. Simpson and Nelson have assumed other committee responsibilities. The Audit Committee’s functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Fund and certain service providers. For the fiscal year ended July 31, 2004, the Audit Committee convened nine times.

Governance Committee

Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee of the Board of Trustees of the Fund. Prior to October 7, 2003, the Fund did not have a Governance Committee. The Governance Committee’s functions include recommending to the Trustees nominees for independent Trustees positions and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees’ duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds’ investment advisor. The Governance Committee will consider candidates for Trustees recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Fund. For the fiscal year ended July 31, 2004, the Governance Committee convened four times.

Advisory Fees & Expenses Committee

Ms. Kelly and Messrs. Mayer, Nelson and Neuhauser are members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Fund. Prior to October 7, 2003, the Fund did not have an Advisory Fees and Expenses Committee. The Advisory Fees & Expenses Committee’s functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. For the fiscal year ended July 31, 2004, the Advisory Fees & Expenses Committee convened five times

Compliance Committee

Ms. Kelly, Messrs. Nelson and Simpson and Ms. Verville are members of the Compliance Committee of the Board of Trustees of the Fund. The Compliance Committee’s functions include providing oversight of the monitoring processes and controls regarding the Trust. The Committee uses legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the Trust’s investment adviser, principal underwriter and transfer agent. For the fiscal year ended July 31, 2004, the Compliance Committee convened five times.

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Investment Oversight Committees

Beginning in 2004, each Trustee of the Fund also began serving on an Investment Oversight Committee (“IOC”). Each IOC is responsible for monitoring, on an ongoing basis, a select group of funds in the Fund Complex and gives particular consideration to such matters as the funds’ adherence to their investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the funds attend IOC meetings from time to time to assist each IOC in its review of the funds. Each IOC meets four times a year. The following are members of the respective IOCs and the general categories of funds that they review:

IOC #1:	Messrs. Lowry, Mayer and Neuhauser are responsible for reviewing funds in the following asset categories: Large Growth Diversified, Large Growth Concentrated, Small Growth, Outside Managed (i.e., sub-advised), Municipal and Bank Loan.

IOC #2:	Mr. Hacker and Ms. Verville are responsible for reviewing funds in the following asset categories: Large Blend, Small Blend, Foreign Stock, Fixed Income – Multi Sector, Fixed Income – Core and Young Investor.

IOC#3:	Messrs. Theobald and Stitzel and Ms. Kelly are responsible for reviewing funds in the following asset categories: Large Value, Mid Cap Value, Small Value, Asset Allocation, High Yield and Money Market.

IOC#4:	Messrs. Nelson, Simpson and Woolworth are responsible for reviewing funds in the following asset categories: Large/Multi-Cap Blend, Mid Cap Growth, Small Growth, Asset Allocation, Specialty Equity and Taxable Fixed Income.

For the fiscal year ended July 31, 2004, each IOC convened two times.

The following table sets forth the dollar range of shares owned by each Trustee as of December 31, 2003 of (i) the Fund and (ii) all of the funds in the Fund Complex

Disinterested Trustees:

Name of Fund	Douglas A. Hacker		Janet Langford Kelly		Richard W. Lowry
CMG Small Cap Fund		None		None		None
Aggregate Dollar Range of Equity Securities Owned in All Funds Overseen by Trustee in Fund Complex:	Over $	100,000	Over $	100,000	Over $	100,000

Name of Fund	Dr. Charles R. Nelson		John J. Neuhauser
CMG Small Cap Fund		None		None
Aggregate Dollar Range of Equity Securities Owned in All Funds Overseen by Trustee in Fund Complex:	Over $	100,000	Over $	100,000

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Name of Fund	Patrick J. Simpson	Thomas E. Stitzel
CMG Small Cap Fund	None	None
Aggregate Dollar Range of Equity Securities Owned in All Funds Overseen by Trustee in Fund Complex:	$50,001-$100,000	$50,001-$100,000

Name of Fund	Thomas C. Theobald		Anne-Lee Verville(1)	Richard W. Woolworth
CMG Small Cap Fund		None	None		None
Aggregate Dollar Range of Equity Securities Owned in All Funds Overseen by Trustee in Fund Complex:	Over $	100,000	$0	Over $	100,000

Interested Trustees:

Name of Fund	William E. Mayer
CMG Small Cap Fund	None
Aggregate Dollar Range of Equity Securities Owned in All Funds Overseen by Trustee in Fund Complex:	$50,001-$100,000

(1)	Ms. Verville has elected to defer her compensation as a Trustee under the deferred compensation plan for independent Trustees of the Fund Complex. The value of her deferred compensation is determined as if the amounts had been invested, as of the date of deferral, in shares of one or more funds in the Fund Complex as specified by her. At December 31, 2003, the value of her deferred compensation account exceeded $100,000.

As of December 31, 2003, none of the disinterested Trustees or nominees or members of their immediate families owned any securities of the Advisor or any other entity directly or indirectly controlling, controlled by, or under common control with the Advisor.

Approval of Investment Advisory Contract

The Fund has entered into a separate investment advisory contract with the Advisor. The existing contract for the Fund was considered and approved by the Board and the disinterested Trustees at in-person meetings held on May 12, 2004 and October 13, 2004. The investment advisory contract is subject to annual approval of the Trustees, including a majority of disinterested Trustees. In determining the reasonableness of the advisory fees under the contract, the Trustees considered several factors, including:

•	The nature and quality of services provided to the Fund’s shareholders,

•	The profitability of the advisory contract for the Advisor,

•	Fall-out benefits realized by the Advisor from services as advisor to the Fund,

•	A comparison of fee structures with other mutual funds, and

•	The existence of economies of scale with respect to the provision of investment advice to the Fund.

In reviewing the quality of services provided by the Adviser, the Board reviewed the performance and expense rankings of the Fund as compared to its peers, based upon information compiled by Lipper, Inc. The Board reviewed the following information: (1) total expense rankings

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within the Fund’s expense group, (2) actual management fee rankings of the Fund within its expense group, (3) contractual management fee rankings of the Fund within its expense group and (4) performance rankings within the Fund’s peer universe for the one-, three-, five- and ten-year periods. In addition, the Board reviewed data for the Fund comparing various return rankings of the Fund versus the Fund’s actual management or total expense ranking. From this information, an overall Fund assessment ranking is made for the Fund, and the Fund received a satisfactory ranking by the Board.

The Trustees also reviewed data related to the profitability of the Advisor with respect to its contract with each of the funds in the Trust. The Trustees considered the additional benefits to the Advisor as a result of its relationship with the funds in the Trust. The Trustees also considered the benefits to affiliates of the Advisor as the result of its management of the funds in the Trust.

After considering these and other factors, and the Fund’s specific circumstances, the Trustees concluded that the Fund’s advisory contract with the Advisor was reasonable for the Fund and in the best interests of shareholders. During their deliberation, the Trustees requested from the Advisor all information reasonably necessary for the Trustees to evaluate the advisory contract for the Funds. The disinterested Trustees were also assisted by, and met separately with, their independent counsel.

See the section entitled “INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES” for further information about the Advisor and the Fund’s investment advisory contract.

Trustee Compensation

The Trustees serve as directors/Trustees of all open-end funds managed by the Advisor for which each Trustee will receive an annual retainer of $45,000 and attendance fees of $9,500 for each regular and special joint board meeting and $1,000 for each special telephonic joint board meeting. Beginning in December 2003, Mr. Theobald began serving as the Chairman of the Board. Mr. Theobald receives an additional annual retainer of $40,000 for serving in this capacity. All committee chairs, except the Audit Committee chair, receive an annual retainer of $5,000 and Committee chairs receive $1,500 for each special committee meeting attended on a day other than a regular joint board meeting day. The Audit Committee chair receives an annual retainer of $10,000 and receives $2,000 for each Audit Committee meeting. Committee members receive $1,500 for each special committee meeting attended on a day other than a regular joint board meeting day. Two-thirds of the Trustee fees are allocated among the funds in the Trust based on each fund’s relative net assets and one-third of the fees is divided equally among the funds in the Trust.

The following table sets forth the compensation earned by Trustees of the Fund for the fiscal year ended July 31, 2004. No officer of the Fund received any compensation from the Fund in 2003. The Trust does not currently provide pension or retirement plan benefits to the Trustees.

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Disinterested Trustees

Trustee	Aggregate Compensation From Fund	Total Compensation from Fund Complex
Douglas A. Hacker(2)	$1,309	$125,500
Janet Langford Kelly(2)	$1,315	$125,500
Richard W. Lowry(2)	$1,289	$115,750
Charles R. Nelson	$1,340	$124,000
John J. Neuhauser(2)	$1,337	$124,668
Patrick J. Simpson(3)	$1,408	$97,144
Thomas E. Stitzel(2)	$1,499	$129,500
Thomas C. Theobald(2)(4)	$1,569	$155,500
Anne-Lee Verville(2)(5)	$1,586	$147,500
Richard L. Woolworth	$1,544	$104,644

Interested Trustees

Trustee	Aggregate Compensation From Fund	Total Compensation from Fund Complex
William E. Mayer(2)	$1,398	$127,500

(1)	As of December 31, 2003, the Columbia Funds Complex consisted of 132 open-end and 15 closed-end management investment company portfolios. Effective October 8, 2003, Patrick J. Simpson and Richard L. Woolworth were appointed to the board of Trustees of the Liberty Funds and Stein Roe Funds. Effective October 8, 2003, the Trustees of the Liberty Funds and the Stein Roe Funds were elected as directors/Trustees of the Columbia Funds. A single combined board of Trustees/directors now oversees all of the Liberty Funds, Stein Roe Funds and Columbia Funds. The All-Star Funds, Columbia Management Multi-Strategy Hedge Fund, LLC, the Galaxy Funds, the Acorn Funds and the WAT Funds each have separate boards of trustees/directors.
(2)	Each of Ms. Verville, Ms. Kelly and Messrs. Hacker, Lowry, Mayer, Neuhauser, Stitzel and Theobald was elected a Trustee of the Trust on October 7, 2003. The compensation amounts for each of them reflect their total compensation paid for service during 2003 as a Trustee or director of funds formerly known as the Liberty Funds and Stein Roe Funds that are now part of the Columbia Funds Complex.
(3)	During the fiscal year ended July 31, 2004, Mr. Simpson deferred $1,408 of his compensation from the Fund, and $97,144 of his total compensation from the Fund Complex pursuant to the deferred compensation plan.
(4)	During the fiscal year ended July 31, 2004, Mr. Theobald deferred $561of his compensation from the Fund, and $80,000 of his total compensation from the Fund Complex pursuant to the deferred compensation plan.
(5)	During the fiscal year ended July 31, 2004, Ms. Verville deferred $343 of her compensation from the Fund, and $56,000 of her total compensation from the Fund Complex pursuant to the deferred compensation plan.

Share Ownership

At October 31, 2004, officers and Trustees of the Fund, in the aggregate, owned of record or beneficially less than 1% of the total outstanding shares of the Fund.

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At October 31, 2004, to the knowledge of the Trust, the following persons owned of record more than 5% of the outstanding shares of the Fund:

Name and Address	Shares Beneficially Owned at October 31, 2004
STATE STREET BANK PF#426 FBO CHILDRENS MEDICAL CTR DALLAS 12578571 7TH FLOOR 200 NEWPORT AVE NORTH QUINCY MA 02171-2145	5,092,384.4080	(20.14)%

WELLS FARGO BANK MASTERCARD INTERNATIONAL PENS PL #215113 ATTN: JAMES NELSON 801 NICOLLET MALL STE 700 MINNEAPOLIS MN 55479-0001	3,580,319.7390	(14.16)%

MAC & CO PF #336 ANCHORAGE POLICE & FIRE #APFF2220142 MUTUAL FUND OPERATIONS PO BOX 3198 PITTSBURGH PA 15230-3198	3,433,770.3790	(13.58)%

NORTHERN TRUST CO TTEE PF#433 FBO PPPI PECHAINEY PLASTIC PACK & CONTAIN 22-07373 50 S LASALLE ST CHICAGO, IL 60675-0001	1,573,379.6080	(6.22)%

UNION BANK TR NOMINEE PF#635 LOCALS 302/612 OPERATING ENGINRS EMPLOYERS RETIREMENT FD-EQUITY 6749561621 PO BOX 85484 SAN DIEGO CA 92186-5484	1,340,211.7770	(5.30)%

Proxy Voting Policies and Procedures

The Fund has delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by the Fund.

The Advisor’s policy is to vote all proxies for each client’s securities in a manner considered by the Advisor to be in the best interest of its clients, including the Fund and its shareholders, without regard to any benefit to the Advisor or its affiliates. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer’s securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to effect adversely the best interest of the Fund. The Advisor determines the best interest of the Fund in light of the potential economic return on the Fund’s investment.

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The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor’s Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, or its other clients or certain other persons. A member of the Proxy Committee is prohibited from voting on any proposal with respect to which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has three classes of proxy proposals. The first two classes are predetermined guidelines to vote for or against specific proposals, unless otherwise directed by the Proxy Committee. The third class is proposals requiring special consideration by the Proxy Committee. In addition, the Proxy Committee considers requests to vote on proposals in the first two classes other than according to the predetermined guidelines.

The Advisor generally votes in favor of proposals related to the following matters: selection of auditors (unless the auditor receives more than 50% of its revenues from non-audit activities from the company and its affiliates), election of directors (unless the proposal gives management the ability to alter the size of the board without shareholder approval), different persons for chairman of the board /chief executive officer (unless, in light of the size of the company and the nature of its shareholder base, the role of chairman and CEO should not be held by different persons), compensation (if provisions are consistent with standard business practices), debt limits (unless proposed specifically as an anti-takeover action), indemnification (unless for negligence and or breaches of fiduciary duty), meetings, name of company, principal office (unless the purpose is to reduce regulatory or financial supervision), reports and accounts (if the certifications required by Sarbanes-Oxley Act of 2002 have been provided), par value, shares (unless proposed as an anti-takeover action), share repurchase programs, independent committees, and equal opportunity employment.

The Advisor generally votes against proposals related to the following matters: super majority voting, cumulative voting, preferred stock, warrants, rights, poison pills, reclassification of common stock and meetings held by written consent.

The Advisor gives the following matters special consideration: new proposals, proxies of investment company shares (other than election of directors, selection of accountants), mergers/acquisitions (proposals where a hostile merger/acquisition is apparent or where the Advisor represents ownership in more than one of the companies involved), shareholder proposals (other than those covered by the predetermined guidelines), executive/director compensation (other than those covered by the predetermined guidelines), pre-emptive rights, and proxies of international issuers which block securities sales between submission of a proxy and the meeting (proposals for these securities are voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with predetermined guidelines).

In addition, if a portfolio manager or other party involved with an Advisor client or a Fund account concludes that the interest of the client or the Fund requires that a proxy be voted on a proposal other than according to the predetermined guidelines, he or she may request that the Proxy Committee consider voting the proxy differently. If any person (or entity) requests the Proxy Committee (or any of its members) to vote a proxy other than according to a predetermined

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guideline, that person must furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person’s (or entity’s) relationship with the party proposing the matter to shareholders or any other matter known to the person that would create a potential conflict of interest.

The Proxy Committee may vary from the predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer’s securities or to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client’s investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted.

The Advisor’s Proxy Committee is composed of operational and investment representatives of its regional offices as well as senior representatives of equity investments, equity research, compliance and legal. During the first quarter of each year, the Proxy Committee reviews all guidelines and establishes guidelines for expected new proposals. In addition to these reviews and its other responsibilities described above, the Proxy Committee’s functions include annual review of the Advisor’s Proxy Voting Policy and Procedures to ensure consistency with internal policies and regulatory agency policies, and to develop and modify voting guidelines and procedures as it deems appropriate or necessary.

The Advisor uses Institutional Shareholder Services (“ISS”), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

The actual voting records of the Funds relating to their portfolio securities during the 12-month period ended June 30, 2004 are available without charge, upon request, by calling 1-800-547-1037, or by accessing the SEC’s website at http://www.sec.gov. The Advisor’s proxy voting guidelines and procedures are included in this Statement of Additional Information as Appendix I.

INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES

The investment advisor to the Fund is Columbia Management Advisors, Inc. (the “Advisor”). The Advisor has entered into an investment contract with the Fund. Pursuant to the investment contract the Advisor provides research, advice, and supervision with respect to investment matters and determines what securities to purchase or sell and what portion of the Fund’s assets to invest.

The Advisor provides office space and pays all executive salaries and executive expenses of the Fund. The Fund assumes its costs relating to Trust matters, cost of services to shareholders, transfer and dividend paying agent fees, custodian fees, legal and auditing expenses, disinterested Trustees fees, taxes and governmental fees, interest, broker’s commissions, transaction expenses, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase, or redemption of its shares, expenses of registering or qualifying its shares for sale, transfer taxes, and all other expenses of preparing its registration statement, prospectuses, and reports.

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For its services provided to the Fund, the Advisor charges an advisory fee, which is accrued daily and paid monthly. The advisory fee for the Fund equals the annual rate of 0.75 of 1% of its daily net assets. Advisory fees paid by the Fund to the Advisor were $2,528,059 for the fiscal year ended July 31, 2004, $1,402,493 for the fiscal period ended July 31, 2003, and $2,238,619 and $1,804,550 for fiscal years ended October 31, 2002, and 2001, respectively.

Transfer Agent Agreement

Columbia Funds Services, Inc. (“CFS”) acts as transfer agent and dividend crediting agent for the Fund. Its address is P.O. Box 1722, Boston, Massachusetts 02105-1722. CFS has retained the services of Boston Financial Data Services to assist it in performing its transfer agent functions. It records and disburses dividends for the Fund. The transfer agent fee is an annual charge of $28.00 per open account. The Fund will also pay for certain reimbursable out-of-pocket expenses as set forth in the agreement. There is no minimum aggregate fee payable by the Fund to CFS for transfer agent services. The transfer agent fees paid to CFS for the fiscal year ended July 31, 2004 under the transfer agent agreement was $4,752.

Pricing and Bookkeeping Agreement

The Advisor performs certain administrative services for the Funds pursuant to a Pricing, Bookkeeping and Fund Administration Agreement (the “Agreement”). Under the terms of the Agreement, the Advisor (a) provides fund accounting and financial reporting oversight of State Street Bank and Trust, who provides the daily fund accounting and financial reporting services; (b) maintains and preserves in a secure manner the accounting records of the Funds; (c) provides fund administration, including daily prospectus, investment restrictions and 1940 Act compliance review, tax and distribution management, expense budgeting, performance reporting and statistical analysis, and board reporting; and (d) provides disaster planning. The Fund is not charged a fee for these services.

Principal Underwriter

Columbia Financial Center Incorporated (“Columbia Financial”), a registered securities broker and a member of the National Association of Securities Dealers, Inc., and an affiliate of the Advisor, is the principal underwriter for the Fund, and is authorized under a distribution agreement with the Trust to sell shares of the Fund. Columbia Financial does not charge any fees or commissions to the Fund or to investors of the Fund for the sale of shares of the Fund.

Each of the Advisor, CFS and Columbia Financial are indirect wholly owned subsidiaries of Bank of America Corporation (“Bank America”). Bank America and its affiliates provide a wide range of banking, financial, and investment products and services to individuals and businesses. Their principal activities include customer and commercial banking, mortgage lending and servicing, Trust administration, investment management, retirement plan services, brokerage and clearing services, securities underwriting, private and corporate financing and advisory activities, and insurance services.

PORTFOLIO TRANSACTIONS

The Fund will not generally invest in securities for short-term capital appreciation but, when business and economic conditions, market prices, or the Fund’s investment policy warrant,

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individual security positions may be sold without regard to the length of time they have been held. This may result in a higher portfolio turnover rate and increase a Fund’s transaction costs, including brokerage commissions. To the extent short-term trades result in gains on securities held less than one year, shareholders will be subject to taxes at ordinary income rates. See “TAXES” in this Statement of Additional Information.

The Fund may purchase its portfolio securities through a securities broker and pay the broker a commission, or it may purchase the securities directly from a dealer that acts as principal and sells securities directly for its own account without charging a commission. The purchase price of securities purchased from dealers serving as market makers will include the spread between the bid and asked prices. The Fund may also purchase securities from underwriters, the price of which will include a commission or discount paid by the issuer to the underwriter.

Prompt execution of orders at the most favorable price will be the primary consideration of the Fund in transactions where brokerage fees are involved. Additional factors considered by the Advisor in selecting brokers to execute a transaction include: (i) professional capability of the executing broker and the value and quality of the brokerage services provided; (ii) size and type of transaction; (iii) timing of the transaction in the context of market prices and trends; (iv) nature and character of markets for the security to be purchased or sold; (v) the broker’s execution efficiency and settlement capability; (vi) the broker’s experience and financial stability and the execution services it renders to the Advisor on a continuing basis; and (vii) reasonableness of commission.

Research, statistical, and other services offered by the broker also may be taken into consideration in selecting broker-dealers. These services may include: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategies, and performance of accounts. A commission in excess of the amount of commission another broker or dealer would have charged for effecting a transaction may be paid by the Fund if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or management’s overall responsibilities with respect to the Fund.

The Advisor receives a significant amount of proprietary research from a number of brokerage firms, in most cases on an unsolicited basis. The Advisor does not make any commitments to allocate brokerage for proprietary research. The value of that research, however, is considered along with other factors in the selection of brokers. This research is considered supplemental to the Advisor’s own internal research and does not, therefore, materially reduce the overall expenses incurred by the Advisor for its research.

The Advisor may use the Fund’s commissions to acquire third party research and products that are not available through its full service brokers. In these arrangements, the Advisor pays an executing broker a commission equal to the average rate paid on all other trades and achieves what it believes is best execution on the trade. The executing broker then uses a portion of the commission to pay for a specific research service or product provided to the Advisor. Proposed research to be acquired in this manner must be approved by the Advisor’s Chief Investment Officer for West Coast Operations who is responsible for determining that the research provides appropriate assistance to the Advisor in connection with its investment management of the Fund and that the price paid for research services and products with broker commissions is fair and reasonable.

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The receipt of research services and products from brokers or dealers might be useful to the Advisor and its affiliates in rendering investment management services to the Fund or other clients; and, conversely, information provided by brokers or dealers who have executed orders on behalf of other clients might be useful to the Advisor in carrying out its obligations to the Fund. Total brokerage commissions paid by the Fund were $2,535,548 for fiscal year ended July 31, 2004, $1,237,992 for the fiscal period from November 1, 2002 to July 31, 2003, and $1,169,507 and $587,203 for fiscal years ended October 31, 2002, and 2001, respectively. Of the commissions paid in fiscal year 2004, the Fund paid $155,508 for third party research and products provided by brokerage firms.

The Trust is required to identify any securities of its “regular brokers or dealers” that the Fund has acquired during its most recent fiscal year. At July 31, 2004, the Fund held securities of its regular brokers or dealers as set forth below.

Broker/Dealer	Value (in thousands)
Affiliated Managers Group	$3,642

The Advisor may use research services provided by and place agency transactions with affiliated broker-dealers, if the commissions are fair and reasonable and comparable to commissions charged by non-affiliated qualified brokerage firms. In addition, the Fund may purchase securities from an underwriting syndicate in which an affiliate is a member of the underwriting syndicate. In any agency transaction or purchase from an underwriting syndicate of which an affiliate is a member, the trade will be accomplished in accordance with the rules and regulations of the 1940 Act.

Investment decisions for the Fund are made independently from those of the other portfolios of the Trust or accounts managed by the Advisor or its affiliate, Columbia Trust Company (collectively, “Columbia”). All trading for Columbia accounts is performed by the Advisor pursuant to an Investment Advisory Contract with Columbia Trust Company. The same security is sometimes held in the portfolio of more than one fund or account. Simultaneous transactions are inevitable when several funds or accounts are managed by the same investment advisor, particularly when the same security is suitable for the investment objective of more than one fund or account. In such event, the Advisor may aggregate these orders in order to achieve best execution and, on the average, lower brokerage commission costs. In the event of simultaneous transactions, allocations among the Fund or accounts will be made on an equitable basis. When the Funds participate in an aggregated order, they participate at the average share price for all transactions in that order, with all transaction costs shared on a pro rata basis. Notwithstanding the above, the Advisor may execute, buy and sell orders for accounts and take action in performance of its duties with respect to any of its accounts that may differ from actions taken with respect to another account, so long as the Advisor shall, to the extent practical, allocate investment opportunities to accounts, including the Funds, over a period of time on a fair and equitable basis and in accordance with applicable law.

Certain employees of the Advisor are also employees of affiliated investment advisors (“Shared Employees”) within Columbia Management Group, the Advisor’s direct owner. As a result of these arrangements, Shared Employees may provide investment advisory, trading and other investment services for client accounts of the Advisor and one or more other affiliated investment advisors. Columbia Management Group has determined that these Shared Employee arrangements promote more efficient use of internal resources and are in the best interests of clients on an overall basis.

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The Advisor is responsible for ensuring compliance by Shared Employees with all investment guidelines, compliance policies and procedures, and applicable rules and regulations while Shared Employees are acting for the Advisor’s clients.

The Advisor and its affiliated advisors maintain policies reasonably designed to ensure fairness for all clients with accounts served by Shared Employees. The Advisor will monitor all Shared Employee arrangements to ensure that these arrangements continue to be in the best interest of clients considering the potential disadvantages.

The Advisor’s investment personnel will share general and specific investment information with affiliated investment advisors. Information is shared at periodic meetings of investment teams, by distribution of formal recommendations by investment analysts, and through informal discussions among investment personnel.

The Advisor will also share with affiliated advisors research products and services provided by broker-dealers through whom the Advisor effects transactions for client accounts, and whom the Advisor may cause to receive higher commissions from the Advisor’s clients in recognition of the provision of such products and services. The research products and services shared will assist the Advisor and its affiliated advisors in providing investment management services generally to their clients, but may not necessarily assist with the management for any particular client or clients of the Advisor, including the Funds. As a result of this policy, trades effected on behalf of the Advisor’s clients may benefit affiliated advisors and their clients, and trades effected on behalf of clients of affiliated advisors may benefit the Advisor and its clients.

The use of multiple trading locations could result in the Advisor and its affiliates competing against each other in the market. The Advisor’s clients could receive less attractive prices for trades than clients of an affiliated advisor, and in certain cases client orders may be unfilled or only partially filled due to the orders for clients of an affiliated advisor. To the extent separate trading locations are used, clients of the Advisor and its affiliates will not realize efficiencies associated with aggregating orders, such as more favorable pricing for larger volume trades, for all Columbia Management Group companies.

Where practical, transactions for accounts of the Advisor and one or more affiliated advisors for which a Shared Employee has investment discretion will be coordinated from each trading location. In these cases, a single broker will be used to execute the trade on behalf of each advisor’s accounts. This practice may at times result in an increase in the time period it takes to fill a particular client’s trade order, due to increased time for processing the trade or due to share allocations, and may lead to a smaller allocation for a client.

Where practical, Shared Employees may also effect trades from one location, subjecting the trades to the trade allocation and other policies utilized for that location. To the extent that trades for clients of the Advisor are effected together with trades for clients of other affiliated advisors, this practice may result in smaller allocations for the Advisor’s clients or result in clients of the Advisor obtaining less favorable prices on securities.

Allocations among Columbia accounts to participate in initial public offerings (“IPOs”) are made pursuant to IPO Allocation Priority Guidelines (the “Guidelines”) established by the Columbia Investment Team. The Guidelines establish which accounts are eligible to participate in a

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particular IPO and what level of participation is permitted. Eligibility is based upon the market capitalization of the IPO and the capitalization focus of the account. After eligible accounts are identified, each manager receives, on behalf of his or her accounts, a pro rata share of such allocation. The allocation by the manager among his or her accounts is further divided among such accounts on a pro rata basis. A manager may decline to participate in an offering, or may elect to not have all accounts participate, even if his or her accounts are eligible to participate pursuant to the guidelines if he or she believes that the IPO is not appropriate for his or her accounts or an individual account. A manager who declines to participate in an IPO in all of his or her eligible accounts must document the basis of his or her decision not to participate. Over time, allocations to eligible accounts, for which an IPO opportunity is appropriate, will be made on a fair and equitable basis.

The Fund, the Advisor, and Columbia Financial have adopted Codes of Ethics (the “Codes”) pursuant to the requirements of the 1940 Act. These Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. These Codes can be reviewed and copied at the SEC’s Public Reference Room and may be obtained by calling the SEC at 1-202-942-8090. These Codes are also available on the EDGAR Database on the SEC’s internet web site at http://www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request to publicinfor@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

CAPITAL STOCK AND OTHER SECURITIES

The Trust may establish separate series of investment portfolios under its Restated Declaration of Trust. The Fund, CMG Short Term Bond Fund, CMG High Yield Fund, CMG Core Bond Fund, CMG International Bond Fund, CMG International Stock Fund, CMG Strategic Equity Fund, CMG Small/Mid Cap Fund, CMG Enhanced S&P 500 Index Fund, CMG Large Cap Growth Fund, CMG Large Cap Value Fund, CMG Mid Cap Value Fund, CMG Mid Cap Growth Fund, CMG Small Cap Growth Fund, CMG Small Cap Value Fund, CMG Core Plus Bond Fund, CMG Government Bond Fund, CMG Mortgage and Asset-Backed Securities Fund, CMG Intermediate Bond Fund, and CMG Ultra Short Term Bond Fund are the only series established under the Trust. Shares of each series vote together, except as provided in the Trust’s Declaration of Trust and under applicable law. It is expected that shares of a series would vote separately by series on any changes in fundamental investment policies relating to that series. All shares of each series of the Trust, including the Fund, have equal rights as to voting, redemption, dividends and distributions. All issued and outstanding shares of the Fund are fully paid and nonassessable. Shares have no preemptive or conversion rights. Fractional shares have the same rights proportionately as full shares. The shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares of the Fund and any other portfolio of the Trust, voting for the election of Trustees, can elect all the Trustees if they choose to do so. In certain circumstances, Trustees may be removed by action of the Trustees or the shareholders.

Any reference to the phrase “vote of a majority of the outstanding voting securities of the Fund” means the vote at any meeting of shareholders of the Fund of (i) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.

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PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASES

Investments in the Fund are made directly by high net worth individuals and institutional buyers, or by the Advisor in its role as discretionary investment advisor over a portion of the shareholder’s assets. With respect to assets of an investment advisory client of the Advisor invested in the Fund, that client will pay a reduced, or in the case of an employee benefit plan, no fee pursuant to its separate management contract with the Advisor (for the period during which the assets are invested in the Fund).

If the Advisor is deemed to be a fiduciary with respect to a prospective shareholder of the Fund pursuant to the Employee Retirement Income Security Act of 1974 (“ERISA”), certain conditions must be satisfied before assets may be invested in the Fund by the Advisor on behalf of the shareholder. These conditions are set forth by the U. S. Department of Labor in Prohibited Transaction Class Exemption No. 77-4 (the “Exemption”). The Exemption permits the Advisor to direct investments of ERISA-qualified plans to a mutual fund, such as the Fund, for which the Advisor serves as an investment advisor if, after review of the Prospectus and disclosure relating to fees of the Fund and fees under the advisory contract, another fiduciary, as determined under ERISA, with respect to that shareholder approves investments in the Fund. The second fiduciary must be independent of and unrelated to the Advisor under standards set forth by the U. S. Department of Labor in the Exemption.

The second, independent fiduciary that must approve investments in the Fund by the Advisor must not be engaged as a second fiduciary only in contemplation of a possible investment in the Fund. Rather, the second, independent fiduciary is almost always a committee appointed by the employee benefit plan sponsor and has oversight responsibility for appointment of the Advisor as an investment advisor with respect to certain plan assets. This committee is almost always made up of one or more employees of the plan sponsor, and, as such, these employees receive compensation from the plan sponsor but are not compensated out of plan assets.

The transfer agent for the Fund may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies, and limitations of the Fund, must have a readily ascertainable market value, must be liquid, and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $100,000. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled – usually within 15 days following the purchase by exchange. The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on securities following their delivery to the transfer agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription, or other rights attached to the securities become the property of the Fund, along with the securities. Before engaging in an exchange, investors should consult their tax advisors concerning the tax consequences to them of the exchange.

REDEMPTIONS

Redemptions of all or any portion of a shareholder’s investment can be made at any time. Redemption of shares are at the net asset value next computed after receipt of a redemption order on a day the New York Stock Exchange (“NYSE”) is open for business. Payment will be made

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within seven days of the date of redemption, except as provided by the rules of the SEC. The Trust may suspend the determination of net asset value of the Fund and the right of redemption for any period (1) when the NYSE is closed, other than customary weekend and holiday closings, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which sale of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Trust to determine the value of the Fund’s net assets, or (4) as the SEC may by order permit for the protection of security holders, provided the Trust complies with rules and regulations of the SEC which govern as to whether the conditions prescribed in (2) or (3) exist. The NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr.’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. In the case of suspension of the right to redeem, shareholders may withdraw their redemption request or receive payment based upon the net asset value computed upon the termination of the suspension.

The Fund reserves the right to redeem Fund shares in cash or in kind. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem, during any 90-day period, shares of a shareholder solely for cash up to the lesser of $250,000 or 1% of the net asset value of the Fund. A shareholder who is redeemed in kind may incur brokerage fees upon the sale of any securities distributed upon redemption.

PRICING OF SHARES

The net asset value (“NAV”) per share of the Fund is determined by the Advisor, under procedures approved by the Trustees of the Trust, as of the close of regular trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business and at other times determined by the Board of Trustees. The NAV per share is computed by dividing the value of all assets of the Fund, less its liabilities, by the number of shares outstanding.

For purposes of calculating the NAV of the Fund’s shares, the following procedures are utilized whenever applicable. The Fund’s securities are valued at the last sale price on the securities exchange or national securities markets at which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued using the last bid price. Certain securities for which daily market quotations are not readily available, or for which the Advisor believes the quotations do not accurately value the security in question, may be fair valued by the Advisor, pursuant to guidelines established by the Fund’s Board of Trustees.

Any assets or liabilities initially expressed in a foreign currency will, on a daily basis, be converted into U.S. dollars. Foreign securities will generally be valued based upon the most recent closing price on their principal exchange, or based upon the most recent price obtained by the Fund, if the security is not priced on an exchange, even if the close of that exchange or price determination is earlier than the time of the Fund’s NAV calculation. In the case of such foreign security, if an event that is likely to affect materially the value of a portfolio security occurs between the time the foreign price is determined and the time the Fund’s NAV is calculated, it may be necessary to value the security in light of that event. Such a determination would be made by the Fund’s Valuation Committee using procedures approved by the Board of Trustees.

CUSTODIAN

The Fund’s Custodian, for both domestic and foreign securities, is State Street Corporation (the “Custodian”), 2 Avenue De Lafayette, Boston, MA 02111-2900. The Custodian holds all

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securities and cash of the Fund, receives and pays for securities purchased, delivers against payment securities sold, receives and collects income from investments, makes all payments covering expenses of the Fund, and performs other administrative duties, all as directed by authorized officers of the Advisor. The Custodian does not exercise any supervisory function in the purchase and sale of portfolio securities or payment of dividends.

Portfolio securities purchased in the United States are maintained in the custody of the Fund’s Custodian. Portfolio securities purchased outside the United States by the Fund are maintained in the custody of foreign banks, Trust companies, or depositories that have sub-custodian arrangements with the Custodian (the “foreign sub-custodians”). Each of the domestic and foreign custodial institutions that may hold portfolio securities of the Fund has been approved by the Board of Trustees or, in the case of foreign securities, at the discretion of the Board of Trustees, by the Custodian, as a delegate of the Board of Trustees, all in accordance with regulations under the 1940 Act.

The Advisor determines whether it is in the best interest of the Fund and its shareholders to maintain the Fund’s assets in each of the countries in which the Fund invests (“Prevailing Market Risk”). The review of Prevailing Market Risk includes an assessment of the risk of holding the Fund’s assets in a country, including risks of expropriation or imposition of exchange controls. In evaluating the foreign sub-custodians, the Board of Trustees, or its delegate, will review the operational capability and reliability of the foreign sub-custodian. With respect to foreign investments and the selection of foreign sub-custodians, however, there is no assurance that the Fund, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and cost of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians, or the application of foreign law to the Fund’s foreign sub-custodian arrangement. Accordingly, an investor should recognize that the risks involved in holding assets abroad are greater than those associated with investing in the United States.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts, 02110-1707, serves as the Trust’s independent registered public accounting firm and, in addition to examining the annual financial statements of the Trust, assists in the preparation of the tax returns of the Trust and in certain other matters.

TAXES

Federal Income Taxes

The Fund intends and expects to meet continuously the tests for qualification as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund were to fail to qualify as a “regulated investment company” in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and distributions would generally be taxable as ordinary dividend income to the shareholders. The Fund believes it satisfies the tests to qualify as a regulated investment company.

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To qualify as a regulated investment company for any taxable year, the Fund must, among other things:

(a) derive at least 90% of its gross income from dividends; interest; payments with respect to securities loans; gains from the sale or other disposition of stock, securities, or foreign currencies; other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; or net income from an interest in qualified publicly traded partnerships (the “90% Test”); and

(b) diversify its holdings so that at the end of each quarter (i) 50% or more of the market value of the assets of the Fund is represented by cash, government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer of such other securities, to an amount not greater than 5% of the value of the assets of the Fund and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the assets of the Fund is invested in either the securities (other than government securities or securities of other regulated investment companies) of any one issuer or of two or more issuers that the Fund “controls” within the meaning of Section 851 of the Code and that meet certain requirements or the securities of one or more qualified publicly traded partnerships. In addition, the Fund must file, or have filed, a proper election with the Internal Revenue Service.

Part I of Subchapter M of the Code will apply to the Fund during a taxable year only if it meets certain additional requirements. Among other things, the Fund must: (a) have a deduction for dividends paid (without regard to capital gain dividends and exempt interest dividends) at least equal to the sum of 90% of its investment company taxable income (computed without any deduction for dividends paid) and 90% of its tax-exempt interest net of expenses attributable to such interest and (b) either (i) have been subject to Part I of Subchapter M for all taxable years ending on or after November 8, 1983 or (ii) as of the close of the taxable year have no earnings and profits accumulated in any taxable year to which Part I of Subchapter M did not apply.

The Trust currently has 20 portfolios, including the Fund. The Trust may establish additional funds in the future. Federal income tax laws generally will treat each Fund as a separate corporation (provided that the Fund consists of a segregated portfolio of assets the beneficial interests in which are owned by the holders of a class or series of stock that is preferred over all other classes or series in respect of that portfolio of assets).

A regulated investment company that meets the requirements described above is taxed only on its “investment company taxable income,” which generally equals the undistributed portion of its ordinary net income and any excess of net short-term capital gain over net long-term capital loss. In addition, any excess of net long-term capital gain over net short-term capital loss that is not distributed as a “capital gain dividend” is taxed to the Fund at corporate capital gain tax rates. The policy of the Fund is to apply capital loss carry-forwards as a deduction against future capital gains before making a capital gain distribution to shareholders.

If any net capital gains (i.e. the excess of net long-term capital gains over net short-term capital losses) are retained by the Fund, requiring federal income taxes to be paid thereon by the Fund, the Fund may elect to treat such capital gains as having been distributed to shareholders. In the case of such an election, shareholders will be taxed on such amounts as long-term capital gains, will be able to claim their proportional share of the federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liabilities, and generally will be entitled to increase the adjusted tax basis of their shares in the Fund by the differences between their pro rata shares of such gains and their tax credits.

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If the Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

Certain of the Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Shareholders of the Fund are taxed on distributions of net investment income, or of any excess of net short-term capital gain over net long-term capital loss, as ordinary income. As described below, as a result of 2003 legislation, qualifying dividend distributions to individual shareholders generally are taxed at the same rate that applies to long-term capital gains.

Distributions properly designated by the Fund as representing the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by shareholders. Such distributions are treated as net capital gain in the hands of a recipient and will not be eligible for the corporate dividends-received deduction. For noncorporate taxpayers, the highest rate that applies to long-term capital gains is lower than the highest rate that applies to ordinary income; however, as a result of 2003 legislation, for taxable years beginning on or before December 31, 2008, qualified dividend income distributions to individuals generally are taxed at the same rate that applies to long-term capital gains, subject to holding period requirements with respect to shareholders and the Fund as well as other requirements. For this purpose, long-term capital gain rates apply to the extent that the Fund receives dividends from domestic or qualifying foreign corporations and the Fund meets holding period and other requirements. Generally, a dividend received from a foreign corporation will not be treated as qualified dividend income if the foreign corporation is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company or, for taxable years of foreign corporations beginning on or before December 31, 2004, as a foreign personal holding company or a foreign investment company. If the aggregate qualified dividends received by the Fund during any taxable year are 95 percent or more of its gross income, then 100% of the Fund’s dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss. Any loss that is realized and

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allowed on redemption of shares of the Fund six months or less from the date of purchase of the shares and following the receipt of a capital gain dividend will be treated as a long-term capital loss to the extent of the capital gain dividend. For this purpose, Section 852(b)(4) of the Code contains special rules on the computation of a shareholder’s holding period.

Long-term capital gains rates applicable to individuals have been temporarily reduced – in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets – for taxable years beginning on or before December 31, 2008.

Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether paid in shares or in cash. Each distribution is accompanied by a brief explanation of the form and character of the distribution. The Fund issues to each shareholder a statement of the federal income tax status of all distributions, including a statement of the prior taxable year’s distributions that the Fund has designated to be treated as long-term capital gain.

A distribution may be taxable to a shareholder even if the distribution reduces the net asset value of the shares held below their cost (and is in an economic sense a return of the shareholder’s capital). This tax result is most likely when shares are purchased shortly before an annual distribution of capital gains or other earnings.

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is a United States person and is not subject to such withholding. Pursuant to recently enacted tax legislation, the backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

If the Fund declares a dividend in October, November, or December payable to shareholders of record on a certain date in such a month and pays the dividend during January of the following year, the shareholders will be taxed as if they had received the dividend on December 31 of the year in which the dividend was declared. Thus, a shareholder may be taxed on the dividend in a taxable year prior to the year of actual receipt.

A special tax may apply to the Fund if it fails to make sufficient distributions during the calendar year. The required distributions for each calendar year generally equal the sum of (a) 98% of the ordinary income for the calendar year plus (b) 98% of the capital gain net income for the one-year period that ends on October 31 during the calendar year, plus (c) an adjustment relating to any shortfall for the prior taxable year. If the actual distributions are less than the required distributions, a tax of 4% applies to the shortfall.

The Code allows the deduction by certain individuals, trusts, and estates of “miscellaneous itemized deductions” only to the extent that such deductions exceed 2% of adjusted gross income. The limit on miscellaneous itemized deductions will not apply, however, with respect to the expenses incurred by any “publicly offered regulated investment company.” The Fund believes that it is a publicly offered regulated investment company because its shares are continuously offered pursuant to a public offering (within the meaning of section 4 of the Securities Act). Therefore, the limit on miscellaneous itemized deductions should not apply to expenses incurred by the Fund.

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Special Aspects of 90% Test with Respect to Foreign Currency. For purposes of the 90% Test, foreign currency gains that are not directly related to the Fund’s principal business of investing in stocks or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income by regulation. No such regulations, however, have been issued.

Unless an exception applies, the Fund may be required to recognize some income with respect to foreign currency contracts under the mark-to-market rules of Section 1256 of the Code even though that income is not realized. Special rules under Sections 1256 and 988 of the Code determine the character of any income, gain, or loss on foreign currency contracts.

Investment in Passive Foreign Investment Companies. Investment by the Fund in “passive foreign investment companies” could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a “qualified electing fund.”

A “passive foreign investment company” is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, foreign currency gains, and income from notional principal contracts. Passive income for this purpose does not include income received by the foreign corporation from active conduct of a banking or insurance business and certain income received from related persons.

State Income Taxes

The state tax consequences of investments in the Fund are beyond the scope of the tax discussions in the Prospectus and this Statement of Additional Information.

Additional Information

The foregoing summary and the summary included in the Prospectus under “Taxes” of tax consequences of investment in the Fund are necessarily general and abbreviated. No attempt has been made to present a complete or detailed explanation of tax matters. Furthermore, the provisions of the statutes and regulations on which they are based are subject to change by legislative or administrative action. State and local taxes are beyond the scope of this discussion. Prospective investors in the Fund are urged to consult their own tax advisors regarding specific questions as to federal, state, or local taxes. This discussion applies only to U.S. shareholders. Foreign investors and U.S. shareholders with particular tax issues or tax statuses should consult their own tax advisors regarding special rules that may apply to them.

Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

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FINANCIAL STATEMENTS

The Fund’s most recent Annual Report to shareholders is a separate document. The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

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APPENDIX I

Columbia Management Advisors, Inc. (“CMA”)

Proxy Voting Policies and Procedures

Adopted July 1, 2003 and revised February 11, 2004

POLICY:

All proxies for client securities for which Columbia Management Advisors, Inc. (“CMA”) has been granted authority to vote shall be voted in a manner considered to be in the best interests of CMA’s clients, including the CMG Family Funds1 and their shareholders without regard to any benefit to CMA or its affiliates. CMA shall examine each proposal and vote against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer’s securities. In addition, CMA shall examine each proposal and vote the securities held on behalf of a client against the proposal, if, in its judgment, the proposal would be expected to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client’s investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs.

CMA addresses potential material conflicts of interest by having a predetermined voting policy. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined policy, the Proxy Committee will determine the vote in the best interest of CMA’s clients, without consideration of any benefit to CMA, its affiliates or its other clients.

OVERVIEW:

CMA’s policy is based upon its fiduciary obligation to act in its clients’ best interests. In addition, the SEC recently adopted rules under the Investment Company Act of 1940 and the Investment Advisers Act of 1940. These rules impose obligations with respect to proxy voting on investment advisers and investment companies.

PROCEDURES:

I. ACCOUNT POLICIES

Except as otherwise directed by the client, CMA shall vote as follows:

Separately Managed Accounts

CMA shall vote proxies on securities held in its separately managed accounts.

[1]	A CMG Family Fund or a Fund is a registered investment company or series of a registered investment company managed or advised by Columbia Management Advisors, Inc.

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Columbia Trust Company (CTC) Trust Pools

CMA shall vote proxies on securities held in the Trust pools.

CMG Family Funds/CMA Fund Trust

CMA shall vote proxies on securities held in the Funds, including multi-managed and subadvised Funds.

Columbia Private Portfolio

CMA shall vote proxies on securities held in its separately managed accounts.

II. PROXY COMMITTEE

CMA shall establish a Proxy Committee whose standing members shall include the heads of active equity and equity research, as well as representatives from fund administration, compliance and legal. Each portfolio manager (or sub-adviser) of a fund or account which holds securities of an issuer having a shareholder meeting, as well as the head of the asset class for which the security was selected, shall be an ad hoc member of the Proxy Committee in connection with the vote of proxies for the meeting.

The Proxy Committee’s functions shall include, in part,

(a)	direction of the vote on proposals where there has been a recommendation to the Committee not to vote according to the predetermined policy provided in the Voting Guidelines in III (A) below or which proposals require special consideration under III (B) below,

(b)	semi-annual review of this Proxy Voting Policy and Procedure to ensure consistency with internal policies and regulatory agency policies,

(c)	semi-annual review of existing Voting Guidelines and development of additional Voting Guidelines to assist in the review of proxy proposals, and

(d)	development and modification of Voting Procedures as it deems appropriate or necessary.

In determining the vote of any proposal for which it has responsibility, the Proxy Committee shall consider whether the proposal would be expected to impact adversely the current or potential market value of the issuer’s securities. In addition, the Proxy Committee shall examine the proposal and vote the securities held on behalf of a client against the proposal, if, in its judgment, the proposal would be expected to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client’s investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs.

In determining the vote on any proposal, the Proxy Committee shall not consider any benefit to CMA, any of its affiliates, any of its or its affiliates’ clients, or of its customers or service providers, other than benefits to the owner of the securities to be voted.

The Proxy Committee shall create a charter, which shall be consistent with this policy and procedure. The charter shall set forth the Committee’s purpose, membership and operation. The

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charter shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal, e.g., is a portfolio manager for an account of the issuer.

III. VOTING GUIDELINES

In general, proposals which are designed to either dissuade or preclude the acquisition and/or merger of one corporate entity by/with another, or have the effect of diluting the value of the existing shares outstanding, or reduce the shareholders’ power over any company actions will be rejected.

A.	The Proxy Committee has adopted the following guidelines for voting proxies:

1.	Matters Relating to the Board of Directors/Corporate Governance

CMA generally will vote FOR:

•	Proposals for the election of directors or for an increase or decrease in the number of directors provided that a majority of directors would be independent.

However, CMA generally will WITHHOLD votes for one or more director nominees if: (i) the board as proposed to be constituted would not have a majority of independent directors; or (ii) the board does not have nominating, audit and compensation committees comprised solely of independent directors.

On a CASE BY CASE basis, CMA may withhold votes for a director nominee who has failed to observe good corporate governance practices or, through specific action or inaction, has demonstrated a disregard for the interests of shareholders.

•	Proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange. At least one member of the Audit Committee must qualify as a “financial expert” within the definition set forth in rules of the SEC.

•	Proposals to declassify boards.

•	Proposals to indemnify the board of directors through self-insurance plans or the purchase of insurance (though it is not the intent to eliminate director responsibility for negligence or breaches of fiduciary duty).

•	Proposals to create or eliminate positions or titles for senior management, though CMA prefers that the role of Chairman of the Board and CEO be held by different persons. (In evaluating such proposals, CMA will consider the size of the company and the nature of the shareholder base).

•	Proposals for the annual appointment or approval of independent corporate auditors. An auditor will usually be thought of as independent unless the auditor receives more than 50% of its revenues from non-audit activities from the company and its affiliates.

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•	Proposals that restore shareholder ability to remove directors with or without cause.

•	Proposals that encourage directors to own a minimum amount of stock.

•	Proposals to permit shareholders to elect directors to fill board vacancies.

•	Proposals for the company to adopt confidential voting.

CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

CMA generally will vote AGAINST:

•	Proposals to classify boards.

•	Proposals that give management the ability to alter the size of the board without shareholder approval.

•	Proposals that provide directors may be removed only by supermajority vote.

•	Proposals which allow more than one vote per share in the election of directors.

•	Proposals that provide only continuing directors may elect replacements to fill board vacancies.

•	Shareholder proposals that mandate a minimum amount of stock that directors must own.

•	Shareholder proposals to limit the tenure of outside directors.

2.	Compensation

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans, or thrift plans) if they are consistent with business practice. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares of expired options) exceed 10% of the currently outstanding shares overall or 3% for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interests of the clients. CMA requires management to provide substantial justification for the repricing of options.

CMA generally will vote FOR:

•	Shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted to shareholder ratification.

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•	Shareholder proposals asking a company to expense stock options.

•	Shareholder proposals to put option repricings to a shareholder vote.

•	Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no loess than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

CMA generally will vote AGAINST:

•	Stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

3.	Capitalization

CMA generally will vote FOR:

•	Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover action or the proposal increases the authorization by more than 50% without a clear need presented by the company.

•	Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

•	Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

•	Proposals to reduce or change the par value of common stock.

•	Proposals to create blank check preferred stock (i.e., with unspecified voting, conversion, dividend distribution and other rights), as long as the company expressly states that the stock will not be used as an anti-takeover defense.

CMA generally will vote AGAINST:

•	Proposals to create a new class of common stock with supermajority voting rights (i.e., dual class stock).

4.	Mergers, Restructurings and Other Transactions

CMA will review, on a CASE BY CASE basis, business transactions such as mergers, acquisitions, asset sales, reorganizations, liquidations, spinoffs and other transactions.

5.	Anti-Takeover Measures

CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

Poison Pills

•	CMA will vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

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•	CMA generally votes FOR shareholder proposals to redeem a poison pill and AGAINST management proposals to ratify a poison pill.

Greenmail

•	CMA will vote FOR proposals to adopt anti-greenmail charter or by law amendments or otherwise restrict a company’s ability to make greenmail payments.

Supermajority vote

•	CMA will vote AGAINST management proposals to require a supermajority shareholder vote to approve any proxy proposal, in particular, proposals to approve mergers and other significant corporate transactions.

•	CMA will vote FOR shareholder proposals to lower supermajority vote requirements.

6.	Other Business Matters

CMA generally will vote FOR

•	Proposals to approve the minutes of a prior meeting, or to change the date, location or time of the annual meeting.

•	Bylaw or charter changes that are of a housekeeping nature (updates or corrections).

•	Proposals to approve a change in the company’s name.

•	Proposals to change the location of the company’s principal place of business, provided the purpose is not to reduce the scope of adequate regulatory or financial supervision.

•	Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

•	Proposals that endorse the recruitment, development and promotion of personnel on a non-discriminatory merit basis, regardless of race, creed, color or gender.

CMA generally will vote AGAINST:

•	Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

•	Authorization to transact other unidentified, substantive business at a meeting.

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•	Proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

•	Proposals authorizing the company’s board of directors to adopt, amend or repeal bylaws without shareholder approval.

•	Proposals to vote unmarked proxies in favor of management.

B.	Ability to Vote Proxies Other than as Provided in A Above.

A Portfolio Manager, sub-adviser or other party involved with a client’s or Fund’s account may conclude that the interest of the client or Fund requires that a proxy be voted on a proposal in a manner that differs from the predetermined proxy voting policy. In this situation, he or she shall request that the Proxy Committee consider voting the proxy on the proposal other than according to the predetermined policy provided in III (A) above. If any person (or entity) requests the Proxy Committee (or any of its members) to vote a proxy other than according to the predetermined policy, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person’s (or entity’s) relationship with the party proposing the matter to shareholders.

The Proxy Committee may vary from the predetermined policy if it determines that voting on the proposal according to the predetermined policy would be expected to impact adversely the current or potential market value of the issuer’s securities or to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client’s investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs. In determining the vote on any proposal, the Proxy Committee shall not consider any benefit other than benefits to the owner of the securities to be voted.

C.	Proposals Requiring Special Consideration

The following proposals require individual, special consideration. The Proxy Committee will determine how proxies related to each of these proposals will be voted. The Proxy Committee shall determine to vote against any such proposal which would be expected to impact adversely the current or potential market value of the issuer’s securities or to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client’s investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs In determining the vote on any proposal, the Proxy Committee shall not consider any benefit other than benefits to the owner of the securities to be voted.

1.	New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Guideline, which will be incorporated into this Proxy Voting Policy and Procedures.

2.	Accounts Adhering to Taft Hartley Principles. All proposals for these accounts shall be voted according to the Taft Hartley Guidelines developed by Institutional Shareholder Services, Inc. (“ISS”).

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3.	Accounts Adhering to Socially Responsible Principles. All proposals for these accounts shall be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

4.	Proxies of International Issuers which Block Securities Sales between the Time a Shareholder submits a Proxy and the Vote. Proposals for these securities shall be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with these Proxy Voting Guidelines.

5.	Proxies of Investment Company Shares. Proposals on issues other than those specified above under III (A), e.g., election of directors, selection of accountants.

6.	Shareholder Proposals. Shareholder proposals that are not covered by III (A) above will be reviewed individually.

7.	Executive/Director Compensation. Except as provided in III (A), proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

8.	Pre-Emptive Rights. Proposals to create or eliminate pre-emptive rights. In evaluating proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

If any person (or entity) requests that the Proxy Committee (or any of its members) vote a proxy in a specific manner, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person’s (or entity’s) relationship with the party proposing the matter to shareholders.

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IV.	VOTING PROCEDURES

The Proxy Committee has developed the following procedures to assist in the voting of proxies according to the Voting Guidelines set forth in Section III above. The Proxy Committee may revise these procedures from time to time, as it deems appropriate or necessary to effect the purposes of this Policy and Procedures.

•	CMA shall use Institutional Shareholder Services (“ISS”), a third party vendor, to implement its proxy voting process. ISS shall provide proxy analysis and record keeping services.

•	On a daily basis CMA shall send to ISS a holdings file detailing each equity holding held in an account advised by CMA. Information on equity holdings for the international portfolio shall be sent weekly.

•	ISS shall receive proxy material information from Proxy Edge or the custodian bank for the account. This shall include issues to be voted upon, together with a breakdown of holdings for CMA accounts. ISS shall then reconcile information it receives from CMA with that it has received from Proxy Edge and custodian banks. Any discrepancies shall be noted and resolved by ISS.

•	Whenever a vote is solicited, ISS shall send CMA a request to vote over a secure website. CMA personnel shall check this website daily. The request shall be accompanied by a recommended vote. The recommended vote shall be based upon CMA’s Voting Guidelines previously delivered by CMA to ISS as set forth in Section III. CMA shall promptly provide ISS with any amendments or modifications to the Guidelines. CMA shall return a final instruction to vote to ISS, which ISS shall record with Proxy Edge or the custodian bank as our agent.

•	ISS shall have procedures in place to ensure that a vote is cast on every security holding maintained by CMA on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients CMA shall receive a report from ISS detailing CMA’s voting for the previous period.

•	Each time that ISS shall send CMA a request to vote the request shall be accompanied by the recommended vote determined in accordance with CMA’s Voting Guidelines. ISS shall vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of a client requires another vote or the proposal is a matter on which the Proxy Committee has discretion under Section III.C. In such situations ISS shall vote based on the direction of the client or the Proxy Committee, as the case may be. The interests of CMA’s Taft Hartley or “Socially Responsible “ clients may impact a proposal that normally should be voted in a certain way. ISS shall inform CMA of all proposals having impact on its Taft Hartley and or “Socially Responsible “ clients. The Proxy Voting Committee shall be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented.

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CMG STRATEGIC EQUITY FUND Prospectus, December 1, 2004

Advised by Columbia Management Advisors, Inc.

CMG Strategic Equity Fund (the “Fund”) is a portfolio of CMG Fund Trust. The Fund seeks to provide investors with long-term growth of capital and total returns greater than those of the market over time.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed on the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

C03/051

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INFORMATION ABOUT THE FUND

Investment Goal

The Fund seeks to provide investors long-term growth of capital and total returns greater than those of the market over time.

Principal Investment Strategies

The Fund’s investment objective is to provide long-term growth of capital by investing at least 80% of its total assets in common stocks. Investments typically will be in companies that the portfolio manager believes are undervalued by investors. Under normal market conditions, the Fund may invest in companies of any size, ranging from small cap companies to large cap companies. The Fund’s investment advisor expects to use active trading strategies to take advantage of perceived market opportunities across all areas of the market. Most of the Fund’s assets will be invested in U.S. common stocks; however, the Fund may invest in equity securities, including American Depositary Receipts of foreign issuers when consistent with the Fund’s investment objective. The Fund may also invest in real estate investment trusts and securities convertible into or exercisable for stock (including preferred stocks, warrants and debentures). The Fund may also invest in options and financial futures contracts (“derivatives”).

In selecting securities for the Fund, Columbia Management Advisors, Inc., the investment advisor for the Fund (the “Advisor”), begins with a top-down industry sector analysis tracking specific sectors or industries of the market and identifying securities within those areas that are expected to reward shareholders. Through this process, the Advisor determines the emphasis to be placed on different industries and selects individual stocks in which the Fund invests. In building the Fund’s portfolio, the Advisor combines this top-down approach with intensive bottom-up research of individual securities issues, evaluating each company on the basis of its financial statements and operations. Factors such as management, financial condition, industry dynamics, earnings growth, profit margins, sales trends, dividend paying history and potential, as well as financial ratios and investment in research and development will be scrutinized as part of the Advisor’s analysis. The Advisor seeks companies that are attractively valued and that have demonstrated or show the potential to demonstrate improved cash flow and return on invested capital. These may also include special situations companies that are experiencing management changes or are temporarily out of favor. This approach, combined with judgments about valuation and trends in the environment which tend to drive stock price appreciation, is intended to identify investment opportunities that the Advisor believes will outperform the market and offer long-term financial reward.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund’s Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund’s shareholders is not required to modify or change the Fund’s investment goals or investment strategies.

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Risk Factors

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

• Management risk means that the Advisor’s investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

• Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

• Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the Advisor’s opinion, undervalued. If the Advisor’s assessment of a company’s prospects is wrong, the price of its stocks may fall, or may not approach the value the Advisor has placed on it.

• The securities issued by mid-cap companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

• Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

• Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly

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available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

• Investment in emerging markets is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

• Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also cause the Fund to receive taxable income, which could increase the amount of taxes payable by Fund shareholders. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. For more information on the risks of derivative strategies, see the Fund’s Statement of Additional Information.

Your investment in the Fund is not a bank deposit and is not insured or endorsed by any bank, government agency or the FDIC. You could lose money as a result of your investment in the Fund. Please see “MORE ABOUT THE FUND” for additional information on these and other types of risks associated with investments in the Fund, as well as information on other types of investments the Fund may make and on the risks associated with those types of investments.

Performance History

The bar chart on the following page illustrates the Fund’s annual returns, while the table compares Fund performance over time (before and after taxes) to a broad market index. This information may help provide an indication of the Fund’s risks and potential rewards. All figures assume reinvestment of dividends and distributions. The Fund’s historical performance does not indicate how the Fund will perform in the future.

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Strategic Equity Fund

Year-By-Year Total Return As Of 12/31 Each Year*

*	The Fund’s year-to-date total return as of September 30, 2004 was 3.81%.

Best Quarter:	2Q ‘03	18.48%
Worst Quarter:	3Q ‘02	-14.64%

Average Annual Total Returns As Of 12/31/03

	1 Year	Since Inception (10/9/01)
CMG Strategic Equity Fund
Return Before Taxes	35.27%	16.34%
Return After Taxes on Distributions	34.55%	15.92%
Return After Taxes on Distributions and Sale of Fund Shares	23.07%	13.83%

S&P 500 Index(1)	28.68%	4.05%

The Fund’s inception date is October 9, 2001 and index performance is from September 30, 2001.

(1)	The S&P 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. The index reflects reinvestment of dividends and distributions if any, but does not reflect fees, brokerage commissions or other expenses of investing.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you hold shares of the Fund through tax-deferred accounts, such as 401(k) plans or individual retirement accounts (“IRAs”).

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Your Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no transaction fees in connection with your investment in the Fund. Annual fund operating expenses described in the table are paid out of the Fund’s assets and are therefore reflected in the share price and total return of the Fund.

The Fund does not charge a sales load or 12b-1 distribution fee.

Fee Table

Shareholder transaction fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses(1) (expenses that are paid out of Fund assets)

Management Fees	0.40%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.05%

Total Fund Operating Expenses	0.45%
Expense Reimbursement	-0.05	%(2)
Net Expenses	0.40%

(1)	In addition to the Annual Fund Operating Expenses set forth above, each shareholder will enter into a written administrative services agreement with the Advisor or its affiliate. Pursuant to this Agreement, the Advisor or its affiliate will provide the shareholder specialized reports regarding the Fund, performance of the shareholder’s investment, and market conditions and economic indicators. For such services, each shareholder will pay an annual fee calculated as a percentage of the shareholder’s net assets in the Fund. The annual fee will be 0.20% on the first $25 million of the shareholder’s assets in the Fund, and 0.00% on the shareholder’s assets in the Fund in excess of $25 million.

(2)	For the period ended October 31, 2003, the Advisor contractually agreed to reimburse the Fund for all ordinary expenses of the Fund to the extent necessary to maintain the Fund’s Total Annual Fund Operating Expenses at 0.40%. The Advisor has agreed to keep this arrangement in place through July 31, 2005.

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Expense Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses remain constant as a percentage of net assets, and that all dividends and distributions are reinvested in the Fund. Your actual costs may be higher or lower, but based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$41	$139	$247	$562

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate of return an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements, which have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report. You can request a copy of the annual report by calling 1-800-547-1037.

STRATEGIC EQUITY FUND

	Year Ended July 31, 2004	Period Ended July 31, 2003 (a)		Year Ended October 31, 2002	Period Ended October 31, 2001 (b)
Net asset value, beginning of period	$12.06	$10.14		$10.10	$10.00

Income from investment operations:
Net investment income	0.12 (c)	0.10	(c)	0.11 (c)	—	(d)
Net realized and unrealized gain (loss) on investments and foreign currency	1.87	1.88		(0.05)	0.10

Total from investment operations	1.99	1.98		0.06	0.10

Less distributions declared to shareholders:
From net investment income	(0.09)	(0.06)		(0.02)	—
From net realized gains	(0.16)	—		—	—

Total distributions declared to shareholders	(0.25)	(0.06)		(0.02)	—

Net asset value, end of period	$13.80	$12.06		$10.14	$10.10

Total return (e)(f)	16.58%	19.66	%(g)	0.53%	1.00	%(g)

Ratios/Supplemental data:
Net assets, end of period (000’s)	$618,714	$370,620		$188,179	$36,942
Ratio of net expenses to average net assets (h)	0.40%	0.40	%(i)	0.40%	0.40	%(i)
Ratio of net investment income to average net assets (h)	0.88%	1.22	%(i)	1.01%	0.04	%(i)
Waiver/reimbursement	0.05%	0.05	%(i)	0.07%	0.80	%(i)
Portfolio turnover rate	81%	78	%(g)	172%	14	%(g)

(a)	The Fund changed its fiscal year end from October 31 to July 31.
(b)	The Fund commenced investment operations on October 9, 2001. Per share data, total return and portfolio turnover rate reflect activity from that date.
(c)	Per share data was calculated using average shares outstanding during the period.
(d)	Rounds to less than $0.01 per share.
(e)	Total return at net asset value assuming all distributions reinvested.
(f)	Had the investment advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)	Not annualized.
(h)	The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%
(i)	Annualized.

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MANAGEMENT

The Fund’s investment advisor is Columbia Management Advisors, Inc., (“Columbia” or the “Advisor”). Columbia or its predecessor has been providing investment management and advisory services to individual and institutional clients since the early 1900’s. As of September 30, 2004, Columbia managed over $90.2 billion in assets. For the fiscal year ended July 31, 2004, the Fund paid the Advisor an annual management fee, expressed as a percentage of average net assets, of 0.40%.

Subject to the general supervision of the Trust’s Board of Trustees, the Advisor is responsible for managing the Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities, and maintains related records. The Advisor also is responsible for managing the overall investment operations of the Fund.

Columbia is a direct wholly-owned subsidiary of Columbia Management Group, Inc., which is an indirect wholly-owned subsidiary of Bank of America Corporation. Prior to April 1, 2004, the Advisor was an indirect wholly-owned subsidiary of Fleet Boston Corporation.

Robert A. Unger, a Senior Vice President of the Advisor since January 2001, Chartered Financial Analyst, and Co-Portfolio Manager of the Fund, is responsible for the Fund’s investment decisions and for implementing and maintaining on a daily basis the Fund’s investment themes and strategies. Mr. Unger has served as a portfolio manager and member of the investment team since he joined the Advisor in 1984. Additionally, he served as Vice President of the Advisor from 1984-January 2001. From 1994 to 1997, Mr. Unger served as Director of the Advisor and Columbia Trust Company. Mr. Unger is a graduate of Northwestern University and holds a Master of Business Administration from the University of Denver. Emil A. Gjester, a Vice President and Equity Research Analyst of the Advisor, is the Co-Portfolio Manager of the Fund and is responsible for the Fund’s investment decisions and for implementing and maintaining on a daily basis the Fund’s investment themes and strategies. Mr. Gjester joined Columbia in 1996 and has served as the Co-Portfolio Manager of the Fund since January 2004. Mr. Gjester is a graduate of Pacific Lutheran University and holds a Master of Business Administration from the University of Cambridge.

INFORMATION ABOUT YOUR INVESTMENT

YOUR ACCOUNT

Buying Shares

You may purchase shares in the Fund directly by contacting a Columbia representative at 1-800-547-1037. Subject to the discretion of the Advisor, the Fund’s minimum initial investment requirement is $5 million. Although the Fund has no policy with respect to the size of subsequent investments, purchase orders may be refused at the discretion of the Fund.

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Columbia may, at its discretion, also purchase shares in the Fund for its separately managed advisory client accounts. If the separately managed account is governed by the rules and regulations promulgated under the Employee Retirement Income Security Act of 1974, any investment in the Fund will only be made after the investment has been approved by an independent fiduciary and certain conditions are satisfied. See the Statement of Additional Information for more detail.

The price for the Fund’s shares is the Fund’s net asset value per share (“NAV”), which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m., Eastern time) every day the exchange is open. When the Fund or its agent receives and accepts your purchase request, your shares will be bought at the next calculated NAV.

Selling Shares

You may sell shares at any time. Upon redemption you will receive the Fund’s next NAV calculated after your order is accepted by the Fund’s transfer agent. Any certificates representing Fund shares being sold must be returned with your redemption request. You can request a redemption by calling your Columbia representative at 1-800-547-1037. Redemption proceeds are normally transmitted in the manner specified in the redemption request on the business day following the effective date of the redemption. Except as provided by rules of the Securities and Exchange Commission, redemption proceeds must be transmitted to you within seven days of the redemption date.

You may also sell shares by exchanging from the Fund into shares of another fund in the Trust. To exchange by telephone, call your Columbia representative or call 1-800-547-1037.

The Fund also reserves the right to make a “redemption in kind” – pay you in portfolio securities rather than cash – if the amount you are redeeming is large enough to affect the Fund’s operations (for example, if the redemption represents more than 1% of the Fund’s assets).

Fund Policy on Trading of Fund Shares

The interests of the Fund’s long-term shareholders may be adversely affected by certain short-term trading activity by the Fund’s shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of the Fund’s shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as “market-timing”. The Fund and other funds in the Trust are not intended as vehicles for market timing.

The Fund, directly and through its agents, take various steps designed to deter and curtail market timing. For example, if the Fund detects that any shareholder has conducted two “round trips” (as defined below) in the Fund that are deemed material by the Fund in any 28-day period, the Fund will generally reject the shareholder’s future purchase orders involving the Fund or any other funds in the Trust. In addition, if the Fund determines that

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any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the Fund or any other funds in the Trust, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above.

For these purposes, a “round trip” is a purchase by any means into the Fund (or any fund in the Trust) followed by a redemption, of any amount, by any means out of the same Fund (or fund in the Trust). Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting marking timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund’s practices discussed above.

The Fund seeks to act in a manner that it believes is consistent with the best interests of its shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders.

Pricing of Shares

The Fund’s investments are valued based on their market value using the last sales price reported on the principal securities exchange on which the investment is traded, or, in the absence of recorded sales, at the closing bid prices on such exchanges or over the counter markets. If a market value is not readily available, the Fund’s investments will be fair valued pursuant to procedures established by and monitored by the Board of Trustees.

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If applicable to the Fund, securities trading in various foreign markets may take place on days when the New York Stock Exchange is closed. Further, when the New York Stock Exchange is open, the foreign markets may be closed. Therefore, the calculation of the Fund’s NAV may not take place at the same time the prices of certain securities held by the Fund are determined. In most cases, events affecting the values of portfolio securities that occur between the time their prices are determined and the close of normal trading on the New York Stock Exchange on a day the Fund’s NAV is calculated will not be reflected in the Fund’s NAV. If, however, Columbia determines that a particular event would materially affect the Fund’s NAV, then Columbia under the general supervision of the Board of Trustees will use all relevant information available to it to determine a fair value for the affected portfolio securities.

The Fund has retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a “fair value,” that value may be different from the last quoted market price for the security.

DISTRIBUTIONS AND TAXES

Income and Capital Gain Distributions

The Fund pays its shareholders dividends from its net investment income and generally distributes substantially all of its net realized capital gains to shareholders at least annually. The amount of capital gains distributed will depend on the amount of capital gains realized from the sale of the Fund’s portfolio securities. Dividend and capital gain distributions are declared and paid as cash dividends and reinvested in additional shares at the net asset value, as calculated after payment of the distribution, at the close of business on the dividend payment date, unless you have elected to receive the dividend or capital gain distribution in cash.

Tax Effect of Distributions and Transactions

The dividends and other distributions of the Fund are taxable to shareholders, unless your investment is in a tax-advantaged account. The tax status of any distribution is the same regardless of how long you have been in the Fund and whether you reinvest your distributions or take them as income.

In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Dividends that are “qualified dividend income” (as defined in the Internal Revenue Code) are eligible for a reduced rate of tax. Distributions of long-term capital gains generally are taxable as such, regardless of how long you have held your fund shares.

Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable

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years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level.

Long-term capital gains rates applicable to individuals have been temporarily reduced– in general, to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets– for taxable years beginning on or before December 31, 2008.

Each year, the Fund will send you information detailing the amount of ordinary income, capital gains, and qualified dividend income distributed to you for the previous year. The sale of shares in your account may produce gain or loss and generally is a taxable event. For tax purposes, an exchange of shares of the Fund for another fund managed by the Advisor is treated as a sale of shares.

Your investment in the Fund could have additional tax consequences. Please consult your tax professional for assistance as to the possible application of foreign, state, and local tax laws to your investment in the Fund.

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MORE ABOUT THE FUND

INVESTMENT STRATEGY

Before selecting individual securities for the Fund, the Advisor begins with a top-down, industry sector analysis. After performing this analysis, the Advisor uses a bottom-up, fundamental analysis of individual companies. The bottom-up analysis is intended to provide insights about the financial condition and growth prospects of a company whose stock is under consideration. As part of this research process, the Advisor evaluates a company’s financial statements and operations to draw conclusions about valuation, earnings growth and profitability. The Advisor focuses on quality and financial condition of the issuer, the price of an individual issuer’s common stock, and also on economic sectors and industry dynamics. To measure a company’s value, the Advisor looks at sales trends and factors affecting stock price, such as price to earnings, price to cash flow and price to book ratios, and price to private market values.

In addition to the principal investment strategy of measuring value by focusing on an issuing company’s price to earnings ratios and price to cash flow ratios, factors the portfolio manager looks for in selecting investments include:

•	Estimated private market value in excess of current stock price. Private market value is the price an investor would pay to own the entire company.

•	Management with demonstrated ability and commitment to the company.

•	Low market valuations relative to earnings forecasts, book value, cash flow and sales.

In addition, the Advisor will analyze trading characteristics of particular stocks and may frequently trade such stocks as part of the Fund’s overall investment strategy.

Portfolio Securities and Foreign Issuers

The Fund invests primarily in U.S. common stocks, but may also invest in equity securities of foreign issuers. The Fund considers securities that trade like common stocks, such as depositary receipts, convertible debt and convertible preferred stocks, to be common stocks. A convertible security generally entitles the holder to receive interest or dividends until the convertible security matures or is redeemed, converted or exchanged. The Fund may also invest in warrants, which are options to buy a stated number of underlying securities at a specified price any time during the life of the warrants. In addition, the Fund considers interests in real estate investment trusts to be common stocks.

The common stocks of foreign issuers purchased by the Fund will likely be denominated in foreign currencies. This means that the value of the securities will be affected by changes in the exchange rate between the U.S. dollar and foreign currencies. Investments in foreign equity securities involve other risks such as greater fluctuations in price and less liquidity than U.S. securities and possible political or economic instability of the country of the issuer. The Fund may also invest in the common stocks of foreign issuers

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by purchasing American Depository Receipts (“ADRs”) and Global Depository Receipts (“GDRs”). ADRs in registered form are dollar-denominated securities designed for use in the U.S. securities markets. ADRs are sponsored and issued by domestic banks and represent and may be converted into underlying foreign securities deposited with the domestic bank or a correspondent bank. ADRs do not eliminate the risks inherent in investing in the securities of foreign issuers, however, by investing in ADRs rather than directly in the foreign security, the Fund may avoid currency risks during the settlement period for either purchases or sales. There is a large, liquid market in the United States for most ADRs. GDRs are receipts representing an arrangement with a European bank similar to that for ADRs. GDRs are not necessarily denominated in the currency of the underlying security.

Derivatives

The Fund may purchase derivative instruments, such as futures, options, swap contracts, and options on futures, to gain or reduce exposure to particular securities or segments of the equity markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or, in some cases, currency. A Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund’s sensitivity to changes in the prices of certain securities held by the Fund, or to offset a potential loss in one position by establishing an opposite position. A Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of equity securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

Changes to Investment Objective and Temporary Investments

The investment objective of the Fund may be changed by the Board of Trustees, without shareholder approval, upon 30 days written notice. Additionally, the Fund may depart from its principal investment strategy by taking temporary defensive positions in response to adverse economic or market conditions. When the Fund assumes a temporary defensive position, it may not achieve its stated investment objective.

Portfolio Turnover

The Fund is actively managed, which means the Fund’s manager may frequently buy and sell securities. Frequent trading increases the Fund’s turnover rate and may increase transaction costs, such as brokerage commissions. Increased transaction costs could reduce the Fund’s performance.

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FOR MORE INFORMATION

You can find additional information on the Fund’s structure and performance in the following documents:

•	Annual/Semiannual Reports. While the Prospectus describes the Fund’s potential investments, these reports detail the Fund’s actual investments as of the report date. Reports include a discussion by Fund management of recent market conditions, economic trends, and Fund strategies that significantly affected the Fund’s performance during the reporting period.

•	Statement of Additional Information (“SAI”). A supplement to the Prospectus, the SAI contains further information about the Fund, its trustees and its investment restrictions, risks and policies.

A current SAI for the Fund is on file with the Securities and Exchange Commission (“SEC”) and is incorporated into this Prospectus by reference, which means it is considered part of this Prospectus. To obtain copies of the SAI or copies of the current annual/semiannual report, without charge, or to make inquiries of the Fund, you may contact:

CMG Fund Trust

1300 S.W. Sixth Avenue

Portland, Oregon 97201

Telephone: 1-800-547-1037

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information regarding the Fund are also on the SEC’s Internet website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the SEC’s e-mail address at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

SEC file number: 811-5857

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CMG STRATEGIC EQUITY FUND

A Portfolio of CMG Fund Trust

STATEMENT OF ADDITIONAL INFORMATION

CMG Fund Trust

1300 S.W. Sixth Avenue

P.O. Box 1350

Portland, Oregon 97207

(503) 222-3600

This Statement of Additional Information contains information relating to CMG Fund Trust (the “Trust”) and a portfolio of the Trust, CMG Strategic Equity Fund (the “Fund”).

This Statement of Additional Information is not a Prospectus. It relates to a Prospectus dated December 1, 2004 (the “Prospectus”) and should be read in conjunction with the Prospectus. Copies of the Prospectus are available without charge upon written request to the Trust or by calling 1-800-547-1037.

The Fund’s most recent Annual Report to shareholders is a separate document supplied with this Statement of Additional Information. The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

December 1, 2004

C03/055

DESCRIPTION OF THE FUND

The Trust is an Oregon business Trust established under a Restated Declaration of Trust, dated October 13, 1993, as amended. The Trust is an open-end, management investment company comprised of separate portfolios, each of which is treated as a separate fund. There are 20 portfolios established under the Trust: the Fund, CMG High Yield Fund, CMG Short Term Bond Fund, CMG Core Bond Fund, CMG International Bond Fund, CMG Small Cap Fund, CMG Small/Mid Cap Fund, CMG International Stock Fund, CMG Enhanced S&P 500 Index Fund, CMG Large Cap Growth Fund, CMG Large Cap Value Fund, CMG Mid Cap Value Fund, CMG Mid Cap Growth Fund, CMG Small Cap Growth Fund, CMG Small Cap Value Fund, CMG Core Plus Bond Fund, CMG Government Bond Fund, CMG Mortgage and Asset-Backed Securities Fund, CMG Intermediate Bond Fund, and CMG Ultra Short Term Bond Fund. With the exception of the International Bond Fund, Mortgage and Asset-Backed Securities Fund, and the Core Plus Bond Fund, each Fund is diversified, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer. The investment advisor for each of the Funds is Columbia Management Advisors, Inc. (the “Advisor”). See the section entitled “INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES” for further information about the Advisor.

INVESTMENT OBJECTIVE, POLICIES AND RISKS

The Fund’s investment objective is long-term growth of capital and total returns greater than those of the market over time. The Fund’s investment objective may be changed by the Trustees without shareholder approval upon 30 days written notice. There is no assurance that the Fund will achieve its investment objective.

To achieve its investment objective, the Fund will generally invest at least 80% of its total asset value in common stocks. Investments typically will be in companies that the portfolio manager believes are undervalued by investors. Under normal market conditions, the Fund may invest in companies of any size ranging from companies with small to medium-sized market capitalization to large cap, well-established companies. Most of the Fund’s assets will be invested in U.S. common stocks; however, the Fund may invest in equity securities of foreign issuers, including American Depository Receipts and Global Depository Receipts, when consistent with the Fund’s investment objective. The Fund may also invest in real estate investment Trusts and securities convertible into or exercisable for stock (including preferred stocks, warrants and debentures), certain options and financial futures contracts. The Advisor expects to use active trading strategies to take advantage of perceived market opportunities.

The Prospectus describes the Fund’s principal investment strategy in more detail. What follows is additional information with respect to certain securities in which the Fund may invest and investment practices in which it may engage.

Options and Financial Futures Transactions

The Fund may invest up to 5% of its net assets in premiums to purchase put and call exchange-traded options. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A put option gives the buyer the right to sell a security at the exercise price at any time until the expiration date. The Fund may also purchase options on securities indices. Options on securities indices are similar

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to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, on exercise of the option, an amount of cash if the closing level of the securities index on which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The Fund may enter into closing transactions, exercise its options, or permit the options to expire.

The Fund may write call options but only if such options are covered. A call option on a security is covered if written on a security the Fund owns or if the Fund has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund. If additional cash consideration is required, that amount will be held in a segregated account by the Fund’s custodian bank. A call option on a securities index is covered if the Fund owns securities whose price changes, in the opinion of the Advisor, are expected to be substantially similar to those of the index. A call option may also be covered in any other manner in accordance with the rules of the exchange upon which the option is traded and applicable laws and regulations. A call option is covered if it is written on a security the Fund owns. The Fund may write such options on up to 25% of its net assets.

The Fund may engage in financial futures transactions, including interest rate futures transactions. Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security or the cash value of a securities index, during a specified future period at a specified price. The Fund’s investment restrictions do not limit the percentage of the Fund’s assets that may be invested in financial futures transactions. The Fund, however, does not intend to enter into financial futures transactions for which the aggregate initial margin exceeds 5% of the net assets of the Fund after taking into account unrealized profits and unrealized losses on any such transactions it has entered into. The Fund may engage in futures transactions only on commodities exchanges or boards of trade.

The Fund will not engage in transactions in index options, financial futures contracts, or related options for speculation, but only as an attempt to hedge against market conditions affecting the values of securities that the Fund owns or intends to purchase. When the Fund purchases a put on a stock index or on a stock index future not held by the Fund, the put protects the Fund against a decline in the value of all securities held by it to the extent that the stock index moves in a similar pattern to the prices of the securities held. The correlation, however, between indices and price movements of the securities in which the Fund will generally invest may be imperfect. The Fund expects, nonetheless, that the use of put options that relate to such indices will, in certain circumstances, protect against declines in values of specific portfolio securities or a Fund’s portfolio generally. Although the purchase of a put option may partially protect the Fund from a decline in the value of a particular security or its portfolio generally, the cost of a put will reduce the potential return on the security or the portfolio if either increases in value.

Upon entering into a futures contract, the Fund will be required to deposit with its custodian, in a segregated account, cash or certain U.S. government securities, or any other portfolio assets as permitted by the Securities and Exchange Commission (“SEC”) rules and regulations in an amount known as the “initial margin.” This amount, which is subject to change, is in the nature of a performance bond or a good faith deposit on the contract and would be returned to the Fund upon termination of the futures contract, if all contractual obligations have been satisfied.

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The principal risks of options and futures transactions are: (a) possible imperfect correlation between movements in the prices of options, currencies, or futures contracts and movements in the prices of the securities or currencies hedged or used for cover; (b) lack of assurance that a liquid secondary market will exist for any particular option or futures contract when needed; (c) the need for additional skills and techniques beyond those required for normal portfolio management; and (d) losses on futures contracts resulting from market movements not anticipated by the Advisor.

Foreign Equity Securities

The Fund may invest up to 25% of its total assets in equity securities of foreign issuers. Foreign equity securities include common stock and preferred stock, including securities convertible into equity securities, issued by foreign companies, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). In determining whether a company is foreign, the Advisor will consider various factors including where the company is headquartered, where the company’s principal operations are located, where the company’s revenues are derived, where the principal trading market is located and the country in which the company was legally organized. The weight given to each of these factors will vary depending upon the circumstances.

Foreign equity securities, which are generally denominated in foreign currencies, involve risks not typically associated with investing in domestic securities. Foreign securities may be subject to foreign taxes that would reduce their effective yield. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the unrecovered portion of any foreign withholding taxes would reduce the income the Fund receives from its foreign investments.

Foreign investments involve other risks, including possible political or economic instability of the country of the issuer, the difficulty of predicting international trade patterns, and the possibility of currency exchange controls. Foreign securities may also be subject to greater fluctuations in price than domestic securities. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those of domestic companies.

There is generally less government regulation of stock exchanges, brokers, and listed companies abroad than in the United States. In addition, with respect to certain foreign countries, there is a possibility of the adoption of a policy to withhold dividends at the source, or of expropriation, nationalization, confiscatory taxation, or diplomatic developments that could affect investments in those countries. Finally, in the event of default on a foreign debt obligation, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the obligation. The Fund will normally execute its portfolio securities transactions on the principal stock exchange on which the security is traded.

ADRs in registered form are dollar-denominated securities designed for use in the U.S. securities markets. ADRs are sponsored and issued by domestic banks and represent and may be converted into underlying foreign securities deposited with the domestic bank or a correspondent bank. ADRs do not eliminate the risks inherent in investing in the securities of foreign issuers. By investing in ADRs rather than directly in the foreign security, however, a Fund may avoid currency risks during the settlement period for either purchases or sales. There is a large, liquid market in the United States for most ADrs. GDRs are receipts representing an arrangement with a major foreign bank similar to that for ADrs. GDRs are not necessarily denominated in the currency of the

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underlying security. While ADRs and GDRs will generally be considered foreign securities for purposes of calculation of any investment limitation placed on a Fund’s exposure to foreign securities, these securities, along with the securities of foreign companies traded on NASDAQ will not be subject to any of the restrictions placed on the Funds’ ability to invest in emerging market securities.

Additional costs may be incurred in connection with the Fund’s foreign investments. Foreign brokerage commissions are generally higher than those in the United States. Expenses may also be incurred on currency conversions when the Fund moves investments from one country to another. Increased custodian costs as well as administrative difficulties may be experienced in connection with maintaining assets in foreign jurisdictions.

The considerations noted above regarding the risk of investing in foreign securities are generally more significant for investments in emerging or developing countries, such as countries in Eastern Europe, Latin America, South America or Southeast Asia. These countries may have relatively unstable governments and securities markets in which only a small number of securities trade. Markets of developing or emerging countries may generally be more volatile than markets of developed countries. Investment in these markets may involve significantly greater risks, as well as the potential for greater gains.

Repurchase Agreements

The Fund may invest in repurchase agreements, which are agreements by which the Fund purchases a security and simultaneously commits to resell that security to the seller (a commercial bank or recognized securities dealer) at a stated price within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus a rate of interest that is unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements may be considered loans by the Fund collateralized by the underlying security. The obligation of the seller to pay the stated price is in effect secured by the underlying security. The seller will be required to maintain the value of the collateral underlying any repurchase agreement at a level at least equal to the price of the repurchase agreement. In the case of default by the seller, the Fund could incur a loss. In the event of a bankruptcy proceeding commenced against the seller, the Fund may incur costs and delays in realizing upon the collateral. The Fund will enter into repurchase agreements only with those banks or securities dealers who are deemed creditworthy pursuant to procedures adopted by the Advisor. There is no limit on the portion of the Fund’s assets that may be invested in repurchase agreements with maturities of seven days or less.

Illiquid Securities

No illiquid securities will be acquired by the Fund if upon the purchase more than 15% of the value of the Fund’s net assets would consist of these securities. “Illiquid securities” are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund’s net asset value. Under current interpretations of the Staff of the SEC, the following instruments in which the Fund may invest will be considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) except as noted below, restricted securities (securities whose public resale is subject to legal restrictions); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which the Fund may invest that are not readily marketable.

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The Fund may purchase without limit, however, certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A (“Rule 144A securities”). If a dealer or institutional trading market exists for Rule 144A securities, these securities are considered to be liquid and thus not subject to the Fund’s 15% limitation on investment in restricted or other illiquid securities. Under the supervision of the Trustees of the Trust, the Advisor determines the liquidity of Rule 144A securities and, through reports from the Advisor, the Trustees monitor trading activity in these securities. In reaching liquidity decisions, the Advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the procedures for the transfer).

Convertible Securities and Warrants

The Fund may invest in convertible debentures and convertible preferred stock, each convertible into common stock. Convertible debentures are interest-bearing debt securities, typically unsecured, that represent an obligation of the corporation providing the owner with claims to the corporation’s earnings and assets before common and preferred stock owners, generally on par with unsecured creditors. If unsecured, claims of convertible debenture owners would be inferior to claims of secured debt holders. Convertible preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims to the corporation’s earnings and assets before common stock owners, but after bond owners. Investments by the Fund in convertible debentures or convertible preferred stock would be a substitute for an investment in the underlying common stock, primarily either in circumstances where only the convertible security is available in quantities necessary to satisfy the Fund’s investment needs (for example, in the case of a new issuance of convertible securities) or where, because of financial market conditions, the conversion price of the convertible security is comparable to the price of the underlying common stock, in which case a preferred position with respect to the corporation’s earnings and assets may be preferable to holding common stock.

The Fund may also invest in warrants, which are options to buy a stated number of underlying securities at a specified price any time during the life of the warrants. The securities underlying these warrants will be the same types of securities that the Fund will invest in to achieve its investment objective of capital appreciation. The purchaser of a warrant expects the market price of the underlying security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a profit. If the market price never exceeds the purchase price plus the exercise price of the warrant before the expiration date of the warrant, the purchaser will suffer a loss equal to the purchase price of the warrant.

Real Estate Investment Trusts (“REITs”)

The Fund, as part of its principal investment strategy, may invest in REITs. REITs are pooled investment vehicles that invest primarily in real estate - such as shopping centers, malls, multi-family housing, or commercial property, or real estate - related loans such as mortgages. Investing in REITs involves unique risks and may be affected by changes in the value of the underlying property owned by the REIT or affected by the quality of the credit extended. REITs are significantly affected by the market for real estate and are subject to many of the same risks associated with direct ownership in real estate. Furthermore, REITs are dependent upon management skills and subject to heavy cash flow dependency.

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Investments in Small and Unseasoned Companies

The Fund may invest in companies that are unseasoned; that is, companies that have limited or unprofitable operating histories, limited financial resources, and inexperienced management. In addition, small and unseasoned companies often face competition from larger or more established firms that have greater resources. Securities of small and unseasoned companies are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. To dispose of these securities, the Fund may need to sell them over an extended period or below the original purchase price. Investments by the Fund in these small or unseasoned companies may also be regarded as speculative. The Fund has a non-fundamental policy not to invest more than 5% of its total assets in companies that have a record of less than three years of continuous operations.

Temporary Investments

When, as a result of market conditions, the Advisor determines a temporary defensive position is warranted to help preserve capital, the Fund may without limit temporarily retain cash, or invest in prime commercial paper, high-grade debt securities, securities of the U.S. Government and its agencies and instrumentalities, and high-quality money market instruments, including repurchase agreements. The Fund may invest in such securities issued by entities organized in the United States or any foreign country, denominated in U.S. dollars or foreign currency. When the Fund assumes a temporary defensive position, it is not invested in securities designed to achieve its investment objective of capital appreciation.

When-Issued Securities

When-issued, delayed-delivery and forward transactions generally involve the purchase of a security with payment and delivery in the future (i.e., beyond normal settlement). The Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations during the time between the purchase and settlement dates. New issues of stocks and private placement securities may be sold in this manner. To the extent the Fund engages in when-issued and delayed-delivery transactions, it will do so to acquire portfolio securities consistent with its investment objectives and policies and not for investment leverage. The Fund may use spot and forward currency exchange transactions to reduce the risk associated with fluctuations in exchange rates when foreign securities are purchased or sold on a when-issued or delayed delivery basis.

Borrowing

The Fund may borrow from a bank for temporary administrative purposes. This borrowing may be unsecured. Provisions of the Investment Company Act of 1940, as amended (“1940 Act”) require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300 percent of the amount borrowed, with an exception for borrowings not in excess of 5 percent of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5 percent of a Fund’s total assets must maintain continuous asset coverage. If the 300 percent asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300 percent asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund’s borrowings, however, may not exceed 5 percent of its gross assets at any time. As previously noted, the Fund also may enter into certain transactions,

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including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent the Fund covers its commitment under such transactions (or economically similar transactions) by the segregation of assets determined in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Fund and therefore will not be subject to the 300 percent asset coverage requirement otherwise applicable to borrowings by the Fund. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Loan Transactions

Loan transactions involve the lending of securities to a broker-dealer or institutional investor for use in connection with short sales, arbitrage, or other securities transactions. If made, loans of a Fund’s portfolio securities will be in conformity with applicable federal and state rules and regulations. The purpose of a qualified lending transaction is to afford a Fund the opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it.

It is the view of the Staff of the SEC that a Fund is permitted to engage in loan transactions only if the following conditions are met: (1) the Fund must receive at least 100% collateral in the form of cash, cash equivalents, (U.S. Treasury bills or notes), or an irrevocable letter of credit; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the level of the collateral; (3) the Fund must be able to terminate the loan, after notice, at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower; however, if a material event affecting the investment occurs, the Trustees must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Trustees to vote proxies. Excluding items (1) and (2), these practices may be amended from time to time as regulatory provisions permit.

While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied if the borrower fails financially, loans will be made only to firms deemed by the Advisor to be of good standing and will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the risk.

Technology Sector

The Fund may invest a significant portion of its assets in companies in the technology sector. The Fund considers technology to be a sector larger than any one industry. Accordingly, investments by the Fund in companies within the technology sector will not be considered a concentration of investments in an industry.

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INVESTMENT RESTRICTIONS

The following is a list of fundamental investment restrictions applicable to the Fund. The Trust may not change these restrictions without a majority vote of the outstanding securities of the Fund. If a percentage limitation is adhered to at the time of the investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

The Fund may not:

1. Buy or sell physical commodities or commodities contracts or oil, gas or mineral programs, but the Fund may purchase, sell or enter into financial futures contracts and options on financial futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with the federal securities and commodities laws.

2. Concentrate investments in any industry. It may, however, (a) invest up to 25 percent of the value of its total assets in any one industry, (b) invest up to 100 percent of the value of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and (c) invest for temporary defensive purposes up to 80% of the value of its total assets in certificates of deposit (“CDs”) and banker’s acceptances with maturities not greater than one year. CDs and banker’s acceptances will be limited to domestic banks that have total assets in excess of $1 billion and are subject to regulatory supervision by the U.S. Government or state governments. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a “when-issued” basis may not exceed 20 percent of the total assets of the Fund.

3. Purchase or sell real estate unless acquired as the result of direct ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, including real estate investment Trusts. This restriction shall not preclude the Fund from buying securities backed by mortgages on real estate or securities of companies engaged in these activities. This restriction shall not prevent the Fund from investing in real estate operating companies and companies engaged in other real estate related businesses.

4. Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”).

5. Issue any senior security (as defined in the 1940 Act), except that a Fund may (a) engage in transactions that may result in the issuance of senior securities to the extent permitted under regulations and interpretations of the 1940 Act or an exemptive order or interpretation of the staff of the SEC; (b) acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under regulations or interpretations of the 1940 Act; (c) subject to the restrictions described in the Statement of Additional Information, borrow money as authorized by the 1940 Act; and (d) issue multiple classes of shares in accordance with regulations of the SEC.

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6. Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), when reselling securities held in its own portfolio.

7. Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

The Fund may not:

1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

2. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5% of the value of the Fund’s total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

3. Invest in companies for the purpose of exercising control or management.

MANAGEMENT

The Trust is managed under the general supervision of the Trustees of the Trust, which has responsibility for overseeing decisions relating to the investment policies and goals of the Funds. The names, addresses and ages of the Trustees and officers of the Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each Trustee serves for an indefinite term until the date the Trustee resigns, retires or is removed in accordance with the bylaws of the Trust. There is no family relationship between any of the Trustees.

Columbia Management Advisors, Inc. (the “Advisor”), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund’s investment advisor. The Advisor is responsible for the Fund’s management, subject to oversight by the Fund’s Board of Trustees. The Advisor is a direct wholly owned subsidiary of Columbia Management Group, Inc. (“CMG”), which is an indirect wholly owned subsidiary of Bank of America Corporation. Prior to April 1, 2004, CMG was an indirect wholly owned subsidiary of FleetBoston Financial Corporation. Effective April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America Corporation. The Advisor, a registered investment advisor, has been an investment advisor since 1969.

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The “Columbia Funds Complex” (or “Fund Complex”) consists of the following funds:

The series of Columbia Funds Trust I, the series of Columbia Funds Trust II, the series of Columbia Funds Trust III, the series of Columbia Funds Trust IV, the series of Columbia Funds Trust V, the series of Columbia Funds Trust VI, the series of Columbia Funds Trust VII, the series of Liberty Variable Investment Trust and 8 closed-end management investment company portfolios (the “Liberty Funds”).

The series of Columbia Funds Trust VIII, the series of Columbia Funds Trust IX, the series of Columbia Funds Trust XI, the series of Stein Roe Variable Investment Trust ((the “Stein Roe Funds”).

Two closed-end management investment company portfolios named Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (the “All-Star Funds”).

Columbia Management Multi-Strategy Hedge Fund, LLC.

Columbia Balanced Fund, Inc., Columbia Common Stock Fund, Inc., Columbia Daily Income Company, Columbia Fixed Income Securities Fund, Inc., Columbia Growth Fund, Inc., Columbia High Yield Fund, Inc., Columbia International Stock Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia Short Term Bond Fund, Inc., Columbia Small Cap Growth Fund, Inc., Columbia Mid Cap Growth Fund, Inc., Columbia Strategic Investor Fund, Inc., Columbia Technology Fund, Inc. and the series of the Trust (the “Columbia Funds”).

The series of The Galaxy Funds (the “Galaxy Funds”).

The series of Columbia Acorn Trust and the series of Wanger Advisors Trust (the “Acorn Funds” and “WAT Funds,” respectively).

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Trustees and Officers

Disinterested Trustees:

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee
Douglas A. Hacker (Age 48) P.O. Box 66100 Chicago, IL 60666	Trustee	Since 1996	Executive Vice President – Strategy of United Airlines (airline) since December, 2002 (formerly President of UAL Loyalty Services (airline) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from March, 1999 to September, 2001; Senior Vice President-Finance from March, 1993 to July, 1999).	118	Orbitz, Inc. (on-line travel company)

Janet Langford Kelly (Age 46) 9534 W. Gull Lake Drive Richland, MI 49083-8530	Trustee	Since 1996	Private Investor since March, 2004 (formerly Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003; Senior Vice President, Secretary and General Counsel, Sara Lee Corporation (branded, packaged, consumer-products manufacturer) from January, 1995 to September, 1999).	118	None

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Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)		Other Directorships Held by Trustee
Richard W. Lowry (Age 68) 10701 Charleston Drive Vero Beach, FL 32963	Trustee	Since 1995	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer))	1203		None

Charles R. Nelson (Age 62) Department of Economics University of Washington Seattle, WA 98195	Trustee	Since 1981	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993 (formerly Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003) Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; consultant on econometric and statistical matters.	118		None

John J. Neuhauser (Age 61) 84 College Road Chestnut Hill, MA 02467-3838	Trustee	Since 1985	Academic Vice President and Dean of Faculties since August, 1999, Boston College (formerly Dean, Boston College School of Management from September, 1977 to September, 1999).	121	[3,4]	Saucony, Inc. (athletic footwear)

Patrick J. Simpson (Age 60) 1120 N.W. Couch Street Tenth Floor Portland, OR 97209-4128	Trustee	Since 2000	Partner, Perkins Coie LLP. (law firm).	118		None

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Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee
Thomas E. Stitzel (Age 68) 2208 Tawny Woods Place Boise, ID 83706	Trustee	Since 1998	Business Consultant since 1999 (formerly Professor of Finance from 1975 to 1999, College of Business, Boise State University); Chartered Financial Analyst.	118	None

Thomas C. Theobald (Age 67)[5] 303 W. Madison Suite 2500 Chicago, IL 60606	Trustee and Chairman of the Board	Since 1996	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004 (formerly Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004).	118	Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services) and Ambac Financial Group (financial insurance underwriter)

Anne-Lee Verville (Age 59) 359 Stickney Hill Road Hopkinton, NH 03229	Trustee	Since 1998	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997).	1194	Chairman of the Board of Directors, Enesco Group, Inc. (designer, importer and distributor of giftware and collectibles)

Richard L. Woolworth (Age 63) 100 S.W. Market Street #1500 Portland, OR 97207	Trustee	Since 1991	Retired since December 2003 (formerly Chairman and Chief Executive Officer, The Regence Group (regional health insurer); Chairman and Chief Executive Officer, BlueCross BlueShield of Oregon; Certified Public Accountant, Arthur Young & Company)	118	Northwest Natural Gas Co. (natural gas service provider)

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Interested Trustees:

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee
William E. Mayer[2] (Age 64) 399 Park Avenue Suite 3204 New York, NY 10022	Trustee	Since 1994	Managing Partner, Park Avenue Equity Partners (private equity) since February, 1999 (formerly Founding Partner, Development Capital LLC from November 1996 to February, 1999).	1203	Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); First Health (healthcare); Reader’s Digest (publishing); OPENFIELD Solutions (retail industry technology provider)

[1]	As of December 31, 2003, the Columbia Funds Complex consisted of 132 open-end and 15 closed end management investment company portfolios. In October 2003, the trustees of the Liberty Funds and Stein Roe Funds were elected to the boards of the Columbia Funds; simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors/trustees of the Columbia Funds were appointed to serve as trustees of the Liberty Funds and Stein Roe Funds. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Fund Complex.
[2]	Mr. Mayer is an “interested person” (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.
[3]	Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the All-Star Funds.
[4]	Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.
[5]	Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

Principal Officers:

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Christopher L. Wilson (Age 47) One Financial Center Boston, MA 02111	President	Since 2004	President of the Columbia Funds, Liberty Funds and Stein Roe Funds since October, 2004 (formerly President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. from September, 1998 to August, 2004).

J. Kevin Connaughton (Age 39) One Financial Center Boston, MA 02111	Treasurer	Since 2000	Treasurer of the Columbia Funds since October, 2003 and of the Liberty Funds, Stein Roe Funds and All-Star Funds since December, 2000; Vice President of the Advisor since April, 2003 (formerly President of the Columbia Funds, Liberty Funds and Stein Roe Funds from February, 2004 to October, 2004; Chief Accounting Officer and Controller of the Liberty Funds and of the All-Star Funds from February, 1998 to October, 2000); Treasurer of

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Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
the Galaxy Funds since September, 2002; Treasurer, Columbia Management Multi-Strategy Hedge Fund, LLC since December, 2002 (formerly Vice President of Colonial Management Associates, Inc. from February, 1998 to October, 2000).

Mary Joan Hoene (Age 54) 40 West 57th Street New York, NY 10019	Senior Vice President and Chief Compliance Officer	Since 2004	Senior Vice President and Chief Compliance Officer of the Columbia Funds, Liberty Funds and Stein Roe Funds since August, 2004; Chief Compliance Officer of the All-Star Funds since August, 2004 (formerly Partner, Carter, Ledyard & Milburn LLP from January, 2001 to August, 2004; Counsel, Carter, Ledyard & Milburn LLP from November, 1999 to December, 2000; Vice President and Counsel, Equitable Life Assurance Society of the United States from April, 1998 to November, 1999).

Michael G. Clarke (Age 34) One Financial Center Boston, MA 02111	Chief Accounting Officer	Since 2004	Chief Accounting Officer of the Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds since October, 2004 (formerly Controller of the Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds from May, 2004 to October, 2004; Assistant Treasurer from June, 2002 to May, 2004; Vice President, Product Strategy & Development of the Liberty Funds and Stein Roe Funds from February, 2001 to June, 2002; Assistant Treasurer of the Liberty Funds, Stein Roe Funds and the All-Star Funds from August, 1999 to February, 2001; Audit Manager, Deloitte & Toche LLP from May, 1997 to August, 1999).

Jeffrey R. Coleman (Age 34 ) One Financial Center Boston, MA 02111	Controller	Since 2004	Controller of the Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds since October, 2004 (formerly Vice President of CDC IXIS Asset Management Services, Inc. and Deputy Treasurer of the CDC Nvest Funds and Loomis Sayles Funds from February, 2003 to September, 2004; Assistant Vice President of CDC IXIS Asset Management Services, Inc. and Assistant Treasurer of the CDC Nvest Funds from August, 2000 to February, 2003; Tax Manager of PFPC, Inc. from November, 1996 to August, 2000).

David A. Rozenson (Age 50) One Financial Center Boston, MA 02111	Secretary	Since 2003	Secretary of the Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds since December, 2003; Senior Counsel, Bank of America Corporation (formerly FleetBoston Financial Corporation) since January, 1996; Associate General Counsel, Columbia Management Group since November, 2002.

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Board of Trustees

The Trustees of the Trust are responsible for overseeing decisions relating to the investment policies and objectives of the Fund. The Trust hires other parties who are responsible for the day-to-day operations of the Fund, such as the Advisor, transfer agent and custodian. The Trustees meet four times a year to review the Fund’s activities. In addition, the Trustees meet once a year for a general industry update and continuing education meeting. The Trustees have created several committees to perform specific functions for the Fund.

Audit Committee

Ms. Verville and Messrs. Hacker, Stitzel and Woolworth are members of the Audit Committee of the Board of Trustees of the Fund. Prior to October 7, 2003, Messrs. Woolworth, Simpson, Nelson and Mr. James C. George were members of the Audit Committee of the Board of Trustees of the Fund. Mr. George resigned from the Board of Trustees of the Fund on October 7, 2003. Messrs. Simpson and Nelson have assumed other committee responsibilities. The Audit Committee’s functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Fund and certain service providers. For the fiscal year ended July 31, 2004, the Audit Committee convened nine times.

Governance Committee

Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee of the Board of Trustees of the Fund. Prior to October 7, 2003, the Fund did not have a Governance Committee. The Governance Committee’s functions include recommending to the Trustees nominees for independent Trustees positions and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees’ duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds’ investment advisor. The Governance Committee will consider candidates for Trustees recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Fund. For the fiscal year ended July 31, 2004, the Governance Committee convened four times.

Advisory Fees & Expenses Committee

Ms. Kelly and Messrs. Mayer, Nelson and Neuhauser are members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Fund. Prior to October 7, 2003, the Fund did not have an Advisory Fees & Expenses Committee. The Advisory Fees & Expenses Committee’s functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. For the fiscal year ended July 31, 2004, the Advisory Fees & Expenses Committee convened five times.

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Compliance Committee

Ms. Kelly, Messrs. Nelson and Simpson and Ms. Verville are members of the Compliance Committee of the Board of Trustees of the Fund. The Compliance Committee’s functions include providing oversight of the monitoring processes and controls regarding the Trust. The Committee uses legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the Trust’s investment adviser, principal underwriter and transfer agent. For the fiscal year ended July 31, 2004, the Compliance Committee convened five times.

Investment Oversight Committees

Beginning in 2004, each Trustee of the Fund also began serving on an Investment Oversight Committee (“IOC”). Each IOC is responsible for monitoring, on an ongoing basis, a select group of funds in the Fund Complex and gives particular consideration to such matters as the funds’ adherence to their investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the funds attend IOC meetings from time to time to assist each IOC in its review of the funds. Each IOC meets four times a year. The following are members of the respective IOCs and the general categories of funds that they review:

IOC #1:	Messrs. Lowry, Mayer and Neuhauser are responsible for reviewing Funds in the following asset categories: Large Growth Diversified, Large Growth Concentrated, Small Growth, Outside Managed (i.e., sub-advised), Municipal and Bank Loan.

IOC #2:	Mr. Hacker and Ms. Verville are responsible for reviewing Funds in the following asset categories: Large Blend, Small Blend, Foreign Stock, Fixed Income – Multi Sector, Fixed Income – Core and Young Investor.

IOC#3:	Messrs. Theobald and Stitzel and Ms. Kelly are responsible for reviewing Funds in the following asset categories: Large Value, Mid Cap Value, Small Value, Asset Allocation, High Yield and Money Market.

IOC#4:	Messrs. Nelson, Simpson and Woolworth are responsible for reviewing Funds in the following asset categories: Large/Multi Cap Blend, Mid Cap Growth, Small Growth, Asset Allocation, Specialty Equity and Taxable Fixed Income.

For the fiscal year ended July 31, 2004, each IOC convened two times.

The following table sets forth the dollar range of shares owned by each Trustee as of December 31, 2003 of (i) the Fund and (ii) all of the funds in the Fund Complex.

Disinterested Trustees:

Name of Fund	Douglas A. Hacker	Janet Langford Kelly	Richard W. Lowry
CMG Strategic Equity Fund	None	None	None
Aggregate Dollar Range of Equity Securities Owned in All Funds Overseen by Trustee in Fund Complex:	Over $100,000	Over $100,000	Over $100,000

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Name of Fund	Dr. Charles R. Nelson	John J. Neuhauser
CMG Strategic Equity Fund	None	None
Aggregate Dollar Range of Equity Securities Owned in All Funds Overseen by Trustee in Fund Complex:	Over $100,000	Over $100,000

Name of Fund	Patrick J. Simpson	Thomas E. Stitzel
CMG Strategic Equity Fund	None	None
Aggregate Dollar Range of Equity Securities Owned in All Funds Overseen by Trustee in Fund Complex:	$50,001-$100,000	$50,001-$100,000

Name of Fund	Thomas C. Theobald	Anne-Lee Verville(1)	Richard W. Woolworth
CMG Strategic Equity Fund	None	None	None
Aggregate Dollar Range of Equity Securities Owned in All Funds Overseen by Trustee in Fund Complex:	Over $100,000	$0	Over $100,000

Interested Trustees:

Name of Fund	William E. Mayer
CMG Strategic Equity Fund	None
Aggregate Dollar Range of Equity Securities Owned in All Funds Overseen by Trustee in Fund Complex:	$50,001-$100,000

(1)	Ms. Verville has elected to defer her compensation as a Trustee under the deferred compensation plan for independent Trustees of the Fund Complex. The value of her deferred compensation is determined as if the amounts had been invested, as of the date of deferral, in shares of one or more funds in the Fund Complex as specified by her. At December 31, 2003, the value of her deferred compensation account exceeded $100,000.

As of December 31, 2003, none of the disinterested Trustees or nominees or members of their immediate families owned any securities of the Advisor or any other entity directly or indirectly controlling, controlled by, or under common control with the Advisor.

Approval of Investment Advisory Contract

The Fund has entered into a separate investment advisory contract with the Advisor. The existing contract for the Fund was considered and approved by the Board and the disinterested Trustees at in-person meetings held on May 12, 2004 and October 13, 2004. The investment advisory contract is subject to annual approval of the Trustees, including a majority of disinterested Trustees. In determining the reasonableness of the advisory fees under the contract, the Trustees considered several factors, including:

•	The nature and quality of services provided to the Fund’s shareholders,

•	The profitability of the advisory contract for the Advisor,

•	Fall-out benefits realized by the Advisor from services as advisor to the Fund,

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•	A comparison of fee structures with other mutual funds, and

•	The existence of economies of scale with respect to the provision of investment advice to the Fund.

In reviewing the quality of services provided by the Adviser, the Board reviewed the performance and expense rankings of the Fund as compared to its peers, based upon information compiled by Lipper, Inc. The Board reviewed the following information: (1) total expense rankings within the Fund’s expense group, (2) actual management fee rankings of the Fund within its expense group, (3) contractual management fee rankings of the Fund within its expense group and (4) performance rankings within the Fund’s peer universe for the one-, three-, five- and ten-year periods. In addition, the Board reviewed data for the Fund comparing various return rankings of the Fund versus the Fund’s actual management or total expense ranking. From this information, an overall Fund assessment ranking is made for the Fund, and the Fund received a satisfactory ranking by the Board.

The Trustees also reviewed data related to the profitability of the Advisor with respect to its contract with each of the funds in the Trust. The Trustees considered the additional benefits to the Advisor as a result of its relationship with the funds in the Trust. The Trustees also considered the benefits to affiliates of the Advisor as the result of its management of the funds in the Trust.

After considering these and other factors, and the Fund’s specific circumstances, the Trustees concluded that the Fund’s advisory contract with the Advisor was reasonable for the Fund and in the best interests of shareholders. During their deliberation, the Trustees requested from the Advisor all information reasonably necessary for the Trustees to evaluate the advisory contract for the Funds. The disinterested Trustees were also assisted by, and met separately with, their independent counsel.

See the section entitled “INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES” for further information about the Advisor and the Fund’s investment advisory contract.

Trustee Compensation

The Trustees serve as directors/Trustees of all open-end funds managed by the Advisor for which each Trustee will receive an annual retainer of $45,000 and attendance fees of $9,500 for each regular and special joint board meeting and $1,000 for each special telephonic joint board meeting. Beginning in December 2003, Mr. Theobald began serving as the Chairman of the Board. Mr. Theobald receives an additional annual retainer of $40,000 for serving in this capacity. All committee chairs, except the Audit Committee chair, receive an annual retainer of $5,000 and Committee chairs receive $1,500 for each special committee meeting attended on a day other than a regular joint board meeting day. The Audit Committee chair receives an annual retainer of $10,000 and receives $2,000 for each Audit Committee meeting. Committee members receive $1,500 for each special committee meeting attended on a day other than a regular joint board meeting day. Two-thirds of the Trustee fees are allocated among the funds in the Trust based on each fund’s relative net assets and one-third of the fees is divided equally among the funds in the Trust.

The following table sets forth the compensation earned by Trustees of the Fund for the fiscal year ended July 31, 2004. No officer of the Fund received any compensation from the Fund in 2004. The Trust does not currently provide pension or retirement plan benefits to the Trustees.

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Disinterested Trustees

Trustee	Aggregate Compensation From Fund	Total Compensation from Fund Complex
Douglas A. Hacker(2)	$778	$125,500
Janet Langford Kelly(2)	$815	$125,500
Richard W. Lowry(2)	$719	$115,750
Charles R. Nelson	$798	$124,000
John J. Neuhauser(2)	$744	$124,668
Patrick J. Simpson(3)	$829	$97,144
Thomas E. Stitzel(2)	$816	$129,500
Thomas C. Theobald(2)(4)	$1,088	$155,500
Anne-Lee Verville(2)(5)	$960	$147,500
Richard L. Woolworth	$886	$104,644

Interested Trustees

Trustee	Aggregate Compensation From Fund	Total Compensation from Fund Complex
William E. Mayer(2)	$762	$127,500

(1)	As of December 31, 2003, the Columbia Funds Complex consisted of 132 open-end and 15 closed-end management investment company portfolios. Effective October 8, 2003, Patrick J. Simpson and Richard L. Woolworth were appointed to the board of Trustees of the Liberty Funds and Stein Roe Funds. Effective October 8, 2003, the Trustees of the Liberty Funds and the Stein Roe Funds were elected as directors/Trustees of the Columbia Funds. A single combined board of Trustees/directors now oversees all of the Liberty Funds, Stein Roe Funds and Columbia Funds. The All-Star Funds, Columbia Management Multi-Strategy Hedge Fund, LLC, the Galaxy Funds, the Acorn Funds and the WAT Funds each have separate boards of trustees/directors.
(2)	Each of Ms. Verville, Ms. Kelly and Messrs. Hacker, Lowry, Mayer, Neuhauser, Stitzel and Theobald was elected a Trustee of the Trust on October 7, 2003. The compensation amounts for each of them reflect their total compensation paid for service during 2003 as a Trustee or director of funds formerly known as the Liberty Funds and Stein Roe Funds that are now part of the Columbia Funds Complex.
(3)	During the fiscal year ended July 31, 2004, Mr. Simpson deferred $829 of his compensation from the Fund, and $97,144 of his total compensation from the Fund Complex pursuant to the deferred compensation plan.
(4)	During the fiscal year ended July 31, 2004, Mr. Theobald deferred $737of his compensation from the Fund, and $80,000 of his total compensation from the Fund Complex pursuant to the deferred compensation plan.
(5)	During the fiscal year ended July 31, 2004, Ms. Verville deferred $450 of her compensation from the Fund, and $56,000 of her total compensation from the Fund Complex pursuant to the deferred compensation plan.

Share Ownership

At October 31, 2004, officers and Trustees of the Fund, in the aggregate, owned of record or beneficially less than 1% of the total outstanding shares of the Fund.

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At October 31, 2004, to the knowledge of the Trust, the following persons owned of record more than 5% of the outstanding shares of the Fund:

Name and Address	Shares Beneficially Owned at October 31, 2004
USB FBO PF#335 ATU/TRIMET JOINT PENSION TRUST 97310313 PO BOX 1787 MILWAUKEE WI 53201-1787	6,163,905.2370	(13.55%)

MEYER MEMORIAL TRUST PF#674 C/O WAYNE PIERSON 425 NW 10TH AVE STE 400 PORTLAND OR 97209-3128	3,700,712.3280	(8.14%)

USB FBO PF# 0057 OREGON RETAIL EMPLOYEES PENSION TRUST PO BOX 1787 MILWAUKEE WI 53201-1787	3,309,917.4630	(7.28%)

USB FBO WILLAMETTE UNIVERSITY 97303871 PO BOX 1787 MILWAUKEE WI 53201-1787	2,922,136.9130	(6.42%)

GEORGE K & JOAN D AUSTIN PF #1083 PO BOX 209 NEWBERG OR 97132-0209	2,378,653.3510	(5.23%)

Proxy Voting Policies and Procedures

The Fund has delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by the Fund.

The Advisor’s policy is to vote all proxies for each client’s securities in a manner considered by the Advisor to be in the best interest of its clients, including the Fund and its shareholders, without regard to any benefit to the Advisor or its affiliates. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer’s securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to effect adversely the best interest of the Fund. The Advisor determines the best interest of the Fund in light of the potential economic return on the Fund’s investment.

The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor’s Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, or its other clients or certain other persons. A member of the Proxy Committee is prohibited from voting on any proposal with respect to which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a

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given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has three classes of proxy proposals. The first two classes are predetermined guidelines to vote for or against specific proposals, unless otherwise directed by the Proxy Committee. The third class is proposals requiring special consideration by the Proxy Committee. In addition, the Proxy Committee considers requests to vote on proposals in the first two classes other than according to the predetermined guidelines.

The Advisor generally votes in favor of proposals related to the following matters: selection of auditors (unless the auditor receives more than 50% of its revenues from non-audit activities from the company and its affiliates), election of directors (unless the proposal gives management the ability to alter the size of the board without shareholder approval), different persons for chairman of the board /chief executive officer (unless, in light of the size of the company and the nature of its shareholder base, the role of chairman and CEO should not be held by different persons), compensation (if provisions are consistent with standard business practices), debt limits (unless proposed specifically as an anti-takeover action), indemnification (unless for negligence and or breaches of fiduciary duty), meetings, name of company, principal office (unless the purpose is to reduce regulatory or financial supervision), reports and accounts (if the certifications required by Sarbanes-Oxley Act of 2002 have been provided), par value, shares (unless proposed as an anti-takeover action), share repurchase programs, independent committees, and equal opportunity employment.

The Advisor generally votes against proposals related to the following matters: super majority voting, cumulative voting, preferred stock, warrants, rights, poison pills, reclassification of common stock and meetings held by written consent.

The Advisor gives the following matters special consideration: new proposals, proxies of investment company shares (other than election of directors, selection of accountants), mergers/acquisitions (proposals where a hostile merger/acquisition is apparent or where the Advisor represents ownership in more than one of the companies involved), shareholder proposals (other than those covered by the predetermined guidelines), executive/director compensation (other than those covered by the predetermined guidelines), pre-emptive rights, and proxies of international issuers which block securities sales between submission of a proxy and the meeting (proposals for these securities are voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with predetermined guidelines).

In addition, if a portfolio manager or other party involved with an Advisor client or a Fund account concludes that the interest of the client or the Fund requires that a proxy be voted on a proposal other than according to the predetermined guidelines, he or she may request that the Proxy Committee consider voting the proxy differently. If any person (or entity) requests the Proxy Committee (or any of its members) to vote a proxy other than according to a predetermined guideline, that person must furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person’s (or entity’s) relationship with the party proposing the matter to shareholders or any other matter known to the person that would create a potential conflict of interest.

The Proxy Committee may vary from the predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact

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adversely the current or potential market value of the issuer’s securities or to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client’s investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted.

The Advisor’s Proxy Committee is composed of operational and investment representatives of its regional offices as well as senior representatives of equity investments, equity research, compliance and legal. During the first quarter of each year, the Proxy Committee reviews all guidelines and establishes guidelines for expected new proposals. In addition to these reviews and its other responsibilities described above, the Proxy Committee’s functions include annual review of the Advisor’s Proxy Voting Policy and Procedures to ensure consistency with internal policies and regulatory agency policies, and to develop and modify voting guidelines and procedures as it deems appropriate or necessary.

The Advisor uses Institutional Shareholder Services (“ISS”), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

The actual voting records of the Fund relating to their portfolio securities during the 12-month period ended June 30, 2004 are available without charge, upon request, by calling 1-800-547-1037, or by accessing the SEC’s website at http://www.sec.gov. The Advisor’s proxy voting guidelines and procedures are included in this Statement of Additional Information as Appendix I.

INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES

The investment advisor to the Fund is Columbia Management Advisors, Inc. (the “Advisor”). The Advisor has entered into an investment contract with the Fund. Pursuant to the investment contract the Advisor provides research, advice, and supervision with respect to investment matters and determines what securities to purchase or sell and what portion of the Fund’s assets to invest.

The Advisor provides office space and pays all executive salaries and executive expenses of the Fund. The Fund assumes its costs relating to Trust matters, cost of services to shareholders, transfer and dividend paying agent fees, custodian fees, legal and auditing expenses, disinterested Trustees fees, taxes and governmental fees, interest, broker’s commissions, transaction expenses, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase, or redemption of its shares, expenses of registering or qualifying its shares for sale, transfer taxes, and all other expenses of preparing its registration statement, prospectuses, and reports.

For its services provided to the Fund, the Advisor charges an advisory fee, which is accrued daily and paid monthly. The advisory fee for the Fund equals the annual rate of 0.40 of 1% of its daily net assets. Advisory fees paid by the Fund to the Advisor were $2,280,557 for the fiscal year ended July 31, 2004, $871,581 for the fiscal period ended July 31, 2003, $428,315 for the fiscal year ended October 31, 2002 and $8,500 for the period October 9, 2001 (inception) through October 31, 2001. The Advisor has agreed to reimburse the Fund to the extent Total Fund Operating Expenses exceed 0.40% for the fiscal year. If the Advisor had not agreed to reimburse the Fund for such expenses during the fiscal year ended July 31, 2004, total Fund operating expenses would have been 0.45%

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Transfer Agent Agreement

Columbia Funds Services, Inc. (“CFS”) acts as transfer agent and dividend crediting agent for the Fund. Its address is P.O. Box 1722, Boston, Massachusetts 02105-1722. CFS has retained the services of Boston Financial Data Services to assist it in performing its transfer agent functions. It records and disburses dividends for the Fund. The transfer agent fee is an annual charge of $28.00 per open account. The Fund will also pay for certain reimbursable out-of-pocket expenses as set forth in the agreement. There is no minimum aggregate fee payable by the Fund to CFS for transfer agent services. The transfer agent fees paid to CFS for the fiscal year ended July 31, 2004 under the transfer agent agreement was $5,490.

Pricing and Bookkeeping Agreement

The Advisor performs certain administrative services for the Funds pursuant to a Pricing, Bookkeeping and Fund Administration Agreement (the “Agreement”). Under the terms of the Agreement, the Advisor (a) provides fund accounting and financial reporting oversight of State Street Bank and Trust, who provides the daily fund accounting and financial reporting services; (b) maintains and preserves in a secure manner the accounting records of the Funds; (c) provides fund administration, including daily prospectus, investment restrictions and 1940 Act compliance review, tax and distribution management, expense budgeting, performance reporting and statistical analysis, and board reporting; and (d) provides disaster planning. The Fund is not charged a fee for these services.

Principal Underwriter

Columbia Financial Center Incorporated (“Columbia Financial”), a registered securities broker and a member of the National Association of Securities Dealers, Inc., and an affiliate of the Advisor, is the principal underwriter for the Fund, and is authorized under a distribution agreement with CMG Fund Trust to sell shares of the Fund. Columbia Financial does not charge any fees or commissions to the Fund or to investors of the Fund for the sale of shares of the Fund.

Each of the Advisor, CFS and Columbia Financial are indirect wholly owned subsidiaries of Bank of America Corporation (“Bank America”). Bank America and its affiliates provide a wide range of banking, financial, and investment products and services to individuals and businesses. Their principal activities include customer and commercial banking, mortgage lending and servicing, Trust administration, investment management, retirement plan services, brokerage and clearing services, securities underwriting, private and corporate financing and advisory activities, and insurance services.

PORTFOLIO TRANSACTIONS

The Fund will not generally invest in securities for short-term capital appreciation but, when business and economic conditions, market prices, or the Fund’s investment policy warrant, individual security positions may be sold without regard to the length of time they have been held. This may result in a higher portfolio turnover rate and increase a Fund’s transaction costs, including brokerage commissions. To the extent short-term trades result in gains on securities held less than one year, shareholders will be subject to taxes at ordinary income rates. See “TAXES” in this Statement of Additional Information.

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The Fund may purchase its portfolio securities through a securities broker and pay the broker a commission, or it may purchase the securities directly from a dealer that acts as principal and sells securities directly for its own account without charging a commission. The purchase price of securities purchased from dealers serving as market makers will include the spread between the bid and asked prices. The Fund may also purchase securities from underwriters, the price of which will include a commission or discount paid by the issuer to the underwriter.

Prompt execution of orders at the most favorable price will be the primary consideration of the Fund in transactions where brokerage fees are involved. Additional factors considered by the Advisor in selecting brokers to execute a transaction include: (i) professional capability of the executing broker and the value and quality of the brokerage services provided; (ii) size and type of transaction; (iii) timing of the transaction in the context of market prices and trends; (iv) nature and character of markets for the security to be purchased or sold; (v) the broker’s execution efficiency and settlement capability; (vi) the broker’s experience and financial stability and the execution services it renders to the Advisor on a continuing basis; and (vii) reasonableness of commission.

Research, statistical, and other services offered by the broker also may be taken into consideration in selecting broker-dealers. These services may include: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategies, and performance of accounts. A commission in excess of the amount of commission another broker or dealer would have charged for effecting a transaction may be paid by the Fund if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or management’s overall responsibilities with respect to the Fund.

The Advisor receives a significant amount of proprietary research from a number of brokerage firms, in most cases on an unsolicited basis. The Advisor does not make any commitments to allocate brokerage for proprietary research. The value of that research, however, is considered along with other factors in the selection of brokers. This research is considered supplemental to the Advisor’s own internal research and does not, therefore, materially reduce the overall expenses incurred by the Advisor for its research.

The Advisor may use the Fund’s commissions to acquire third party research and products that are not available through its full service brokers. In these arrangements, the Advisor pays an executing broker a commission equal to the average rate paid on all other trades and achieves what it believes is best execution on the trade. The executing broker then uses a portion of the commission to pay for a specific research service or product provided to the Advisor. Proposed research to be acquired in this manner must be approved by the Advisor’s Chief Investment Officer for West Coast Operations who responsible for determining that the research provides appropriate assistance to the Advisor in connection with its investment management of the Fund and that the price paid for research services and products with broker commissions is fair and reasonable.

The receipt of research services and products from brokers or dealers might be useful to the Advisor and its affiliates in rendering investment management services to the Fund or other clients; and, conversely, information provided by brokers or dealers who have executed orders on behalf of

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other clients might be useful to the Advisor in carrying out its obligations to the Fund. Total brokerage commissions paid by the Fund were $2,039,939 for the fiscal year ended July 31, 2004, $1,237,310 for the fiscal period from November 1, 2002 to July 31, 2003, $986,131 for the fiscal year ended October 31, 2002, and $38,737 for the period beginning October 9, 2001 (inception) through October 31, 2001. Of the commissions paid in fiscal year 2004, the Fund paid $130,178 for third party research and products provided by brokerage firms.

The Trust is required to identify any securities of its “regular brokers or dealers” that the Fund has acquired during its most recent fiscal year. At July 31, 2004, the Fund held securities of its regular brokers or dealers as set forth below:

Broker/Dealer	Value (in thousands)
JP Morgan Chase & Co.	$5,861
Citigroup Inc.	$2,679
Piper Jaffrey Cos.	$2,035
Nomura Holdings Inc. -ADR	$1,725
Morgan Stanley	$1,233
Wachovia Corp.	$1,107
Charles Schwab Corp.	$1,097
Nikko Cordial Corp.	$907

The Advisor may use research services provided by and place agency transactions with affiliated broker-dealers, if the commissions are fair and reasonable and comparable to commissions charged by non-affiliated qualified brokerage firms. In addition, the Fund may purchase securities from an underwriting syndicate in which an affiliate is a member of the underwriting syndicate. In any agency transaction or purchase from an underwriting syndicate of which an affiliate is a member, the trade will be accomplished in accordance with the rules and regulations of the 1940 Act.

Investment decisions for the Fund are made independently from those of the other portfolios of the Trust or accounts managed by the Advisor or its affiliate, Columbia Trust Company (collectively, “Columbia”). All trading for Columbia accounts is performed by the Advisor pursuant to an Investment Advisory Contract with Columbia Trust Company. The same security is sometimes held in the portfolio of more than one fund or account. Simultaneous transactions are inevitable when several funds or accounts are managed by the same investment advisor, particularly when the same security is suitable for the investment objective of more than one fund or account. In such event, the Advisor may aggregate these orders in order to achieve best execution and, on the average, lower brokerage commission costs. In the event of simultaneous transactions, allocations among the Fund or accounts will be made on an equitable basis. When the Funds participate in an aggregated order, they participate at the average share price for all transactions in that order, with all transaction costs shared on a pro rata basis. Notwithstanding the above, the Advisor may execute, buy and sell orders for accounts and take action in performance of its duties with respect to any of its accounts that may differ from actions taken with respect to another account, so long as the Advisor shall, to the extent practical, allocate investment opportunities to accounts, including the Funds, over a period of time on a fair and equitable basis and in accordance with applicable law.

Certain employees of the Advisor are also employees of affiliated investment advisors (“Shared Employees”) within Columbia Management Group, the Advisor’s direct owner. As a result of these arrangements, Shared Employees may provide investment advisory, trading and other

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investment services for client accounts of the Advisor and one or more other affiliated investment advisors. Columbia Management Group has determined that these Shared Employee arrangements promote more efficient use of internal resources and are in the best interests of clients on an overall basis.

The Advisor is responsible for ensuring compliance by Shared Employees with all investment guidelines, compliance policies and procedures, and applicable rules and regulations while Shared Employees are acting for the Advisor’s clients.

The Advisor and its affiliated advisors maintain policies reasonably designed to ensure fairness for all clients with accounts served by Shared Employees. The Advisor will monitor all Shared Employee arrangements to ensure that these arrangements continue to be in the best interest of clients considering the potential disadvantages.

The Advisor’s investment personnel will share general and specific investment information with affiliated investment advisors. Information is shared at periodic meetings of investment teams, by distribution of formal recommendations by investment analysts, and through informal discussions among investment personnel.

The Advisor will also share with affiliated advisors research products and services provided by broker-dealers through whom the Advisor effects transactions for client accounts, and whom the advisor may cause to receive higher commissions from the Advisor’s clients in recognition of the provision of such products and services. The research products and services shared will assist the Advisor and its affiliated advisors in providing investment management services generally to their clients, but may not necessarily assist with the management for any particular client or clients of the Advisor, including the Funds. As a result of this policy, trades effected on behalf of the Advisor’s clients may benefit affiliated advisors and their clients, and trades effected on behalf of clients of affiliated advisors may benefit the Advisor and its clients.

The use of multiple trading locations could result in the Advisor and its affiliates competing against each other in the market. The Advisor’s clients could receive less attractive prices for trades than clients of an affiliated advisor, and in certain cases client orders may be unfilled or only partially filled due to the orders for clients of an affiliated advisor. To the extent separate trading locations are used, clients of the Advisor and its affiliates will not realize efficiencies associated with aggregating orders, such as more favorable pricing for larger volume trades, for all Columbia Management Group companies.

Where practical, transactions for accounts of the Advisor and one or more affiliated advisors for which a Shared Employee has investment discretion will be coordinated from each trading location. In these cases, a single broker will be used to execute the trade on behalf of each advisor’s accounts. This practice may at times result in an increase in the time period it takes to fill a particular client’s trade order, due to increased time for processing the trade or due to share allocations, and may lead to a smaller allocation for a client.

Where practical, Shared Employees may also effect trades from one location, subjecting the trades to the trade allocation and other policies utilized for that location. To the extent that trades for clients of the Advisor are effected together with trades for clients of other affiliated advisors, this practice may result in smaller allocations for the Advisor’s clients or result in clients of the Advisor obtaining less favorable prices on securities.

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Allocations among Columbia accounts to participate in initial public offerings (“IPOs”) are made pursuant to IPO Allocation Priority Guidelines (the “Guidelines”) established by the Columbia Investment Team. The Guidelines establish which accounts are eligible to participate in a particular IPO and what level of participation is permitted. Eligibility is based upon the market capitalization of the IPO and the capitalization focus of the account. After eligible accounts are identified, each manager receives, on behalf of his or her accounts, a pro rata share of such allocation. The allocation by the manager among his or her accounts is further divided among such accounts on a pro rata basis. A manager may decline to participate in an offering, or may elect to not have all accounts participate, even if his or her accounts are eligible to participate pursuant to the guidelines if he or she believes that the IPO is not appropriate for his or her accounts or an individual account. A manager who declines to participate in an IPO in all of his or her eligible accounts must document the basis of his or her decision not to participate. Over time, allocations to eligible accounts, for which an IPO opportunity is appropriate, will be made on a fair and equitable basis.

The Fund, the Advisor, and Columbia Financial have adopted Codes of Ethics (the “Codes”) pursuant to the requirements of the 1940 Act. These Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. These Codes can be reviewed and copied at the SEC’s Public Reference Room and may be obtained by calling the SEC at 1-202-942-8090. These Codes are also available on the EDGAR Database on the SEC’s internet web site at http://www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request to publicinfor@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

CAPITAL STOCK AND OTHER SECURITIES

The Trust may establish separate series of investment portfolios under its Restated Declaration of Trust. The Fund, CMG Short Term Bond Fund, CMG High Yield Fund, CMG Core Bond Fund, CMG Small Cap Fund, CMG Small/Mid Cap Fund, CMG International Stock Fund, CMG International Bond Fund, CMG Enhanced S&P 500 Index Fund, CMG Large Cap Growth Fund, CMG Large Cap Value Fund, CMG Mid Cap Value Fund, CMG Mid Cap Growth Fund, CMG Small Cap Growth Fund, CMG Small Cap Value Fund, CMG Core Plus Bond Fund, CMG Government Bond Fund, CMG Mortgage and Asset-Backed Securities Fund, CMG Intermediate Bond Fund, and CMG Ultra Short Term Bond Fund are the only series established under the Trust. Shares of each series vote together, except as provided in the Trust’s Declaration of Trust and under applicable law. It is expected that shares of a series would vote separately by series on any changes in fundamental investment policies relating to that series. All shares of each series of the Trust, including the Fund, have equal rights as to voting, redemption, dividends and distributions. All issued and outstanding shares of the Fund are fully paid and nonassessable. Shares have no preemptive or conversion rights. Fractional shares have the same rights proportionately as full shares. The shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares of the Fund and any other portfolio of the Trust, voting for the election of Trustees, can elect all the Trustees if they choose to do so. In certain circumstances, Trustees may be removed by action of the Trustees or the shareholders.

Any reference to the phrase “vote of a majority of the outstanding voting securities of the Fund” means the vote at any meeting of shareholders of the Fund of (i) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.

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PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASES

Investments in the Fund are made directly by (1) high net worth individuals and institutional buyers some of whom may be clients of the Advisor or (2) the Advisor in its role as discretionary investment advisor over a portion of the shareholder’s assets. With respect to assets of an investment advisory client of the Advisor invested in the Fund by the client or the Advisor, that client will pay a reduced, or in the case of an employee benefit plan, no fee pursuant to its separate management contract with the Advisor (for the period during which the assets are invested in the Fund).

If the Advisor is deemed to be a fiduciary with respect to a prospective shareholder of the Fund pursuant to the Employee Retirement Income Security Act of 1974 (“ERISA”), certain conditions must be satisfied before assets may be invested in the Fund by the Advisor on behalf of the shareholder. These conditions are set forth by the U. S. Department of Labor in Prohibited Transaction Class Exemption No. 77-4 (the “Exemption”). The Exemption permits the Advisor to direct investments of ERISA-qualified plans to a mutual fund, such as the Fund, for which the Advisor serves as an investment advisor if, after review of the Prospectus and disclosure relating to fees of the Fund and fees under the advisory contract, another fiduciary, as determined under ERISA, with respect to that shareholder approves investments in the Fund. The second fiduciary must be independent of and unrelated to the Advisor under standards set forth by the U. S. Department of Labor in the Exemption.

The second, independent fiduciary that must approve investments in the Fund by the Advisor must not be engaged as a second fiduciary only in contemplation of a possible investment in the Fund. Rather, the second, independent fiduciary is almost always a committee appointed by the employee benefit plan sponsor and has oversight responsibility for appointment of the Advisor as an investment advisor with respect to certain plan assets. This committee is almost always made up of one or more employees of the plan sponsor, and, as such, these employees receive compensation from the plan sponsor but are not compensated out of plan assets.

The transfer agent for the Fund may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies, and limitations of the Fund, must have a readily ascertainable market value, must be liquid, and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $100,000. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled – usually within 15 days following the purchase by exchange. The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on securities following their delivery to the transfer agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription, or other rights attached to the securities become the property of the Fund, along with the securities. Before engaging in an exchange, investors should consult their tax advisors concerning the tax consequences to them of the exchange.

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REDEMPTIONS

Redemptions of all or any portion of a shareholder’s investment can be made at any time. Redemption of shares are at the net asset value next computed after receipt of a redemption order on a day the New York Stock Exchange (“NYSE”) is open for business. Payment will be made within seven days of the date of redemption, except as provided by the rules of the SEC. The Trust may suspend the determination of net asset value of the Fund and the right of redemption for any period (1) when the NYSE is closed, other than customary weekend and holiday closings, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which sale of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Trust to determine the value of the Fund’s net assets, or (4) as the SEC may by order permit for the protection of security holders, provided the Trust complies with rules and regulations of the SEC which govern as to whether the conditions prescribed in (2) or (3) exist. The NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr.’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. In the case of suspension of the right to redeem, shareholders may withdraw their redemption request or receive payment based upon the net asset value computed upon the termination of the suspension.

The Fund reserves the right to redeem Fund shares in cash or in kind. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem, during any 90-day period, shares of a shareholder solely for cash up to the lesser of $250,000 or 1% of the net asset value of the Fund. A shareholder who is redeemed in kind may incur brokerage fees upon the sale of any securities distributed upon redemption.

PRICING OF SHARES

The net asset value (“NAV”) per share of the Fund is determined by the Advisor, under procedures approved by the Trustees of the Trust, as of the close of regular trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business and at other times determined by the Board of Trustees. The NAV per share is computed by dividing the value of all assets of the Fund, less its liabilities, by the number of shares outstanding.

For purposes of calculating the NAV of the Fund’s shares, the following procedures are utilized whenever applicable. The Fund’s securities are valued at the last sale price on the securities exchange or national securities markets at which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued using the last bid price. Certain securities for which daily market quotations are not readily available, or for which the Advisor believes the quotations do not accurately value the security in question, may be fair valued by the Advisor, pursuant to guidelines established by the Fund’s Board of Trustees.

Any assets or liabilities initially expressed in a foreign currency will, on a daily basis, be converted into U.S. dollars. Foreign securities will generally be valued based upon the most recent closing price on their principal exchange, or based upon the most recent price obtained by the Fund, if the security is not priced on an exchange, even if the close of that exchange or price determination is earlier than the time of the Fund’s NAV calculation. In the case of such foreign security, if an event that is likely to affect materially the value of a portfolio security occurs between the time the foreign price is determined and the time the Fund’s NAV is calculated, it may be necessary to value the security in light of that event. Such a determination would be made by the Fund’s Valuation Committee using procedures approved by the Board of Trustees.

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CUSTODIAN

The Fund’s Custodian, for both domestic and foreign securities, is State Street Corporation (the “Custodian”), 2 Avenue De Lafayette, Boston, MA 02111-2900. The Custodian holds all securities and cash of the Fund, receives and pays for securities purchased, delivers against payment securities sold, receives and collects income from investments, makes all payments covering expenses of the Fund, and performs other administrative duties, all as directed by authorized officers of the Advisor. The Custodian does not exercise any supervisory function in the purchase and sale of portfolio securities or payment of dividends.

Portfolio securities purchased in the United States are maintained in the custody of the Fund’s Custodian. Portfolio securities purchased outside the United States by the Fund are maintained in the custody of foreign banks, Trust companies, or depositories that have sub-custodian arrangements with the Custodian (the “foreign sub-custodians”). Each of the domestic and foreign custodial institutions that may hold portfolio securities of the Fund has been approved by the Board of Trustees or, in the case of foreign securities, at the discretion of the Board of Trustees, by the Custodian, as a delegate of the Board of Trustees, all in accordance with regulations under the 1940 Act.

The Advisor determines whether it is in the best interest of the Fund and its shareholders to maintain the Fund’s assets in each of the countries in which the Fund invests (“Prevailing Market Risk”). The review of Prevailing Market Risk includes an assessment of the risk of holding the Fund’s assets in a country, including risks of expropriation or imposition of exchange controls. In evaluating the foreign sub-custodian’s, the Board of Trustees, or its delegate, will review the operational capability and reliability of the foreign sub-custodian. With respect to foreign investments and the selection of foreign sub-custodians, however, there is no assurance that the Fund, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and cost of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians, or the application of foreign law to the Fund’s foreign sub-custodian arrangement. Accordingly, an investor should recognize that the risks involved in holding assets abroad are greater than those associated with investing in the United States.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts, 02110-1707, serves as the Trust’s independent registered public accounting firm and, in addition to examining the annual financial statements of the Trust, assists in the preparation of the tax returns of the Trust and in certain other matters.

TAXES

Federal Income Taxes

The Fund intends and expects to meet continuously the tests for qualification as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund were to fail to qualify as a “regulated investment company” in

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any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and distributions would generally be taxable as ordinary dividend income to the shareholders. The Fund believes it satisfies the tests to qualify as a regulated investment company.

To qualify as a regulated investment company for any taxable year, the Fund must, among other things:

(a) derive at least 90% of its gross income from dividends; interest; payments with respect to securities loans; gains from the sale or other disposition of stock, securities, or foreign currencies; other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; or net income from an interest in qualified publicly traded partnerships (the “90% Test”); and

(b) diversify its holdings so that at the end of each quarter (i) 50% or more of the market value of the assets of the Fund is represented by cash, government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer of such other securities, to an amount not greater than 5% of the value of the assets of the Fund and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the assets of the Fund is invested in either the securities (other than government securities or securities of other regulated investment companies) of any one issuer or of two or more issuers that the Fund “controls” within the meaning of Section 851 of the Code and that meet certain requirements or the securities of one or more qualified publicly traded partnerships. In addition, the Fund must file, or have filed, a proper election with the Internal Revenue Service.

Part I of Subchapter M of the Code will apply to the Fund during a taxable year only if it meets certain additional requirements. Among other things, the Fund must: (a) have a deduction for dividends paid (without regard to capital gain dividends and exempt-interest dividends) at least equal to the sum of 90% of its investment company taxable income (computed without any deduction for dividends paid) and 90% of its tax-exempt interest net of expenses attributable to such interest and (b) either (i) have been subject to Part I of Subchapter M for all taxable years ending on or after November 8, 1983 or (ii) as of the close of the taxable year have no earnings and profits accumulated in any taxable year to which Part I of Subchapter M did not apply.

The Trust currently has 20 portfolios, including the Fund. The Trust may establish additional funds in the future. Federal income tax laws generally will treat each Fund as a separate corporation (provided that the Fund consists of a segregated portfolio of assets the beneficial interests in which are owned by the holders of a class or series of stock that is preferred over all other classes or series in respect of that portfolio of assets).

A regulated investment company that meets the requirements described above is taxed only on its “investment company taxable income,” which generally equals the undistributed portion of its ordinary net income and any excess of net short-term capital gain over net long-term capital loss. In addition, any excess of net long-term capital gain over net short-term capital loss that is not distributed as a “capital gain dividend” is taxed to each Fund at corporate capital gain tax rates. The policy of the Fund is to apply capital loss carry-forwards as a deduction against future capital gains before making a capital gain distribution to shareholders.

If any net capital gains (i.e. the excess of net long-term capital gains over net short-term capital losses) are retained by the Fund, requiring federal income taxes to be paid thereon by the Fund, the Fund may elect to treat such capital gains as having been distributed to shareholders. In

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the case of such an election, shareholders will be taxed on such amounts as long-term capital gains, will be able to claim their proportional share of the federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liabilities, and generally will be entitled to increase the adjusted tax basis of their shares in the Fund by the differences between their pro rata shares of such gains and their tax credits.

If the Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

Certain of the Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Shareholders of the Fund are taxed on distributions of net investment income, or of any excess of net short-term capital gain over net long-term capital loss, as ordinary income. As described below, as a result of 2003 legislation, qualifying dividend distributions to individual shareholders generally are taxed at the same rate that applies to long-term capital gains.

Distributions properly designated by the Fund as representing the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by shareholders. Such distributions are treated as net capital gain in the hands of a recipient and will not be eligible for the corporate dividends-received deduction. For noncorporate taxpayers, the highest rate that applies to long-term capital gains is lower than the highest rate that applies to ordinary income; however, as a result of 2003 legislation, for taxable years beginning on or before December 31, 2008, qualified dividend income distributions to individuals generally are taxed at the same rate that applies to long-term capital gains, subject to holding period requirements with respect to shareholders and the Fund as well as other requirements. For this purpose, long-term capital gain rates apply to the extent that the Fund receives dividends from domestic or qualifying foreign corporations and the Fund meets holding period and other requirements. Generally, a dividend received from a foreign corporation will not be treated as qualified dividend income if the foreign corporation is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company or, for taxable years of foreign corporations beginning on or before December 31, 2004, as a foreign personal holding company or a foreign investment company. If the aggregate qualified dividends received by the Fund during any taxable year are 95 percent or more of its gross income, then 100% of the

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Fund’s dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss. Any loss that is realized and allowed on redemption of shares of the Fund six months or less from the date of purchase of the shares and following the receipt of a capital gain dividend will be treated as a long-term capital loss to the extent of the capital gain dividend. For this purpose, Section 852(b)(4) of the Code contains special rules on the computation of a shareholder’s holding period.

Long-term capital gains rates applicable to individuals have been temporarily reduced – in general, to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets – for taxable years beginning on or before December 31, 2008.

Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether paid in shares or in cash. Each distribution is accompanied by a brief explanation of the form and character of the distribution. The Fund issues to each shareholder a statement of the federal income tax status of all distributions, including a statement of the prior taxable year’s distributions that the Fund has designated to be treated as long-term capital gain.

A distribution may be taxable to a shareholder even if the distribution reduces the net asset value of the shares held below their cost (and is in an economic sense a return of the shareholder’s capital). This tax result is most likely when shares are purchased shortly before an annual distribution of capital gains or other earnings.

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is a United States person and is not subject to such withholding. Pursuant to recently enacted tax legislation, the backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

If the Fund declares a dividend in October, November, or December payable to shareholders of record on a certain date in such a month and pays the dividend during January of the following year, the shareholders will be taxed as if they had received the dividend on December 31 of the year in which the dividend was declared. Thus, a shareholder may be taxed on the dividend in a taxable year prior to the year of actual receipt.

A special tax may apply to the Fund if it fails to make sufficient distributions during the calendar year. The required distributions for each calendar year generally equal the sum of (a) 98% of the ordinary income for the calendar year plus (b) 98% of the capital gain net income for the one-year period that ends on October 31 during the calendar year, plus (c) an adjustment relating to any shortfall for the prior taxable year. If the actual distributions are less than the required distributions, a tax of 4% applies to the shortfall.

The Code allows the deduction by certain individuals, trusts, and estates of “miscellaneous itemized deductions” only to the extent that such deductions exceed 2% of adjusted gross income. The limit on miscellaneous itemized deductions will not apply, however, with respect to the expenses incurred by any “publicly offered regulated investment company.” The Fund believes that it is a publicly offered regulated investment company because its shares are continuously offered pursuant to a public offering (within the meaning of section 4 of the Securities Act). Therefore, the limit on miscellaneous itemized deductions should not apply to expenses incurred by the Fund.

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Special Aspects of 90% Test with Respect to Foreign Currency. For purposes of the 90% Test, foreign currency gains that are not directly related to the Fund’s principal business of investing in stocks or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income by regulation. No such regulations, however, have been issued.

Unless an exception applies, the Fund may be required to recognize some income with respect to foreign currency contracts under the mark-to-market rules of Section 1256 of the Code even though that income is not realized. Special rules under Sections 1256 and 988 of the Code determine the character of any income, gain, or loss on foreign currency contracts.

Investment in Passive Foreign Investment Companies. Investment by the Fund in “passive foreign investment companies” could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a “qualified electing fund.”

A “passive foreign investment company” is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, foreign currency gains, and income from notional principal contracts. Passive income for this purpose does not include income received by the foreign corporation from active conduct of a banking or insurance business and certain income received from related persons.

State Income Taxes

The state tax consequences of investments in the Fund are beyond the scope of the tax discussions in the Prospectus and this Statement of Additional Information.

Additional Information

The foregoing summary and the summary included in the Prospectus under “Taxes” of tax consequences of investment in the Fund are necessarily general and abbreviated. No attempt has been made to present a complete or detailed explanation of tax matters. Furthermore, the provisions of the statutes and regulations on which they are based are subject to change by legislative or administrative action. State and local taxes are beyond the scope of this discussion. Prospective investors in the Fund are urged to consult their own tax advisors regarding specific questions as to federal, state, or local taxes. This discussion applies only to U.S. shareholders. Foreign investors and U.S. shareholders with particular tax issues or tax statuses should consult their own tax advisors regarding special rules that may apply to them.

Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted

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from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

FINANCIAL STATEMENTS

The Fund’s most recent Annual Report to shareholders is a separate document. The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

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APPENDIX I

Columbia Management Advisors, Inc. (“CMA”)

Proxy Voting Policies and Procedures

Adopted July 1, 2003 and revised February 11, 2004

POLICY:

All proxies for client securities for which Columbia Management Advisors, Inc. (“CMA”) has been granted authority to vote shall be voted in a manner considered to be in the best interests of CMA’s clients, including the CMG Family Funds1 and their shareholders without regard to any benefit to CMA or its affiliates. CMA shall examine each proposal and vote against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer’s securities. In addition, CMA shall examine each proposal and vote the securities held on behalf of a client against the proposal, if, in its judgment, the proposal would be expected to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client’s investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs.

CMA addresses potential material conflicts of interest by having a predetermined voting policy. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined policy, the Proxy Committee will determine the vote in the best interest of CMA’s clients, without consideration of any benefit to CMA, its affiliates or its other clients.

OVERVIEW:

CMA’s policy is based upon its fiduciary obligation to act in its clients’ best interests. In addition, the SEC recently adopted rules under the Investment Company Act of 1940 and the Investment Advisers Act of 1940. These rules impose obligations with respect to proxy voting on investment advisers and investment companies.

PROCEDURES:

I. ACCOUNT POLICIES

Except as otherwise directed by the client, CMA shall vote as follows:

Separately Managed Accounts

CMA shall vote proxies on securities held in its separately managed accounts.

[1]	A CMG Family Fund or a Fund is a registered investment company or series of a registered investment company managed or advised by Columbia Management Advisors, Inc.

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Columbia Trust Company (CTC) Trust Pools

CMA shall vote proxies on securities held in the Trust pools.

CMG Family Funds/CMA Fund Trust

CMA shall vote proxies on securities held in the Funds, including multi-managed and subadvised Funds.

Columbia Private Portfolio

CMA shall vote proxies on securities held in its separately managed accounts.

II. PROXY COMMITTEE

CMA shall establish a Proxy Committee whose standing members shall include the heads of active equity and equity research, as well as representatives from fund administration, compliance and legal. Each portfolio manager (or sub-adviser) of a fund or account which holds securities of an issuer having a shareholder meeting, as well as the head of the asset class for which the security was selected, shall be an ad hoc member of the Proxy Committee in connection with the vote of proxies for the meeting.

The Proxy Committee’s functions shall include, in part,

(a)	direction of the vote on proposals where there has been a recommendation to the Committee not to vote according to the predetermined policy provided in the Voting Guidelines in III (A) below or which proposals require special consideration under III (B) below,

(b)	semi-annual review of this Proxy Voting Policy and Procedure to ensure consistency with internal policies and regulatory agency policies,

(c)	semi-annual review of existing Voting Guidelines and development of additional Voting Guidelines to assist in the review of proxy proposals, and

(d)	development and modification of Voting Procedures as it deems appropriate or necessary.

In determining the vote of any proposal for which it has responsibility, the Proxy Committee shall consider whether the proposal would be expected to impact adversely the current or potential market value of the issuer’s securities. In addition, the Proxy Committee shall examine the proposal and vote the securities held on behalf of a client against the proposal, if, in its judgment, the proposal would be expected to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client’s investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs.

In determining the vote on any proposal, the Proxy Committee shall not consider any benefit to CMA, any of its affiliates, any of its or its affiliates’ clients, or of its customers or service providers, other than benefits to the owner of the securities to be voted.

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The Proxy Committee shall create a charter, which shall be consistent with this policy and procedure. The charter shall set forth the Committee’s purpose, membership and operation. The charter shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal, e.g., is a portfolio manager for an account of the issuer.

II. VOTING GUIDELINES

In general, proposals which are designed to either dissuade or preclude the acquisition and/or merger of one corporate entity by/with another, or have the effect of diluting the value of the existing shares outstanding, or reduce the shareholders’ power over any company actions will be rejected.

A.	The Proxy Committee has adopted the following guidelines for voting proxies:

1.	Matters Relating to the Board of Directors/Corporate Governance

CMA generally will vote FOR:

•	Proposals for the election of directors or for an increase or decrease in the number of directors provided that a majority of directors would be independent.

However, CMA generally will WITHHOLD votes for one or more director nominees if: (i) the board as proposed to be constituted would not have a majority of independent directors; or (ii) the board does not have nominating, audit and compensation committees comprised solely of independent directors.

On a CASE BY CASE basis, CMA may withhold votes for a director nominee who has failed to observe good corporate governance practices or, through specific action or inaction, has demonstrated a disregard for the interests of shareholders.

•	Proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange. At least one member of the Audit Committee must qualify as a “financial expert” within the definition set forth in rules of the SEC.

•	Proposals to declassify boards.

•	Proposals to indemnify the board of directors through self-insurance plans or the purchase of insurance (though it is not the intent to eliminate director responsibility for negligence or breaches of fiduciary duty).

•	Proposals to create or eliminate positions or titles for senior management, though CMA prefers that the role of Chairman of the Board and CEO be held by different persons. (In evaluating such proposals, CMA will consider the size of the company and the nature of the shareholder base).

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•	Proposals for the annual appointment or approval of independent corporate auditors. An auditor will usually be thought of as independent unless the auditor receives more than 50% of its revenues from non-audit activities from the company and its affiliates.

•	Proposals that restore shareholder ability to remove directors with or without cause.

•	Proposals that encourage directors to own a minimum amount of stock.

•	Proposals to permit shareholders to elect directors to fill board vacancies.

•	Proposals for the company to adopt confidential voting.

CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

CMA generally will vote AGAINST:

•	Proposals to classify boards.

•	Proposals that give management the ability to alter the size of the board without shareholder approval.

•	Proposals that provide directors may be removed only by supermajority vote.

•	Proposals that allow more than one vote per share in the election of directors.

•	Proposals that provide only continuing directors may elect replacements to fill board vacancies.

•	Shareholder proposals that mandate a minimum amount of stock that directors must own.

•	Shareholder proposals to limit the tenure of outside directors.

2.	Compensation

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans, or thrift plans) if they are consistent with business practice. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares of expired options) exceed 10% of the currently outstanding shares overall or 3% for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interests of the clients. CMA requires management to provide substantial justification for the repricing of options.

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CMA generally will vote FOR:

•	Shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted to shareholder ratification.

•	Shareholder proposals asking a company to expense stock options.

•	Shareholder proposals to put option repricings to a shareholder vote.

•	Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no loess than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

CMA generally will vote AGAINST:

•	Stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

3.	Capitalization

CMA generally will vote FOR:

•	Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover action or the proposal increases the authorization by more than 50% without a clear need presented by the company.

•	Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

•	Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

•	Proposals to reduce or change the par value of common stock.

•	Proposals to create blank check preferred stock (i.e., with unspecified voting, conversion, dividend distribution and other rights), as long as the company expressly states that the stock will not be used as an anti-takeover defense.

CMA generally will vote AGAINST:

•	Proposals to create a new class of common stock with supermajority voting rights (i.e., dual class stock).

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4.	Mergers, Restructurings and Other Transactions

CMA will review, on a CASE BY CASE basis, business transactions such as mergers, acquisitions, asset sales, reorganizations, liquidations, spinoffs and other transactions.

5.	Anti-Takeover Measures

CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

Poison Pills

•	CMA will vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

•	CMA generally votes FOR shareholder proposals to redeem a poison pill and AGAINST management proposals to ratify a poison pill.

Greenmail

•	CMA will vote FOR proposals to adopt anti-greenmail charter or by law amendments or otherwise restrict a company’s ability to make greenmail payments.

Supermajority vote

•	CMA will vote AGAINST management proposals to require a supermajority shareholder vote to approve any proxy proposal, in particular, proposals to approve mergers and other significant corporate transactions.

•	CMA will vote FOR shareholder proposals to lower supermajority vote requirements.

6.	Other Business Matters

CMA generally will vote FOR

•	Proposals to approve the minutes of a prior meeting, or to change the date, location or time of the annual meeting.

•	Bylaw or charter changes that are of a housekeeping nature (updates or corrections).

•	Proposals to approve a change in the company’s name.

•	Proposals to change the location of the company’s principal place of business, provided the purpose is not to reduce the scope of adequate regulatory or financial supervision.

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•	Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

•	Proposals that endorse the recruitment, development and promotion of personnel on a non-discriminatory merit basis, regardless of race, creed, color or gender.

CMA generally will vote AGAINST:

•	Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

•	Authorization to transact other unidentified, substantive business at a meeting.

•	Proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

•	Proposals authorizing the company’s board of directors to adopt, amend or repeal bylaws without shareholder approval.

•	Proposals to vote unmarked proxies in favor of management.

B.	Ability to Vote Proxies Other than as Provided in A Above.

A Portfolio Manager, sub-adviser or other party involved with a client’s or Fund’s account may conclude that the interest of the client or Fund requires that a proxy be voted on a proposal in a manner that differs from the predetermined proxy voting policy. In this situation, he or she shall request that the Proxy Committee consider voting the proxy on the proposal other than according to the predetermined policy provided in III (A) above. If any person (or entity) requests the Proxy Committee (or any of its members) to vote a proxy other than according to the predetermined policy, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person’s (or entity’s) relationship with the party proposing the matter to shareholders.

The Proxy Committee may vary from the predetermined policy if it determines that voting on the proposal according to the predetermined policy would be expected to impact adversely the current or potential market value of the issuer’s securities or to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client’s investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs. In determining the vote on any proposal, the Proxy Committee shall not consider any benefit other than benefits to the owner of the securities to be voted.

C.	Proposals Requiring Special Consideration

The following proposals require individual, special consideration. The Proxy Committee will determine how proxies related to each of these proposals will be voted. The Proxy Committee shall determine to vote against any such proposal which would be expected to impact adversely the current or potential market value of the issuer’s securities or to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the

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potential economic return on the client’s investment. In the event a client believes that its other interests require a different vote, CMA shall vote as the client instructs In determining the vote on any proposal, the Proxy Committee shall not consider any benefit other than benefits to the owner of the securities to be voted.

1.	New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Guideline, which will be incorporated into this Proxy Voting Policy and Procedures.

2.	Accounts Adhering to Taft Hartley Principles. All proposals for these accounts shall be voted according to the Taft Hartley Guidelines developed by Institutional Shareholder Services, Inc. (“ISS”).

3.	Accounts Adhering to Socially Responsible Principles. All proposals for these accounts shall be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

4.	Proxies of International Issuers which Block Securities Sales between the Time a Shareholder submits a Proxy and the Vote. Proposals for these securities shall be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with these Proxy Voting Guidelines.

5.	Proxies of Investment Company Shares. Proposals on issues other than those specified above under III (A), e.g., election of directors, selection of accountants.

6.	Shareholder Proposals. Shareholder proposals that are not covered by III (A) above will be reviewed individually.

7.	Executive/Director Compensation. Except as provided in III (A), proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

8.	Pre-Emptive Rights. Proposals to create or eliminate pre-emptive rights. In evaluating proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

If any person (or entity) requests that the Proxy Committee (or any of its members) vote a proxy in a specific manner, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person’s (or entity’s) relationship with the party proposing the matter to shareholders.

IV. VOTING PROCEDURES

The Proxy Committee has developed the following procedures to assist in the voting of proxies according to the Voting Guidelines set forth in Section III above. The Proxy Committee may revise these procedures from time to time, as it deems appropriate or necessary to effect the purposes of this Policy and Procedures.

•	CMA shall use Institutional Shareholder Services (“ISS”), a third party vendor, to implement its proxy voting process. ISS shall provide proxy analysis and record keeping services.

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•	On a daily basis CMA shall send to ISS a holdings file detailing each equity holding held in an account advised by CMA. Information on equity holdings for the international portfolio shall be sent weekly.

•	ISS shall receive proxy material information from Proxy Edge or the custodian bank for the account. This shall include issues to be voted upon, together with a breakdown of holdings for CMA accounts. ISS shall then reconcile information it receives from CMA with that it has received from Proxy Edge and custodian banks. Any discrepancies shall be noted and resolved by ISS.

•	Whenever a vote is solicited, ISS shall send CMA a request to vote over a secure website. CMA personnel shall check this website daily. The request shall be accompanied by a recommended vote. The recommended vote shall be based upon CMA’s Voting Guidelines previously delivered by CMA to ISS as set forth in Section III. CMA shall promptly provide ISS with any amendments or modifications to the Guidelines. CMA shall return a final instruction to vote to ISS, which ISS shall record with Proxy Edge or the custodian bank as our agent.

•	ISS shall have procedures in place to ensure that a vote is cast on every security holding maintained by CMA on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients CMA shall receive a report from ISS detailing CMA’s voting for the previous period.

•	Each time that ISS shall send CMA a request to vote the request shall be accompanied by the recommended vote determined in accordance with CMA’s Voting Guidelines. ISS shall vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of a client requires another vote or the proposal is a matter on which the Proxy Committee has discretion under Section III.C. In such situations ISS shall vote based on the direction of the client or the Proxy Committee, as the case may be. The interests of CMA’s Taft Hartley or “Socially Responsible “ clients may impact a proposal that normally should be voted in a certain way. ISS shall inform CMA of all proposals having impact on its Taft Hartley and or “Socially Responsible “ clients. The Proxy Voting Committee shall be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented.

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CMG FUND TRUST

PART C

OTHER INFORMATION

Item 23.	Exhibits

(a1)	Restated Declaration of Trust.(1)

(a2)	Amendment to Restated Declaration of Trust.(1)

(a3)	Amendment No. 2 to Restated Declaration of Trust.(2)

(a4)	Amendment No. 3 to Restated Declaration of Trust.(3)

(a5)	Amendment No. 4 to Restated Declaration of Trust.(5)

(a6)	Amendment No. 6 to Restated Declaration of Trust.(7)

(a7)	Amendment No. 7 to Restated Declaration of Trust.(8)

(a8)	Amendment No. 8 to Restated Declaration of Trust.(10)

(a9)	Amendment No. 9 to Restated Declaration of Trust.(10)

(a10)	Amendment No. 10 to Restated Declaration of Trust.(12)

(b)	Bylaws.(1)

(c1)	Specimen Stock Certificate for CMG Small Cap Fund.(1)

(c2)	Specimen Stock Certificate for CMG International Stock Fund.(1)

(c3)	Specimen Stock Certificate for CMG High Yield Fund.(1)

(c4)	Specimen Stock Certificate for CMG Short Term Bond Fund.(2)

(c5)	Specimen Stock Certificate for CMG International Bond Fund.(3)

(c6)	Specimen Stock Certificate for CMG Fixed Income Securities Fund.(3)

(c7)	Specimen Stock Certificate for CMG Small/Mid Cap Fund.(5)

(c8)	Specimen Stock Certificate for CMG Strategic Equity Fund.(6)

(d1)	Investment Advisory Contract for CMG Small Cap Fund.(4)

(d2)	Investment Advisory Contract for CMG International Stock Fund.(4)

(d3)	Amendment No. 1 to Investment Advisory Contract for CMG International Stock Fund.(9)

(d4)	Investment Advisory Contract for CMG High Yield Fund.(4)

(d5)	Amendment No. 1 to Investment Advisory Contract for CMG High Yield Fund.(9)

(d6)	Investment Advisory Contract for CMG Short Term Bond Fund.(2)

(d7)	Amendment No. 1 to Investment Advisory Contract for CMG Short Term Bond Fund.(10)

(d8)	Investment Advisory Contract for CMG International Bond Fund.(3)

(d9)	Amendment No. 1 to Investment Advisory Contract for CMG International Bond Fund.(9)

(d10)	Investment Advisory Contract for CMG Fixed Income Securities Fund.(3)

(d11)	Amendment No. 1 to Investment Advisory Contract for CMG Core Bond Fund, formerly the CMG Fixed Income Securities Fund.(10)

(d12)	Investment Advisory Contract for CMG Small/Mid Cap Fund.(5)

(d13)	Amendment No. 1 to Investment Advisory Contract for CMG Small/Mid Cap Fund.(9)

(d14)	Investment Advisory Contract for CMG Strategic Equity Fund.(6)

(d15)	Investment Advisory Contract for CMG Enhanced S&P 500 Index Fund, CMG Large Cap Growth Fund, CMG Large Cap Value Fund, CMG Mid Cap Value Fund, CMG Mid Cap Growth Fund, CMG Small Cap Growth Fund, CMG Small Cap Value Fund, CMG Emerging Markets Equity Fund, CMG Core Plus Bond Fund, CMG Government Bond Fund, CMG Corporate Bond Fund and CMG Mortgage and Asset-Backed Securities Fund.(9)

(d16)	Investment Advisory Contract for CMG Ultra Short Term Bond Fund and CMG Intermediate Bond Fund.(10)

(e)	Distribution Agreement.(9)

(f)	Not Applicable.

(g)	Master Custodian Agreement between State Street Bank & Trust Co. and CMG Fund Trust.(9)

(h1)	Administrative Services Agreement.(7)

(h2)	Shareholders’ Servicing and Transfer Agent Agreement between Liberty Funds Services, Inc. and CMG Fund Trust.(9)

(h3)	Amendment No. 1 to Shareholders’ Servicing and Transfer Agent Agreement between Columbia Funds Services, Inc. and CMG Fund Trust.(10)

(h4)	Pricing, Bookkeeping and Fund Administration Agreement between Colonial Management Associates, Inc. and CMG Fund Trust.(9)

(h5)	Amendment No. 1 to Pricing, Bookkeeping and Fund Administration Agreement between Columbia Management Advisors, Inc. and CMG Fund Trust.(10)

(i)	Opinion of Counsel – Not Applicable.

(j)	Consent of Accountants.*

(k)	Omitted Financial Statements – Not Applicable.

(l)	Not Applicable.

(m)	12b-1 Plan – Not Applicable.

(n)	Rule 18f-3 Plan – Not Applicable.

(o)	Not Applicable.

(p)	Code of Ethics.(11)

(q)	Powers of Attorney for the following Trustees: Douglas A. Hacker, Janet Langford Kelly, Richard W. Lowry, William E. Mayer, Charles R. Nelson, John J. Neuhauser, Patrick J. Simpson, Thomas E. Stitzel, Thomas C. Theobald, Anne-Lee Verville, and Richard L. Woolworth.(11)

(1)	Incorporated herein by reference to Post-Effective Amendment No. 11 to Registrant’s Registration Statement on Form N-1A, File No. 33-30394, filed December 16, 1996.
(2)	Incorporated herein by Reference to Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A, File No. 33-30394, filed September 2, 1997.
(3)	Incorporated herein by Reference to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A, File No. 33-30394, filed April 18, 2000.
(4)	Incorporated herein by Reference to Post-Effective Amendment No. 13 to Registrant’s Registration Statement on Form N-1A, File No. 33-30394, filed December 24, 1997.
(5)	Incorporated herein by Reference to Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A, File No. 33-30394, filed August 1, 2000.

(6)	Incorporated herein by Reference to Post-Effective Amendment No. 20 to Registrant’s Registration Statement on Form N-1A, File No. 33-30394, filed July 9, 2001.
(7)	Incorporated herein by Reference to Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A, File No. 33-30394, filed September 21, 2001.
(8)	Incorporated herein by Reference to Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A, File No. 33-30394, filed December 5, 2002.
(9)	Incorporated herein by Reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A, File No. 33-30394, filed February 27, 2003.
(10)	Incorporated herein by Reference to Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-1A, File No. 33-30394, filed November 4, 2003.
(11)	Incorporated herein by reference to Post-Effective Amendment No. 6 to the Columbia Floating Rate Fund on Form N-2, File No. 333-51466 filed December 16, 2003.

(12)	Incorporated herein by Reference to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A, File No. 33-30394, filed March 1, 2004.

*	Filed herewith.

Item 24. Persons Controlled by or Under Common Control with Registrant

The Registrant is controlled by its Board of Trustees, whose members also serve as members of the Board of Trustees/Directors of approximately 132 open-end and 15 closed-end funds and portfolios managed by Columbia Management Advisors, Inc., an Oregon corporation (the “Adviser”). The Adviser, Columbia Funds Services, Inc., the Registrant’s transfer agent, and Columbia Financial Center Incorporated, the Registrant’s distributor, are direct wholly owned subsidiaries of Columbia Management Group, which is an indirect wholly-owned subsidiary of Bank of America Corporation. Prior to April 1, 2004, Columbia Management Group was an indirect wholly owned subsidiary of FleetBoston Financial Corporation. Effective April 1, 2004, FleetBoston Corporation was acquired by Bank of America Corporation. See “Management” and “Investment Advisory and Other Fees paid to Affiliates” in the Statement of Additional Information.

Item 25. Indemnification

Under the Declaration of Trust and Bylaws of the Registrant, any trustee or officer of the Registrant may be indemnified by the Registrant against all expenses incurred by the trustee or officer in connection with any claim, action, suit or proceeding, civil or criminal, by reason of his or her being a trustee or officer of the Registrant, to the fullest extent not prohibited by law and the Investment Company Act of 1940 (the “1940 Act”) and related regulations and interpretations of the Securities and Exchange Commission (“SEC”).

Insofar as reimbursement or indemnification for expenses incurred by a director or officer in legal proceedings arising under the Securities Act of 1933 (the “1933 Act”) may be permitted by the above provisions or otherwise, the Registrant has been advised that in the opinion of the SEC such reimbursement or indemnification is against public policy as expressed in the Act and therefore unenforceable. In the event that any claim for indemnification under the above provisions is asserted by an officer or trustee in connection with the securities being registered, the Registrant, unless in the opinion of its counsel the matter has already been settled by controlling precedent, will (except insofar as such claim seeks reimbursement of expenses paid or incurred by an officer or trustee in the successful defense of any such action, suit or proceeding or claim, issue, or matter therein) submit to a court of appropriate jurisdiction the question whether indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

The Registrant’s trustees and officers are named insureds under an insurance policy issued by ICI Mutual Insurance Company.

Item 26. Business and Other Connections of Investment Advisor

Information regarding the businesses of Columbia Management Advisors, Inc. and its officers and directors is set forth under “Management” in the Prospectus, and under “Management” and “Investment Advisory and Other Fees Paid to Affiliates” in the Statement of Additional Information and is incorporated herein by reference.

Item 27. Principal Underwriters

Pursuant to a distribution agreement with each of the portfolios of CMG Fund Trust, including the Registrant, Columbia Financial Center Incorporated is authorized to sell shares of each portfolio to the public. No commission or other compensation is received by Columbia Financial Center Incorporated in connection with the sale of shares of the portfolios of CMG Fund Trust. Certain information on each director and officer of Columbia Financial Center Incorporated is set forth below:

Name	Positions and Offices with Columbia Financial Center Incorporated	Positions and Offices with Registrant
Frederick R. Berretta*	President & Director	None

Keith T. Banks**	Director	None

Angela M. Cox*	Chief Compliance Officer	None

Michael A. Nelson***	Vice President	None

Robert W. Noack***	Vice President	None

Nadine J. Johnson***	Treasurer	None

Mark A. Wentzien***	Vice President, Director & Secretary	Assistant Secretary

*	Principal business address is: 101 S. Tryon Street, Charlotte, North Carolina 28255
**	Principal business address is: 100 Federal Street, Boston, Massachusetts 02111
***	Principal business address is: P.O. Box 1350, Portland, Oregon 97207

Item 28. Location of Accounts and Records

The records required to be maintained under Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder are maintained by CMG Fund Trust at 1300 S.W. Sixth Avenue, Portland, Oregon 97201, Columbia Management Advisors, Inc. at 1300 S.W. Sixth Avenue, Portland, Oregon, 97201 and 100 Federal Street, Boston, Massachusetts, 02110, as well as Columbia Funds Services, Inc. at P.O. Box 8081, Boston, MA 02266-8081.

Records relating to the Registrant’s portfolio securities are also maintained by State Street Corporation, 2 Avenue De Lafayette, Boston, Massachusetts 02111.

Item 29. Management Services

Not applicable.

Item 30. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Post-Effective Amendment meets all of the requirements for effectiveness under Rule 485(b) under the Securities Act of 1933 and the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and State of Massachusetts on the 19th day of November, 2004.

CMG FUND TRUST

By	/S/ CHRISTOPHER L. WILSON
Christopher L. Wilson
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below on the 19th day of November, 2004 by the following persons in the capacities indicated.

(i)	Principal executive officer:

/S/ CHRISTOPHER L. WILSON	President
Christopher L. Wilson

(ii)	Principal accounting and financial officers:

/S/ J. KEVIN CONNAUGHTON	Treasurer (Principal Financial Officer)
J. Kevin Connaughton

/S/ MICHAEL G. CLARKE	Chief Accounting Officer
Michael G. Clarke	(Principal Accounting Officer)

(iii)	Trustees:

* DOUGLAS A. HACKER	Trustee
Douglas A. Hacker

* JANET LANGFORD KELLY	Trustee
Janet Langford Kelly

* RICHARD W. LOWRY	Trustee
Richard W. Lowry

* WILLIAM E. MAYER	Trustee
William E. Mayer

* CHARLES R. NELSON	Trustee
Charles R. Nelson

* JOHN J. NEUHAUSER	Trustee
John J. Neuhauser

* PATRICK J. SIMPSON	Trustee
Patrick J. Simpson

* THOMAS E. STITZEL	Trustee
Thomas E. Stitzel

* THOMAS C. THEOBALD	Trustee
Thomas C. Theobald

* ANN-LEE VERVILLE	Trustee
Anne-Lee Verville

*	RICHARD L. WOOLWORTH	Trustee
Richard L. Woolworth

*By:	MARK A. WENTZIEN
Mark A. Wentzien
Attorney-In-Fact

CMG FUND TRUST

EXHIBIT INDEX

Exhibit	Description

(j)	Consent of Accountants.